UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2020

Dividend Focus Funds
Income Builder
Rising Dividend Growth

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Global Portfolio Solutions Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.29%, 1.57%, 2.68%, 2.53%, 2.70% and 2.70%, respectively. These returns compare to the -7.55% and 3.28% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE BofAML BB to B U.S. High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, the spread of COVID-19, contraction in global economic growth and historic financial stimulus by central banks and governments around the world most influenced the financial markets and the Fund.

In November and December 2019, when the Reporting Period began, U.S. equity market returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market, as evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation and reduced trade war tensions fended off imminent recession risk. As for fixed income markets, performance was bolstered by accommodative central bank policy, improved investor sentiment toward risk assets and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China. In this environment, U.S. high yield corporate bonds posted gains.

During the first quarter of 2020, U.S. equities sold off as the emergence and rapid spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government and the U.S. Federal Reserve (“Fed”) to respond with aggressive financial stimulus. In addition, crude oil prices fell as supply increased and demand declined. Regarding fixed income, market sentiment was challenged by concerns that global economic growth could slow due to the outbreak of COVID-19. Risk-off investor sentiment, or reduced risk appetite, intensified during March as governments around the world initiated shutdowns and quarantines to stem what had by then become a pandemic. As for U.S. high yield corporate bonds, investor perceptions of slowing global economic growth alongside sharp equity market drawdowns and declining crude oil prices, as well as investment outflows from the asset class, drove a steep sell-off. Stressed liquidity conditions and growing market concerns about the possible downgrades of investment grade corporate bonds into the high yield corporate bond market also contributed to the sell-off.

U.S. equities rebounded during the second calendar quarter. The market appreciated despite a surge in COVID-19 cases in regional pockets of the U.S., causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million over May and June, driving the unemployment rate down to 11.1% from a high of more than 14% in the prior quarter. For similar reasons, the broad fixed income market generated gains, with U.S. high yield corporate bonds benefiting from increased Fed stimulus, stabilizing crude oil prices, rising investor demand and improvement in U.S. economic activity.

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FUND RESULTS

During the third quarter of 2020, the U.S. equity markets continued to rally in spite of pressure from the COVID-19 pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Purchasing Managers’ Index increasing to 56.0 in August, a reading that was firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets. Within fixed income, U.S. high yield corporate bonds extended their positive momentum at the start of the quarter, benefiting from accommodative monetary and fiscal policies globally, a worldwide search for yield and an improvement in perceived quality of the asset class. However, increasing concerns of a potential second wave of COVID-19 infections, crude oil price volatility, and uncertainty around the then-upcoming U.S. elections tempered investor risk sentiment in the latter part of the quarter.

In October 2020, the majority of third quarter earnings results for U.S. companies came in better than consensus expected, but U.S. equity prices declined against a backdrop of heightened market expectations. Political uncertainty surrounding the then-upcoming U.S. elections and a lack of further fiscal stimulus were also sources of volatility during the month. Despite these headwinds, some support for U.S. equities was provided by a 33.1% increase in U.S. Gross Domestic Product (“GDP”) in the third quarter of 2020, as businesses resumed some activity that was postponed or restricted as a result of COVID-19. Within fixed income, market conditions were volatile for similar reasons. That said, U.S. high yield corporate bonds remained resilient due to healthy investor demand despite heightened volatility caused by political and COVID-19-related headwinds.

For the Reporting Period overall, U.S. large-cap equities, as measured by the S&P 500® Index, generated positive returns. However, value stocks, as measured by the Russell Index, produced negative returns. The fixed income markets, including high yield corporate bonds, produced positive returns during the Reporting Period overall.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A

As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation, measured at the time of investment. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 37.5% in equities and 57.0% in fixed income, with the balance of 5.5% in cash and cash equivalents. The Fund’s exposure to equities increased during the first three months of the Reporting Period, due to the appreciation of stock prices. During February and into March, as the stock market sold off, the Fund’s exposure to equities drifted lower. We decided to rebalance the Fund, increasing its exposure to equities, because we thought equity prices were attractive from a longer-term perspective. That said, the Fund was underweight equities relative to its baseline allocation at the end of March. During August 2020, as equity valuations remained attractive, in our view, and stocks rallied, we allowed the Fund’s equity allocation to drift higher while also actively adding to its holdings. In addition, during the Reporting Period overall, we used equity call options in an effort to generate additional cash flow and mitigate potential downside risk for the Fund. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) After maintaining the Fund’s existing positions in sold call options during the opening weeks of the Reporting Period, we allowed its sold call options on European large-cap stocks to expire in December 2019. In February 2020, we sold call options on U.S. large-cap stocks and European large-cap stocks, as we saw attractive levels of implied volatility (i.e., expectations of future volatility). In April, amid a significant equity rally, we allowed all of the Fund’s sold call positions to expire, and we did not write new calls for the rest of the Reporting Period.

Regarding the Fund’s duration position, we extended it, using interest rate swaps, to nearly five years in February 2020, as we sought to mitigate potential risk within equities and high yield corporate credit and because we believed interest rate swaps could potentially generate attractive returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) As interest rates declined

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FUND RESULTS

substantially during the spring, we reduced the Fund’s duration position so that it was just over three years by the end of the Reporting Period. In our view, interest rates swaps had become less effective as a hedge, and we considered them less attractive from a potential return standpoint.

In October 2020, the Fund changed the way it gained exposure to energy master limited partnerships (“MLPs”), shifting from direct investments in energy MLPs to an investment in the Goldman Sachs MLP Energy Infrastructure Fund. The Fund maintained a small allocation to energy MLPs, given what we considered to be their attractive valuations following a decline in the early part of the Reporting Period.

At the end of the Reporting Period, the Fund was invested 40.9% in equities and 63.4% in fixed income. This breakout is inclusive of derivatives exposure in both asset classes but does not necessarily include the cash to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

Q	What was the Fund’s 12-month distribution rate and what was its 30-Day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares provided 12-month distribution rates of 3.39%%, 2.70%, 3.66%, 3.56%, 3.67% and 3.67%, respectively. (The 12-month distribution rate is calculated by taking the sum of all cash distributions to shareholders over the past 12 months and dividing this sum by the Fund’s month-end net asset value (“NAV”) for the last month of the period. This rate includes capital gain/loss distributions, if any. This is not an SEC yield.) On October 31, 2020, the Fund’s 30-Day Standardized Subsidized SEC yields for its Class A, Class C, Institutional, Investor, Class R6 and Class P Shares were 2.79%, 2.19%, 3.28%, 3.20%, 3.29% and 3.29%, respectively. (The 30-Day Standardized Subsidized SEC Yield is calculated in accordance with SEC regulations and is determined by dividing the Fund’s net investment income per share earned over the 30-day period by the Fund’s maximum public offering price per share on the last day of such period, which figure is then annualized. The 30-Day Standardized Subsidized SEC Yield may differ from the distribution rate because of the exclusion of distributed capital gains. The 30-Day Standardized Subsidized SEC Yield reflects any fee waivers and/or expense reimbursements in effect during the period, without which the yield would be reduced.)

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest negative impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), also detracted from its performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions compared to the Russell Index in the health care and energy sectors detracted from its returns. An underweight in consumer staples further hurt performance. Stock selection in all three sectors also had a negative impact on returns. On the positive side, the Fund benefited from overweight positions in information technology, industrials and utilities. Stock selection in all three sectors also added to performance.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s performance relative to the Russell Index were Royal Dutch Shell, Klépierre and Energy Transfer, L.P.

The top detractor was Royal Dutch Shell, a multinational oil and gas company headquartered in the Netherlands and incorporated in the U.K. In addition to its core businesses of oil and gas production, refining and marketing, and petrochemicals manufacturing, Royal Dutch Shell has some exposure to alternative fuels and other renewable energies. The company’s stock price declined along with the broader energy sector during the Reporting Period, as the spread of COVID-19 depressed demand for oil and gas. Its shares were also hurt by the news of a dividend cut. At the end of the Reporting Period, we remained positive about Royal Dutch Shell given its cash flow generation and our belief that the company should be able to grow its dividend in 2021.

Klépierre, a French real estate investment trust (“REIT”) that owns shopping centers across Europe and office properties in Paris, also hampered performance as the company suffered along with the broader retail and office sectors during the

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FUND RESULTS

Reporting Period. All of Klépierre’s business segments had been hurt by the COVID-19 pandemic. We eliminated the Fund’s position during March 2020 because of our concerns about the lasting effects of COVID-19 on the retail and office sectors.

We considered Energy Transfer, L.P. to be a high quality pipeline asset that could potentially generate predictable cash flow and provide the Fund with exposure to energy MLPs. Unfortunately, the underlying commodity environment deteriorated more sharply than we anticipated, stressing the entire energy MLP market segment. We eliminated the Fund’s investment in Energy Transfer, L.P. during the Reporting Period to allocate capital to stocks with what we believed were greater risk/reward profiles.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	Compared to the Russell Index, the Fund’s positioning in Apple, Microsoft and Schneider Electric contributed positively to relative returns during the Reporting Period.

Apple, which designs and manufactures mobile communication and media devices, personal computers and portable digital music players, added most to the Fund’s performance. In the final months of 2019, Apple’s shares advanced on market optimism about the company’s 2020 and 2021 outlook. Indeed, during the first three quarters of 2020, the company consistently beat consensus expectations for both its revenue and profit growth. Apple’s smartphone business, in particular, performed much better than market expected. Additionally, sales of iPads and Mac models benefited from work-from-home spending. At the end of the Reporting Period, we maintained our favorable view of Apple because of what we saw as its continued innovation and earnings growth.

Microsoft, the giant developer and marketer of software and hardware services, benefited from sharp increases in demand for cloud-based computing and storage services. Microsoft has been successful in migrating enterprise customers to its cloud platform and remains a major player in the public cloud market. At the end of the Reporting Period, we remained positive on Microsoft and continued to believe it is a well-diversified, high quality company led by an excellent management team.

Schneider Electric, a France-headquartered provider of energy and automation digital solutions, benefited from broad-based industrial recovery during the Reporting Period. In our view, the market has not fully appreciated the company’s strong portfolio of energy technologies, real-time automation, software and services, which resulted in—and could potentially continue to fuel—accelerating revenue growth and impressive margin leverage.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Bristol-Myers Squibb, which engages in the discovery, development, licensing, manufacture, marketing, distribution and sale of biopharmaceutical products. In our view, the market under-appreciated the pipeline opportunity from the company’s acquisition of biopharmaceutical company Celgene early in the Reporting Period. We believed Bristol-Myers Squibb was priced very attractively, and we saw potential benefits in new U.S. Food and Drug Administration approvals for different treatment options.

The Fund also established a position in Eaton, a multinational power management company. We believe its chief executive officer has done a good job of reshaping Eaton’s portfolio of businesses and driving operational changes. The company has also been able to reliably generate attractive free cash flow, in our view. We see value in Eaton’s end-market exposure to certain recovering sectors, such as commercial aerospace, and we believe it is well positioned to benefit from incremental government stimulus focused on infrastructure.

Among sales completed during the Reporting Period was the Fund’s position in Northern Trust. We had a less positive view than the market on the financial holding company’s operational efficiency in the near term, and we had concerns about continued growth in its operating expenses. As a result, we chose to exit the position and allocate the capital to higher conviction ideas.

We also eliminated the Fund’s position in British-Dutch international consumer goods company Unilever NV during the Reporting Period in favor of what we considered to be greater risk/reward opportunities.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to the utilities and health care sectors. We reduced the Fund’s exposures to the energy and financials sectors. At

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FUND RESULTS

the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the information technology, health care, utilities, industrials and materials sectors. The Fund was underweight compared to the Russell Index in the financials, communication services, and consumer discretionary sectors. Relative to the Russell Index, the Fund was rather neutrally weighted in the energy, consumer staples and real estate sectors at the end of the Reporting Period.

Q	Which fixed income market segments significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the ICE BofAML Index, specific bottom-up selection of industrial-related high yield corporate bonds and investment grade corporate bonds detracted from the Fund’s returns. Conversely, the Fund benefited from its underweight position in the energy and industrial manufacturing high yield market segments.

Q	How did the Fund’s tactical duration strategy and yield curve positioning affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s tactical duration strategy had a positive impact on performance. As mentioned previously, we extended the Fund’s duration position, using interest rate swaps, as we sought to mitigate potential risk within equities and high yield corporate credit and because we believed interest rate swaps could potentially generate attractive returns. This positioning added to the Fund’s performance during the Reporting Period. We do not actively manage the Fund’s yield curve positioning as part of our investment process. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) However, during the Reporting Period, we made decisions that affected the Fund’s yield curve position. Specifically, we adjusted the tenor of the interest rate swaps used as part of the Fund’s tactical duration strategy, which had a positive impact on performance. (Tenor refers to the length of time remaining before a financial contract expires.)

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to the banking, technology and diversified industrials market segments. We decreased its exposures to the telecommunications, cable media, and metals and mining market segments. At the end of the Reporting Period, the Fund’s largest overweights relative to the ICE BofAML Index were in the technology, financials and non-cable media market segments, while its largest underweight positions were in the electric utilities, retail and apparel, and transportation market segments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility (negative impact on performance). In addition, equity futures were employed to gain passive exposure to the equity markets (positive impact on performance). Within the Fund’s fixed income allocation, the Income Builder Team used interest rates swaps and U.S. Treasury futures as cost-efficient instruments to provide greater precision and versatility in the management of duration (both had a positive impact on performance). To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards (neutral impact) during the Reporting Period.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team believed the key headwinds to global economic growth were more stringent COVID-19 control measures, low employment growth, weak corporate profits and continued softness in services sector activity. The factors supportive of economic growth, in our view, were high household savings rates; the rebuilding of inventories, which should support manufacturing output; accommodative financial conditions (particularly in the U.S.); and strong housing markets. In the near term, we expected central banks to keep interest rates low and for fiscal policy to be a key driver of changes in the macro and market environments.

Regarding equities, we thought low interest rates, slow economic growth and continued uncertainty were an excellent backdrop for higher yielding stocks. Although they underperformed the broad equity and fixed income markets during the Reporting Period, higher yielding stocks are likely to do better in the near term, we believe. First, market leadership was narrow during the Reporting Period, but we expected it to expand going forward. Second, investors have been fearful about dividend cuts, but we believed these concerns were largely in the past, as dividends have stabilized since the uptick in cuts and suspensions stemming

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FUND RESULTS

from the COVID-19 global pandemic. In the 2020 calendar year through October, dividend payments for the S&P 500® Index totaled $361 billion, which was on pace to equal 2019 pre-COVID-19 pandemic levels. During September, there were no cuts or suspensions, while there were 11 dividend increases and two dividend initiations. Third, higher yielding stocks have an affiliation with value stocks, which were out of favor during the Reporting Period. Value stocks, especially those perceived as defensive by investors, were likely to become more attractive, in our view. Overall, we expected the macro backdrop to provide a tailwind for higher yielding stocks, especially relative to bonds. At the end of the Reporting Period, more than 75% of U.S. equities and 81% of non-U.S. equities were yielding more than a 10-year U.S. Treasury security. Additionally, in our opinion, higher yielding equities have lower risk than many other equities due to their higher and more predictable cash flows. Furthermore, we believed higher yielding equities have less exposure to U.S. government risk because the underlying businesses generate significant domestic revenues and may not be significantly affected by higher corporate taxes since many of them do not pay taxes and some (e.g., REITs, MLPs, and utilities) pass through taxes to investors. In addition, we believed select sectors, including utilities and transportation infrastructure, may benefit from increased fiscal spending. Lastly, while equities remained more volatile than fixed income at the end of the Reporting Period, we believed it was possible to mitigate risk using call writing, and many investors have taken on more duration and credit risk than they had previously, in our view, narrowing the difference in risk between the two assets.

Within fixed income, we maintained the Fund’s overweight in high yield corporate bonds at the end of the Reporting Period, as we believed they were well-supported by market technicals (supply and demand conditions) and remained attractive given low global interest rates and hedging costs as investors moved down the risk spectrum in search of yield. Additionally, the high yield corporate bond market saw approximately $200 billion in “fallen angels” (or investment grade corporate bonds downgraded to high yield status) during the Reporting Period, which has improved the quality of the investable universe and provided investors with more investment opportunities, in our opinion. That said, we recognized that investor risk sentiment may remain challenged in the near term due to high volatility around the COVID-19 trends and the resulting impact on the economy and a possible re-escalation of geopolitical tensions. Accordingly, at the end of the Reporting Period, we were focused on identifying issuers with what we considered to be diversified product profiles, strong liquidity levels, efficient cost management and the ability to survive regardless of re-opening outcomes. From a market segment standpoint, we favored building materials due to these companies’ cost controls and margin resilience. The sector also benefits from positive new construction and repair and remodel trends. We maintained a focus on specialty chemicals, where profit margins were stronger than within commodity chemicals. We increased the Fund’s positioning in financials and banking, as Initial Public Offerings within these market segments were well received owing to attractive enterprise values, strong cash flows and compelling new home mortgage interest rates. The Fund remained underweight sectors facing secular challenges and government policy uncertainty. In particular, it was underweight high yield corporate bonds in the energy sector, which remained challenged by volatile crude oil prices, and in the health care sector, which faced idiosyncratic issues including litigation, pricing legislation and heightened regulatory scrutiny. The Fund was also underweight consumer cyclical market segments, such as retail and apparel and gaming and leisure, at the end of the Reporting Period. From a credit ratings perspective, we continued to favor higher quality bonds that offer good convexity and/or greater spread compression. (Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes. Spreads are yield differentials between bonds of similar maturity.)

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FUND BASICS

Income Builder Fund

as of October 31, 2020

TOP TEN EQUITY HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	1.0%	Pharmaceuticals
The Home Depot, Inc.	0.9	Specialty Retail
Bristol-Myers Squibb Co.	0.9	Pharmaceuticals
Verizon Communications, Inc.	0.8	Diversified Telecommunication Services
Linde PLC	0.8	Chemicals
Comcast Corp. Class A	0.8	Media
Schneider Electric SE ADR	0.8	Electrical Equipment
The Coca-Cola Co.	0.8	Beverages
Honeywell International, Inc.	0.8	Industrial Conglomerates
Cisco Systems, Inc.	0.7	Communications Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

FUND’S FIXED INCOME COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE BofAML BB to B U.S. High Yield Constrained Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	2.29%	5.24%	6.67%	—
Including sales charges	-3.33%	4.06%	6.07%	—

Class C
Excluding contingent deferred sales charges	1.57%	4.46%	5.87%	—
Including contingent deferred sales charges	0.55%	4.46%	5.87%	—

Institutional Class	2.68%	5.65%	7.09%	—

Investor	2.53%	5.50%	6.92%	—

Class R6 (Commenced July 31, 2015)	2.70%	5.65%	N/A	5.04%

Class P (Commenced April 16, 2018)	2.70%	N/A	N/A	5.81%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Effective at the close of business on June 30, 2020 (the “Effective Date”), Dividend Assets Capital, LLC (“DAC”) no longer served as sub-adviser to the Fund and no longer managed the Fund’s investments in master limited partnerships (“MLPs”) and energy infrastructure companies (the “MLP & Energy Infrastructure Sleeve”). Beginning at the close of business on the Effective Date, Goldman Sachs Asset Management, L.P.’s (“GSAM”) Energy & Infrastructure Team (“E&I Team”) manages the MLP & Energy Infrastructure Sleeve. Below, the Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the E&I Team discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -1.80%, -2.50%, -1.47%, -1.55%, -1.47%, -2.01% and -1.46%, respectively. These returns compare to the 9.68% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A	The S&P 500 Index gained 3.63% in November 2019 and 3.02% in December 2019. Stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market, as evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation and reduced trade war tensions fended off imminent recession risk.

The S&P 500 Index fell 19.60% in the first quarter of 2020. The U.S. equity market sold off as the emergence and rapid spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government and the U.S. Federal Reserve (“Fed”) to respond with aggressive economic stimulus. In addition, oil prices fell as supply increased and demand declined.

The S&P 500 Index gained 20.54% in the second quarter of 2020. The U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million over May and June, driving the unemployment rate down to 11.1% from a high of more than 14% in the prior quarter.

The S&P 500 Index increased 8.93% in the third quarter of 2020. The U.S. equity markets continued to rally despite pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Purchasing Managers’ Index increasing to 56.0 in August, a reading that was firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter.

In a sharp reversal, the S&P 500 Index decreased in October 2020, returning -2.66% for the month. While the majority of third calendar quarter earnings results for U.S. companies that reported in October came in above consensus expectations, equity prices declined against a backdrop of

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FUND RESULTS

heightened market expectations. Political uncertainty surrounding then-upcoming U.S. elections and a lack of further fiscal stimulus were also sources of volatility during the month. Despite these headwinds, some support for equities was provided by a 33.1% increase in U.S. Gross Domestic Product (“GDP”) in the third quarter of 2020, as businesses resumed some activity that was postponed or restricted as a result of COVID-19.

For the Reporting Period overall, information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500 Index. The weakest performing sector in the S&P 500 Index was energy, followed at some distance by financials and real estate.

Within the U.S. equity market, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, each capitalization segment posting positive absolute returns. Small-cap stocks, as measured by the Russell 2000® Index, were weakest, posting negative absolute returns during the Reporting Period as a whole. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A	Energy-related assets broadly sold off during the Reporting Period. Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index,[1] produced a total return of -42.43%, while the broader midstream[2] sector, as measured by the Alerian Midstream Energy Index[3] (which includes both energy MLPs and “C” corporations), generated a total return of -32.59%.

In the last two months of 2019, when the Reporting Period began, the growth outlooks for the U.S. shale industry and the global economy were positive and stable overall. Conditions abruptly changed in early 2020 with the emergence and spread of COVID-19 and the start of a crude oil producer price war, which together created a more challenging and uncertain global environment for the energy markets and energy-related equities.

During the first quarter of 2020, the energy markets experienced unprecedented weakness, driven by two factors. The first was a demand-side shock, as quarantine efforts and travel restrictions implemented to reduce the spread of COVID-19 led to a sharp drop in demand. The second was a supply-side shock, as the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia failed to reach an agreement on production cuts and entered into a crude oil price war, which ultimately added supply to an already oversupplied market. Crude oil prices fell, with the prices of West Texas Intermediate (“WTI”) and Brent crude oil declining approximately 25% and 24%, respectively, on March 9th, the first trading day after the OPEC-Russia talks collapsed. Crude oil prices then continued to trend down amid significant volatility, fueled by market concerns around demand given the global economic impact of COVID-19 as well as by shorter-term uncertainty around U.S. storage constraints.

As for energy-related equities, they sold off during the first quarter of 2020 on investor uncertainty about the ultimate impact on the U.S. shale industry of the simultaneous demand-side and supply-side shocks. We believe the sell-off was exacerbated in the midstream sector by technical selling, as closed-end funds de-levered to reduce volatility and, in some cases, to maintain compliance with leverage covenants. We estimate more than $3 billion in holdings were sold by closed-end funds during the first 15 trading days of March. To put that in context, $3 billion represented 16% of the total dollars traded across all of the Alerian Index’s constituents for the last 15 trading days in February. Midstream equities

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.
[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[3]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

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FUND RESULTS

were also pressured during the first calendar quarter by the magnitude of uncertainty within the equities and energy markets broadly, even though midstream cash flows remained predominantly volume based, rather than commodity price sensitive. This was due to contractual agreements, which, in our opinion, helped manage one-to-one exposure between midstream cash flows and volume declines. Furthermore, in response to severe commodity price weakness during the first calendar quarter, a number of midstream companies announced plans to strengthen their balance sheets, with some keeping their distributions flat, some cutting distribution payout levels, and many reducing their expected capital expenditures for 2020. In most cases, these defensive actions were rewarded by investors.

In April 2020, the energy market and energy-related equities experienced some relief, as the crude oil price war appeared to reach a resolution. OPEC+ members met, starting on April 9th, and proposed their largest ever production cut of 9.7 million barrels per day on April 12th. (OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia.) Saudi Arabia subsequently deepened its commitment to the production cut, reducing output by an additional one million barrels per day. Meanwhile, several other countries announced voluntary production cuts. Despite the April OPEC+ production agreement, significant crude oil oversupply led to logistical issues and storage capacity constraints in the U.S., resulting in unprecedentedly low and even negative WTI futures contracts for the first time in history. Midstream equities remained relatively resilient during the month, as we believe many investors looked past transient supply-side issues and instead valued equities on longer-dated commodity price expectations.

In May 2020, market expectations about the supply-demand gap started to narrow, as crude oil demand improved relative to the troughs seen in early April and global supply levels began to react to lower prices in the marketplace. In particular, production cuts from OPEC+ members, as well as market-driven reductions in U.S. production, slowed inventory builds. Meanwhile, future production activity indicators, such as rig counts and 2020 capital expenditure expectations for exploration and production companies, fell substantially. As a result, the crude oil market started to show signs of tightening in May, allowing prices to rebound off their April lows. Energy-related equities, particularly midstream equities, experienced a meaningful recovery, with the Alerian MLP Index and the Alerian Midstream Energy Index rising 136% and 98%, respectively, from their lows on March 18th through the beginning of June.

Crude oil prices were volatile but traded around $40 per barrel during the last four months or so of the Reporting Period. While midstream markets, as measured by the Alerian MLP Index and Alerian Midstream Energy Index, rallied off of their lows through early June, both indices subsequently traded lower and were down 28% and 21%, respectively, from mid-June through the end of the Reporting Period.

Since June, we believe midstream equity price performance was largely driven by weak sentiment, rather than fundamentals. In our view, weak sentiment was a function of a few factors. These included the then-upcoming U.S. election-related uncertainty, given the seemingly unfavorable oil and gas policy views from Democrats. We believe midstream equity price performance was also hurt by Environmental, Social and Governance (“ESG”)-related capital allocation headwinds and terminal value concerns for oil and gas assets given the increased interest in renewable energy. And lastly, continued equity price pressure resulting from the sector’s transition from “growth” to “value” not only compressed multiples to some of the lowest levels on record but also impacted equity prices, as “growth” has outperformed “value” in recent years.

Although sentiment weighed on midstream equity price performance, the fundamental backdrop meaningfully improved over the last four months or so of the Reporting Period, in our view. First, oil demand picked up steam. We track traffic data across the world, and within the largest cities in Asia and Europe, traffic congestion grew to close to pre-COVID levels. Although the U.S. recovery in traffic congestion has been slower, we also started to see improvements domestically. Second, on the supply side, we saw production discipline from OPEC+ countries as well as from the U.S. shale producers, which narrowed the supply/demand gap and provided upside support for crude oil prices. Further, capital expenditures have been significantly reduced, a welcomed and appropriate change, in our view. Finally, even with the dramatic decline in demand during the second quarter of 2020, midstream cash flows were rather resilient. If one were to look at a list of the most prominent midstream companies, earnings before interest, taxes, depreciation and amortization (“EBITDA”) on midstream companies was only down an average of approximately 11% year-over-year during the second calendar quarter. During the same period, these companies fell an average of 44% on a price basis,

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FUND RESULTS

which is a clear disconnect between equity price performance and the sector’s fundamentals, in our view.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments underperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. Stock selection detracted most from relative results within this portion of the Fund. Sector allocation also detracted, albeit modestly.

The MLP & Energy Infrastructure Sleeve is providing attribution in this shareholder report for the period from August 1, 2020 through October 31, 2020 (the “MLP & Energy Attribution Period”). Although the E&I Team took over management of the MLP & Energy Infrastructure Sleeve at the close of business on June 30, 2020, GSAM gave the E&I Team the month of July to transition the MLP & Energy Infrastructure Sleeve to its model portfolio, and, as a result, the official performance track record for the MLP & Energy Infrastructure Sleeve under its new management started on August 1, 2020. During the MLP & Energy Attribution Period, the MLP & Energy Infrastructure Sleeve posted disappointing negative absolute returns but outperformed the Alerian MLP Index, the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, on a relative basis. In managing the MLP & Energy Infrastructure Sleeve, the E&I Team remained focused on high quality midstream companies with strong dividend and distribution coverage, cash flow growth potential and what it considered to be a robust outlook for free cash flow generation and healthy balance sheets. The E&I Team believes this focus contributed positively to the MLP & Energy Infrastructure Sleeve’s outperformance relative to the Alerian MLP Index. More specifically, such outperformance was driven by effective allocation positioning and, to a lesser degree, by favorable stock selection.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection. That said, the sectors that detracted most on a relative basis to the S&P 500 ex-Energy Index during the Reporting Period were information technology, communication services and consumer discretionary. Partially offsetting these detractors were financials, industrials and health care, which contributed positively to this portion of the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were underweight positions in information technology giant Apple, e-commerce retailing leader Amazon.com, software behemoth Microsoft and three-dimensional (“3D”) graphics processors developer NVIDIA and an overweight position in advertising, marketing and corporate communications services provider Omnicom Group. Apple, Amazon.com, Microsoft and NVIDIA outperformed the S&P 500 ex-Energy Index and Omnicom Group underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The top individual contributors to the Fund’s relative performance during the Reporting Period were overweight positions in health care products manufacturer Danaher and interactive entertainment software developer Activision Blizzard and underweight positions in diversified financial services companies Wells Fargo & Co., aerospace and defense company Boeing and global financial services and retail banking institution JPMorgan Chase. Danaher and Activision Blizzard outperformed the S&P 500 ex-Energy Index, and Wells Fargo & Co., Boeing and JPMorgan Chase underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which industries within the Alerian MLP Index most significantly affected Fund performance during the MLP & Energy Attribution Period?

A

As measured by the Alerian MLP Index, the sub-industries that contributed most positively on a relative basis during the MLP & Energy Attribution Period were petroleum pipeline transportation, power generation, marketing/wholesale and natural gas pipeline transportation. Having an underweight to petroleum pipeline transportation, which underperformed the Alerian MLP Index during the MLP & Energy Attribution Period, and having exposure to power generation and marketing/wholesale, which are not constituents of the Alerian MLP Index but which posted positive absolute returns during the MLP & Energy Attribution Period, helped

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FUND RESULTS

most. Effective security selection helped most within the petroleum pipeline transportation and natural gas pipeline transportation sub-industries.

A closer look at the power generation industry is worthwhile, in our view, as it proved to be a relatively defensive segment amid the volatility in the energy markets. In addition, within the power generation industry, exposure to renewable power generation, an industry which has experienced increased investor interest as well as supportive corporate and regulatory announcements, contributed positively to relative performance during the MLP & Energy Attribution Period.

The sub-industries that detracted most from the MLP & Energy Infrastructure Sleeve of the Fund during the MLP & Energy Attribution Period were gathering & processing and other/liquefaction. Having an underweight to each hurt most, as each outpaced the Alerian MLP Index during the MLP & Energy Attribution Period. Weak stock selection in gathering & processing also detracted.

Q	What were some of the Fund’s best-performing MLPs during the MLP & Energy Attribution Period?

A	Relative to the Alerian MLP Index, among those MLPs that contributed most to the Fund’s performance during the MLP & Energy Attribution Period were NGL Energy Partners LP, Williams Cos. Inc. and Genesis Energy LP.

NGL Energy Partners LP (NGL) is a diversified midstream MLP that provides multiple services, including transportation, storage, blending and marketing of crude oil, natural gas liquids, refined products/renewables and water solutions. Having no exposure to this weakly-performing MLP during the MLP & Energy Attribution Period contributed most positively to results relative to the Alerian MLP Index. NGL was negatively affected during the MLP & Energy Attribution Period, as one of the largest customers on its premier asset—Grand Mesa, a crude oil pipeline—entered into bankruptcy and fought to have its contracts with NGL rejected. In addition, NGL cut its distribution during the MLP & Energy Attribution Period, which was its second distribution reduction since the start of calendar year 2020. The announcement of an additional distribution cut weighed on NGL’s equity price performance.

Williams Cos Inc. (WMB) is a C-corporation-structured energy infrastructure company primarily focused on gathering, processing, interstate transportation and storage of natural gas and natural gas liquids. Having exposure to WMB, an out-of-benchmark position that outperformed the Alerian MLP Index during the MLP & Energy Attribution Period, contributed positively to performance. We believe WMB’s better than market expected second quarter earnings results, announced in August 2020, and high quality asset base, which delivered rather steady operating results through the pandemic, made it a somewhat defensive holding amid the volatility experienced during the MLP & Energy Attribution Period.

Genesis Energy LP (GEL) is a midstream MLP that provides energy infrastructure and logistics services. An underweight position in GEL relative to the Alerian MLP Index contributed positively, as GEL underperformed the Alerian MLP Index during the MLP & Energy Attribution Period. GEL remained more highly levered than many of its peers and a substantial portion of its EBITDA is derived from its sodium minerals and sulfur services segment, which is generally not underpinned by long-term contracts and which was negatively impacted by ripple effects of the COVID-19 pandemic. Given the variability in cash flows contributed by GEL’s soda ash business, the market expected it may be some time before GEL has a clear line of sight on sustainably reducing its leverage, a view that weighed negatively on GEL’s equity price performance.

Q	Which MLPs detracted significantly from the Fund’s performance during the MLP & Energy Attribution Period?

A	Among those MLPs detracting most from the Fund’s results relative to the Alerian MLP Index were EnLink Midstream LLC, DCP Midstream LP and CNX Midstream Partners LP, each of which outperformed the Alerian MLP Index during the MLP & Energy Attribution Period but in which the MLP & Energy Infrastructure Sleeve held either no position or an underweight position.

The MLP & Energy Infrastructure Sleeve of the Fund had no exposure to EnLink Midstream LLC (ENLC), a provider of integrated midstream services, during the MLP & Energy Attribution Period. We believe ENLC’s better than consensus expected second quarter 2020 earnings results, announced in August 2020, along with its efforts to rein in spending and increase free cash flow, drove its share price improvement during the MLP & Energy Attribution Period. Additionally, ENLC may have experienced some amount of rebound after material underperformance versus the Alerian MLP Index during the first seven months of 2020.

The MLP & Energy Infrastructure Sleeve of the Fund had an underweight position relative to the Alerian MLP Index in DCP Midstream LP (DCP), one of the largest natural gas

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FUND RESULTS

gatherers in North America and a top producer and primary marketer of natural gas liquids. During the MLP & Energy Attribution Period, DCP reported strong second quarter 2020 earnings that significantly beat consensus earnings estimates and reaffirmed original pre-COVID guidance for the full calendar year. In the week following the positive earnings announcement, average analyst consensus’ next 12-month price target increased significantly. DCP may also have benefited from announced producer consolidation, which may create better capitalized and more rational counterparties. (A counterparty is the other party that participates in a financial transaction.)

The MLP & Energy Infrastructure Sleeve of the Fund had no exposure to CNX Midstream Partners LP (CNXM), a midstream natural gas service provider that owns, operates and develops gathering and other midstream energy assets to service natural gas production in the Marcellus Shale in Pennsylvania and West Virginia. On July 27, 2020, CNX Resources Corporation (CNX), the parent of CNXM, announced it would acquire CNXM in an all-stock transaction, which subsequently closed on September 28, 2020. As a result, CNXM traded higher to converge with CNX’s equity price, which had experienced strong relative performance underpinned by an improvement in natural gas supply/demand dynamics.

Q	How did the Fund use derivatives during the Reporting Period?

A	The MLP portion of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs during the MLP & Energy Attribution Period?

A	Given the change in management of the MLP & Energy Infrastructure Sleeve, there were a number of purchases made in the month prior to and during the MLP & Energy Attribution Period. While several positions were trimmed, there were no sales of MLPs during the MLP & Energy Attribution Period.

We established a position in Suburban Propane Partners, L.P., a retail propane gas marketer, due to what we saw as its relatively low volatility characteristics coupled with our constructive view on propane demand. In addition, the company had recently cut its distribution, and we felt this proactive step to protect its balance sheet was prudent and created an attractive entry point.

During the MLP & Energy Attribution Period, COVID-19-related demand destruction and a lower production outlook weighed on energy equity markets. As a result, we established a position in Enbridge, which provides energy transportation, distribution and related services in North America, as we viewed the company’s size, scale, investment grade rating and overall defensive position as a compelling investment.

Among those positions trimmed were those in Enterprise Products Partners, MPLX LP and Magellan Midstream Partners.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	As mentioned earlier, under the QIS team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP weightings during the MLP & Energy Attribution Period?

A	There were no notable changes in the Fund’s MLP weightings during the MLP & Energy Attribution Period. At the end of the Reporting Period, the MLP & Energy Infrastructure Sleeve had its largest allocations in the petroleum pipeline transportation, natural gas pipeline transportation and gathering & processing segments of the Alerian MLP Index.

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FUND RESULTS

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A	As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2020, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index, with the exception of communication services, wherein an underweighted position was held.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes in the dividend-paying investments portion of the Fund during the Reporting Period. As mentioned earlier, GSAM’s E&I Team assumed management of the Fund’s MLP & Energy Infrastructure Sleeve effective after the close of business on June 30, 2020. The lead portfolio manager on GSAM’s E&I Team is Kyri Loupis, a Managing Director at GSAM with 21 years of investment experience.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

As for MLPs, we had an overall positive view ahead for 2021 at the end of the Reporting Period. From a macro perspective, crude oil demand had improved toward the end of the Reporting Period, not only internationally, but also in the U.S., and the possibility of a COVID-19 vaccine should only accelerate this improvement, in our opinion. At the same time, U.S. producers were showing unprecedented supply-side discipline, and the OPEC+ group was also showing solidarity. Assuming global production remains disciplined and demand increases on the back of rapid testing and a vaccine, Goldman Sachs Investment Research (“GIR”) is calling for Brent oil to hit $63 per barrel in 2021. Lower upstream drilling activity in the U.S. has reduced the need for more pipeline projects, which has resulted in midstream companies shifting their focus from new project spending to debt reduction and possible share buyback programs. Also, midstream capital expenditure (“CAPEX”) expectations into 2021 were down more than 50% at the end of the Reporting Period compared to 2019 year-end estimates. We believe this, coupled with lower distribution payouts for some midstream companies, has paved a path to strong free cash flow into 2021. This shift in capital allocation is long overdue, in our view, and more free cash flow-centric business models may well be a key factor for the long-term sustainability of the midstream market. In our opinion, the sector’s free cash flow potential has additionally created a significant opportunity for share repurchase programs, which we believe could be a meaningful catalyst for a recovery in equity prices given depressed valuations seen at the end of the Reporting Period.

Looking through to 2025, we believe the midstream sector has the potential to generate $35-45 billion of excess cash after distributions and CAPEX. This equates to nearly 15% of the current market capitalization of companies generating positive free cash flow. To contextualize this more, in 2021 alone, Wells Fargo expected the sector to generate nearly $7 billion of excess cash. If even 50% of that was used for share buyback programs, that would reverse almost all of the outflows experienced through the end of October 2020. We have finally seen some midstream companies announce these programs in 2020, and we anticipate more buyback programs may well be announced from management teams in coming quarters. We feel this should not only be accretive to shareholder value but may also prove to be a strong technical tailwind for equity prices in the sector.

While there are certainly still risks, such as further waves of COVID-19, we believe the risk/reward profile for the midstream sector at the end of the Reporting Period had skewed meaningfully positive at then-current levels. In managing the MLP & Energy Infrastructure Sleeve, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. At the end of the Reporting Period, we believed the MLP & Energy Infrastructure Sleeve was well positioned to benefit from improvements in supply/demand dynamics. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

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FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2020

.	TOP TEN HOLDINGS AS OF 10/31/20[1]

	Holding	% of Net Assets	Line of Business
	Comcast Corp. Class A	2.4%	Media
	Activision Blizzard, Inc.	2.2	Entertainment
	Danaher Corp.	1.8	Health Care Equipment & Supplies
	UnitedHealth Group, Inc.	1.7	Health Care Providers & Services
	MPLX LP	1.7	Oil, Gas & Consumable Fuels
	ViacomCBS, Inc. Class B	1.7	Media
	Medtronic PLC	1.7	Health Care Equipment & Supplies
	Enterprise Products Partners LP	1.6	Oil, Gas & Consumable Fuels
	CVS Health Corp.	1.6	Health Care Providers & Services
	Stryker Corp.	1.5	Health Care Equipment & Supplies

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $10,000 investment made on November 1, 2010 in Class A Shares. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.80%	5.63%	8.03%	—
Including sales charges	-7.18%	4.45%	7.42%	—

Class C
Excluding contingent deferred sales charges	-2.50%	4.84%	7.27%	—
Including contingent deferred sales charges	-3.48%	4.84%	7.27%	—

Institutional Class	-1.47%	6.03%	8.48%	—

Investor (Commenced February 27, 2012)	-1.55%	5.91%	N/A	7.86%

Class R6 (Commenced February 28, 2018)	-1.47%	N/A	N/A	3.92%

Class R (Commenced February 27, 2012)	-2.01%	5.37%	N/A	7.32%

Class P (Commenced April 23, 2018)	-1.46%	N/A	N/A	3.95%

*	Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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FUND RESULTS

Index Definitions

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total return (AMNAX), net total-return (AMNAN) and adjusted net total-return (AMNTR) basis.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged market capitalization weighted index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

The ICE BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 35.8%
Aerospace & Defense – 0.5%
27,002	Northrop Grumman Corp.	$7,825,720

Banks – 2.1%
390,724	BNP Paribas SA ADR	6,814,227
107,576	JPMorgan Chase & Co.	10,546,751
87,013	M&T Bank Corp.	9,012,806
240,368	Truist Financial Corp.	10,124,300

		36,498,084

Beverages – 0.8%
271,287	The Coca-Cola Co.	13,038,053

Biotechnology – 0.4%
30,337	Amgen, Inc.	6,581,309

Capital Markets – 0.7%
11,747	BlackRock, Inc.	7,038,920
53,387	Singapore Exchange Ltd. ADR	4,964,991

		12,003,911

Chemicals – 1.1%
21,718	Ecolab, Inc.	3,987,208
65,719	Linde PLC	14,480,524

		18,467,732

Commercial Services & Supplies – 0.5%
92,182	Republic Services, Inc.	8,127,687

Communications Equipment – 0.9%
359,330	Cisco Systems, Inc.	12,899,947
140,244	Juniper Networks, Inc.	2,765,612

		15,665,559

Construction & Engineering – 0.3%
255,691	Vinci SA ADR	5,049,897

Consumer Finance – 0.2%
34,549	American Express Co.	3,152,251

Containers & Packaging – 0.6%
255,304	International Paper Co.	11,169,550

Diversified Telecommunication Services – 0.8%
256,027	Verizon Communications, Inc.	14,590,979

Electric Utilities – 1.2%
899,715	Enel SpA ADR	7,134,740
125,004	NextEra Energy, Inc.	9,151,543
66,708	Xcel Energy, Inc.	4,671,561

		20,957,844

Electrical Equipment – 1.5%
107,644	Eaton Corp. PLC	11,172,371
566,854	Schneider Electric SE ADR	13,814,232

		24,986,603

Electronic Equipment, Instruments & Components – 0.3%
58,127	TE Connectivity Ltd.	5,631,344

Common Stocks – (continued)
Entertainment – 0.4%
51,559	The Walt Disney Co.	6,251,529

Equity Real Estate Investment Trusts (REITs) – 1.7%
17,005	Alexandria Real Estate Equities, Inc.	2,576,598
33,498	American Tower Corp.	7,692,816
31,086	AvalonBay Communities, Inc.	4,324,995
51,640	Camden Property Trust	4,763,273
162,846	Hudson Pacific Properties, Inc.	3,136,414
156,463	Ventas, Inc.	6,175,595

		28,669,691

Food & Staples Retailing – 0.2%
131,719	The Kroger Co.	4,242,669

Food Products – 0.9%
91,816	Mondelez International, Inc. Class A	4,877,266
95,579	Nestle SA ADR	10,730,654

		15,607,920

Health Care Equipment & Supplies – 1.2%
127,904	Medtronic PLC	12,863,305
57,506	Zimmer Biomet Holdings, Inc.	7,596,543

		20,459,848

Health Care Providers & Services – 1.1%
185,337	CVS Health Corp.	10,395,552
26,610	UnitedHealth Group, Inc.	8,119,776

		18,515,328

Hotels, Restaurants & Leisure – 1.1%
248,531	Aramark	6,894,250
58,199	McDonald’s Corp.	12,396,387

		19,290,637

Household Products – 0.9%
46,279	Kimberly-Clark Corp.	6,136,132
67,109	The Procter & Gamble Co.	9,200,644

		15,336,776

Industrial Conglomerates – 0.7%
78,397	Honeywell International, Inc.	12,931,585

Insurance – 1.1%
67,521	Chubb Ltd.	8,771,653
34,169	The Travelers Cos., Inc.	4,124,540
172,599	Zurich Insurance Group AG ADR	5,744,095

		18,640,288

IT Services – 1.2%
46,483	Accenture PLC Class A	10,082,628
39,231	Fidelity National Information Services, Inc.	4,887,790

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
50,675	International Business Machines Corp.	$5,658,370

		20,628,788

Machinery – 1.3%
48,250	Deere & Co.	10,900,157
55,400	Illinois Tool Works, Inc.	10,851,752

		21,751,909

Media – 0.8%
194,739	Bright Pattern Holding Co.	244,397
337,822	Comcast Corp. Class A	14,269,601

		14,513,998

Metals & Mining – 0.5%
162,275	Rio Tinto PLC ADR	9,212,352

Multi-Utilities – 1.5%
91,359	Ameren Corp.	7,411,042
62,253	CMS Energy Corp.	3,942,482
108,648	National Grid PLC ADR	6,459,124
66,102	Public Service Enterprise Group, Inc.	3,843,831
28,389	Sempra Energy	3,558,845

		25,215,324

Oil, Gas & Consumable Fuels – 1.2%
137,856	Chevron Corp.	9,580,992
96,738	ConocoPhillips	2,768,642
312,420	Royal Dutch Shell PLC ADR Class A	7,982,331

		20,331,965

Pharmaceuticals – 3.3%
98,298	AstraZeneca PLC ADR	4,930,628
251,691	Bristol-Myers Squibb Co.	14,711,339
84,973	Eli Lilly & Co.	11,085,578
122,296	Johnson & Johnson	16,768,004
117,035	Novartis AG ADR	9,138,093

		56,633,642

Road & Rail – 0.8%
34,219	Norfolk Southern Corp.	7,155,877
36,788	Union Pacific Corp.	6,518,466

		13,674,343

Semiconductors & Semiconductor Equipment – 1.5%
24,404	Analog Devices, Inc.	2,892,606
104,811	Intel Corp.	4,641,031
55,016	QUALCOMM, Inc.	6,786,774
75,921	Texas Instruments, Inc.	10,977,417

		25,297,828

Software – 0.6%
48,694	Microsoft Corp.	9,859,074

Common Stocks – (continued)
Specialty Retail – 0.9%
58,516	The Home Depot, Inc.	15,606,802

Technology Hardware, Storage & Peripherals – 0.3%
55,795	Apple, Inc.	6,073,844

Technology – Software/Services(a)(b) – 0.0%
194,739	Aspect Software, Inc. Class B	48,685

Water Utilities – 0.7%
80,836	American Water Works Co., Inc.	12,166,626

TOTAL COMMON STOCKS (Cost $544,111,040)		$614,707,974

Shares	Dividend Rate	Value

Preferred Stocks(c) – 0.5%
Capital Markets(a)(d) – 0.3%
Morgan Stanley (3M USD LIBOR + 3.708%)
183,597	6.375%	$5,188,451

Diversified Telecommunication Services(a) – 0.1%
Qwest Corp.
43,276	6.500	1,099,643

Insurance(a)(d) – 0.1%
Delphi Financial Group, Inc.(3M USD LIBOR + 3.190%)
143,849	3.470	3,020,829

TOTAL PREFERRED STOCKS (Cost $8,780,987)		$9,308,923

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 51.6%
Advertising(c) – 0.4%
Lamar Media Corp.
$600,000	3.750%	02/15/28	$598,500
Outfront Media Capital LLC/Outfront Media Capital Corp.(e)
2,250,000	6.250	06/15/25	2,289,375
360,000	5.000	08/15/27	342,000
Terrier Media Buyer, Inc.(e)
2,850,000	8.875	12/15/27	2,914,125

			6,144,000

Aerospace & Defense(c) – 0.7%
Bombardier, Inc.(e)
1,125,000	7.500	12/01/24	843,750
3,301,000	7.500	03/15/25	2,393,225
The Boeing Co.
3,432,000	5.150	05/01/30	3,797,611
1,652,000	5.805	05/01/50	1,937,251
TransDigm, Inc.
365,000	6.500	05/15/25	365,000

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Aerospace & Defense(c) – (continued)
	TransDigm, Inc. – (continued)
	$3,300,000	5.500%		11/15/27	$3,221,625

					12,558,462

Agriculture – 0.6%
	BAT Capital Corp.(c)
	10,000,000	4.390		08/15/37	10,679,800
	MHP SE
	330,000	7.750		05/10/24	343,509

					11,023,309

Airlines(e) – 0.1%
	Air Canada Pass Through Trust Series 2013-1, Class B
	1,501,905	5.375		05/15/21	1,355,890

Automotive – 1.4%
	American Axle & Manufacturing, Inc.(c)
	1,000	6.250		04/01/25	1,015
	BorgWarner, Inc.(e)
	4,100,000	5.000		10/01/25	4,761,061
	Clarios Global LP/Clarios US Finance Co.(c)(e)
	1,850,000	8.500		05/15/27	1,928,625
	Dealer Tire LLC/DT Issuer LLC(c)(e)
	2,934,000	8.000		02/01/28	3,000,015
	Ford Motor Co.
	1,464,000	8.500		04/21/23	1,614,442
	Ford Motor Credit Co. LLC
	2,500,000	5.875		08/02/21	2,552,910
	1,600,000	4.140	(c)	02/15/23	1,615,787
	400,000	4.687	(c)	06/09/25	409,176
	1,543,000	5.125	(c)	06/16/25	1,602,421
	General Motors Co.(c)
	3,000,000	6.600		04/01/36	3,759,300
	Meritor, Inc.(c)(e)
	450,000	6.250		06/01/25	472,500
	Nissan Motor Co. Ltd.(c)(e)
	2,150,000	3.522		09/17/25	2,165,867

					23,883,119

Banks – 4.3%
	Akbank T.A.S.(c)(d) (5 Year USD Swap + 5.026%)
	320,000	7.200		03/16/27	290,200
	Banco do Brasil SA(c)(d) (10 Year CMT + 4.398%)
	560,000	6.250		04/15/49	537,600
	Banco Mercantil del Norte SA(c)(d)(e) (5 Year CMT + 4.967%)
	680,000	6.750		09/27/49	677,450
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(e)
	250,000	5.375		04/17/25	279,688
	Banco Santander SA
	2,000,000	3.490		05/28/30	2,165,380
	Bank of America Corp.(c)(d) (3M USD LIBOR + 3.898%)
	4,000,000	6.100		03/17/49	4,418,520
	BBVA Bancomer SA(c)(d) (5 Year CMT + 2.650%)
	530,000	5.125		01/18/33	522,050
	BNP Paribas SA(e)
	2,700,000	4.375		05/12/26	3,036,042

Corporate Obligations – (continued)
Banks – (continued)
	CIT Group, Inc.(c)
	4,025,000	5.250		03/07/25	4,492,906
	Citigroup, Inc.(c)(d)
	(3M USD LIBOR + 4.517%)
	1,890,000	6.250		08/15/49	2,107,350
	(SOFR + 3.914%)
	900,000	4.412		03/31/31	1,067,382
	Credit Bank of Moscow Via CBOM Finance PLC(e)
	260,000	4.700		01/29/25	260,975
	Credit Suisse Group AG(c)(d)(e)
	(5 Year CMT + 4.889%)
	3,050,000	5.250		02/11/49	3,072,875
	(5 Year USD Swap + 4.598%)
	4,025,000	7.500		12/11/49	4,367,125
	Deutsche Bank AG(c)(d)
	(5 Year CMT + 4.524%)
	800,000	6.000		10/30/49	712,000
	(5 Year USD Swap + 2.248%)
	2,000,000	4.296		05/24/28	1,930,000
	FirstRand Bank Ltd.(c)(d) (5 Year USD Swap + 3.561%)
	320,000	6.250		04/23/28	328,000
	Freedom Mortgage Corp.(c)(e)
	3,225,000	7.625		05/01/26	3,192,750
	Grupo Aval Ltd.(c)(e)
	340,000	4.375		02/04/30	330,225
	ING Groep NV(c)(d) (5 Year USD Swap + 4.446%)
	5,000,000	6.500		04/16/49	5,275,000
	Intesa Sanpaolo SpA(e)
	8,000,000	5.017		06/26/24	8,430,000
	Itau Unibanco Holding SA(c)(d) (5 Year CMT + 3.981%)
	500,000	6.125		12/12/49	476,938
	JPMorgan Chase & Co.(c)(d)
	(3M USD LIBOR + 3.330%)
	4,000,000	6.125		04/30/49	4,174,360
	(3M USD LIBOR + 3.800%)
	2,700,000	4.014		02/01/49	2,661,363
	(SOFR + 2.515%)
	441,000	2.956		05/13/31	471,685
	Morgan Stanley, Inc.(c)(d) (3M USD LIBOR + 3.610%)
	2,731,000	3.847		01/15/49	2,614,932
	Natwest Group PLC
	2,675,000	3.875		09/12/23	2,886,860
	2,975,000	6.000		12/19/23	3,330,994
	OTP Bank Nyrt(c)(d) (-1X 5M EURIBOR ICE Swap + 3.200%)
EUR	390,000	2.875		07/15/29	443,284
	Truist Financial Corp.(c)(d)(10 Year CMT + 4.349%)
	$2,237,000	5.100		03/01/49	2,444,773
	Turkiye Vakiflar Bankasi TAO
	200,000	6.000		11/01/22	192,125
	UBS Group AG(c)(d) (5 Year USD Swap + 4.590%)
	4,000,000	6.875		08/07/49	4,400,000
	UniCredit SpA(c)(d)(e) (5 Year CMT + 4.750%)
	1,525,000	5.459		06/30/35	1,563,261
	United Bank for Africa PLC
	470,000	7.750		06/08/22	467,209

					73,621,302

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Beverages – 0.9%
	Anadolu Efes Biracilik Ve Malt Sanayii A/S
	$350,000	3.375%	11/01/22	$349,344
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(c)
	8,050,000	4.700	02/01/36	9,864,872
	Central American Bottling Corp.(c)
	480,000	5.750	01/31/27	501,300
	Constellation Brands, Inc.(c)
	2,275,000	2.875	05/01/30	2,447,308
	Keurig Dr Pepper, Inc.(c)
	1,055,000	3.200	05/01/30	1,173,519
	308,000	3.800	05/01/50	348,850

				14,685,193

Building Materials(c) – 0.8%
	Builders FirstSource, Inc.(e)
	1,507,000	6.750	06/01/27	1,616,257
	940,000	5.000	03/01/30	987,000
	Cemex SAB de CV
	490,000	5.700	01/11/25	500,872
	230,000	7.750	04/16/26	243,340
	Cornerstone Building Brands, Inc.(e)
	2,780,000	8.000	04/15/26	2,884,250
	1,226,000	6.125	01/15/29	1,250,520
	Griffon Corp.
	2,168,000	5.750	03/01/28	2,265,560
	Masonite International Corp.(e)
	2,075,000	5.375	02/01/28	2,209,875
	Summit Materials LLC/Summit Materials Finance Corp.(e)
	1,213,000	5.250	01/15/29	1,249,390

				13,207,064

Chemicals(c) – 0.8%
	Air Products & Chemicals, Inc.
	200,000	2.800	05/15/50	207,359
	Element Solutions, Inc.(e)
	651,000	3.875	09/01/28	647,745
	HB Fuller Co
	1,060,000	4.250	10/15/28	1,078,550
	Ingevity Corp.(e)
	2,775,000	4.500	02/01/26	2,827,031
	1,305,000	3.875	11/01/28	1,327,838
	Kraton Polymers LLC/Kraton Polymers Capital Corp.(e)
	1,900,000	7.000	04/15/25	1,952,250
	Minerals Technologies, Inc.(e)
	1,695,000	5.000	07/01/28	1,741,612
	OCI NV(e)
	1,250,000	5.250	11/01/24	1,278,125
	Sasol Financing USA LLC
	200,000	6.500	09/27/28	191,500
	WR Grace & Co-Conn(e)
	2,938,000	4.875	06/15/27	3,055,520

				14,307,530

Coal(c) – 0.0%
	Mongolian Mining Corp./Energy Resources LLC
	330,000	9.250	04/15/24	263,175

Corporate Obligations – (continued)
Commercial Services – 1.6%
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(e)
	2,557,000	6.625	07/15/26	2,675,261
	3,020,000	9.750	07/15/27	3,216,300
	Global Liman Isletmeleri A/S(c)
	200,000	8.125	11/14/21	140,500
	IHS Markit Ltd.(c)(e)
	5,675,000	4.750	02/15/25	6,400,038
	Jaguar Holding Co. II/PPD Development LP(c)(e)
	2,350,000	5.000	06/15/28	2,444,000
	MPH Acquisition Holdings LLC(c)(e)
	3,585,000	5.750	11/01/28	3,522,262
	Prime Security Services Borrower LLC/Prime Finance, Inc.(c)(e)
	1,480,000	3.375	08/31/27	1,439,300
	Refinitiv US Holdings, Inc.(c)(e)
	3,000,000	8.250	11/15/26	3,255,000
	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc.(c)(e)
	735,000	4.625	11/01/26	746,025
	Techem Verwaltungsgesellschaft 674 MBH(c)
EUR	760,000	6.000	07/30/26	897,960
	The ADT Security Corp.
	$1,850,000	4.125	06/15/23	1,919,375

				26,656,021

Computers(c) – 1.2%
	Banff Merger Sub, Inc.(e)
	1,000,000	9.750	09/01/26	1,050,000
	Booz Allen Hamilton, Inc.(e)
	2,513,000	3.875	09/01/28	2,563,260
	Dell International LLC/EMC Corp.(e)
	5,000,000	8.100	07/15/36	6,761,850
	Hewlett Packard Enterprise Co.
	3,000,000	6.200	10/15/35	3,710,190
	Presidio Holdings, Inc.(e)
	2,095,000	8.250	02/01/28	2,223,319
	Unisys Corp.(e)
	1,060,000	6.875	11/01/27	1,094,450
	Western Digital Corp.
	3,000,000	4.750	02/15/26	3,232,500

				20,635,569

Distribution & Wholesale(c)(e) – 0.9%
	Avient Corp.
	1,953,000	5.750	05/15/25	2,055,533
	Core & Main Holdings LP(f) (PIK 9.375%, Cash 8.625%)
	3,000,000	8.625	09/15/24	3,026,250
	IAA, Inc.
	750,000	5.500	06/15/27	785,625
	Performance Food Group, Inc.
	2,150,000	5.500	06/01/24	2,158,062
	1,150,000	5.500	10/15/27	1,181,625
	Resideo Funding, Inc.
	3,282,000	6.125	11/01/26	3,178,722
	Univar Solutions USA, Inc.
	3,200,000	5.125	12/01/27	3,316,000

				15,701,817

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – 3.2%
AerCap Holdings NV(c)(d) (5 Year CMT + 4.535%)
$1,825,000	5.875%		10/10/79	$1,441,750
Air Lease Corp.(c)
2,750,000	3.750		06/01/26	2,813,662
Ally Financial, Inc.
4,000,000	8.000		11/01/31	5,533,200
Avolon Holdings Funding Ltd.(c)(e)
3,450,000	5.250		05/15/24	3,513,480
CoBank ACB(c)(d) (3M USD LIBOR + 4.660%)
5,350,000	6.250		10/01/49	5,618,302
Curo Group Holdings Corp.(c)(e)
2,125,000	8.250		09/01/25	1,753,125
GE Capital Funding LLC(c)(e)
2,350,000	3.450		05/15/25	2,511,327
Global Aircraft Leasing Co. Ltd.(c)(e)(f) (PIK 7.250%, Cash 6.500%)
1,813,437	6.500		09/15/24	1,215,003
LD Holdings Group LLC(c)(e)
1,910,000	6.500		11/01/25	1,933,875
LPL Holdings, Inc.(c)(e)
487,000	5.750		09/15/25	504,045
1,350,000	4.625		11/15/27	1,383,750
Nationstar Mortgage Holdings, Inc.(c)(e)
2,651,000	5.500		08/15/28	2,664,255
Navient Corp.
3,000,000	5.500		01/25/23	2,992,500
NFP Corp.(c)(e)
3,400,000	6.875		08/15/28	3,289,500
Oilflow SPV 1 DAC
496,942	12.000		01/13/22	483,276
OneMain Finance Corp.
3,500,000	7.125		03/15/26	3,880,625
OneMain Finance Corp.
2,600,000	6.125		05/15/22	2,704,000
1,800,000	5.375	(c)	11/15/29	1,849,500
Park Aerospace Holdings Ltd.(c)(e)
2,235,000	5.250		08/15/22	2,302,050
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.(c)(e)
1,717,000	3.875		03/01/31	1,690,936
Raymond James Financial, Inc.(c)
900,000	4.650		04/01/30	1,085,841
The Charles Schwab Corp.(c)(d)
(3M USD LIBOR + 3.315%)
2,195,000	4.625		03/01/49	2,195,220
(5 Year CMT + 4.971%)
1,250,000	5.375		06/01/49	1,369,463
Visa, Inc.(c)
450,000	2.700		04/15/40	478,454

				55,207,139

Electrical – 0.8%
Eskom Holdings SOC Ltd.
200,000	5.750		01/26/21	196,062
630,000	6.350	(g)	08/10/28	649,491
Listrindo Capital B.V.(c)
520,000	4.950		09/14/26	532,350

Corporate Obligations – (continued)
Electrical – (continued)
LLPL Capital Pte Ltd.
431,940	6.875		02/04/39	495,786
Minejesa Capital B.V.
260,000	4.625		08/10/30	267,699
NRG Energy, Inc.(c)
2,800,000	3.750	(e)	06/15/24	3,013,108
115,000	5.750		01/15/28	123,769
Pacific Gas & Electric Co.(c)
1,470,000	3.500		08/01/50	1,324,690
Pike Corp.(c)(e)
4,245,000	5.500		09/01/28	4,340,512
Sempra Energy(c)(d) (5 Year CMT + 4.550%)
3,335,000	4.875		10/15/49	3,474,170

				14,417,637

Electrical Components & Equipment(c)(e) – 0.1%
Wesco Distribution, Inc.
1,473,000	7.250		06/15/28	1,605,570

Electronics(c)(e) – 0.1%
Sensata Technologies, Inc.
1,923,000	3.750		02/15/31	1,898,963

Energy-Alternate Sources(c) – 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.(e)
1,400,000	6.500		01/15/26	1,477,000
Greenko Dutch B.V.
690,000	5.250		07/24/24	706,819

				2,183,819

Engineering & Construction(c) – 0.2%
Aeropuertos Dominicanos Siglo XXI SA
630,000	6.750		03/30/29	572,513
IHS Netherlands Holdco B.V.(e)
200,000	7.125		03/18/25	201,938
International Airport Finance SA
199,537	12.000		03/15/33	178,585
KBR, Inc.(e)
1,161,000	4.750		09/30/28	1,175,512
Mexico City Airport Trust
520,000	5.500		10/31/46	445,949

				2,574,497

Entertainment(c)(e) – 0.6%
Banijay Entertainment SASU
1,800,000	5.375		03/01/25	1,824,750
Live Nation Entertainment, Inc.
1,250,000	6.500		05/15/27	1,343,750
Motion Bondco DAC
3,250,000	6.625		11/15/27	2,738,125
Scientific Games International, Inc.
1,000,000	5.000		10/15/25	1,000,000
500,000	7.000		05/15/28	493,125
Six Flags Entertainment Corp.
3,780,000	5.500		04/15/27	3,496,500

				10,896,250

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Environmental(c) – 0.3%
Covanta Holding Corp.
$670,000	5.000%		09/01/30	$685,075
GFL Environmental, Inc.(e)
570,000	7.000		06/01/26	595,650
730,000	5.125		12/15/26	763,762
858,000	8.500		05/01/27	937,408
Stericycle, Inc.(e)
1,950,000	5.375		07/15/24	2,028,000

				5,009,895

Food & Drug Retailing(c) – 1.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
550,000	3.500		02/15/23	558,938
2,595,000	4.625		01/15/27	2,692,312
1,995,000	5.875		02/15/28	2,119,688
502,000	4.875		02/15/30	533,375
Arcor SAIC
110,000	6.000		07/06/23	102,128
B&G Foods, Inc.
4,020,000	5.250		04/01/25	4,125,525
Kraft Heinz Foods Co.
3,198,000	5.000		07/15/35	3,673,098
2,592,000	4.375		06/01/46	2,636,805
Post Holdings, Inc.(e)
5,984,000	4.625		04/15/30	6,141,080
United Natural Foods, Inc.(e)
1,455,000	6.750		10/15/28	1,478,644

				24,061,593

Food Service(c)(e) – 0.0%
Aramark Services, Inc.
620,000	6.375		05/01/25	647,900

Forest Products&Paper(c) – 0.1%
Mercer International, Inc.
1,850,000	7.375		01/15/25	1,877,750

Gaming(c) – 0.5%
Boyd Gaming Corp.
2,950,000	4.750		12/01/27	2,883,625
MGM Resorts International
1,832,000	4.750		10/15/28	1,790,780
Station Casinos LLC(e)
3,273,000	4.500		02/15/28	3,068,438
Wynn Macau Ltd.(e)
550,000	5.125		12/15/29	508,750

				8,251,593

Gas(c) – 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
4,125,000	5.875		08/20/26	4,516,875

Healthcare Providers & Services – 1.8%
Acadia Healthcare Co., Inc.(c)
2,732,000	6.500		03/01/24	2,793,470
Centene Corp.(c)
2,840,000	4.250		12/15/27	2,989,810

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
CHS/Community Health Systems, Inc.(c)
1,990,000	6.250		03/31/23	1,970,100
DaVita, Inc.(c)(e)
3,800,000	3.750		02/15/31	3,657,500
Encompass Health Corp.(c)
1,200,000	4.500		02/01/28	1,228,500
HCA, Inc.
8,870,000	5.000		03/15/24	9,926,772
250,000	5.875	(c)	02/15/26	282,188
Hill-Rom Holdings, Inc.(c)(e)
400,000	4.375		09/15/27	414,000
Rede D’or Finance S.a.r.l.(c)
200,000	4.500		01/22/30	195,360
Select Medical Corp.(c)(e)
1,700,000	6.250		08/15/26	1,793,500
Tenet Healthcare Corp.(c)(e)
2,000,000	6.250		02/01/27	2,075,000
The Providence Service Corp.(c)(e)
751,000	5.875		11/15/25	766,959
Universal Health Services, Inc.(c)(e)
2,650,000	5.000		06/01/26	2,748,659

				30,841,818

Holding Companies-Diversified(c) – 0.0%
KOC Holding A/S
700,000	6.500		03/11/25	705,250

Home Builders – 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(c)(e)
1,642,000	4.875		02/15/30	1,559,900
Installed Building Products, Inc.(c)(e)
800,000	5.750		02/01/28	841,000
Lennar Corp.(c)
1,825,000	4.125		01/15/22	1,870,625
M/I Homes, Inc.(c)
1,378,000	4.950		02/01/28	1,426,230
PulteGroup, Inc.
3,000,000	7.875		06/15/32	4,192,500
Taylor Morrison Communities, Inc.(c)(e)
1,301,000	5.125		08/01/30	1,408,332
TRI Pointe Group, Inc.(c)
1,850,000	5.250		06/01/27	1,991,062
413,000	5.700		06/15/28	457,398

				13,747,047

Household Products(c) – 0.2%
Central Garden & Pet Co
1,380,000	4.125		10/15/30	1,393,800
Spectrum Brands, Inc.
1,800,000	5.750		07/15/25	1,851,750

				3,245,550

Housewares(c) – 0.0%
Turkiye Sise ve Cam Fabrikalari A/S
530,000	6.950		03/14/26	533,809

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc.(c)(e)
$1,550,000	10.125%		08/01/26	$1,716,625
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)(e)
1,666,000	6.750		10/15/27	1,749,300
American International Group, Inc.(c)
2,250,000	3.400		06/30/30	2,500,717
Fidelity & Guaranty Life Holdings, Inc.(c)(e)
2,850,000	5.500		05/01/25	3,268,009
HUB International Ltd.(c)(e)
1,760,000	7.000		05/01/26	1,804,000
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	115,589
USI, Inc.(c)(e)
1,850,000	6.875		05/01/25	1,884,688

				13,038,928

Internet – 1.8%
21Vianet Group, Inc.
400,000	7.875		10/15/21	408,625
ANGI Group LLC(c)(e)
1,485,000	3.875		08/15/28	1,460,869
Booking Holdings, Inc.(c)
2,850,000	4.625		04/13/30	3,371,407
Cablevision Lightpath LLC(c)(e)
200,000	5.625		09/15/28	202,000
Expedia Group, Inc.(c)(e)
1,160,000	6.250		05/01/25	1,275,142
1,382,000	4.625		08/01/27	1,444,522
Getty Images, Inc.(c)(e)
250,000	9.750		03/01/27	252,500
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)(e)
1,305,000	5.250		12/01/27	1,365,356
GrubHub Holdings, Inc.(c)(e)
3,400,000	5.500		07/01/27	3,536,000
NortonLifeLock, Inc.(c)(e)
4,000,000	5.000		04/15/25	4,060,000
Twitter, Inc.(c)(e)
4,305,000	3.875		12/15/27	4,514,869
Uber Technologies, Inc.(c)(e)
3,200,000	7.500		05/15/25	3,360,000
1,800,000	6.250		01/15/28	1,827,000
VeriSign, Inc.(c)
4,000,000	5.250		04/01/25	4,485,200

				31,563,490

Iron/Steel – 0.3%
ABJA Investment Co. Pte Ltd.
650,000	5.950		07/31/24	676,609
Cleveland-Cliffs, Inc.(c)
1,038,000	5.750		03/01/25	1,001,670
2,250,000	5.875		06/01/27	2,182,500
Vale Overseas Ltd.
300,000	6.250		08/10/26	356,128
110,000	3.750	(c)	07/08/30	115,004

				4,331,911

Corporate Obligations – (continued)
Leisure Time – 0.3%
Sabre GLBL, Inc.(c)(e)
2,405,000	9.250		04/15/25	2,651,513
SRM Escrow Issuer LLC
2,839,000	6.000		11/01/28	2,839,000

				5,490,513

Lodging(c) – 0.2%
Fortune Star BVI Ltd.
340,000	5.250		03/23/22	341,275
Marriott International, Inc.
1,664,000	4.625		06/15/30	1,774,523
Wyndham Destinations, Inc.(e)
598,000	6.625		07/31/26	636,122

				2,751,920

Machinery – Construction & Mining(c)(e) – 0.1%
BWX Technologies, Inc.
1,023,000	4.125		06/30/28	1,040,903

Machinery-Diversified(c)(e) – 0.0%
Titan Acquisition Ltd./Titan Co-Borrower LLC
588,000	7.750		04/15/26	588,000

Media – 4.6%
Altice Financing SA(c)
200,000	7.500		05/15/26	208,750
AMC Networks, Inc.(c)
1,800,000	4.750		08/01/25	1,800,000
CCO Holdings LLC/CCO Holdings Capital Corp.(c)(e)
3,000,000	5.875		05/01/27	3,123,750
4,980,000	4.750		03/01/30	5,235,225
Charter Communications Operating LLC/Charter Communications Operating Capital(c)
12,000,000	6.384		10/23/35	16,231,920
Comcast Corp.(c)
2,827,000	2.800		01/15/51	2,794,970
CSC Holdings LLC
985,000	5.250		06/01/24	1,051,488
5,450,000	5.500	(c)(e)	05/15/26	5,661,187
2,298,000	4.625	(c)(e)	12/01/30	2,292,255
Cumulus Media New Holdings, Inc.(c)(e)
2,680,000	6.750		07/01/26	2,479,000
Diamond Sports Group LLC/Diamond Sports Finance Co.(c)(e)
1,590,000	5.375		08/15/26	922,200
3,345,000	6.625		08/15/27	1,388,175
DISH DBS Corp.
6,300,000	5.875		07/15/22	6,481,125
Entercom Media Corp.(c)(e)
2,300,000	7.250		11/01/24	1,920,500
4,250,000	6.500		05/01/27	3,676,250
Gray Television, Inc.(c)(e)
2,125,000	7.000		05/15/27	2,279,063
iHeartCommunications, Inc.(c)(e)
1,450,000	5.250		08/15/27	1,433,688
550,000	4.750		01/15/28	525,250
Nexstar Broadcasting, Inc.(c)(e)
1,500,000	5.625		07/15/27	1,563,750

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	Radiate Holdco LLC/Radiate Finance, Inc.(c)(e)
	$1,211,000	6.500%		09/15/28	$1,247,330
	Scripps Escrow, Inc.(c)(e)
	1,050,000	5.875		07/15/27	1,021,125
	Sinclair Television Group, Inc.(c)(e)
	2,100,000	5.875		03/15/26	2,079,000
	Sirius XM Radio, Inc.(c)(e)
	1,085,000	4.625		07/15/24	1,117,550
	TEGNA, Inc.(c)(e)
	2,300,000	4.625		03/15/28	2,265,500
	The E.W. Scripps Co.(c)(e)
	1,875,000	5.125		05/15/25	1,785,938
	Videotron Ltd.(c)(e)
	5,125,000	5.375		06/15/24	5,573,437
	Virgin Media Vendor Financing Notes III DAC(c)(e)
GBP	1,650,000	4.875		07/15/28	2,127,570
	Ziggo Bond Co. B.V.(c)(e)
EUR	675,000	3.375		02/28/30	746,706
	$500,000	5.125		02/28/30	513,125

					79,545,827

Mining – 1.0%
	Constellium SE(c)(e)
	2,100,000	5.875		02/15/26	2,128,875
	First Quantum Minerals Ltd.(c)(e)
	4,000,000	7.250		04/01/23	4,021,250
	Freeport-McMoRan, Inc.(c)
	2,000,000	5.400		11/14/34	2,280,000
	Glencore Finance Canada Ltd.(e)
	3,000,000	5.550		10/25/42	3,426,690
	Novelis Corp.(c)(e)
	2,100,000	5.875		09/30/26	2,170,875
	2,400,000	4.750		01/30/30	2,433,000
	Vedanta Resources Finance II PLC(c)(e)
	200,000	9.250		04/23/26	125,250

					16,585,940

Miscellaneous Manufacturing(c)(d) – 0.2%
	General Electric Co (3M USD LIBOR + 3.330%)
	4,477,000	5.000		01/21/49	3,658,739

Office & Business Equipment(c) – 0.1%
	CDW LLC/CDW Finance Corp.
	1,440,000	4.125		05/01/25	1,495,800
	Xerox Holdings Corp.(e)
	1,055,000	5.000		08/15/25	1,044,450

					2,540,250

Oil Field Services – 1.7%
	Antero Resources Corp.(c)
	6,500,000	5.125		12/01/22	5,996,250
	Cenovus Energy, Inc.(c)
	153,000	3.000		08/15/22	151,637
	1,412,000	3.800		09/15/23	1,433,053
	1,780,000	5.375		07/15/25	1,876,351
	Chesapeake Energy Corp.(a)
	2,000,000	5.500		09/15/26	91,250

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Cia General de Combustibles SA(e)
	560,000	9.500		03/08/25	380,800
	Diamondback Energy, Inc.(c)
	1,022,000	4.750		05/31/25	1,109,749
	DNO ASA(c)(e)
	420,000	8.375		05/29/24	363,300
	Ensign Drilling, Inc.(c)(e)
	1,400,000	9.250		04/15/24	483,000
	Geopark Ltd.(c)(e)
	200,000	5.500		01/17/27	174,188
	Kosmos Energy Ltd.(c)
	500,000	7.125		04/04/26	429,375
	Laredo Petroleum, Inc.(c)
	2,213,000	9.500		01/15/25	1,017,980
	Leviathan Bond Ltd.(c)(e)
	3,080,000	5.750		06/30/23	3,142,562
	Lukoil Securities B.V.(e)
	500,000	3.875		05/06/30	530,185
	MEG Energy Corp.(c)(e)
	2,480,000	7.125		02/01/27	2,221,460
	Nabors Industries Ltd.(c)(e)
	840,000	7.250		01/15/26	343,350
	Nexen, Inc.
	5,000	6.400		05/15/37	7,256
	50,000	7.500		07/30/39	81,828
	Noble Holding International Ltd.(a)(c)
	840,000	7.750		01/15/24	5,250
	1,975,000	7.875	(e)	02/01/26	483,875
	Occidental Petroleum Corp.(c)
	2,180,000	8.000		07/15/25	2,120,050
	2,550,000	6.625		09/01/30	2,231,250
	Petrobras Global Finance B.V.(h)
	500,000	6.850		06/05/15	536,406
	Petroleos Mexicanos
EUR	220,000	2.500		08/21/21	253,741
	Sunoco LP/Sunoco Finance Corp.(c)
	$545,000	5.500		02/15/26	547,725
	Tecpetrol SA(c)
	770,000	4.875		12/12/22	705,272
	Transocean, Inc.(c)(e)
	2,070,000	8.000		02/01/27	558,900
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	1,300,000	6.875		04/01/26	1,300,000

					28,576,043

Packaging – 1.4%
	ARD Finance SA(c)(f)
	(PIK 5.750%, Cash 5.000%)
EUR	1,850,000	5.000		06/30/27	2,081,045
	(PIK 7.250%, Cash 6.500%)
	$3,950,000	6.500	(e)	06/30/27	4,004,312
	Berry Global, Inc.(c)(e)
	2,200,000	4.500		02/15/26	2,230,250
	2,000,000	5.625		07/15/27	2,090,000
	Graphic Packaging International LLC(e)
	646,000	3.500		03/15/28	646,000

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging – (continued)
	LABL Escrow Issuer LLC(c)(e)
	$1,750,000	6.750%		07/15/26	$1,837,500
	Mauser Packaging Solutions Holding Co.(c)(e)
	2,150,000	5.500		04/15/24	2,150,000
	965,000	7.250		04/15/25	931,225
	Owens-Brockway Glass Container, Inc.(e)
	1,750,000	5.875		08/15/23	1,837,500
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(c)(e)
	1,410,000	4.000		10/15/27	1,424,100
	Sealed Air Corp.(e)
	1,843,000	6.875		07/15/33	2,382,077
	Trivium Packaging Finance B.V.(c)(e)
	1,075,000	5.500		08/15/26	1,123,375
	1,300,000	8.500		08/15/27	1,387,750

					24,125,134

Pharmaceuticals(c) – 2.0%
	AbbVie, Inc.(e)
	6,650,000	3.200		11/21/29	7,314,933
	AdaptHealth LLC(e)
	1,445,000	6.125		08/01/28	1,510,025
	Bausch Health Cos., Inc.(e)
	32,000	5.875		05/15/23	32,000
	4,000,000	9.000		12/15/25	4,360,000
	1,350,000	5.000		01/30/28	1,331,438
	1,350,000	5.250		01/30/30	1,329,750
	Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	3,413,536
	Cheplapharm Arzneimittel GmbH(e)
	1,268,000	5.500		01/15/28	1,283,850
	CVS Health Corp.
	4,715,000	3.750		04/01/30	5,352,657
	Herbalife Nutrition Ltd./HLF Financing, Inc.(e)
	1,312,000	7.875		09/01/25	1,387,440
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(e)
	2,745,000	7.250		08/15/26	2,820,487
	Mylan NV
	3,000,000	3.950		06/15/26	3,380,670
	Vizient, Inc.(e)
	580,000	6.250		05/15/27	614,075

					34,130,861

Pipelines – 4.0%
	Buckeye Partners LP(c)
	2,100,000	4.350		10/15/24	2,055,375
	1,835,000	4.125	(e)	03/01/25	1,747,837
	2,801,000	3.950		12/01/26	2,597,927
	929,000	4.125		12/01/27	870,938
	1,217,000	4.500	(e)	03/01/28	1,151,586
	Cheniere Energy Partners LP(c)
	1,800,000	4.500		10/01/29	1,833,750
	DCP Midstream Operating LP(e)
	4,000,000	6.750		09/15/37	3,820,000
	Energy Transfer Operating LP
	4,000,000	4.250	(c)	03/15/23	4,164,760
	2,985,000	6.625		10/15/36	3,232,845

Corporate Obligations – (continued)
Pipelines – (continued)
	Enterprise Products Operating LLC(c)(d) (3M USD LIBOR + 2.778%)
	1,000,000	3.024		06/01/67	766,210
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	3,500,000	6.000		05/15/23	3,185,000
	2,010,000	7.750		02/01/28	1,668,300
	Global Partners LP/GLP Finance Corp.(c)(e)
	2,055,000	6.875		01/15/29	2,114,081
	Kinder Morgan Energy Partners LP
	7,000,000	7.300		08/15/33	9,414,300
	NGPL PipeCo LLC(c)(e)
	1,315,000	4.375		08/15/22	1,364,931
	NuStar Logistics LP(c)
	3,225,000	6.375		10/01/30	3,241,125
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	3,000,000	3.600		11/01/24	3,084,870
	Sabine Pass Liquefaction LLC(c)
	2,275,000	4.200		03/15/28	2,464,849
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)(e)
	935,000	4.750		10/01/23	888,250
	2,430,000	5.500		09/15/24	2,308,500
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
	5,000,000	5.125		02/01/25	5,012,500
	1,910,000	4.875	(e)	02/01/31	1,862,250
	The Williams Cos., Inc.
	7,000,000	7.500		01/15/31	9,082,570

					67,932,754

Real Estate Investment Trust – 1.8%
	American Tower Corp.(c)
	2,125,000	3.950		03/15/29	2,425,220
	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(c)(e)
	600,000	5.750		05/15/26	501,593
	Country Garden Holdings Co. Ltd.(c)
	650,000	6.500		04/08/24	699,969
	Crown Castle International Corp.(c)
	300,000	4.150		07/01/50	340,563
	Growthpoint Properties International Pty Ltd.
	270,000	5.872		05/02/23	279,619
	IRSA Propiedades Comerciales SA(c)
	540,000	8.750		03/23/23	401,625
	Kaisa Group Holdings Ltd.
	320,000	11.750		02/26/21	324,200
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(c)(e)
	1,306,000	4.625		06/15/25	1,325,590
	MPT Operating Partnership LP/MPT Finance Corp.(c)
	4,000,000	6.375		03/01/24	4,093,760
	3,000,000	5.000		10/15/27	3,138,720
	NE Property B.V.(c)
EUR	470,000	1.750		11/23/24	530,622
	Realogy Group LLC/Realogy Co-Issuer Corp.(c)(e)
	$1,600,000	4.875		06/01/23	1,598,000
	1,950,000	9.375		04/01/27	2,062,125

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Realogy Group LLC/Realogy Co.-Issuer Corp.(c)(e)
$748,000	7.625%		06/15/25	$790,075
SBA Communications Corp.(c)(e)
2,637,000	3.875		02/15/27	2,676,555
Scenery Journey Ltd.(c)
310,000	13.000		11/06/22	267,956
Service Properties Trust(c)
623,000	7.500		09/15/25	652,358
2,201,000	4.750		10/01/26	1,848,631
1,318,000	4.950		10/01/29	1,079,787
Starwood Property Trust, Inc.(c)
2,700,000	4.750		03/15/25	2,625,750
The Howard Hughes Corp.(c)(e)
1,474,000	5.375		08/01/28	1,481,370
VICI Properties LP/VICI Note Co., Inc.(c)(e)
1,526,000	3.500		02/15/25	1,533,630

				30,677,718

Retailing – 1.6%
1011778 BC ULC/New Red Finance, Inc.(c)(e)
1,551,000	5.000		10/15/25	1,589,775
AutoNation, Inc.(c)
961,000	4.750		06/01/30	1,126,321
Beacon Roofing Supply, Inc.(c)(e)
2,907,000	4.875		11/01/25	2,852,494
Burlington Coat Factory Warehouse Corp.(c)(e)
684,000	6.250		04/15/25	718,200
eG Global Finance PLC(c)(e)
3,800,000	6.750		02/07/25	3,738,250
Eurotorg LLC Via Bonitron DAC(e)
560,000	9.000		10/22/25	560,000
IRB Holding Corp.(c)(e)
1,099,000	7.000		06/15/25	1,167,687
2,710,000	6.750		02/15/26	2,716,775
JSM Global Sarl(c)(e)
200,000	4.750		10/20/30	202,500
L Brands, Inc.(c)(e)
715,000	6.875		07/01/25	766,838
PetSmart, Inc.(c)(e)
2,800,000	5.875		06/01/25	2,842,000
Specialty Building Products Holdings LLC/SBP Finance Corp.(c)(e)
3,446,000	6.375		09/30/26	3,514,920
Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)
550,000	5.500		06/01/24	555,500
The Home Depot, Inc.(c)
1,170,000	3.350		04/15/50	1,319,818
Yum! Brands, Inc.(c)(e)
63,000	7.750		04/01/25	68,985
3,064,000	4.750		01/15/30	3,286,140

				27,026,203

Semiconductors – 1.1%
Amkor Technology, Inc.(c)(e)
1,398,000	6.625		09/15/27	1,495,860
AMS AG(c)(e)
1,682,000	7.000		07/31/25	1,780,818

Corporate Obligations – (continued)
Semiconductors – (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd.(c)
3,925,000	3.875		01/15/27	4,333,592
Broadcom, Inc.(c)
3,117,000	5.000		04/15/30	3,673,010
3,925,000	4.150		11/15/30	4,393,645
Microchip Technology, Inc.
2,000,000	3.922		06/01/21	2,038,026
NXP B.V./NXP Funding LLC/NXP USA, Inc.(c)(e)
982,000	3.400		05/01/30	1,079,876
Qorvo, Inc.(c)
750,000	4.375		10/15/29	802,500

				19,597,327

Software(c) – 0.8%
Black Knight InfoServ LLC(e)
1,765,000	3.625		09/01/28	1,782,650
Castle US Holding Corp.(e)
2,824,000	9.500		02/15/28	2,668,680
J2 Global, Inc.(e)
2,920,000	4.625		10/15/30	2,949,200
Nuance Communications, Inc.
3,000,000	5.625		12/15/26	3,150,000
Oracle Corp.
1,405,000	3.600		04/01/50	1,533,726
PTC, Inc.(e)
4,000	3.625		02/15/25	4,050
SS&C Technologies, Inc.(e)
850,000	5.500		09/30/27	903,125

				12,991,431

Telecommunication Services – 3.5%
Altice France SA(c)(e)
5,000,000	7.375		05/01/26	5,218,750
AT&T, Inc.(c)
3,000,000	5.250		03/01/37	3,735,060
Avaya, Inc.(c)(e)
3,575,000	6.125		09/15/28	3,691,187
CenturyLink, Inc.
1,450,000	5.125	(c)(e)	12/15/26	1,482,625
2,870,000	7.650		03/15/42	3,200,050
Cincinnati Bell, Inc.(c)(e)
2,000,000	7.000		07/15/24	2,062,500
CommScope, Inc.(c)(e)
1,100,000	6.000		03/01/26	1,138,500
1,430,000	7.125		07/01/28	1,433,575
Digicel Group 0.5 Ltd.(c)(e)(f)
99,648	7.000		11/16/49	12,207
(PIK 3.000%, Cash 5.000%)
603,257	8.000		04/01/25	205,296
Intelsat Jackson Holdings SA(c)(e)
4,800,000	8.000		02/15/24	4,872,000
3,000,000	8.500	(a)	10/15/24	1,856,250
Millicom International Cellular SA(c)(e)
410,000	4.500		04/27/31	415,638
MTN Mauritius Investments Ltd.
420,000	6.500		10/13/26	466,725

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Nokia of America Corp.
	$3,000,000	6.450%		03/15/29	$3,240,000
	Sprint Capital Corp.
	1,150,000	8.750		03/15/32	1,720,687
	Sprint Corp.
	4,269,000	7.875		09/15/23	4,866,660
	T-Mobile USA, Inc.(c)
	3,000,000	4.000		04/15/22	3,090,000
	6,000,000	6.500		01/15/26	6,202,500
	1,896,000	4.500	(e)	04/15/50	2,212,196
	Telecom Argentina SA(e)
	238,000	8.500		08/06/25	194,785
	270,000	8.000	(c)	07/18/26	222,750
	Telecom Italia Capital SA
	3,025,000	7.200		07/18/36	3,807,719
	1,000,000	7.721		06/04/38	1,361,250
	Verizon Communications, Inc.
	3,000,000	5.250		03/16/37	4,069,440

					60,778,350

Toys/Games/Hobbies(c) – 0.1%
	Mattel, Inc.
	2,475,000	3.150		03/15/23	2,462,625

Transportation – 0.0%
	MV24 Capital B.V.(e)
	331,548	6.748		06/01/34	334,034
	Rumo Luxembourg S.a.r.l.(c)
	240,000	5.875		01/18/25	251,100

					585,134

	TOTAL CORPORATE OBLIGATIONS (Cost $868,026,999)				$886,285,407

Mortgage-Backed Obligations(d) – 0.0%
Collateralized Mortgage Obligation – 0.0%
Sequential Floating Rate – 0.0%
	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1(1M USD LIBOR + 0.190%)
	$206,956	0.338%		07/25/47	$183,272
	(Cost $80,195)

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $80,195)				$183,272

Foreign Debt Obligations – 0.2%
Sovereign – 0.2%
	Republic of Ecuador(e)
	$57,283	0.000	%(i)	07/31/30	$25,795
	196,146	0.500	(j)	07/31/35	107,880
	95,120	0.500	(j)	07/31/40	47,114
	Republic of Egypt
EUR	590,000	4.750		04/11/25	675,548
	Republic of Nigeria
	$690,000	6.500		11/28/27	667,575

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Sri Lanka(e)
	630,000	6.350		06/28/24	356,344
	Republic of Turkey
	760,000	6.125		10/24/28	710,363
	Ukraine Government International Bond
	680,000	7.750		09/01/23	706,180

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,501,217)				$3,296,799

Bank Loans(k) – 6.8%
Aerospace & Defense(d) – 0.2%
	TransDigm, Inc. (1M LIBOR + 2.250%)
	$4,240,150	2.398%		12/09/25	$3,982,561

Automotive – Parts(d) – 0.2%
	Adient US LLC (1M LIBOR + 4.250%)
	1,945,437	4.398		05/06/24	1,915,283
	Tenneco, Inc. (1M LIBOR + 3.000%)
	2,471,111	3.148		10/01/25	2,274,040

					4,189,323

Chemicals(d) – 0.3%
	Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
	2,123,125	3.400		05/15/24	2,007,691
	Starfruit Finco B.V. (1M LIBOR + 3.000%)
	2,878,963	3.145		10/01/25	2,783,957

					4,791,648

Computers(d) – 0.2%
	Redstone Buyer LLC (3M LIBOR + 5.000%)
	2,850,000	6.000		09/01/27	2,823,865

Diversified Financial Services(d) – 0.0%
	Fiserv Investment Solutions, Inc. (3M LIBOR + 4.750%)
	648,375	5.020		02/18/27	642,164

Diversified Manufacturing(d) – 0.1%
	Camelot U.S. Acquisition 1 Co. (1M LIBOR + 3.000%)
	2,000,000	4.000		10/30/26	1,975,840

Entertainment(l) – 0.1%
	AMC Entertainment Holdings, Inc. (3M LIBOR + 3.000%)
	2,942,532	0.000		04/22/26	1,639,049

Food & Drug Retailers(d) – 0.0%
	B&G Foods, Inc. (1M LIBOR + 2.500%)
	619,375	2.648		10/10/26	614,885

Health Care – Pharmaceuticals(d) – 0.4%
	Bausch Health Co., Inc. (1M LIBOR + 3.000%)
	6,616,683	3.149		06/02/25	6,454,045

Health Care – Services(d) – 0.4%
	MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
	1,666,192	3.750		06/07/23	1,642,982
	Sotera Health Holdings LLC (3M LIBOR + 4.500%)
	1,974,809	5.500		12/11/26	1,966,574
	U.S. Renal Care, Inc. (1M LIBOR + 5.000%)
	2,178,000	5.188		06/26/26	2,090,205

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)
Health Care – Services(d) – (continued)
Verscend Holding Corp.(1M LIBOR + 4.500%)
$1,371,994	4.648%	08/27/25	$1,344,128

			7,043,889

Media – Broadcasting & Radio(d) – 0.2%
Cumulus Media New Holdings, Inc. (3M LIBOR + 3.750%)
829,371	4.750	03/31/26	783,755
Getty Images, Inc. (1M LIBOR + 4.500%)
1,943,846	4.645	02/19/26	1,808,477

			2,592,232

Media – Cable(d) – 0.3%
CSC Holdings LLC
(1M LIBOR + 2.250%)
1,694,027	2.398	07/17/25	1,632,009
(1M LIBOR + 2.500%)
3,773,361	2.648	04/15/27	3,647,897

			5,279,906

Media – Non Cable(d) – 0.1%
Terrier Media Buyer, Inc. (1M LIBOR + 4.250%)
1,191,000	4.398	12/17/26	1,157,509

Packaging(d) – 0.3%
Flex Acquisition Co., Inc. (3M LIBOR + 3.250%)
2,796,980	3.475	06/29/25	2,685,968
Reynolds Group Holdings, Inc.
(1M LIBOR + 2.750%)
1,115,652	2.898	02/05/23	1,093,495
(1M LIBOR + 3.250%)
1,075,000	3.398	02/05/26	1,048,125

			4,827,588

Pharmaceuticals(d) – 0.3%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
5,000,000	7.898	09/26/25	4,803,550

Real Estate Investment Trust(d) – 0.1%
Brookfield Property REIT, Inc. (1M LIBOR + 3.000%)
2,037,890	3.148	08/28/23	1,781,462

Restaurants(d) – 0.0%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 1.750%)
450,301	1.898	11/19/26	431,352

Retailers(d) – 0.1%
OEConnection LLC (1M LIBOR + 4.000%)
2,119,877	4.148	09/25/26	2,050,981

Semiconductors(b)(d) – 0.1%
Allegro Microsystems, Inc. (1M LIBOR + 4.250%)
950,000	4.750	09/30/27	945,250

Services Cyclical – Business Services(d) – 0.3%
EVO Payments International LLC (1M LIBOR + 3.250%)
2,711,041	3.400	12/22/23	2,675,120
Travelport Finance (Luxembourg) S.a.r.l.
1,661,971	9.000	02/28/25	1,564,629
(3M LIBOR + 5.000%)
1,814,494	5.225	02/28/25	947,565

			5,187,314

Bank Loans(k) – (continued)
Services Cyclical – Consumer Services(d) – 0.2%
Asurion LLC (1M LIBOR + 3.000%)
3,325,137	3.148	08/04/22	3,269,308

Technology – Software/Services(d) – 2.2%
Banff Merger Sub, Inc. (1M LIBOR + 4.250%)
4,924,098	4.398	10/02/25	4,778,148
Ceridian HCM Holding, Inc. (1 Week LIBOR + 2.500%)
2,940,000	2.594	04/30/25	2,838,011
DCert Buyer, Inc. (1M LIBOR + 4.000%)
1,766,125	4.148	10/16/26	1,727,765
Epicor Software Corp.
(1M LIBOR + 4.250%)
4,100,000	5.250	07/30/27	4,080,525
(1M LIBOR + 7.750%)
1,275,000	8.750	07/31/28	1,302,094
Ion Trading Technologies S.a.r.l. (3M LIBOR + 4.000%)
1,978,337	5.000	11/21/24	1,938,038
Milano Acquisition Corp. (3M LIBOR + 4.000%)
4,200,000	4.750	10/01/27	4,123,014
Mitchell International, Inc. (1M LIBOR + 4.250%)
5,050,000	4.750	11/29/24	4,883,350
Refinitiv US Holdings, Inc. (1M LIBOR + 3.250%)
4,077,375	3.398	10/01/25	4,011,770
SS&C Holdings Europe S.a.r.l. (1M LIBOR + 1.750%)
1,194,310	1.898	04/16/25	1,159,233
SS&C Technologies, Inc. (1M LIBOR + 1.750%)
1,699,917	1.898	04/16/25	1,649,990
The Dun & Bradstreet Corp. (1M LIBOR + 3.750%)
3,084,500	3.906	02/06/26	3,033,729
The Ultimate Software Group, Inc.
(1M LIBOR + 3.750%)
1,633,500	3.895	05/04/26	1,603,100
(3M LIBOR + 4.000%)
175,000	4.750	05/04/26	173,798
(3M LIBOR + 6.750%)
100,000	7.500	05/03/27	101,500

			37,404,065

Telecommunication Services(d) – 0.5%
Hoya Midco LLC (6M LIBOR + 3.500%)
7,582,423	4.500	06/30/24	6,356,573
Level 3 Financing, Inc. (1M LIBOR + 1.750%)
2,023,967	1.898	03/01/27	1,950,092

			8,306,665

Textiles(d) – 0.0%
Canada Goose, Inc. (3M LIBOR + 4.250%)
850,000	5.000	10/01/27	842,562

Wireless Telecommunications(d) – 0.2%
Intelsat Jackson Holdings SA
(1M LIBOR + 4.750%)
3,000,000	8.000	11/27/23	3,010,830
(3M LIBOR + 5.500%)
741,223	6.500	07/13/22	752,341

			3,763,171

TOTAL BANK LOANS (Cost $120,691,231)			$116,800,184

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(m) – 0.1%
United States Treasury Note
$1,730,000	1.875%	12/15/20	$1,733,514
(Cost $1,729,766)

Shares	Dividend Rate		Value

Investment Companies(n) – 2.2%
Goldman Sachs Emerging Markets Equity Fund – Class R6
$2,516	0.982%		$64,528
Goldman Sachs Financial Square Government Fund – Class R6
20,500,074	0.028		20,500,074
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,480,207	0.028		6,480,207
Goldman Sachs High Yield Fund – Class R6
8,839	5.615		54,358
Goldman Sachs MLP Energy Infrastructure Fund – Class R6
748,130	13.550		11,446,384

TOTAL INVESTMENT COMPANIES (Cost $39,082,457)			$38,545,551

TOTAL INVESTMENTS – 97.3%
(Cost $1,586,003,892)			$1,670,861,624

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			46,231,173

NET ASSETS – 100.0%			$1,717,092,797

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2020.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Pay-in-kind securities.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $649,491, which represents approximately 0.0% of the Fund’s net assets as of October 31, 2020.

(h)	Actual maturity date is June 5, 2115.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2020.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(m)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(n)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Intelsat Jackson Holdings SA due 07/13/20	$741,223	$752,341	$11,118

OEConnection LLC due 09/25/26	134,186	129,825	(3,806)

TOTAL			$7,312

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,889,406	EUR	4,153,507	11/09/20	$51,062

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	2,239,858	GBP	1,738,875	01/13/21	$(14,181)

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	417	12/18/20	$68,068,995	$(2,020,606)
Ultra Long U.S. Treasury Bonds	308	12/21/20	66,220,000	(2,062,777)
Ultra 10 Year U.S. Treasury Notes	7	12/21/20	1,100,969	(14,261)
2 Year U.S. Treasury Notes	59	12/31/20	13,029,781	(762)
5 Year U.S. Treasury Notes	35	12/31/20	4,396,055	(10,699)
10 Year U.S. Treasury Notes	67	12/21/20	9,260,656	(57,620)
20 Year U.S. Treasury Bonds	11	12/21/20	1,897,156	(25,469)

Total				$(4,192,194)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(223)	12/21/20	(35,073,719)	576,106
5 Year U.S. Treasury Notes	(319)	12/31/20	(40,066,899)	74,683
20 Year U.S. Treasury Bonds	(49)	12/21/20	(8,450,969)	123,185

Total				$773,974

TOTAL FUTURES CONTRACTS				$(3,418,220)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
(0.250)%(b)	6M EURO(c)	12/16/25	EUR	710	$(9,806)	$(6,570)	$(3,236)
(0.500) (b)	6M EURO(c)	12/16/23		530	(664)	782	(1,446)
1.250(c)	3M LIBOR(d)	12/16/40		$180	240	(7,704)	7,944
1.250(c)	3M LIBOR(d)	12/16/50		10	191	(466)	657
3M LIBOR(d)	0.750%(c)	12/16/22		3,620	36,377	38,027	(1,650)
3M LIBOR(d)	0.750(c)	12/16/23		1,030	14,092	15,563	(1,471)
3M LIBOR(d)	1.000(c)	12/16/25		25,100	667,226	800,543	(133,317)
3M LIBOR(d)	1.000(c)	12/16/27		3,870	89,084	128,009	(38,925)
3M LIBOR(d)	1.000(c)	12/16/30		33,670	292,188	917,129	(624,941)

TOTAL					$1,088,928	$1,885,313	$(796,385)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2020.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.

Abbreviations:

MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 97.7%
Building Products – 1.2%
48,430	A.O. Smith Corp.	$2,503,347
10,360	Lennox International, Inc.	2,814,397

		5,317,744

Capital Markets – 5.5%
22,845	Ameriprise Financial, Inc.	3,674,161
8,780	BlackRock, Inc.	5,261,064
22,227	Evercore, Inc. Class A	1,767,936
10,315	FactSet Research Systems, Inc.	3,161,548
16,475	Moody’s Corp.	4,331,277
50,105	SEI Investments Co.	2,462,661
33,614	T. Rowe Price Group, Inc.	4,257,549

		24,916,196

Chemicals – 2.3%
22,300	Ecolab, Inc.	4,094,057
5,000	NewMarket Corp.	1,788,450
6,602	The Sherwin-Williams Co.	4,542,044

		10,424,551

Commercial Services & Supplies – 0.8%
62,595	Rollins, Inc.	3,621,121

Consumer Finance – 0.9%
60,044	Discover Financial Services	3,903,460

Distributors – 0.8%
10,100	Pool Corp.	3,533,283

Electric Utilities – 1.0%
63,525	NextEra Energy, Inc.	4,650,665

Electrical Equipment – 0.9%
16,280	Rockwell Automation, Inc.	3,860,314

Electronic Equipment, Instruments & Components – 3.8%
44,090	Amphenol Corp. Class A	4,975,116
19,930	Badger Meter, Inc.	1,461,666
129,060	Corning, Inc.	4,126,048
63,602	National Instruments Corp.	1,989,471
46,913	TE Connectivity Ltd.	4,544,931

		17,097,232

Entertainment – 2.2%
130,690	Activision Blizzard, Inc.	9,897,275

Equity Real Estate Investment Trusts (REITs) – 2.3%
51,865	Equity LifeStyle Properties, Inc.	3,069,889
102,300	Iron Mountain, Inc.	2,665,938
20,655	Public Storage	4,731,441

		10,467,268

Food & Staples Retailing – 3.4%
12,960	Casey’s General Stores, Inc.	2,184,667
14,705	Costco Wholesale Corp.	5,258,802
114,190	The Kroger Co.	3,678,060
117,470	Walgreens Boots Alliance, Inc.	3,998,679

		15,120,208

Common Stocks – (continued)
Food Products – 2.5%
80,585	Hormel Foods Corp.	3,923,684
26,825	Ingredion, Inc.	1,901,624
11,015	J&J Snack Foods Corp.	1,493,304
66,345	Tyson Foods, Inc. Class A	3,796,924

		11,115,536

Gas Utilities – 0.1%
19,081	Suburban Propane Partners LP	313,692

Health Care Equipment & Supplies – 5.0%
35,830	Danaher Corp.	8,224,418
73,865	Medtronic PLC	7,428,603
33,790	Stryker Corp.	6,825,918

		22,478,939

Health Care Providers & Services – 6.7%
55,995	AmerisourceBergen Corp.	5,379,440
126,721	CVS Health Corp.	7,107,781
79,030	Patterson Cos., Inc.	1,965,871
45,190	Quest Diagnostics, Inc.	5,519,507
40,351	The Ensign Group, Inc.	2,374,253
25,325	UnitedHealth Group, Inc.	7,727,684

		30,074,536

Hotels, Restaurants & Leisure – 1.2%
46,510	Wyndham Destinations, Inc.	1,517,621
43,855	Yum! Brands, Inc.	4,092,987

		5,610,608

Household Products – 0.4%
6,945	WD-40 Co.	1,690,274

Independent Power and Renewable Electricity Producers – 0.8%
37,609	Atlantica Sustainable Infrastructure PLC	1,109,090
8,382	Brookfield Renewable Corp. Class A	559,666
31,700	Clearway Energy, Inc. Class A	830,857
18,609	NextEra Energy Partners LP	1,168,645

		3,668,258

Industrial Conglomerates – 1.1%
30,465	3M Co.	4,873,181

Insurance – 2.0%
22,950	Aon PLC Class A	4,223,029
75,730	Principal Financial Group, Inc.	2,970,131
18,215	The Hanover Insurance Group, Inc.	1,742,447

		8,935,607

IT Services – 10.0%
27,247	Accenture PLC Class A	5,910,147
37,620	Automatic Data Processing, Inc.	5,942,455
28,482	Broadridge Financial Solutions, Inc.	3,919,123
39,325	Fidelity National Information Services, Inc.	4,899,502
46,565	International Business Machines Corp.	5,199,448
23,300	Jack Henry & Associates, Inc.	3,454,225
18,355	Mastercard, Inc. Class A	5,297,987
30,270	MAXIMUS, Inc.	2,045,647

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
144,405	The Western Union Co.	$2,807,233
30,980	Visa, Inc. Class A	5,629,376

		45,105,143

Leisure Products – 0.5%
23,024	Polaris, Inc.	2,091,961

Machinery – 0.5%
43,195	Donaldson Co., Inc.	2,051,762

Media – 5.5%
260,000	Comcast Corp. Class A	10,982,400
1	Fox Corp. Class A	27
125,415	Omnicom Group, Inc.	5,919,588
266,444	ViacomCBS, Inc. Class B	7,612,305

		24,514,320

Multi-Utilities – 1.7%
31,735	Sempra Energy	3,978,300
37,460	WEC Energy Group, Inc.	3,766,603

		7,744,903

Multiline Retail – 1.4%
27,915	Dillard’s, Inc. Class A(a)	1,248,638
31,865	Target Corp.	4,850,490

		6,099,128

Oil, Gas & Consumable Fuels – 13.6%
144,559	Antero Midstream Corp.	828,323
55,825	BP Midstream Partners LP	541,503
77,371	Cheniere Energy Partners LP	2,789,225
77,284	Crestwood Equity Partners LP	1,157,714
152,693	DCP Midstream LP	1,949,890
4,426	Delek Logistics Partners LP	117,378
118,376	Enable Midstream Partners LP	526,773
11,671	Enbridge, Inc.	321,653
957,862	Energy Transfer LP	4,932,989
444,326	Enterprise Products Partners LP	7,362,482
17,189	Enviva Partners LP	736,549
105,000	Genesis Energy LP	441,000
31,200	Hess Midstream LP Class A	532,896
123,707	Holly Energy Partners LP	1,417,682
184,299	Magellan Midstream Partners LP	6,549,986
448,462	MPLX LP	7,718,031
199,849	NuStar Energy LP	1,976,507
15,416	ONEOK, Inc.	447,064
28,800	Pembina Pipeline Corp.	602,784
143,402	Phillips 66 Partners LP	3,365,645
867,905	Plains All American Pipeline LP	5,424,406
125,982	Shell Midstream Partners LP	1,102,342
47,884	Sunoco LP	1,205,240
44,865	Targa Resources Corp.	720,083
13,171	TC Energy Corp.	519,728
120,090	TC PipeLines LP	3,380,533
104,867	The Williams Cos., Inc.	2,012,398
285,789	Western Midstream Partners LP	2,329,180

		61,009,984

Pharmaceuticals – 0.7%
74,070	Perrigo Co. PLC	3,249,451

Common Stocks – (continued)
Professional Services – 0.3%
19,825	Insperity, Inc.	1,518,199

Semiconductors & Semiconductor Equipment – 6.3%
42,160	Analog Devices, Inc.	4,997,225
84,890	Applied Materials, Inc.	5,028,035
23,390	KLA Corp.	4,612,040
32,522	Power Integrations, Inc.	1,958,149
49,215	QUALCOMM, Inc.	6,071,162
40,235	Texas Instruments, Inc.	5,817,579

		28,484,190

Software – 2.6%
30,045	Microsoft Corp.	6,083,211
101,965	Oracle Corp.	5,721,256

		11,804,467

Specialty Retail – 4.2%
32,979	Aaron’s Holdings Co., Inc.	1,723,483
36,665	Best Buy Co., Inc.	4,089,981
31,895	Lowe’s Cos., Inc.	5,042,599
19,985	The Home Depot, Inc.	5,330,199
26,895	Williams-Sonoma, Inc.	2,453,093

		18,639,355

Technology Hardware, Storage & Peripherals – 0.9%
233,190	HP, Inc.	4,188,092

Textiles, Apparel & Luxury Goods – 2.0%
43,650	NIKE, Inc. Class B	5,241,525
55,128	VF Corp.	3,704,601

		8,946,126

Trading Companies & Distributors – 2.6%
85,565	Fastenal Co.	3,698,975
27,018	MSC Industrial Direct Co., Inc. Class A	1,882,074
9,659	W.W. Grainger, Inc.	3,380,843
11,569	Watsco, Inc.	2,593,076

		11,554,968

TOTAL COMMON STOCKS (Cost $362,087,531)		$438,571,997

Shares	Dividend Rate	Value

Investment Companies(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Class R6
4,494,394	0.028%	$4,494,394
Goldman Sachs Financial Square Government Fund – Institutional Shares
151,784	0.028	151,784

TOTAL INVESTMENT COMPANIES (Cost $4,646,178)		$4,646,178

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $366,733,709)		$443,218,175

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,243,550	0.028%	$1,243,550
(Cost 1,243,550)

TOTAL INVESTMENTS — 99.0% (Cost $367,977,259)		$444,461,725

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		4,619,707

NET ASSETS — 100.0%		$449,081,432

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of the security is on loan.

(b)	Represents affiliated funds.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	59	12/18/20	$9,630,865	$(327,134)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments, at value (cost $1,546,921,435 and $362,087,531, respectively)(a)	$1,632,316,073	$438,571,997
Foreign currencies, at value (cost $436,583 and $0, respectively)	470,565	—
Investments of affiliated issuers, at value (cost $39,082,457 and $4,646,178, respectively)	38,545,551	4,646,178
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $0 and $1,243,550, respectively)	—	1,243,550
Cash	29,743,035	909,469
Unrealized gain on forward foreign currency exchange contracts	51,062	—
Unrealized gain on unfunded loan commitment	7,312	—
Variation margin on futures contracts	25,020	46,290
Receivables:
Dividends and interest	13,090,130	1,104,052
Collateral on certain derivative contracts(b)	9,151,713	778,800
Investments sold	3,571,361	4,965,152
Fund shares sold	1,941,683	37,161
Investments sold on an extended settlement basis	744,858	—
Foreign tax reclaims	247,411	423,230
Reimbursement from investment adviser	140,612	85,093
Securities lending income	—	70,361
Other assets	56,173	25,288
Total assets	1,730,102,559	452,906,621

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	14,181	—
Variation margin on swaps contracts	131,909	—
Variation margin on futures contracts	74,366	67,692
Payables:
Investments purchased on an extended settlement basis	4,700,020	—
Fund shares redeemed	3,297,273	1,158,714
Investments purchased	3,124,108	606,999
Management fees	651,466	267,958
Distribution and service fees and transfer agency fees	527,034	187,188
Payable upon return of securities loaned	—	1,243,550
Accrued expenses	489,405	293,088
Total liabilities	13,009,762	3,825,189

Net Assets:
Paid-in capital	1,656,599,579	394,419,898
Total distributable earnings	60,493,218	54,661,534
NET ASSETS	$1,717,092,797	$449,081,432
Net Assets:
Class A	$328,039,108	$167,765,477
Class C	380,590,365	108,840,125
Institutional	669,847,812	97,357,626
Investor	256,919,276	64,327,925
Class R6	65,292,602	1,867,905
Class R	—	1,131,337
Class P	16,403,634	7,791,037
Total Net Assets	$1,717,092,797	$449,081,432
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	14,017,029	17,110,160
Class C	16,561,237	10,891,406
Institutional	27,955,637	9,383,370
Investor	10,755,666	6,209,792
Class R6	2,726,181	180,081
Class R	—	115,891
Class P	684,607	750,810
Net asset value, offering and redemption price per share:(c)
Class A	$23.40	$9.81
Class C	22.98	9.99
Institutional	23.96	10.38
Investor	23.89	10.36
Class R6	23.95	10.37
Class R	—	9.76
Class P	23.96	10.38

(a)	Includes loaned securities having a market value of $0 and $1,189,818, respectively.

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Income Builder	$6,668,429	$2,473,284	$10,000

Rising Dividend Growth	778,800	—	—

(c)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $24.76 and $10.38, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:

Interest	$52,687,856	$5,561

Dividends — unaffiliated issuers (net of foreign withholding taxes of $433,340 and $48,208, respectively)	17,066,993	10,405,474

Dividends — affiliated issuers	731,430	97,373

Securities lending income — affiliated issuer	—	108,643

Securities lending income — unaffiliated issuer	73,748	—

Total investment income	70,560,027	10,617,051

Expenses:

Management fees	8,982,125	4,228,186

Distribution and Service (12b-1) fees(a)	3,979,564	1,562,560

Transfer Agency fees(a)	1,842,778	741,929

Service fees — Class C	1,065,354	369,779

Custody, accounting and administrative services	303,113	112,739

Printing and mailing costs	247,497	131,461

Professional fees	191,178	212,414

Registration fees	145,164	121,698

Shareholder meeting expense	65,797	—

Trustee fees	22,561	20,731

Other	34,566	60,722

Total expenses	16,879,697	7,562,219

Less — expense reductions	(1,041,427)	(975,355)

Net expenses	15,838,270	6,586,864

NET INVESTMENT INCOME	54,721,757	4,030,187

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(42,177,571)	8,358,709

Purchased options	(1,751,579)	—

Futures contracts	13,778,704	1,433,709

Written options	(7,324,650)	—

Swap contracts	40,625,268	—

Forward foreign currency exchange contracts	(406,580)	—

Foreign currency transactions	178,828	1,405

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(31,127,546)	(34,555,927)

Investments — affiliated issuers	(546,380)	—

Futures contracts	(1,152,650)	(562,067)

Unfunded loan commitments	8,310	—

Written options	202,150	—

Swap contracts	(3,187,136)	—

Forward foreign currency exchange contracts	265,733	—

Foreign currency translation	15,103	16

Net realized and unrealized loss	(32,599,996)	(25,324,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,121,761	$(21,293,968)

(a)	Class specific Distribution and Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	$775,396	$3,204,168	$—	$478,593	$667,141	$263,340	$412,881	$16,166	$—	4,657
Rising Dividend Growth	442,484	1,111,741	8,335	295,088	247,865	56,666	135,241	651	2,790	3,628

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$54,721,757	$59,120,070	$4,030,187	$7,250,499

Net realized gain (loss)	2,922,420	42,470,279	9,793,823	69,754,135

Net change in unrealized gain (loss)	(35,522,416)	100,543,196	(35,117,978)	451,466

Net increase (decrease) in net assets resulting from operations	22,121,761	202,133,545	(21,293,968)	77,456,100

Distributions to shareholders:

From distributable earnings

Class A Shares	(10,209,770)	(11,236,076)	(22,041,864)	(122,698,079)

Class C Shares	(11,069,448)	(13,981,530)	(18,275,200)	(142,610,726)

Institutional Shares	(23,450,042)	(24,548,602)	(18,751,099)	(164,809,422)

Investor Shares	(9,135,582)	(8,998,284)	(10,452,379)	(83,957,904)

Class R6 Shares	(1,888,374)	(325,169)	(239,578)	(57,671)

Class R Shares	—	—	(237,072)	(1,522,397)

Class P Shares	(555,182)	(523,868)	(1,854,725)	(16,342,234)

From return of capital

Class A Shares	(376,178)	—	—	—

Class C Shares	(407,853)	—	—	—

Institutional Shares	(864,015)	—	—	—

Investor Shares	(336,600)	—	—	—

Class R6 Shares	(69,577)	—	—	—

Class P Shares	(20,455)	—	—	—

Total distributions to shareholders	(58,383,076)	(59,613,529)	(71,851,917)	(531,998,433)

From share transactions:

Proceeds from sales of shares	598,390,032	385,979,825	61,008,232	177,494,764

Reinvestment of distributions	51,956,624	53,137,972	65,123,455	475,127,949

Cost of shares redeemed	(572,473,130)	(627,911,281)	(309,614,281)	(815,636,639)

Net increase (decrease) in net assets resulting from share transactions	77,873,526	(188,793,484)	(183,482,594)	(163,013,926)

TOTAL INCREASE (DECREASE)	41,612,211	(46,273,468)	(276,628,479)	(617,556,259)

Net assets:

Beginning of year	1,675,480,586	1,721,754,054	725,709,911	1,343,266,170

End of year	$1,717,092,797	$1,675,480,586	$449,081,432	$725,709,911

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$23.67	$21.67	$22.72		$21.60	$21.77

Net investment income(a)	0.73	0.82	0.80		0.79	0.79

Net realized and unrealized gain (loss)	(0.21)	2.02	(1.02)		1.17	(0.16)

Total from investment operations	0.52	2.84	(0.22)		1.96	0.63

Distributions to shareholders from net investment income	(0.76)	(0.84)	(0.80)		(0.80)	(0.80)

Distributions to shareholders from return of capital	(0.03)	—	(0.03)		(0.04)	—

Total distributions	(0.79)	(0.84)	(0.83)		(0.84)	(0.80)

Net asset value, end of year	$23.40	$23.67	$21.67		$22.72	$21.60

Total return(b)	2.29%	13.34%	(1.03	) %	9.21%	3.04%

Net assets, end of year (in 000s)	$328,039	$314,951	$309,719		$387,349	$574,574

Ratio of net expenses to average net assets	0.92%	0.95%	0.97%		0.98%	0.98%

Ratio of total expenses to average net assets	0.98%	1.00%	1.02%		1.10%	1.10%

Ratio of net investment income (loss) to average net assets	3.15%	3.63%	3.54%		3.55%	3.75%

Portfolio turnover rate(c)	46%	47%	42%		51%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$23.26	$21.31	$22.35	$21.26	$21.45

Net investment income(a)	0.55	0.64	0.62	0.61	0.62

Net realized and unrealized gain (loss)	(0.21)	1.98	(1.00)	1.16	(0.16)

Total from investment operations	0.34	2.62	(0.38)	1.77	0.46

Distributions to shareholders from net investment income	(0.60)	(0.67)	(0.64)	(0.65)	(0.65)

Distributions to shareholders from return of capital	(0.02)	—	(0.02)	(0.03)	—

Total distributions	(0.62)	(0.67)	(0.66)	(0.68)	(0.65)

Net asset value, end of year	$22.98	$23.26	$21.31	$22.35	$21.26

Total return(b)	1.57%	12.44%	(1.74)%	8.41%	2.25%

Net assets, end of year (in 000s)	$380,590	$463,483	$475,897	$619,357	$682,819

Ratio of net expenses to average net assets	1.67%	1.70%	1.72%	1.73%	1.73%

Ratio of total expenses to average net assets	1.73%	1.75%	1.77%	1.85%	1.85%

Ratio of net investment income to average net assets	2.41%	2.88%	2.79%	2.79%	2.98%

Portfolio turnover rate(c)	46%	47%	42%	51%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$24.21	$22.15	$23.20	$22.04	$22.20

Net investment income(a)	0.84	0.93	0.90	0.90	0.89

Net realized and unrealized gain (loss)	(0.21)	2.06	(1.03)	1.19	(0.17)

Total from investment operations	0.63	2.99	(0.13)	2.09	0.72

Distributions to shareholders from net investment income	(0.85)	(0.93)	(0.89)	(0.88)	(0.88)

Distributions to shareholders from return of capital	(0.03)	—	(0.03)	(0.05)	—

Total distributions	(0.88)	(0.93)	(0.92)	(0.93)	(0.88)

Net asset value, end of year	$23.96	$24.21	$22.15	$23.20	$22.04

Total return(b)	2.68%	13.76%	(0.63)%	9.64%	3.42%

Net assets, end of year (in 000s)	$669,848	$609,414	$680,661	$818,309	$740,182

Ratio of net expenses to average net assets	0.56%	0.57%	0.58%	0.58%	0.58%

Ratio of total expenses to average net assets	0.62%	0.61%	0.63%	0.70%	0.70%

Ratio of net investment income to average net assets	3.52%	4.03%	3.93%	3.93%	4.13%

Portfolio turnover rate(c)	46%	47%	42%	51%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$24.14	$22.09	$23.14	$21.98	$22.14

Net investment income(a)	0.81	0.89	0.87	0.86	0.85

Net realized and unrealized gain (loss)	(0.21)	2.05	(1.03)	1.20	(0.16)

Total from investment operations	0.60	2.94	(0.16)	2.06	0.69

Distributions to shareholders from net investment income	(0.82)	(0.89)	(0.86)	(0.85)	(0.85)

Distributions to shareholders from return of capital	(0.03)	—	(0.03)	(0.05)	—

Total distributions	(0.85)	(0.89)	(0.89)	(0.90)	(0.85)

Net asset value, end of year	$23.89	$24.14	$22.09	$23.14	$21.98

Total return(b)	2.53%	13.59%	(0.77)%	9.51%	3.28%

Net assets, end of year (in 000s)	$256,919	$263,228	$239,226	$302,778	$142,813

Ratio of net expenses to average net assets	0.67%	0.70%	0.72%	0.73%	0.73%

Ratio of total expenses to average net assets	0.73%	0.75%	0.77%	0.85%	0.85%

Ratio of net investment income to average net assets	3.40%	3.87%	3.79%	3.77%	3.96%

Portfolio turnover rate(c)	46%	47%	42%	51%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$24.21	$22.15	$23.20	$22.04	$22.20

Net investment income(a)	0.83	0.93	0.85	0.90	0.89

Net realized and unrealized gain (loss)	(0.21)	2.06	(0.98)	1.19	(0.17)

Total from investment operations	0.62	2.99	(0.13)	2.09	0.72

Distributions to shareholders from net investment income	(0.85)	(0.93)	(0.89)	(0.88)	(0.88)

Distributions to shareholders from return of capital	(0.03)	—	(0.03)	(0.05)	—

Total distributions	(0.88)	(0.93)	(0.92)	(0.93)	(0.88)

Net asset value, end of year	$23.95	$24.21	$22.15	$23.20	$22.04

Total return(b)	2.70%	13.72%	(0.62)%	9.69%	3.38%

Net assets, end of year (in 000s)	$65,293	$10,486	$130	$11	$10

Ratio of net expenses to average net assets	0.54%	0.56%	0.57%	0.57%	0.58%

Ratio of total expenses to average net assets	0.61%	0.61%	0.61%	0.69%	0.70%

Ratio of net investment income to average net assets	3.51%	3.96%	3.72%	3.93%	4.12%

Portfolio turnover rate(c)	46%	47%	42%	51%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31,
	2020	2019	2018(a)
Per Share Data

Net asset value, beginning of year	$24.21	$22.15	$22.95

Net investment income(b)	0.84	0.94	0.45

Net realized and unrealized gain (loss)	(0.21)	2.05	(0.71)

Total from investment operations	0.63	2.99	(0.26)

Distributions to shareholders from net investment income	(0.85)	(0.93)	(0.51)

Distributions to shareholders from return of capital	(0.03)	—	(0.03)

Total distributions	(0.88)	(0.93)	(0.54)

Net asset value, end of year	$23.96	$24.21	$22.15

Total return(c)	2.70%	13.77%	(1.18)%

Net assets, end of year (in 000s)	$16,404	$13,919	$16,122

Ratio of net expenses to average net assets	0.55%	0.56%	0.58	%(d)

Ratio of total expenses to average net assets	0.61%	0.61%	0.58	%(d)

Ratio of net investment income to average net assets	3.51%	4.04%	3.60	%(d)

Portfolio turnover rate(e)	46%	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.18	$19.56	$22.54	$19.66	$20.68

Net investment income(a)	0.08	0.10	0.09	0.11	0.07

Net realized and unrealized gain (loss)	(0.23)	0.78	1.25	3.48	(0.83)

Total from investment operations	(0.15)	0.88	1.34	3.59	(0.76)

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.28)	(0.25)	(0.12)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(4.04)	(0.46)	(0.14)

Total distributions	(1.22)	(9.26)	(4.32)	(0.71)	(0.26)

Net asset value, end of year	$9.81	$11.18	$19.56	$22.54	$19.66

Total return(b)	(1.80)%	10.41%	6.27%	18.59%	(3.71)%

Net assets, end of year (in 000s)	$167,765	$208,416	$297,772	$370,204	$697,430

Ratio of net expenses to average net assets	1.09%	1.15%	1.17%	1.16%	1.14%

Ratio of total expenses to average net assets	1.29%	1.27%	1.20%	1.19%	1.16%

Ratio of net investment income (loss) to average net assets	0.81%	0.86%	0.42%	0.52%	0.35%

Portfolio turnover rate(c)	43%	45%	101%	45%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.36	$19.71	$22.69	$19.79	$20.84

Net investment income (loss)(a)	— (b)	0.01	(0.07)	(0.05)	(0.08)

Net realized and unrealized gain (loss)	(0.23)	0.80	1.26	3.50	(0.84)

Total from investment operations	(0.23)	0.81	1.19	3.45	(0.92)

Distributions to shareholders from net investment income	(0.16)	(0.12)	(0.13)	(0.13)	(0.06)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(4.04)	(0.42)	(0.07)

Total distributions	(1.14)	(9.16)	(4.17)	(0.55)	(0.13)

Net asset value, end of year	$9.99	$11.36	$19.71	$22.69	$19.79

Total return(c)	(2.50)%	9.55%	5.49%	17.68%	(4.43)%

Net assets, end of year (in 000s)	$108,840	$194,302	$348,220	$463,110	$571,438

Ratio of net expenses to average net assets	1.84%	1.90%	1.92%	1.91%	1.89%

Ratio of total expenses to average net assets	2.03%	2.02%	1.95%	1.94%	1.91%

Ratio of net investment income (loss) to average net assets	0.03%	0.12%	(0.33)%	(0.23)%	(0.40)%

Portfolio turnover rate(d)	43%	45%	101%	45%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.76	$20.08	$23.02	$20.08	$21.12

Net investment income(a)	0.12	0.15	0.18	0.20	0.15

Net realized and unrealized gain (loss)	(0.24)	0.83	1.28	3.55	(0.85)

Total from investment operations	(0.12)	0.98	1.46	3.75	(0.70)

Distributions to shareholders from net investment income	(0.28)	(0.26)	(0.36)	(0.31)	(0.15)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(4.04)	(0.50)	(0.19)

Total distributions	(1.26)	(9.30)	(4.40)	(0.81)	(0.34)

Net asset value, end of year	$10.38	$11.76	$20.08	$23.02	$20.08

Total return(b)	(1.47)%	10.85%	6.75%	19.01%	(3.35)%

Net assets, end of year (in 000s)	$97,358	$191,509	$425,555	$759,274	$958,317

Ratio of net expenses to average net assets	0.78%	0.80%	0.78%	0.76%	0.74%

Ratio of total expenses to average net assets	0.90%	0.88%	0.81%	0.79%	0.76%

Ratio of net investment income to average net assets	1.10%	1.25%	0.83%	0.92%	0.74%

Portfolio turnover rate(c)	43%	45%	101%	45%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.75	$20.07	$23.01	$20.07	$21.10

Net investment income(a)	0.11	0.14	0.14	0.17	0.12

Net realized and unrealized gain (loss)	(0.25)	0.83	1.29	3.54	(0.84)

Total from investment operations	(0.14)	0.97	1.43	3.71	(0.72)

Distributions to shareholders from net investment income	(0.27)	(0.25)	(0.33)	(0.27)	(0.14)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(4.04)	(0.50)	(0.17)

Total distributions	(1.25)	(9.29)	(4.37)	(0.77)	(0.31)

Net asset value, end of year	$10.36	$11.75	$20.07	$23.01	$20.07

Total return(b)	(1.55)%	10.73%	6.56%	18.85%	(3.45)%

Net assets, end of year (in 000s)	$64,328	$105,498	$227,158	$362,752	$272,442

Ratio of net expenses to average net assets	0.84%	0.90%	0.92%	0.91%	0.89%

Ratio of total expenses to average net assets	1.03%	1.02%	0.95%	0.94%	0.91%

Ratio of net investment income to average net assets	1.04%	1.13%	0.68%	0.79%	0.59%

Portfolio turnover rate(c)	43%	45%	101%	45%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	Year Ended October 31,		Period Ended October 31,
	2020	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$11.76	$20.08	$20.18

Net investment income(b)	0.12	0.14	0.02

Net realized and unrealized gain (loss)	(0.25)	0.85	0.29

Total from investment operations	(0.13)	0.99	0.31

Distributions to shareholders from net investment income	(0.28)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(0.13)

Total distributions	(1.26)	(9.31)	(0.41)

Net asset value, end of period	$10.37	$11.76	$20.08

Total return(c)	(1.47)%	10.78%	1.54%

Net assets, end of period (in 000s)	$1,868	$2,240	$10

Ratio of net expenses to average net assets	0.76%	0.80%	0.77	%(d)

Ratio of total expenses to average net assets	0.90%	0.89%	0.80	%(d)

Ratio of net investment income to average net assets	1.11%	1.19%	0.16	%(d)

Portfolio turnover rate(e)	43%	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.13	$19.51	$22.49	$19.63	$20.66

Net investment income(a)	0.06	0.07	0.04	0.06	0.02

Net realized and unrealized gain (loss)	(0.24)	0.78	1.25	3.47	(0.84)

Total from investment operations	(0.18)	0.85	1.29	3.53	(0.82)

Distributions to shareholders from net investment income	(0.21)	(0.19)	(0.23)	(0.21)	(0.08)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(4.04)	(0.46)	(0.13)

Total distributions	(1.19)	(9.23)	(4.27)	(0.67)	(0.21)

Net asset value, end of year	$9.76	$11.13	$19.51	$22.49	$19.63

Total return(b)	(2.01)%	10.08%	6.07%	18.27%	(3.96)%

Net assets, end of year (in 000s)	$1,131	$2,575	$3,484	$4,506	$4,749

Ratio of net expenses to average net assets	1.35%	1.40%	1.42%	1.41%	1.39%

Ratio of total expenses to average net assets	1.53%	1.52%	1.45%	1.44%	1.41%

Ratio of net investment income to average net assets	0.57%	0.61%	0.18%	0.27%	0.10%

Portfolio turnover rate(c)	43%	45%	101%	45%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31,
	2020	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$11.76	$20.08	$20.21

Net investment income (loss)(b)	0.12	0.15	(0.04)

Net realized and unrealized gain (loss)	(0.24)	0.84	0.25

Total from investment operations	(0.12)	0.99	0.21

Distributions to shareholders from net investment income	(0.28)	(0.27)	(0.21)

Distributions to shareholders from net realized gains	(0.98)	(9.04)	(0.13)

Total distributions	(1.26)	(9.31)	(0.34)

Net asset value, end of period	$10.38	$11.76	$20.08

Total return(c)	(1.46)%	10.86%	1.03%

Net assets, end of period (in 000s)	$7,791	$21,171	$41,067

Ratio of net expenses to average net assets	0.77%	0.79%	0.77	%(d)

Ratio of total expenses to average net assets	0.89%	0.87%	0.81	%(d)

Ratio of net investment income to average net assets	1.10%	1.24%	(0.37	)%(d)

Portfolio turnover rate(e)	43%	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, R6 and P	Diversified
Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Prior to July 1, 2020, Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) served as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensated the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund was not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

54

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more

56

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of

57

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,964,991	$—	$—

Europe	138,839,827	—	—

North America	470,610,074	9,542,202	48,685

Fixed Income

Corporate Obligations	—	886,285,407	—

Mortgage-Backed Obligations	—	183,272	—

Foreign Debt Obligations	—	3,296,799	—

Bank Loans	—	115,854,934	945,250

U.S. Treasury Obligations	1,733,514	—	—

Unfunded Loan Commitment	—	11,118	—

Investment Companies	38,545,551	—	—

Total	$654,693,957	$1,015,173,732	$993,935

Liabilities

Fixed Income

Unfunded Loan Commitment	$—	$—	$(3,806)

Total	$—	$—	$(3,806)

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$51,062	$—

Futures Contracts	773,974	—	—

Interest Rate Swap Contracts	—	8,601	—

Total	$773,974	$59,663	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(14,181)	$—

Futures Contracts	(4,192,194)	—	—

Interest Rate Swap Contracts	—	(804,986)	—

Total	$(4,192,194)	$(819,167)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$26,465,251	$—	$—

North America	412,106,746	—	—

Investment Companies	4,646,178	—	—

Securities Lending Reinvestment Vehicle	1,243,550	—	—

Total	$444,461,725	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(327,134)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$782,575	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(2,976,574)	(a)
Equity	—	—		Variation margin on futures contracts	(2,020,606)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	51,062		Payable for unrealized gain on forward foreign currency exchange contracts	(14,181)
Total		$833,637			$(5,011,361)

Rising Dividend Growth
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	—	$—		Variation margin on futures contracts	$(327,134)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$48,215,628	$(1,768,496)	1,303
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) futures contracts and written options	(2,887,885)	(2,369,140)	405
Currency	Net realized (loss) from forward foreign currency exchange contracts/Net change in unrealized gain on forward foreign currency exchange contracts	(406,580)	265,733	3
Total		$44,921,163	$(3,871,903)	1,711

Rising Dividend Growth
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$1,433,709	$(562,067)	91

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.52%	0.49	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.72	**

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.
*	Effective July 20, 2020, the Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 20, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.
**	Effective July 1, 2020, the Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.67% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least June 30, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

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Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund and Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2020, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$140,632
Rising Dividend Growth	19,765

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class C
Income Builder	$65,397	$—
Rising Dividend Growth	12,253	23

D.  Service Plan —The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Income Builder Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund. Prior to July 1 2020, Goldman Sachs had charged 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares of both Funds. From July 1, 2020 until July 20, 2020, Goldman Sachs had charged 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Income Builder Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund. This arrangement will remain in effect through at least June 30, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.014%, respectively. Prior to July 20, 2020, the other expense limitation as an annual percentage rate of average daily net assets for the Income Builder Fund was 0.034%. The Income Builder Fund’s arrangement will remain in effect through at least July 20, 2021, and the Rising Dividend Growth Fund’s arrangement will remain in effect through at least June 30, 2021, and prior to such dates, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$533,162	$2,549	$505,716	$1,041,427
Rising Dividend Growth	150,466	244,051	580,838	975,355

G.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $30,810 in brokerage commissions from portfolio transactions, on behalf of the Income Builder Fund.

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Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying funds fiscal year ended October 31, 2020:

Fund	Underlying Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
Income Builder	Goldman Sachs Emerging Markets Equity Fund — Class R6	$54,599	$626	$—	$9,303	$64,528	2,516	$627
	Goldman Sachs Financial Square Government Fund — Institutional Shares	42,020,144	520,521,396	(556,061,333)	—	6,480,207	6,480,207	551,194
	Goldman Sachs Financial Square Government Fund — Class R6	47,167,247	409,039,220	(435,706,393)	—	20,500,074	20,500,074	176,537
	Goldman Sachs High Yield Fund — Class R6	53,353	3,072	—	(2,067)	54,358	8,839	3,072
	Goldman Sachs MLP Energy Infrastructure Fund — Class R6	—	12,000,000	—	(553,616)	11,446,384	748,130	—

Total		$89,295,343	$941,564,314	$(991,767,726)	$(546,380)	$38,545,551		$731,430
Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Institutional Shares	$117,787	$21,999,056	$(21,965,059)	$—	$151,784	151,784	$7,236
	Goldman Sachs Financial Square Government Fund — Class R6	16,595,220	298,408,458	(310,509,284)	—	4,494,394	4,494,394	90,137

Total		$16,713,007	$320,407,514	$(332,474,343)	$—	$4,646,178		$97,373

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were:

Fund	Purchases	Sales and Maturities
Income Builder	$936,801,640	$731,758,656
Rising Dividend Growth	233,733,771	466,534,718

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale

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7. SECURITIES LENDING (continued)

price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended October 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2020		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$12,071	$—	$—

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Notes to Financial Statements (continued)

October 31, 2020

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2020.

Fund	Beginning value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2020	Shares as of October 31, 2020
Income Builder	$92,000	$127,875,251	$(127,967,251)	$—	—
Rising Dividend Growth	—	38,337,272	(37,093,722)	1,243,550	1,243,550

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$56,308,398	$19,418,952
Net long-term capital gains	—	52,432,965
Total Taxable Distributions	$56,308,398	$71,851,917
Tax Return of Capital	$2,074,678	$—

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$59,613,529	$15,524,354
Net long-term capital gains	—	516,474,079
Total Taxable Distributions	$59,613,529	$531,998,433
Tax Return of Capital	$—	$—

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8. TAX INFORMATION (continued)

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$—	$9,267,339
Undistributed long-term capital gains	—	1,822,049
Total undistributed earnings	$—	$11,089,388
Capital loss carryforwards:(1)
Perpetual Short-Term	$(597,071)	$—
Perpetual Long-Term	(20,303,770)	—
Total capital loss carryforwards	$(20,900,841)	$—
Timing differences (Straddle Loss Deferral and Defaulted Bonds)	$(170,593)	$(12,450,322)
Unrealized gains — net	81,564,652	56,022,468
Total accumulated earnings net	$60,493,218	$54,661,534

(1)	The Income Builder Fund utilized $3,061,184 of capital losses.

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,585,156,690	$388,112,067
Gross unrealized gain	137,007,234	89,277,902
Gross unrealized loss	(55,442,582)	(33,255,434)
Net unrealized gains (losses)	$81,564,652	$56,022,468

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences to the tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

The Rising Dividend Growth Fund reclassed $267,349 from paid in capital to distributable earnings, for the year ending October 31, 2020. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

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Notes to Financial Statements (continued)

October 31, 2020

9. OTHER RISKS (continued)

disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Income Builder Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

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9. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

9. OTHER RISKS (continued)

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of the Funds’ assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Funds have taken a short position increases, then the Funds will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Funds use the proceeds they receive from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Funds to the markets and therefore could magnify changes to the Funds’ NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Income Builder Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal year ended October 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Fund. Upon evaluation, GSAM has concluded that the change in accounting principle does not materially impact the financial statement amounts.

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11. OTHER MATTERS (continued)

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting date, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,444,417	$81,075,795	1,799,656	$40,853,964
Reinvestment of distributions	425,053	9,849,705	473,912	10,712,396
Shares redeemed	(3,157,946)	(72,889,213)	(3,259,093)	(72,590,615)
	711,524	18,036,287	(985,525)	(21,024,255)
Class C Shares
Shares sold	1,789,841	41,157,194	2,010,857	44,464,284
Reinvestment of distributions	465,379	10,575,196	569,398	12,640,806
Shares redeemed	(5,623,116)	(127,931,312)	(4,986,655)	(109,946,008)
	(3,367,896)	(76,198,922)	(2,406,400)	(52,840,918)
Institutional Shares
Shares sold	12,873,547	308,323,535	7,470,375	173,813,483
Reinvestment of distributions	825,771	19,554,766	865,254	19,941,926
Shares redeemed	(10,911,901)	(251,978,866)	(13,897,580)	(318,459,334)
	2,787,417	75,899,435	(5,561,951)	(124,703,925)
Investor Shares
Shares sold	4,058,729	96,589,681	4,827,414	111,049,360
Reinvestment of distributions	400,544	9,472,182	390,392	8,998,199
Shares redeemed	(4,607,546)	(105,650,306)	(5,145,695)	(116,297,027)
	(148,273)	411,557	72,111	3,750,532
Class R6 Shares
Shares sold	2,479,595	60,768,260	611,262	13,568,669
Reinvestment of distributions	81,840	1,929,138	13,716	320,777
Shares redeemed	(268,437)	(5,872,640)	(197,660)	(4,529,061)
	2,292,998	56,824,758	427,318	9,360,385
Class P Shares
Shares sold	432,334	10,475,567	95,414	2,230,065
Reinvestment of distributions	24,175	575,637	22,699	523,868
Shares redeemed	(346,748)	(8,150,793)	(271,094)	(6,089,236)
	109,761	2,900,411	(152,981)	(3,335,303)

NET INCREASE (DECREASE)	2,385,531	$77,873,526	(8,607,428)	$(188,793,484)

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,175,610	$31,136,025	3,875,656	$41,704,284
Reinvestment of distributions	2,003,644	20,863,785	11,404,340	115,817,078
Shares redeemed	(6,706,465)	(64,982,419)	(11,867,123)	(144,815,996)
	(1,527,211)	(12,982,609)	3,412,873	12,705,366
Class C Shares
Shares sold	382,059	3,978,768	1,990,737	21,306,015
Reinvestment of distributions	1,518,795	16,217,447	12,146,115	124,900,331
Shares redeemed	(8,109,150)	(81,750,482)	(14,700,253)	(176,996,871)
	(6,208,296)	(61,554,267)	(563,401)	(30,790,525)
Institutional Shares
Shares sold	1,544,449	16,238,584	6,366,869	88,407,748
Reinvestment of distributions	1,387,802	15,267,883	12,457,809	132,953,032
Shares redeemed	(9,828,045)	(100,369,325)	(23,734,594)	(312,316,042)
	(6,895,794)	(68,862,858)	(4,909,916)	(90,955,262)
Investor Shares
Shares sold	762,746	8,117,415	1,916,994	22,095,019
Reinvestment of distributions	951,261	10,450,296	7,878,882	83,943,748
Shares redeemed	(4,485,749)	(46,586,109)	(12,134,679)	(156,756,382)
	(2,771,742)	(28,018,398)	(2,338,803)	(50,717,615)
Class R6 Shares
Shares sold	68,556	711,516	260,151	2,816,993
Reinvestment of distributions	21,891	239,578	5,071	57,671
Shares redeemed	(100,789)	(1,045,464)	(75,304)	(862,540)
	(10,342)	(94,370)	189,918	2,012,124
Class R Shares
Shares sold	18,344	182,661	89,215	955,086
Reinvestment of distributions	22,024	229,741	110,225	1,113,855
Shares redeemed	(155,750)	(1,592,357)	(146,729)	(1,739,234)
	(115,382)	(1,179,955)	52,711	329,707
Class P Shares
Shares sold	64,197	643,263	17,063	209,619
Reinvestment of distributions	167,433	1,854,725	1,531,128	16,342,234
Shares redeemed	(1,280,451)	(13,288,125)	(1,793,344)	(22,149,574)
	(1,048,821)	(10,790,137)	(245,153)	(5,597,721)

NET DECREASE	(18,577,588)	$(183,482,594)	(4,401,771)	$(163,013,926)

73

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of the Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/20*
Class A
Actual	$1,000.00	$1,084.80		$4.51	$1,000.00	$1,122.70		$5.66
Hypothetical 5% return	1,000.00	1,020.81	+	4.37	1,000.00	1,019.81	+	5.38
Class C
Actual	1,000.00	1,081.30		8.48	1,000.00	1,119.20		9.64
Hypothetical 5% return	1,000.00	1,016.99	+	8.21	1,000.00	1,016.04	+	9.17
Institutional
Actual	1,000.00	1,086.90		2.73	1,000.00	1,125.10		4.01
Hypothetical 5% return	1,000.00	1,022.52	+	2.64	1,000.00	1,021.37	+	3.81
Investor
Actual	1,000.00	1,086.20		3.25	1,000.00	1,125.00		4.33
Hypothetical 5% return	1,000.00	1,022.02	+	3.15	1,000.00	1,021.06	+	4.12
Class R6
Actual	1,000.00	1,087.00		2.68	1,000.00	1,125.30		3.95
Hypothetical 5% return	1,000.00	1,022.57	+	2.59	1,000.00	1,021.42	+	3.76
Class R
Actual	N/A	N/A		N/A	1,000.00	1,121.70		6.99
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.55	+	6.65
Class P
Actual	1,000.00	1,087.00		2.68	1,000.00	1,125.20		3.95
Hypothetical 5% return	1,000.00	1,022.57	+	2.59	1,000.00	1,021.42	+	3.76

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	0.86%	1.62%	0.52%	0.62%	0.51%	N/A	0.51%
Rising Dividend Growth	1.06	1.81	0.75	0.81	0.74	1.31%	0.74

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Income Builder Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees noted that the Investment Adviser’s Quantitative Investment Strategies Team manages a portion of the Fund’s portfolio (the “10/10 Strategy”) and that the Fund’s sub-adviser, Dividend Assets Capital, LLC (“DAC”), had managed the portion of the Fund’s portfolio that invests in energy infrastructure companies (the “Energy Infrastructure Strategy”). They considered that the Investment Adviser had recommended that the sub-advisory agreement between the Investment Adviser and DAC with respect to the Rising Dividend Growth Fund not be renewed upon its expiration on June 30, 2020, and that they had approved the re-assignment of management of the Energy Infrastructure Strategy to the Investment Adviser’s Energy and Infrastructure Team, effective on that date. The Trustees noted that GPS manages allocations between the “10/10 Strategy” and the Energy Infrastructure Strategy. They noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. The Trustees recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by an affiliate of DAC, had commenced operations in March 2004 and had been reorganized into the Fund as a series of GST in February 2012. The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five and ten-year periods ended March 31, 2020. They recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012, which involved changes to the Fund’s investment objective and principal investment strategy. The Trustees also noted that the Income Builder Fund and Rising Dividend Growth Fund had experienced certain portfolio management changes in 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund

First $1 billion	0.54%	0.75%

Next $1 billion	0.49	0.68

Next $3 billion	0.46	0.64

Next $3 billion	0.45	0.63

Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Rising Dividend Growth Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Income Builder Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Income Builder Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed

80

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

81

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

82

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

83

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2020, 21.63% and 59.30% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 30.37% and 73.02% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $52,432,965, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2020.

During the fiscal year ended October 31, 2020, the Rising Dividend Growth Fund, designate $11,037,886 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224112-OTU-1321557 DIVFOAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2020

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2020 (the “Reporting Period”).

During the last months of 2019, we added a number of new metrics within our High-Quality Business Models investment theme. The first metric identifies companies with longer executive management tenure, as we believe this is indicative of sustainable, high-quality business models. Second, we began leveraging data from a large web search engine provider to help quantify changes in consumer attention. Third, we introduced a signal that uses import and export data to help quantify demand growth for a company’s products, complementing our suite of consumer demand signals. Finally, we added a signal focused on health care companies that helps us measure the value of a pharmaceutical company’s drug pipeline. Within our Market Themes & Trends investment theme, we introduced a signal that helps us find connections between companies based upon import and export data.

During the first half of 2020, we introduced new signals within our High Quality Business Models investment theme. First, we added a signal that uses machine learning and natural language processing techniques to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies using simple language are expected to perform better over the long term. Second, we implemented a signal that uses machine learning techniques to gauge the management quality of a company by assessing employee satisfaction and firm culture through employee reviews and ratings for companies. In our Fundamental Mispricings investment theme, we introduced a signal that seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects.

1

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities generated a solid gain during the 12-month period ended October 31, 2020 (the “Reporting Period”), with the major influences being the spread of COVID-19, contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

In November and December 2019, when the Reporting Period began, U.S. equity market returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market, as evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation and reduced trade war tensions fended off imminent recession risk.

During the first quarter of 2020, U.S. equities sold off as the emergence and rapid spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government and the U.S. Federal Reserve (“Fed”) to respond with aggressive financial stimulus. In addition, crude oil prices fell as supply increased and demand declined.

U.S. equities rebounded during the second calendar quarter. The market appreciated despite a surge in COVID-19 cases in regional pockets of the U.S., causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million over May and June, driving the unemployment rate down to 11.1% from a high of more than 14% in the prior quarter.

During the third quarter of 2020, the U.S. equity markets continued to rally in spite of pressure from the COVID-19 pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Purchasing Managers’ Index increasing to 56.0 in August, a reading that was firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter.

In October 2020, the majority of third quarter earnings results for U.S. companies came in better than consensus expected, but U.S. equity prices declined against a backdrop of heightened market expectations. Political uncertainty surrounding the then-upcoming U.S. elections and a lack of further fiscal stimulus were also sources of volatility during the month. Despite these headwinds, some support for equities was provided by a 33.1% increase in U.S. Gross Domestic Product (“GDP”) in the third quarter of 2020, as businesses resumed some activity that was postponed or restricted as a result of COVID-19.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 9.68%, with seven of its 11 sectors generating positive absolute returns. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index. The weakest performing sector in the S&P 500® Index was energy, followed at some distance by financials and real estate.

In terms of market capitalization, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, with each capitalization segment posting positive absolute returns. Small-cap stocks, as measured by the Russell 2000® Index, were weakest, posting negative absolute returns during the Reporting Period as a whole. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of 23.84%, 22.97%, 24.33%, 23.68%, 24.17%, 24.36%, 23.55% and 24.34%, respectively. These returns compare to the 29.13% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes detracted from the Fund’s relative performance. High Quality Business Models was the Fund’s worst-performing investment theme, followed by Sentiment Analysis. Fundamental Mispricings also detracted from results, albeit to a lesser extent. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Our Market Themes & Trends investment theme added to the Fund’s performance during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its

3

PORTFOLIO RESULTS

sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance, led by investments in the financials, real estate and health care sectors. The Fund’s stock selection contributed positively to performance in the information technology, industrials and energy sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was challenged during the Reporting Period by its underweight position relative to the Index in electric vehicle and clean energy company Tesla. Overweights in Synchrony Financial, a consumer financial services company, and Costco Wholesale, which operates a chain of membership-only warehouse clubs, also detracted from performance. The Fund’s underweight in Tesla was primarily due to our High Quality Business Models investment theme and, to a lesser extent, our Fundamental Mispricings and Sentiment Analysis investment themes. We chose to overweight Synchrony Financial largely because of our Fundamental Mispricings and High Quality Business Models investment themes, while the overweight in Costco Wholesale was mainly the result of our High Quality Business Models investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by an underweight position in aerospace and defense company Boeing. Overweight positions in Regeneron Pharmaceuticals and Amazon.com also added to relative returns. The underweight in Boeing was driven by all four of our investment themes, led by High Quality Business Models. Our Fundamental Mispricings and Sentiment Analysis investment themes were largely responsible for the Fund’s overweight position in biotechnology company Regeneron Pharmaceuticals. We assumed the overweight in Amazon.com, which focuses on e-commerce, cloud computing, digital streaming and artificial intelligence, primarily because of our Sentiment Analysis investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the real estate and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, health care and consumer staples sectors. The Fund was relatively neutral compared to the Index in the materials, communication services, industrials, consumer discretionary and energy sectors at the end of the Reporting Period.

4

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	10.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	9.1	Software
Amazon.com, Inc.	8.6	Internet & Direct Marketing Retail
Facebook, Inc., Class A	4.2	Interactive Media & Services
Alphabet, Inc., Class C	3.7	Interactive Media & Services
Adobe, Inc.	2.3	Software
PayPal Holdings, Inc.	2.0	IT Services
Visa, Inc., Class A	1.9	IT Services
Costco Wholesale Corp.	1.9	Food & Staples Retailing
Netflix, Inc.	1.9	Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	23.84%	14.34%	15.17%	—
Including sales charges	17.03%	13.05%	14.52%	—

Class C
Excluding contingent deferred sales charges	22.97%	13.50%	14.32%	—
Including contingent deferred sales charges	21.93%	13.50%	14.32%	—

Institutional	24.33%	14.80%	15.63%	—

Service	23.68%	14.22%	15.05%	—

Investor	24.17%	14.63%	15.45%	—

Class R6 (Commenced July 31, 2015)	24.36%	14.81%	N/A	14.01%

Class R	23.55%	14.06%	14.88%	—

Class P (Commenced April 16, 2018)	24.34%	N/A	N/A	13.90%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -8.34%, -9.02%, -7.98%, -8.44%, -8.09%, -7.97%, -8.58% and -7.97%, respectively. These returns compare to the -7.55% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from returns. Stock selection driven by these investment themes dampened relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Sentiment Analysis and High Quality Business Models — detracted from the Fund’s relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings and Market Themes & Trends investment themes contributed positively to relative returns during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

7

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection within the industrials, financials and materials sectors detracted from results. Stock selection in information technology, energy and communication services sectors added to relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its underweight positions relative to the Index in Danaher and Berkshire Hathaway and by its overweight position in Reinsurance Group of America. We chose to underweight Danaher, which designs and manufactures professional, medical, industrial and commercial products and services, largely because of our High Quality Business Models and Sentiment Analysis investment themes. Our Sentiment Analysis and Market Themes & Trends investment themes led to the Fund’s underweight in conglomerate holding company Berkshire Hathaway. The overweight in life and health reinsurance company Reinsurance Group of America was mainly the result our Fundamental Mispricings investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, an underweight position in energy company Exxon Mobil bolstered the Fund’s relative results. The Fund also benefited from overweights in Amazon.com, which focuses on e-commerce, cloud computing, digital streaming and artificial intelligence, and in Pinterest, an image sharing and social media service. We adopted the underweight in Exxon Mobil mostly because of our Sentiment Analysis investment theme. The overweights in Amazon.com and Pinterest were based largely on our Sentiment Analysis and Market Themes & Trends investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate, financials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, industrials, consumer staples, energy and communication services sectors. The Fund was relatively neutral in the information technology and consumer discretionary sectors at the end of the Reporting Period.

8

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Alphabet, Inc., Class A	2.5%	Interactive Media & Services
Walmart, Inc.	2.3	Food & Staples Retailing
Johnson & Johnson	2.3	Pharmaceuticals
Berkshire Hathaway, Inc., Class B	1.7	Diversified Financial Services
Linde PLC	1.6	Chemicals
Prologis, Inc. REIT	1.5	Equity Real Estate Investment Trusts (REITs)
Target Corp.	1.5	Multiline Retail
Texas Instruments, Inc.	1.5	Semiconductors & Semiconductor Equipment
Fidelity National Information Services, Inc.	1.5	IT Services
Bank of America Corp.	1.5	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-8.34%	5.04%	9.37%	—
Including sales charges	-13.38%	3.86%	8.76%	—

Class C
Excluding contingent deferred sales charges	-9.02%	4.25%	8.56%	—
Including contingent deferred sales charges	-9.93%	4.25%	8.56%	—

Institutional	-7.98%	5.43%	9.81%	—

Service	-8.44%	4.92%	9.26%	—

Investor	-8.09%	5.29%	9.65%	—

Class R6 (Commenced July 31, 2015)	-7.97%	5.46%	N/A	4.91%

Class R	-8.58%	4.76%	9.10%	—

Class P (Commenced April 16, 2018)	-7.97%	N/A	N/A	-1.38%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -10.18%, -10.82%, -9.82%, -10.29%, -9.95%, -9.81%, -10.39% and -9.81%, respectively. These returns compare to the -0.14% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from performance. Stock selection driven by these investment themes also hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes detracted from the Fund’s relative returns. Our Sentiment Analysis and High Quality Business Models investment themes were the most challenged. Fundamental Mispricings also hampered results, albeit to a lesser extent. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

The Market Themes & Trends investment theme added slightly to performance during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its

11

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund’s stock selection within the health care, industrials and consumer discretionary sectors detracted from relative returns. On the positive side, stock selection in the financials, real estate and energy sectors added to the Fund’s performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its overweight position compared to the Index in ANI Pharmaceuticals. Underweight positions in MyoKardia and Penn National Gaming also detracted from the Fund’s relative performance. Our High Quality Business Models and Sentiment Analysis investment themes drove the Fund’s overweight in ANI Pharmaceuticals, an integrated specialty pharmaceutical company. The underweight in MyoKardia, a clinical stage biopharmaceutical company, was largely due to our Sentiment Analysis and Fundamental Mispricings investment themes. We chose to underweight Penn National Gaming, which operates casinos and racetracks, mainly because of our High Quality Business Models and Fundamental Mispricings investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its overweight positions in Goosehead Insurance, a personal lines insurance agency; Darling Ingredients, a developer and producer of sustainable natural ingredients from edible and inedible bio-nutrients; and Inphi, a provider of high-speed data movement interconnects. The overweight in Goosehead Insurance was primarily due to our Fundamental Mispricings and Market Themes & Trends investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the overweights in Darling Ingredients and Inphi.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, materials, communication services and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the health care, information technology, utilities and industrials sectors. The Fund was relatively neutral versus the Index in the financials, consumer staples and energy sectors at the end of the Reporting Period.

12

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

BJ’s Wholesale Club Holdings, Inc.	0.8%	Food & Staples Retailing
Simpson Manufacturing Co., Inc.	0.8	Building Products
Rexnord Corp.	0.8	Machinery
Louisiana-Pacific Corp.	0.8	Paper & Forest Products
Rush Enterprises, Inc., Class A	0.7	Trading Companies & Distributors
Mirati Therapeutics, Inc.	0.7	Biotechnology
NorthWestern Corp.	0.7	Multi-Utilities
PotlatchDeltic Corp. REIT	0.7	Equity Real Estate Investment Trusts (REITs)
Emergent BioSolutions, Inc.	0.7	Biotechnology
Xencor, Inc.	0.7	Biotechnology

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-10.18%	5.11%	8.67%	—
Including sales charges	-15.11%	3.93%	8.06%	—

Class C
Excluding contingent deferred sales charges	-10.82%	4.33%	7.86%	—
Including contingent deferred sales charges	-11.71%	4.33%	7.86%	—

Institutional	-9.82%	5.52%	9.11%	—

Service	-10.29%	4.99%	8.55%	—

Investor	-9.95%	5.37%	8.95%	—

Class R6 (Commenced July 31, 2015)	-9.81%	5.54%	N/A	4.89%

Class R	-10.39%	4.84%	8.41%	—

Class P (Commenced April 16, 2018)	-9.81%	N/A	N/A	-2.37%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

14

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -0.95%, -1.70%, -0.57%, -0.72%, -0.57%, -1.23% and -0.57%, respectively. These returns compare to the 13.33% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from returns. Stock selection driven by these investment themes also hindered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance. Our Sentiment Analysis and High Quality Business Models investment themes were the most challenged, followed by our Fundamental Mispricings and Market Themes & Trends investment themes. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

15

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hurt by stock selection in the health care, industrials and consumer discretionary sectors. Stock selection in the utilities sector contributed positively to relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, an overweight relative to the Index in ANI Pharmaceuticals detracted from performance. Underweight positions in iRhythm Technologies and Plug Power also hampered results. Our High Quality Business Models and Sentiment Analysis investment themes drove the Fund’s overweight in ANI Pharmaceuticals, an integrated specialty pharmaceutical company. The Fund’s underweight in iRhythm Technologies, which provides diagnostic monitoring solutions that facilitate the early diagnosis and treatment of cardiac arrhythmia, was largely due to our High Quality Business Models and Sentiment Analysis investment themes. We adopted the underweight in Plug Power, which is engaged in the development of hydrogen fuel cell systems, mainly because of our High Quality Business Models investment theme.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its overweight positions in personal lines insurance agency Goosehead Insurance; software company Five9; and pet insurance provider Trupanion. We chose to overweight Goosehead Insurance primarily because of our Fundamental Mispricings and Market Themes & Trends investment themes. Our High Quality Business Models and Market Themes & Trends investment themes led to the overweight in Five9. The overweight in Trupanion was mostly because of our Market Themes & Trends and Fundamental Mispricings investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact to the Fund’s relative results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, communication services, materials and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, health care and utilities sectors. The Fund was relatively neutral compared to the Index in the consumer staples, consumer discretionary, energy and industrials sectors at the end of the Reporting Period.

16

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Mirati Therapeutics, Inc.	1.2%	Biotechnology
BJ’s Wholesale Club Holdings, Inc.	1.1	Food & Staples Retailing
Natera, Inc.	1.0	Biotechnology
Simpson Manufacturing Co., Inc.	1.0	Building Products
Louisiana-Pacific Corp.	0.9	Paper & Forest Products
Emergent BioSolutions, Inc.	0.9	Biotechnology
Neogen Corp.	0.9	Health Care Equipment & Supplies
Power Integrations, Inc.	0.9	Semiconductors & Semiconductor Equipment
Wingstop, Inc.	0.9	Hotels, Restaurants & Leisure
Novanta, Inc.	0.9	Electronic Equipment, Instruments & Components

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010, through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-0.95%	7.40%	10.81%	—
Including sales charges	-6.37%	6.20%	10.18%	—

Class C
Excluding contingent deferred sales charges	-1.70%	6.60%	9.98%	—
Including contingent deferred sales charges	-2.68%	6.60%	9.98%	—

Institutional	-0.57%	7.82%	11.24%	—

Investor	-0.72%	7.66%	11.08%	—

Class R6 (Commenced July 31, 2015)	-0.57%	7.83%	N/A	6.60%

Class R	-1.23%	7.13%	10.53%	—

Class P (Commenced April 16, 2018)	-0.57%	N/A	N/A	1.43%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

18

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -16.49%, -17.11%, -16.19%, -16.32%, -16.17%, -16.70% and -16.18%, respectively. These returns compare to the -13.89% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from returns. Stock selection driven by these investment themes also hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Sentiment Analysis and High Quality Business Models — detracted from the Fund’s relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings and Market Themes & Trends investment themes contributed positively to relative returns during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its

19

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hurt by stock selection in the health care, industrials and consumer discretionary sectors. Stock selection within the energy, real estate and financials sectors added to relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual positions, an underweight relative to the Index in Penn National Gaming detracted from returns. Overweight positions in MRC Global and Retail Value also hindered the Fund’s performance. Our High Quality Business Models and Fundamental Mispricings investment themes led to the underweight in Penn National Gaming, which operates casinos and racetracks. The Fund’s overweight in industrial supplies company MRC Global was the result of our Sentiment Analysis, High Quality Business Models and Fundamental Mispricings investment themes. We adopted the overweight in Retail Value, a real estate investment trust focused on retail shopping centers, mainly because of our Fundamental Mispricings and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund was helped during the Reporting Period by its overweight positions in Darling Ingredients, a developer and producer of sustainable natural ingredients from edible and inedible bio-nutrients; Goosehead Insurance, a personal lines insurance agency; and Collectors Universe, which provides grading and authentication services for high-value collectibles. We decided to overweight Darling Ingredients based on our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The overweight in Goosehead Insurance was largely driven by our Fundamental Mispricings and Market Themes & Trends investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s overweight in Collectors Universe.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, financials and industrials sectors. The Fund was relatively neutral in the information technology, energy, consumer staples, real estate, health care and communication services sectors at the end of the Reporting Period.

20

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Rexnord Corp.	0.9%	Machinery

NorthWestern Corp.	0.8	Multi-Utilities

Alcoa Corp.	0.8	Metals & Mining

PotlatchDeltic Corp. REIT	0.8	Equity Real Estate Investment Trusts (REITs)

CVB Financial Corp.	0.8	Banks

Hilltop Holdings, Inc.	0.8	Banks

Summit Materials, Inc., Class A	0.8	Construction Materials

Sabra Health Care REIT, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)

Darling Ingredients, Inc.	0.8	Food Products
Rush Enterprises, Inc., Class A	0.8	Trading Companies & Distributors

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-16.49%	3.56%	7.10%	—
Including sales charges	-21.07%	2.40%	6.50%	—

Class C
Excluding contingent deferred sales charges	-17.11%	2.79%	6.30%	—
Including contingent deferred sales charges	-17.94%	2.79%	6.30%	—

Institutional	-16.19%	3.96%	7.52%	—

Investor	-16.32%	3.81%	7.36%	—

Class R6 (Commenced July 31, 2015)	-16.17%	3.97%	N/A	3.45%

Class R	-16.70%	3.30%	6.83%	—

Class P (Commenced April 16, 2018)	-16.18%	N/A	N/A	-5.86%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of 10.04%, 9.25%, 10.47%, 9.93%, 10.33%, 10.49%, 9.79% and 10.49%, respectively. These returns compare to the 9.68% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund generally outperformed the Index, with three of our quantitative model’s four investment themes adding to returns. Stock selection driven by these investment themes further bolstered relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes contributed positively to the Fund’s relative performance. Market Themes & Trends was our best-performing investment theme, followed by our Fundamental Mispricings and High Quality Business Models investment themes. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Sentiment Analysis investment theme detracted marginally from relative returns during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets.

23

PORTFOLIO RESULTS

Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection within the information technology, energy and consumer discretionary sectors contributed positively to the Fund’s relative performance. Stock selection in the financials, real estate and utilities sectors detracted from relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from an underweight compared to the Index in energy company Exxon Mobil. Overweights in Amazon.com, which focuses on e-commerce, cloud computing, digital streaming and artificial intelligence, and in PayPal Holdings, a digital payment company, also boosted relative returns. The Fund’s underweight in Exxon Mobil was largely the result of our Sentiment Analysis investment theme. We chose to overweight Amazon.com and PayPal Holdings mainly because of our Sentiment Analysis and Market Themes & Trends investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund’s overweight positions in Costco Wholesale, Raytheon and CME Group detracted from relative performance. Our decision to overweight Costco Wholesale, which operates a chain of membership-only warehouse clubs, was based primarily on our High Quality Business Models investment theme. We adopted the overweight in defense contractor Raytheon largely because of our Sentiment Analysis investment theme. The Fund’s overweight in CME Group, a collection of exchanges that focuses primarily on financial derivatives, was driven by our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the real estate, consumer discretionary, health care and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, information technology, consumer staples, energy and industrials sectors. The Fund was relatively neutral compared to the Index in the materials and communication services sectors at the end of the Reporting Period.

24

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	6.3%	Software

Amazon.com, Inc.	5.8	Internet & Direct Marketing Retail

Apple, Inc.	5.5	Technology Hardware, Storage & Peripherals

Facebook, Inc., Class A	3.1	Interactive Media & Services

Alphabet, Inc., Class C	2.7	Interactive Media & Services

PayPal Holdings, Inc.	1.8	IT Services

Adobe, Inc.	1.8	Software

Netflix, Inc.	1.7	Entertainment

Walmart, Inc.	1.7	Food & Staples Retailing
Costco Wholesale Corp.	1.6	Food & Staples Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

25

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	10.04%	10.30%	12.44%	—
Including sales charges	4.01%	9.07%	11.80%	—

Class C
Excluding contingent deferred sales charges	9.25%	9.49%	11.60%	—
Including contingent deferred sales charges	8.24%	9.49%	11.60%	—

Institutional	10.47%	10.73%	12.87%	—

Service	9.93%	10.18%	12.32%	—

Investor	10.33%	10.58%	12.71%	—

Class R6 (Commenced July 31, 2015)	10.49%	10.74%	N/A	9.91%

Class R	9.79%	10.03%	12.16%	—

Class P (Commenced April 16, 2018)	10.49%	N/A	N/A	7.51%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

26

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes.

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000®

Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

27

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 99.1%
Air Freight & Logistics – 1.6%
169,536	United Parcel Service, Inc., Class B	$26,635,801
49,182	XPO Logistics, Inc.*	4,426,380

		31,062,181

Auto Components – 0.2%
111,250	Gentex Corp.	3,078,288

Automobiles – 1.6%
75,699	Tesla, Inc.*	29,374,240

Beverages – 1.2%
384	Boston Beer Co., Inc. (The), Class A*	399,045
299,766	Monster Beverage Corp.*	22,953,083

		23,352,128

Biotechnology – 2.3%
224,548	AbbVie, Inc.	19,109,035
10,172	Exact Sciences Corp.*	1,259,599
7,426	Incyte Corp.*	643,388
106,258	Vertex Pharmaceuticals, Inc.*	22,139,917

		43,151,939

Building Products – 1.0%
5,406	Allegion PLC	532,491
4,368	Lennox International, Inc.	1,186,611
333,657	Masco Corp.	17,884,015

		19,603,117

Capital Markets – 2.5%
61,311	CME Group, Inc.	9,240,794
25,193	MarketAxess Holdings, Inc.	13,575,248
75,329	S&P Global, Inc.	24,310,928

		47,126,970

Chemicals – 1.7%
196,067	Axalta Coating Systems Ltd.*	4,923,242
8,017	RPM International, Inc.	678,799
37,771	Sherwin-Williams Co. (The)	25,985,693

		31,587,734

Communications Equipment – 0.7%
25,928	Arista Networks, Inc.*	5,416,359
85,412	Lumentum Holdings, Inc.*	7,062,718

		12,479,077

Diversified Consumer Services – 0.6%
91,528	Chegg, Inc.*	6,721,816
50,152	frontdoor, Inc.*	1,987,022
196,506	H&R Block, Inc.	3,391,694

		12,100,532

Diversified Financial Services – 0.6%
232,393	Voya Financial, Inc.	11,138,597

Electronic Equipment, Instruments & Components – 0.4%
227,709	Jabil, Inc.	7,546,276

Entertainment – 3.1%
74,621	Netflix, Inc.*	35,500,195
19,868	Roku, Inc.*	4,021,283

Common Stocks – (continued)
Entertainment – (continued)
7,136	Spotify Technology SA*	1,711,855
59,681	Take-Two Interactive Software, Inc.*	9,245,780
849,521	Zynga, Inc., Class A*	7,637,194

		58,116,307

Equity Real Estate Investment Trusts (REITs) – 4.2%
112,998	American Tower Corp. REIT	25,949,991
93,244	CoreSite Realty Corp. REIT	11,129,604
175,954	Equity LifeStyle Properties, Inc. REIT	10,414,717
58,659	First Industrial Realty Trust, Inc. REIT	2,335,215
389,401	Invitation Homes, Inc. REIT	10,615,071
67,400	SBA Communications Corp. REIT	19,570,938

		80,015,536

Food & Staples Retailing – 1.9%
99,575	Costco Wholesale Corp.	35,610,012

Health Care Equipment & Supplies – 3.7%
13,345	ABIOMED, Inc.*	3,361,339
9,993	Align Technology, Inc.*	4,257,817
6,557	DexCom, Inc.*	2,095,486
273,924	Hologic, Inc.*	18,851,450
30,686	Insulet Corp.*	6,819,963
23,385	Quidel Corp.*	6,273,962
28,956	STERIS PLC	5,130,714
7,753	Tandem Diabetes Care, Inc.*	845,077
78,242	West Pharmaceutical Services, Inc.	21,287,301

		68,923,109

Health Care Providers & Services – 2.2%
41,416	Anthem, Inc.	11,298,285
1,462	Chemed Corp.	699,304
171,013	HCA Healthcare, Inc.	21,195,351
29,338	UnitedHealth Group, Inc.	8,952,197

		42,145,137

Hotels, Restaurants & Leisure – 1.7%
17,920	Chipotle Mexican Grill, Inc.*	21,530,521
20,055	Domino’s Pizza, Inc.	7,587,208
91,022	Wendy’s Co. (The)	1,988,831

		31,106,560

Insurance – 0.5%
29,704	Aon PLC, Class A	5,465,833
48,452	Old Republic International Corp.	788,798
28,994	Primerica, Inc.	3,196,299

		9,450,930

Interactive Media & Services – 9.3%
9,746	Alphabet, Inc., Class A*	15,750,608
42,572	Alphabet, Inc., Class C*	69,009,638
298,501	Facebook, Inc., Class A*	78,538,598
112,119	Pinterest, Inc., Class A*	6,609,415
53,203	Zillow Group, Inc., Class C*	4,714,850

		174,623,109

Internet & Direct Marketing Retail – 10.3%
53,352	Amazon.com, Inc.*	161,984,675

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
220,813	eBay, Inc.	$10,517,323
81,089	Etsy, Inc.*	9,859,612
47,946	Wayfair, Inc., Class A*	11,892,046

		194,253,656

IT Services – 8.6%
200,088	Black Knight, Inc.*	17,597,740
28,642	CACI International, Inc., Class A*	5,972,716
35,082	EPAM Systems, Inc.*	10,838,584
60,894	Gartner, Inc.*	7,313,369
38,532	Mastercard, Inc., Class A	11,121,876
10,807	Okta, Inc.*	2,267,633
197,771	PayPal Holdings, Inc.*	36,811,116
19,349	Square, Inc., Class A*	2,996,773
26,138	Twilio, Inc., Class A*	7,291,718
91,371	VeriSign, Inc.*	17,424,450
201,327	Visa, Inc., Class A	36,583,129
337,774	Western Union Co. (The)	6,566,327

		162,785,431

Life Sciences Tools & Services – 2.3%
8,310	Illumina, Inc.*	2,432,337
21,520	Mettler-Toledo International, Inc.*	21,475,023
106,371	PerkinElmer, Inc.	13,780,363
13,857	Thermo Fisher Scientific, Inc.	6,556,024

		44,243,747

Personal Products – 0.3%
116,258	Herbalife Nutrition Ltd.*	5,247,886

Pharmaceuticals – 1.7%
56,112	Horizon Therapeutics PLC*	4,204,472
5,599	Merck & Co., Inc.	421,101
174,475	Zoetis, Inc.	27,663,011

		32,288,584

Road & Rail – 1.1%
109,498	Old Dominion Freight Line, Inc.	20,845,134

Semiconductors & Semiconductor Equipment – 5.1%
106,779	Advanced Micro Devices, Inc.*	8,039,391
184,985	Applied Materials, Inc.	10,956,661
55,989	KLA Corp.	11,039,911
64,309	Lam Research Corp.	21,998,823
32,397	NVIDIA Corp.	16,242,560
48,038	NXP Semiconductors NV (Netherlands)	6,490,894

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
145,057	Texas Instruments, Inc.	20,973,792

		95,742,032

Software – 16.3%
98,584	Adobe, Inc.*	44,076,907
20,756	Cadence Design Systems, Inc.*	2,270,084
5,537	Coupa Software, Inc.*	1,482,255
64,853	DocuSign, Inc.*	13,116,519
704,122	Dropbox, Inc., Class A*	12,857,268
26,997	Intuit, Inc.	8,495,416
843,507	Microsoft Corp.	170,784,862
8,665	New Relic, Inc.*	525,619
15,180	RingCentral, Inc., Class A*	3,921,601
17,901	salesforce.com, Inc.*	4,157,865
28,962	ServiceNow, Inc.*	14,410,622
56,183	Workday, Inc., Class A*	11,805,172
43,124	Zoom Video Communications, Inc., Class A*	19,876,283

		307,780,473

Specialty Retail – 2.2%
221,440	Dick’s Sporting Goods, Inc.	12,544,576
185,561	Lowe’s Cos., Inc.	29,337,194

		41,881,770

Technology Hardware, Storage & Peripherals – 10.1%
1,742,709	Apple, Inc.	189,711,302

Textiles, Apparel & Luxury Goods – 0.1%
5,374	Lululemon Athletica, Inc.*	1,715,864

TOTAL INVESTMENTS – 99.1%
(Cost $1,302,882,306)		$1,868,087,658

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		17,553,345

NET ASSETS – 100.0%		$1,885,641,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	3	12/18/20	$483,060	$6,645

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 1.7%
7,123	Curtiss-Wright Corp.	$600,896
4,521	General Dynamics Corp.	593,743
44,360	Raytheon Technologies Corp.	2,409,635
6,359	Teledyne Technologies, Inc.*	1,965,885

		5,570,159

Air Freight & Logistics – 2.9%
17,302	FedEx Corp.	4,489,350
24,897	United Parcel Service, Inc., Class B	3,911,568
8,754	XPO Logistics, Inc.*	787,860

		9,188,778

Auto Components – 0.7%
76,398	Gentex Corp.	2,113,933

Automobiles – 0.2%
8,821	Thor Industries, Inc.	746,080

Banks – 6.1%
198,521	Bank of America Corp.	4,704,948
84,222	Citigroup, Inc.	3,488,475
33,582	JPMorgan Chase & Co.	3,292,379
8,280	Popular, Inc. (Puerto Rico)	349,416
14,688	Signature Bank	1,185,909
212,277	Wells Fargo & Co.	4,553,342
46,526	Western Alliance Bancorp	1,916,871

		19,491,340

Beverages – 1.7%
13,563	Constellation Brands, Inc., Class A	2,241,015
41,258	Monster Beverage Corp.*	3,159,125

		5,400,140

Biotechnology – 1.8%
26,853	AbbVie, Inc.	2,285,190
6,810	Biogen, Inc.*	1,716,597
8,146	Vertex Pharmaceuticals, Inc.*	1,697,301

		5,699,088

Building Products – 1.9%
2,957	Allegion PLC	291,265
5,721	Johnson Controls International PLC	241,483
6,329	Lennox International, Inc.	1,719,336
65,716	Masco Corp.	3,522,378
1,151	Trane Technologies PLC	152,795

		5,927,257

Capital Markets – 3.8%
33,665	Bank of New York Mellon Corp. (The)	1,156,730
28,495	CME Group, Inc.	4,294,767
6,820	Franklin Resources, Inc.	127,875
2,285	MarketAxess Holdings, Inc.	1,231,272
14,890	Northern Trust Corp.	1,165,440
4,619	Raymond James Financial, Inc.	353,076
11,914	S&P Global, Inc.	3,845,005

		12,174,165

Common Stocks – (continued)
Chemicals – 5.8%
131,453	Axalta Coating Systems Ltd.*	3,300,785
78,094	CF Industries Holdings, Inc.	2,156,175
59,145	Corteva, Inc.	1,950,602
53,698	Dow, Inc.	2,442,722
1,953	DuPont de Nemours, Inc.	111,087
22,853	Linde PLC (United Kingdom)	5,035,430
1,193	RPM International, Inc.	101,011
4,842	Sherwin-Williams Co. (The)	3,331,199

		18,429,011

Communications Equipment – 0.0%
4,137	Cisco Systems, Inc.	148,518

Construction Materials – 0.3%
1,592	Martin Marietta Materials, Inc.	424,029
3,753	Vulcan Materials Co.	543,585

		967,614

Consumer Finance – 1.5%
19,997	Ally Financial, Inc.	533,520
14,072	Capital One Financial Corp.	1,028,382
128,817	Synchrony Financial	3,223,001

		4,784,903

Diversified Consumer Services – 0.3%
13,844	frontdoor, Inc.*	548,499
29,687	H&R Block, Inc.	512,398

		1,060,897

Diversified Financial Services – 3.0%
26,685	Berkshire Hathaway, Inc., Class B*	5,387,702
51,984	Jefferies Financial Group, Inc.	1,014,208
67,408	Voya Financial, Inc.	3,230,865

		9,632,775

Diversified Telecommunication Services – 0.9%
36,518	AT&T, Inc.	986,716
33,781	Verizon Communications, Inc.	1,925,179

		2,911,895

Electric Utilities – 1.4%
35,008	Entergy Corp.	3,543,510
16,132	Evergy, Inc.	890,486

		4,433,996

Electrical Equipment – 0.6%
15,983	AMETEK, Inc.	1,569,531
1,809	Hubbell, Inc.	263,227

		1,832,758

Electronic Equipment, Instruments & Components – 0.4%
6,492	Arrow Electronics, Inc.*	505,662
22,353	Jabil, Inc.	740,778
1,157	SYNNEX Corp.	152,308

		1,398,748

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – 0.6%
123,020	Schlumberger NV	$1,837,919

Entertainment – 2.4%
3,798	Activision Blizzard, Inc.	287,623
5,449	Electronic Arts, Inc.*	652,954
3,233	Netflix, Inc.*	1,538,067
1,617	Spotify Technology SA*	387,902
12,463	Take-Two Interactive Software, Inc.*	1,930,768
12,869	Walt Disney Co. (The)	1,560,366
158,977	Zynga, Inc., Class A*	1,429,203

		7,786,883

Equity Real Estate Investment Trusts (REITs) – 7.3%
1,443	American Tower Corp. REIT	331,385
25,086	Apartment Investment and Management Co., Class A REIT	800,244
5,318	Camden Property Trust REIT	490,532
25,536	Equity LifeStyle Properties, Inc. REIT	1,511,476
71,954	First Industrial Realty Trust, Inc. REIT	2,864,489
132,407	Invitation Homes, Inc. REIT	3,609,415
1,654	Life Storage, Inc. REIT	188,804
13,959	Mid-America Apartment Communities, Inc. REIT	1,628,038
49,380	Prologis, Inc. REIT	4,898,496
12,787	SBA Communications Corp. REIT	3,712,961
12,557	Sun Communities, Inc. REIT	1,728,220
4,563	UDR, Inc. REIT	142,548
229,785	VEREIT, Inc. REIT	1,424,667

		23,331,275

Food & Staples Retailing – 3.5%
10,178	Costco Wholesale Corp.	3,639,856
53,684	Walmart, Inc.	7,448,655

		11,088,511

Food Products – 0.4%
21,240	Tyson Foods, Inc., Class A	1,215,565

Health Care Equipment & Supplies – 3.3%
7,743	Cooper Cos., Inc. (The)	2,470,404
40,024	Hologic, Inc.*	2,754,452
11,953	Medtronic PLC	1,202,113
5,616	STERIS PLC	995,099
11,581	West Pharmaceutical Services, Inc.	3,150,843

		10,572,911

Health Care Providers & Services – 4.9%
15,175	Anthem, Inc.	4,139,740
15,303	Cigna Corp.	2,555,142
28,528	HCA Healthcare, Inc.	3,535,760
5,125	Humana, Inc.	2,046,310
30,834	Universal Health Services, Inc., Class B	3,377,865

		15,654,817

Hotels, Restaurants & Leisure – 1.0%
2,512	Chipotle Mexican Grill, Inc.*	3,018,118
2,986	Darden Restaurants, Inc.	274,473

		3,292,591

Common Stocks – (continued)
Household Durables – 1.3%
30,725	D.R. Horton, Inc.	2,052,737
55,228	PulteGroup, Inc.	2,251,093

		4,303,830

Household Products – 0.3%
6,523	Procter & Gamble Co. (The)	894,303

Insurance – 5.1%
42,977	Allstate Corp. (The)	3,814,209
22,922	American Financial Group, Inc.	1,717,775
36,375	Arch Capital Group Ltd.*	1,098,889
56,291	Athene Holding Ltd., Class A*	1,805,815
34,063	Brighthouse Financial, Inc.*	1,127,485
3,854	Chubb Ltd.	500,673
23,408	First American Financial Corp.	1,043,763
34,072	Globe Life, Inc.	2,762,898
71,664	Old Republic International Corp.	1,166,690
3,693	Primerica, Inc.	407,116
46,844	Unum Group	827,265

		16,272,578

Interactive Media & Services – 3.2%
5,027	Alphabet, Inc., Class A*	8,124,185
28,981	Pinterest, Inc., Class A*	1,708,430
3,357	Zillow Group, Inc., Class C*	297,497

		10,130,112

Internet & Direct Marketing Retail – 1.6%
186	Amazon.com, Inc.*	564,724
62,218	eBay, Inc.	2,963,443
6,718	Wayfair, Inc., Class A*	1,666,266

		5,194,433

IT Services – 4.5%
37,785	Fidelity National Information Services, Inc.	4,707,633
27,064	International Business Machines Corp.	3,021,966
13,194	PayPal Holdings, Inc.*	2,455,799
1,988	Twilio, Inc., Class A*	554,593
15,397	VeriSign, Inc.*	2,936,208
34,477	Western Union Co. (The)	670,233

		14,346,432

Life Sciences Tools & Services – 2.9%
3,209	Mettler-Toledo International, Inc.*	3,202,293
14,041	PerkinElmer, Inc.	1,819,012
8,774	Thermo Fisher Scientific, Inc.	4,151,155

		9,172,460

Machinery – 1.7%
4,688	AGCO Corp.	361,117
13,138	Dover Corp.	1,454,508
32,057	PACCAR, Inc.	2,737,027
4,732	Parker-Hannifin Corp.	985,959

		5,538,611

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Media – 1.6%
26,063	Comcast Corp., Class A	$1,100,901
19,008	Liberty Broadband Corp., Class C*	2,693,624
26,210	Omnicom Group, Inc.	1,237,112

		5,031,637

Metals & Mining – 0.3%
34,122	Freeport-McMoRan, Inc.	591,676
2,087	Reliance Steel & Aluminum Co.	227,462
1,166	Southern Copper Corp. (Peru)	61,028

		880,166

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
141,450	Starwood Property Trust, Inc. REIT	1,976,056

Multiline Retail – 1.5%
31,947	Target Corp.	4,862,972

Multi-Utilities – 2.0%
4,854	CMS Energy Corp.	307,404
9,863	MDU Resources Group, Inc.	234,345
66,556	Public Service Enterprise Group, Inc.	3,870,231
8,718	Sempra Energy	1,092,889
8,768	WEC Energy Group, Inc.	881,622

		6,386,491

Oil, Gas & Consumable Fuels – 1.6%
21,621	Chevron Corp.	1,502,660
141,273	Kinder Morgan, Inc.	1,681,149
12,636	Marathon Petroleum Corp.	372,762
14,402	ONEOK, Inc.	417,658
7,494	Phillips 66	349,670
21,681	Valero Energy Corp.	837,103

		5,161,002

Personal Products – 0.3%
22,018	Herbalife Nutrition Ltd.*	993,892

Pharmaceuticals – 4.4%
7,528	Jazz Pharmaceuticals PLC*	1,084,785
54,175	Johnson & Johnson	7,427,934
78,432	Mylan NV*	1,140,401
34,386	Pfizer, Inc.	1,220,016
21,249	Zoetis, Inc.	3,369,029

		14,242,165

Professional Services – 0.3%
11,914	TransUnion	949,069

Real Estate Management & Development – 0.1%
6,962	CBRE Group, Inc., Class A*	350,885

Road & Rail – 1.6%
3,088	CSX Corp.	243,767
17,526	Old Dominion Freight Line, Inc.	3,336,425
1,401	Ryder System, Inc.	69,013
8,781	Union Pacific Corp.	1,555,905

		5,205,110

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.7%
4,754	Advanced Micro Devices, Inc.*	357,929
26,962	Intel Corp.	1,193,877
2,150	Lam Research Corp.	735,472
5,076	Micron Technology, Inc.*	255,526
10,781	NXP Semiconductors NV (Netherlands)	1,456,729
33,058	Texas Instruments, Inc.	4,779,856

		8,779,389

Software – 0.9%
5,658	Adobe, Inc.*	2,529,692
1,097	Zoom Video Communications, Inc., Class A*	505,618

		3,035,310

Specialty Retail – 1.9%
56,495	Dick’s Sporting Goods, Inc.	3,200,442
19,251	Lowe’s Cos., Inc.	3,043,583

		6,244,025

Technology Hardware, Storage & Peripherals – 0.2%
18,291	Western Digital Corp.	690,119

TOTAL INVESTMENTS – 99.0%
(Cost $309,676,390)		$317,333,574

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		3,231,972

NET ASSETS – 100.0%		$320,565,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 0.5%
27,727	Aerojet Rocketdyne Holdings, Inc.*	$898,909
14,541	AeroVironment, Inc.*	1,110,351
28,950	Astronics Corp.*	185,280
8,467	Maxar Technologies, Inc.	218,195
3,446	Moog, Inc., Class A	214,996

		2,627,731

Air Freight & Logistics – 0.9%
4,929	Atlas Air Worldwide Holdings, Inc.*	291,600
93,718	Echo Global Logistics, Inc.*	2,527,574
33,567	Hub Group, Inc., Class A*	1,682,714
33,708	Radiant Logistics, Inc.*	173,259

		4,675,147

Airlines – 0.2%
33,903	SkyWest, Inc.	984,204

Auto Components – 1.9%
98,816	American Axle & Manufacturing Holdings, Inc.*	664,044
15,585	Cooper Tire & Rubber Co.	535,968
7,453	Fox Factory Holding Corp.*	626,648
186,491	Goodyear Tire & Rubber Co. (The)	1,544,146
6,175	Patrick Industries, Inc.	344,256
64,304	Standard Motor Products, Inc.	2,945,123
41,272	Visteon Corp.*	3,700,035

		10,360,220

Banks – 7.6%
71,536	1st Source Corp.	2,395,741
47,786	Amalgamated Bank, Class A	530,425
68,229	Atlantic Capital Bancshares, Inc.*	947,019
152,050	Bancorp, Inc. (The)*	1,459,680
4,789	Banner Corp.	176,570
99,849	Boston Private Financial Holdings, Inc.	617,067
116,824	Cadence BanCorp	1,310,765
80,545	Cathay General Bancorp	1,895,224
131,099	Central Pacific Financial Corp.	1,805,233
216,179	CVB Financial Corp.	3,783,133
4,893	Equity Bancshares, Inc., Class A*	89,933
98,576	First BanCorp. (Puerto Rico)	639,758
77,394	First BankCorp	1,864,421
219,984	First Commonwealth Financial Corp.	1,896,262
148,243	First Foundation, Inc.	2,204,373
48,787	First Internet Bancorp	1,049,896
25,346	Glacier Bancorp, Inc.	907,387
46,224	Hanmi Financial Corp.	415,554
78,229	Heartland Financial USA, Inc.	2,576,863
117,934	Hilltop Holdings, Inc.	2,690,075
50,628	Hope Bancorp, Inc.	408,568
119,383	International Bancshares Corp.	3,304,521
13,487	Investors Bancorp, Inc.	114,100
12,469	Metropolitan Bank Holding Corp.*	373,447
37,364	National Bank Holdings Corp., Class A	1,126,525
23,862	Preferred Bank	807,251
20,768	Sierra Bancorp	412,037

Common Stocks – (continued)
Banks – (continued)
87,811	TriCo Bancshares	2,540,372
59,090	TriState Capital Holdings, Inc.*	743,943
22,525	Trustmark Corp.	526,860
38,110	Westamerica BanCorp	1,995,821

		41,608,824

Biotechnology – 10.8%
92,855	Akebia Therapeutics, Inc.*	206,138
1,655	Allakos, Inc.*	157,440
94,183	Amicus Therapeutics, Inc.*	1,679,283
136,073	Ardelyx, Inc.*	695,333
18,863	Arena Pharmaceuticals, Inc.*	1,616,936
26,304	Arrowhead Pharmaceuticals, Inc.*	1,507,219
98,885	Atara Biotherapeutics, Inc.*	1,276,605
8,235	Bioxcel Therapeutics, Inc.*	376,257
301,276	Catalyst Pharmaceuticals, Inc.*	894,790
17,708	ChemoCentryx, Inc.*	849,984
3,166	Cortexyme, Inc.*(a)	151,556
11,466	CytomX Therapeutics, Inc.*	75,905
4,758	Denali Therapeutics, Inc.*	203,547
54,873	Dicerna Pharmaceuticals, Inc.*	1,151,784
13,036	Eagle Pharmaceuticals, Inc.*	606,435
7,246	Editas Medicine, Inc.*	224,191
108,757	Eiger BioPharmaceuticals, Inc.*	965,762
42,998	Emergent BioSolutions, Inc.*	3,868,530
24,909	Enanta Pharmaceuticals, Inc.*	1,086,780
25,550	Fate Therapeutics, Inc.*	1,134,420
33,450	FibroGen, Inc.*	1,283,811
44,748	G1 Therapeutics, Inc.*	491,781
7,439	Harpoon Therapeutics, Inc.*	107,642
34,337	Immunovant, Inc.*	1,497,780
20,739	Insmed, Inc.*	683,143
49,133	Intellia Therapeutics, Inc.*(a)	1,176,244
17,687	Intercept Pharmaceuticals, Inc.*	491,522
6,913	Invitae Corp.*(a)	271,059
65,699	Ironwood Pharmaceuticals, Inc.*	649,106
296,981	Kadmon Holdings, Inc.*	1,009,735
11,805	Karyopharm Therapeutics, Inc.*	174,950
62,066	Kura Oncology, Inc.*	1,939,563
23,518	MacroGenics, Inc.*	456,484
178,129	Minerva Neurosciences, Inc.*	571,794
18,431	Mirati Therapeutics, Inc.*	4,002,107
68,223	Mustang Bio, Inc.*	181,814
86,326	Myriad Genetics, Inc.*	1,073,032
44,392	Natera, Inc.*	2,985,806
19,206	Novavax, Inc.*	1,550,116
618,276	OPKO Health, Inc.*(a)	2,176,332
8,649	Protagonist Therapeutics, Inc.*	163,899
86,332	Prothena Corp. PLC (Ireland)*	941,882
27,858	Puma Biotechnology, Inc.*	233,171
19,627	REGENXBIO, Inc.*	564,473
9,951	REVOLUTION Medicines, Inc.*	300,421
81,842	Sangamo Therapeutics, Inc.*	846,246
117,284	Sorrento Therapeutics, Inc.*(a)	813,951
3,400	SpringWorks Therapeutics, Inc.*	197,166
36,805	TG Therapeutics, Inc.*	930,062

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
11,326	Turning Point Therapeutics, Inc.*	$1,044,144
34,205	Twist Bioscience Corp.*	2,621,471
7,901	Ultragenyx Pharmaceutical, Inc.*	794,051
35,351	Veracyte, Inc.*	1,225,266
43,140	Vericel Corp.*	799,384
119,514	Viking Therapeutics, Inc.*	672,864
9,292	Vir Biotechnology, Inc.*	292,140
100,241	Xencor, Inc.*	3,847,250
27,721	Y-mAbs Therapeutics, Inc.*	1,184,796

		58,975,353

Building Products – 2.0%
8,388	Apogee Enterprises, Inc.	200,389
19,709	Masonite International Corp.*	1,734,392
72,748	Quanex Building Products Corp.	1,324,014
49,216	Simpson Manufacturing Co., Inc.	4,366,444
68,329	UFP Industries, Inc.	3,410,300

		11,035,539

Capital Markets – 1.9%
20,520	Artisan Partners Asset Management, Inc., Class A	822,031
12,163	Cohen & Steers, Inc.	684,899
66,386	Cowen, Inc., Class A	1,424,644
30,267	Donnelley Financial Solutions, Inc.*	382,272
60,659	Federated Hermes, Inc.	1,449,750
2,307	Hamilton Lane, Inc., Class A	160,798
49,273	Oppenheimer Holdings, Inc., Class A	1,234,781
50,921	PJT Partners, Inc., Class A	3,445,315
3,628	Virtus Investment Partners, Inc.	578,847

		10,183,337

Chemicals – 2.5%
16,526	Balchem Corp.	1,651,774
1,080	Chase Corp.	102,773
194,410	Ferro Corp.*	2,500,113
60,774	Ingevity Corp.*	3,335,277
38,278	Koppers Holdings, Inc.*	858,575
26,686	Kraton Corp.*	755,214
65,739	Minerals Technologies, Inc.	3,595,266
24,520	Orion Engineered Carbons SA (Germany)	359,708
22,251	Tronox Holdings PLC, Class A	217,392

		13,376,092

Commercial Services & Supplies – 1.7%
11,428	BrightView Holdings, Inc.*	139,765
7,515	Ennis, Inc.	114,529
65,004	HNI Corp.	2,115,880
132,597	KAR Auction Services, Inc.	1,930,612
9,039	Matthews International Corp., Class A	197,321
48,783	McGrath RentCorp	2,784,534
51,769	Steelcase, Inc., Class A	540,468
25,737	Team, Inc.*	137,950
8,038	UniFirst Corp.	1,316,705

		9,277,764

Common Stocks – (continued)
Communications Equipment – 0.7%
181,356	Harmonic, Inc.*	1,077,255
84,867	NETGEAR, Inc.*	2,615,601

		3,692,856

Construction & Engineering – 0.7%
44,373	Aegion Corp.*	626,103
14,107	EMCOR Group, Inc.	961,956
123,840	Great Lakes Dredge & Dock Corp.*	1,279,267
46,116	Primoris Services Corp.	870,209

		3,737,535

Construction Materials – 0.7%
20,917	Forterra, Inc.*	272,967
195,868	Summit Materials, Inc., Class A*	3,464,905

		3,737,872

Consumer Finance – 1.0%
11,329	Curo Group Holdings Corp.	84,854
116,623	Enova International, Inc.*	1,790,163
28,762	FirstCash, Inc.	1,496,775
235,085	Navient Corp.	1,883,031

		5,254,823

Containers & Packaging – 0.2%
21,429	Myers Industries, Inc.	307,292
84,171	O-I Glass, Inc.	793,732

		1,101,024

Diversified Consumer Services – 0.9%
31,472	American Public Education, Inc.*	889,714
3,215	Carriage Services, Inc.	82,979
26,108	Collectors Universe, Inc.	1,434,112
28,451	K12, Inc.*	679,125
120,438	Perdoceo Education Corp.*	1,359,745
6,548	Strategic Education, Inc.	543,877

		4,989,552

Diversified Financial Services – 0.3%
116,065	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,484,471

Diversified Telecommunication Services – 1.6%
51,427	Cogent Communications Holdings, Inc.	2,869,627
129,649	Consolidated Communications Holdings, Inc.*	605,461
79,861	Iridium Communications, Inc.*	2,109,129
24,568	Ooma, Inc.*	346,654
400,966	ORBCOMM, Inc.*	1,724,154
94,788	Vonage Holdings Corp.*	1,002,857

		8,657,882

Electric Utilities – 0.3%
44,943	Portland General Electric Co.	1,766,260

Electrical Equipment – 1.0%
63,538	Atkore International Group, Inc.*	1,314,601
26,798	Encore Wire Corp.	1,238,336

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
21,632	Powell Industries, Inc.	$511,164
14,902	Sunrun, Inc.*	775,202
22,837	Vicor Corp.*	1,781,286

		5,620,589

Electronic Equipment, Instruments & Components – 3.2%
65,917	Belden, Inc.	2,035,517
46,663	Benchmark Electronics, Inc.	971,990
13,989	CTS Corp.	386,656
8,913	Fabrinet (Thailand)*	534,958
195,712	Knowles Corp.*	2,788,896
21,477	Novanta, Inc.*	2,334,980
8,958	Plexus Corp.*	622,939
1,279	Rogers Corp.*	155,041
278,174	TTM Technologies, Inc.*	3,301,925
208,396	Vishay Intertechnology, Inc.	3,380,183
49,142	Vishay Precision Group, Inc.*	1,174,002

		17,687,087

Energy Equipment & Services – 0.7%
41,984	Cactus, Inc., Class A	713,728
85,991	Matrix Service Co.*	653,532
42,506	Oil States International, Inc.*	105,840
70,918	SEACOR Holdings, Inc.*	2,172,218
17,585	Solaris Oilfield Infrastructure, Inc., Class A	104,279

		3,749,597

Entertainment – 0.5%
381,614	Glu Mobile, Inc.*	2,732,356

Equity Real Estate Investment Trusts (REITs) – 6.9%
88,210	American Assets Trust, Inc. REIT	1,846,235
195,471	CareTrust REIT, Inc. REIT	3,342,554
160,304	City Office REIT, Inc. REIT	1,013,121
33,989	Community Healthcare Trust, Inc. REIT	1,573,691
21,187	EastGroup Properties, Inc. REIT	2,819,566
114,296	Four Corners Property Trust, Inc. REIT	2,896,261
28,805	Gladstone Commercial Corp. REIT	468,081
116,349	Independence Realty Trust, Inc. REIT	1,413,640
55,216	Industrial Logistics Properties Trust REIT	1,059,043
274,855	Lexington Realty Trust REIT	2,729,310
104,921	National Storage Affiliates Trust REIT	3,555,773
78,773	NexPoint Residential Trust, Inc. REIT	3,491,219
55,137	Physicians Realty Trust REIT	929,610
93,898	PotlatchDeltic Corp. REIT	3,901,462
25,774	Retail Opportunity Investments Corp. REIT	250,781
65,018	Retail Value, Inc. REIT	812,725
287,900	Sabra Health Care REIT, Inc. REIT	3,788,764
23,574	Terreno Realty Corp. REIT	1,326,745
5,859	Universal Health Realty Income Trust REIT	313,281

		37,531,862

Common Stocks – (continued)
Food & Staples Retailing – 1.4%
114,231	BJ’s Wholesale Club Holdings, Inc.*	4,373,905
51,993	Ingles Markets, Inc., Class A	1,864,469
25,913	Natural Grocers by Vitamin Cottage, Inc.	275,714
21,294	SpartanNash Co.	392,023
17,568	Weis Markets, Inc.	797,763

		7,703,874

Food Products – 1.0%
76,655	Darling Ingredients, Inc.*	3,296,165
21,650	John B. Sanfilippo & Son, Inc.	1,575,254
18,433	Seneca Foods Corp., Class A*	679,256

		5,550,675

Gas Utilities – 0.3%
27,806	Northwest Natural Holding Co.	1,235,699
4,877	Southwest Gas Holdings, Inc.	320,516
6,120	Spire, Inc.	342,965

		1,899,180

Health Care Equipment & Supplies – 2.6%
23,736	Antares Pharma, Inc.*	64,799
8,516	CONMED Corp.	663,992
55,857	GenMark Diagnostics, Inc.*	682,573
20,546	Inogen, Inc.*	600,149
57,346	Integer Holdings Corp.*	3,351,874
45,838	Invacare Corp.	371,746
31,574	Meridian Bioscience, Inc.*	541,494
108,904	Natus Medical, Inc.*	1,983,142
52,449	Neogen Corp.*	3,657,793
9,156	Shockwave Medical, Inc.*	625,538
30,832	Surmodics, Inc.*	1,133,076
3,644	Utah Medical Products, Inc.	302,452

		13,978,628

Health Care Providers & Services – 1.9%
28,952	Castle Biosciences, Inc.*	1,344,241
11,780	Covetrus, Inc.*	290,848
32,314	Cross Country Healthcare, Inc.*	253,665
19,165	Hanger, Inc.*	334,813
2,774	LHC Group, Inc.*	600,710
7,589	National HealthCare Corp.	480,384
14,081	Option Care Health, Inc.*	187,700
169,136	Select Medical Holdings Corp.*	3,548,473
123,412	Tenet Healthcare Corp.*	3,028,530
1,560	US Physical Therapy, Inc.	123,755

		10,193,119

Health Care Technology – 0.5%
2,873	Computer Programs and Systems, Inc.	80,128
48,810	Inovalon Holdings, Inc., Class A*	926,902
10,916	NextGen Healthcare, Inc.*	148,457
10,060	Schrodinger, Inc.*	490,727
14,027	Simulations Plus, Inc.	909,230

		2,555,444

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.1%
55,636	Bloomin’ Brands, Inc.	$777,791
33,427	Caesars Entertainment, Inc.*	1,498,198
9,973	Carrols Restaurant Group, Inc.*	58,342
14,719	Chuy’s Holdings, Inc.*	308,952
1,165	Cracker Barrel Old Country Store, Inc.	132,600
17,373	Del Taco Restaurants, Inc.*	128,821
28,388	Dine Brands Global, Inc.	1,460,563
73,856	El Pollo Loco Holdings, Inc.*	1,042,847
45,567	Everi Holdings, Inc.*	392,332
55,316	Fiesta Restaurant Group, Inc.*	477,930
103,544	International Game Technology PLC	850,096
5,949	Jack in the Box, Inc.	476,277
11,445	Noodles & Co.*	73,935
20,269	Papa John’s International, Inc.	1,552,605
54,695	Penn National Gaming, Inc.*	2,952,436
172,119	Red Rock Resorts, Inc., Class A	3,290,915
44,816	Texas Roadhouse, Inc.	3,138,465
31,911	Wingstop, Inc.	3,712,207

		22,325,312

Household Durables – 1.9%
10,259	Century Communities, Inc.*	398,460
22,133	KB Home	713,789
61,817	M/I Homes, Inc.*	2,529,552
13,337	MDC Holdings, Inc.	580,426
16,515	Meritage Homes Corp.*	1,438,291
19,989	Sonos, Inc.*	291,839
37,420	Taylor Morrison Home Corp.*	808,272
212,062	TRI Pointe Group, Inc.*	3,484,179

		10,244,808

Household Products – 0.1%
22,092	Central Garden & Pet Co., Class A*	781,836

Insurance – 3.4%
91,656	American Equity Investment Life Holding Co.	2,274,902
28,378	AMERISAFE, Inc.	1,673,735
35,071	Argo Group International Holdings Ltd.	1,251,333
1,213	Enstar Group Ltd.*	208,478
241,867	Genworth Financial, Inc., Class A*	950,538
27,556	Goosehead Insurance, Inc., Class A	3,376,712
4,152	HCI Group, Inc.	195,061
11,862	Kinsale Capital Group, Inc.	2,223,769
1,889	National Western Life Group, Inc., Class A	320,431
76,157	Stewart Information Services Corp.	3,228,295
37,781	Trupanion, Inc.*	2,702,853

		18,406,107

Interactive Media & Services – 0.6%
56,000	Cargurus, Inc.*	1,116,080
130,107	Cars.com, Inc.*	961,491
20,988	EverQuote, Inc., Class A*	702,888
26,226	QuinStreet, Inc.*	419,747

		3,200,206

Common Stocks – (continued)
Internet & Direct Marketing Retail – 0.5%
12,292	Stamps.com, Inc.*	2,744,066

IT Services – 1.6%
52,678	Brightcove, Inc.*	666,377
233,707	Conduent, Inc.*	814,469
71,257	Perficient, Inc.*	2,790,424
122,746	Perspecta, Inc.	2,200,836
58,281	Sykes Enterprises, Inc.*	1,995,541
5,439	TTEC Holdings, Inc.	297,948

		8,765,595

Leisure Products – 1.3%
19,700	Nautilus, Inc.*	427,293
31,108	Smith & Wesson Brands, Inc.	516,082
38,746	Sturm Ruger & Co., Inc.	2,590,558
63,768	Vista Outdoor, Inc.*	1,260,693
47,578	YETI Holdings, Inc.*	2,354,159

		7,148,785

Machinery – 2.8%
32,902	Albany International Corp., Class A	1,676,028
35,326	Columbus McKinnon Corp.	1,197,198
31,309	Federal Signal Corp.	897,942
54,144	Franklin Electric Co., Inc.	3,234,021
12,062	Miller Industries, Inc.	361,136
44,272	Mueller Industries, Inc.	1,280,789
4,537	Navistar International Corp.*	195,590
17,621	RBC Bearings, Inc.*	2,097,780
127,743	Rexnord Corp.	4,097,996

		15,038,480

Marine – 0.1%
55,201	Costamare, Inc. (Monaco)	314,094

Media – 1.0%
4,468	Cardlytics, Inc.*	329,828
89,819	Gray Television, Inc.*	1,138,905
3,617	Loral Space & Communications, Inc.	62,972
95,371	MSG Networks, Inc., Class A*	852,617
69,208	TechTarget, Inc.*	3,031,310

		5,415,632

Metals & Mining – 1.1%
196,763	Alcoa Corp.*	2,542,178
19,106	Commercial Metals Co.	394,539
38,497	Haynes International, Inc.	624,036
276,992	Hecla Mining Co.	1,268,623
3,848	Kaiser Aluminum Corp.	242,155
22,505	Worthington Industries, Inc.	1,107,471

		6,179,002

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
370,175	Anworth Mortgage Asset Corp. REIT	607,087
45,120	ARMOUR Residential REIT, Inc. REIT	430,445
103,356	Capstead Mortgage Corp. REIT	528,149
131,465	Ladder Capital Corp. REIT	985,988

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
207,651	PennyMac Mortgage Investment Trust REIT	$3,108,535

		5,660,204

Multiline Retail – 0.6%
73,251	Big Lots, Inc.	3,486,748

Multi-Utilities – 0.8%
6,566	Black Hills Corp.	372,030
75,909	NorthWestern Corp.	3,957,136

		4,329,166

Oil, Gas & Consumable Fuels – 1.3%
110,737	Ardmore Shipping Corp. (Ireland)	310,064
104,574	Clean Energy Fuels Corp.*	259,343
290,724	DHT Holdings, Inc.	1,398,382
13,298	Diamond S Shipping, Inc.*	75,267
33,165	Dorian LPG Ltd.*	271,953
124,377	Green Plains, Inc.*	1,878,093
12,485	International Seaways, Inc.	169,047
9,957	Renewable Energy Group, Inc.*	561,575
59,157	Scorpio Tankers, Inc. (Monaco)	521,765
88,646	World Fuel Services Corp.	1,865,998

		7,311,487

Paper & Forest Products – 1.7%
84,161	Boise Cascade Co.	3,230,099
10,271	Clearwater Paper Corp.*	381,568
94,673	Glatfelter Corp.	1,350,984
143,171	Louisiana-Pacific Corp.	4,091,827

		9,054,478

Personal Products – 0.3%
3,793	Medifast, Inc.	532,878
16,043	USANA Health Sciences, Inc.*	1,213,653

		1,746,531

Pharmaceuticals – 2.5%
52,372	Amneal Pharmaceuticals, Inc.*	217,868
84,915	Amphastar Pharmaceuticals, Inc.*	1,663,485
51,738	ANI Pharmaceuticals, Inc.*	1,318,802
15,498	Axsome Therapeutics, Inc.*	1,027,672
262,622	BioDelivery Sciences International, Inc.*	829,886
49,494	Corcept Therapeutics, Inc.*	830,509
76,453	Endo International PLC*	349,390
212,282	Innoviva, Inc.*	2,294,768
2,512	MyoKardia, Inc.*	561,507
3,855	Pacira BioSciences, Inc.*	201,616
63,308	Phibro Animal Health Corp., Class A	1,040,784
99,932	Prestige Consumer Healthcare, Inc.*	3,300,754

		13,637,041

Professional Services – 0.4%
19,903	Huron Consulting Group, Inc.*	753,527
1,921	Insperity, Inc.	147,110
32,214	Kforce, Inc.	1,117,826

		2,018,463

Common Stocks – (continued)
Real Estate Management & Development – 0.5%
60,358	Redfin Corp.*	2,521,154

Road & Rail – 1.2%
198,486	Marten Transport Ltd.	3,045,768
1,473	Saia, Inc.*	217,503
93,923	Werner Enterprises, Inc.	3,570,952

		6,834,223

Semiconductors & Semiconductor Equipment – 2.2%
36,152	Ambarella, Inc.*	1,976,430
57,217	Amkor Technology, Inc.*	678,021
91,175	Axcelis Technologies, Inc.*	2,012,232
12,785	Lattice Semiconductor Corp.*	446,197
44,059	MACOM Technology Solutions Holdings, Inc.*	1,608,154
171,662	NeoPhotonics Corp.*	1,169,018
33,656	Power Integrations, Inc.	2,026,428
113,453	Rambus, Inc.*	1,564,517
1,790	SiTime Corp.*	149,447
5,525	Ultra Clean Holdings, Inc.*	117,627

		11,748,071

Software – 3.8%
18,307	ACI Worldwide, Inc.*	534,015
2,175	Blackline, Inc.*	212,454
232,106	Box, Inc., Class A*	3,597,643
103,520	ChannelAdvisor Corp.*	1,677,024
249,056	Cloudera, Inc.*	2,420,824
40,182	Domo, Inc., Class B*	1,276,582
12,763	J2 Global, Inc.*	866,353
5,544	MicroStrategy, Inc., Class A*	926,236
8,349	Model N, Inc.*	294,135
14,500	Sailpoint Technologies Holdings, Inc.*	601,895
147,635	SVMK, Inc.*	3,090,001
42,512	Tenable Holdings, Inc.*	1,450,084
13,853	Varonis Systems, Inc.*	1,600,991
24,719	Verint Systems, Inc.*	1,199,366
79,495	Zuora, Inc., Class A*	764,742

		20,512,345

Specialty Retail – 3.9%
211,363	Abercrombie & Fitch Co., Class A	3,005,582
926	Asbury Automotive Group, Inc.*	95,360
54,435	At Home Group, Inc.*	886,746
64,275	Bed Bath & Beyond, Inc.	1,272,645
12,096	Buckle, Inc. (The)	289,820
86,473	Camping World Holdings, Inc., Class A	2,286,346
19,908	Haverty Furniture Cos., Inc.	498,098
17,267	Hibbett Sports, Inc.*	652,865
15,431	Lithia Motors, Inc., Class A	3,542,495
75,716	MarineMax, Inc.*	2,269,966
18,946	Rent-A-Center, Inc.	585,431
5,071	RH*	1,699,951
12,213	Sonic Automotive, Inc., Class A	440,401
224,230	Sportsman’s Warehouse Holdings, Inc.*	2,919,475
27,346	Zumiez, Inc.*	765,688

		21,210,869

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.6%
13,030	Crocs, Inc.*	$681,860
6,339	Deckers Outdoor Corp.*	1,606,112
54,405	G-III Apparel Group Ltd.*	733,379
9,674	Wolverine World Wide, Inc.	258,006

		3,279,357

Thrifts & Mortgage Finance – 1.0%
14,558	Mr. Cooper Group, Inc.*	306,883
70,253	PennyMac Financial Services, Inc.	3,570,257
74,836	Washington Federal, Inc.	1,593,258

		5,470,398

Tobacco – 0.1%
81,614	Vector Group Ltd.	750,033

Trading Companies & Distributors – 2.2%
11,726	Beacon Roofing Supply, Inc.*	359,988
104,426	Foundation Building Materials, Inc.*	1,520,443
36,243	GMS, Inc.*	819,092
105,194	H&E Equipment Services, Inc.	2,213,282
270,653	MRC Global, Inc.*	1,152,982
112,735	Rush Enterprises, Inc., Class A	4,040,422
8,915	SiteOne Landscape Supply, Inc.*	1,065,253
30,021	Triton International Ltd. (Bermuda)	1,107,174

		12,278,636

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $553,803,160)		$539,142,024

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,113,213	0.028%	$5,113,213
(Cost $5,113,213)

TOTAL INVESTMENTS – 99.9%
(Cost $558,916,373)		$544,255,237

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		113,924

NET ASSETS – 100.0%		$544,369,161

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 0.6%
41,683	Aerojet Rocketdyne Holdings, Inc.*	$1,351,363
47,967	AeroVironment, Inc.*	3,662,760
97,317	Astronics Corp.*	622,829

		5,636,952

Air Freight & Logistics – 0.3%
127,957	Echo Global Logistics, Inc.*	3,451,000

Auto Components – 1.8%
55,452	Fox Factory Holding Corp.*	4,662,404
4,935	Patrick Industries, Inc.	275,126
101,102	Standard Motor Products, Inc.	4,630,472
87,156	Visteon Corp.*	7,813,535

		17,381,537

Banks – 1.8%
61,171	Amalgamated Bank, Class A	678,998
45,994	Atlantic Capital Bancshares, Inc.*	638,397
178,206	Central Pacific Financial Corp.	2,453,897
314,569	CVB Financial Corp.	5,504,957
112,569	First Foundation, Inc.	1,673,901
17,220	Hilltop Holdings, Inc.	392,788
136,213	International Bancshares Corp.	3,770,376
60,003	TriCo Bancshares	1,735,887
14,462	Westamerica BanCorp	757,375

		17,606,576

Biotechnology – 18.9%
179,502	Akebia Therapeutics, Inc.*	398,494
22,294	Allakos, Inc.*	2,120,828
358,043	Amicus Therapeutics, Inc.*	6,383,907
34,889	Apellis Pharmaceuticals, Inc.*	1,112,959
3,206	Arcturus Therapeutics Holdings, Inc.*	173,380
149,319	Ardelyx, Inc.*	763,020
15,896	Arena Pharmaceuticals, Inc.*	1,362,605
97,035	Arrowhead Pharmaceuticals, Inc.*	5,560,106
203,302	Atara Biotherapeutics, Inc.*	2,624,629
31,974	Bioxcel Therapeutics, Inc.*	1,460,892
30,532	Blueprint Medicines Corp.*	3,122,813
30,433	Bridgebio Pharma, Inc.*	1,168,019
24,692	CareDx, Inc.*	1,211,143
564,259	Catalyst Pharmaceuticals, Inc.*	1,675,849
54,313	CEL-SCI Corp.*(a)	653,385
65,360	ChemoCentryx, Inc.*	3,137,280
22,744	Cortexyme, Inc.*(a)	1,088,755
18,209	Cytokinetics, Inc.*	279,872
49,154	CytomX Therapeutics, Inc.*	325,399
65,764	Denali Therapeutics, Inc.*	2,813,384
180,186	Dicerna Pharmaceuticals, Inc.*	3,782,104
50,815	Eagle Pharmaceuticals, Inc.*	2,363,914
63,135	Editas Medicine, Inc.*	1,953,397
156,821	Eiger BioPharmaceuticals, Inc.*	1,392,570
101,471	Emergent BioSolutions, Inc.*	9,129,346
45,926	Enanta Pharmaceuticals, Inc.*	2,003,751
93,604	Fate Therapeutics, Inc.*	4,156,018
86,886	FibroGen, Inc.*	3,334,685
69,479	G1 Therapeutics, Inc.*	763,574

Common Stocks – (continued)
Biotechnology – (continued)
98,747	Halozyme Therapeutics, Inc.*	2,764,916
19,247	Harpoon Therapeutics, Inc.*	278,504
3,096	IGM Biosciences, Inc.*	163,438
93,451	Immunovant, Inc.*	4,076,333
108,258	Insmed, Inc.*	3,566,019
108,438	Intellia Therapeutics, Inc.*(a)	2,596,006
56,128	Intercept Pharmaceuticals, Inc.*	1,559,797
76,538	Invitae Corp.*(a)	3,001,055
268,941	Ironwood Pharmaceuticals, Inc.*	2,657,137
756,664	Kadmon Holdings, Inc.*	2,572,658
2,096	Karuna Therapeutics, Inc.*	170,174
120,286	Karyopharm Therapeutics, Inc.*	1,782,639
9,166	Kiniksa Pharmaceuticals Ltd., Class A*	143,540
24,320	Krystal Biotech, Inc.*	1,045,517
165,357	Kura Oncology, Inc.*	5,167,406
36,536	MacroGenics, Inc.*	709,164
41,468	Mersana Therapeutics, Inc.*	747,253
357,699	Minerva Neurosciences, Inc.*	1,148,214
56,237	Mirati Therapeutics, Inc.*	12,211,302
121,838	Mustang Bio, Inc.*	324,698
79,539	Myriad Genetics, Inc.*	988,670
146,034	Natera, Inc.*	9,822,247
20,844	Novavax, Inc.*	1,682,319
803,455	OPKO Health, Inc.*(a)	2,828,162
226,195	Pieris Pharmaceuticals, Inc.*	567,749
27,487	Precision BioSciences, Inc.*	173,443
46,480	Protagonist Therapeutics, Inc.*	880,796
67,401	Prothena Corp. PLC (Ireland)*	735,345
81,246	Puma Biotechnology, Inc.*	680,029
65,534	REGENXBIO, Inc.*	1,884,758
61,583	REVOLUTION Medicines, Inc.*	1,859,191
256,524	Sangamo Therapeutics, Inc.*	2,652,458
12,922	Scholar Rock Holding Corp.*	502,666
306,938	Sorrento Therapeutics, Inc.*(a)	2,130,150
27,993	SpringWorks Therapeutics, Inc.*	1,623,314
10,783	Stoke Therapeutics, Inc.*	413,959
100,277	TG Therapeutics, Inc.*	2,534,000
40,411	Turning Point Therapeutics, Inc.*	3,725,490
90,888	Twist Bioscience Corp.*	6,965,656
67,358	Ultragenyx Pharmaceutical, Inc.*	6,769,479
127,509	Veracyte, Inc.*	4,419,462
138,040	Vericel Corp.*	2,557,881
18,536	Viela Bio, Inc.*	591,484
239,185	Viking Therapeutics, Inc.*(a)	1,346,612
47,410	Vir Biotechnology, Inc.*	1,490,570
12,153	Voyager Therapeutics, Inc.*	129,186
220,596	Xencor, Inc.*	8,466,474
88,613	Y-mAbs Therapeutics, Inc.*	3,787,320

		185,210,718

Building Products – 2.3%
39,675	Builders FirstSource, Inc.*	1,202,152
47,565	Masonite International Corp.*	4,185,720
105,744	Simpson Manufacturing Co., Inc.	9,381,608
148,242	UFP Industries, Inc.	7,398,758

		22,168,238

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – 1.5%
30,615	Artisan Partners Asset Management, Inc., Class A	$1,226,437
16,228	Cohen & Steers, Inc.	913,798
61,245	Cowen, Inc., Class A	1,314,318
86,592	Federated Hermes, Inc.	2,069,549
20,947	Hamilton Lane, Inc., Class A	1,460,006
105,411	PJT Partners, Inc., Class A	7,132,108
2,562	Virtus Investment Partners, Inc.	408,767

		14,524,983

Chemicals – 2.2%
64,681	Balchem Corp.	6,464,866
3,014	Chase Corp.	286,812
361,546	Ferro Corp.*	4,649,482
102,255	Ingevity Corp.*	5,611,754
55,542	Koppers Holdings, Inc.*	1,245,807
44,856	Kraton Corp.*	1,269,425
31,087	Minerals Technologies, Inc.	1,700,148

		21,228,294

Commercial Services & Supplies – 1.1%
94,452	HNI Corp.	3,074,413
89,449	McGrath RentCorp	5,105,749
19,096	Steelcase, Inc., Class A	199,362
13,517	UniFirst Corp.	2,214,220

		10,593,744

Communications Equipment – 0.7%
56,203	Calix, Inc.*	1,315,712
41,257	Harmonic, Inc.*	245,067
94,117	NETGEAR, Inc.*	2,900,686
195,981	Viavi Solutions, Inc.*	2,420,365

		6,881,830

Construction & Engineering – 0.2%
25,294	EMCOR Group, Inc.	1,724,798
37,009	Primoris Services Corp.	698,360

		2,423,158

Construction Materials – 0.4%
19,759	Forterra, Inc.*	257,855
209,684	Summit Materials, Inc., Class A*	3,709,310

		3,967,165

Consumer Finance – 0.7%
153,975	Enova International, Inc.*	2,363,516
87,182	FirstCash, Inc.	4,536,952

		6,900,468

Containers & Packaging – 0.1%
42,853	Myers Industries, Inc.	614,512
84,552	O-I Glass, Inc.	797,325

		1,411,837

Diversified Consumer Services – 0.8%
64,663	Collectors Universe, Inc.	3,551,938

Common Stocks – (continued)
Diversified Consumer Services – (continued)
8,956	K12, Inc.*	213,780
305,389	Perdoceo Education Corp.*	3,447,842
12,948	Strategic Education, Inc.	1,075,461

		8,289,021

Diversified Telecommunication Services – 1.9%
15,468	Bandwidth, Inc., Class A*	2,480,371
118,308	Cogent Communications Holdings, Inc.	6,601,586
168,029	Iridium Communications, Inc.*	4,437,646
51,361	Ooma, Inc.*	724,704
538,564	ORBCOMM, Inc.*	2,315,825
233,369	Vonage Holdings Corp.*	2,469,044

		19,029,176

Electrical Equipment – 1.5%
138,773	Atkore International Group, Inc.*	2,871,213
9,683	Encore Wire Corp.	447,452
97,790	Sunrun, Inc.*	5,087,036
84,872	Vicor Corp.*	6,620,016

		15,025,717

Electronic Equipment, Instruments & Components – 3.2%
39,648	Belden, Inc.	1,224,330
60,199	Fabrinet (Thailand)*	3,613,144
208,916	Knowles Corp.*	2,977,053
80,142	Novanta, Inc.*	8,713,038
35,609	Plexus Corp.*	2,476,250
2,830	Rogers Corp.*	343,053
447,276	TTM Technologies, Inc.*	5,309,166
267,437	Vishay Intertechnology, Inc.	4,337,828
88,995	Vishay Precision Group, Inc.*	2,126,091

		31,119,953

Energy Equipment & Services – 0.4%
19,077	Cactus, Inc., Class A	324,309
82,277	Matrix Service Co.*	625,305
93,213	SEACOR Holdings, Inc.*	2,855,114

		3,804,728

Entertainment – 0.6%
822,645	Glu Mobile, Inc.*	5,890,138

Equity Real Estate Investment Trusts (REITs) – 4.4%
115,588	American Assets Trust, Inc. REIT	2,419,257
248,269	CareTrust REIT, Inc. REIT	4,245,400
20,329	City Office REIT, Inc. REIT	128,479
60,973	Community Healthcare Trust, Inc. REIT	2,823,050
35,845	EastGroup Properties, Inc. REIT	4,770,252
146,245	Four Corners Property Trust, Inc. REIT	3,705,848
228,583	National Storage Affiliates Trust REIT	7,746,678
151,134	NexPoint Residential Trust, Inc. REIT	6,698,259
114,829	PotlatchDeltic Corp. REIT	4,771,145
279,927	Sabra Health Care REIT, Inc. REIT	3,683,839
40,270	Terreno Realty Corp. REIT	2,266,396

		43,258,603

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 1.2%
278,859	BJ’s Wholesale Club Holdings, Inc.*	$10,677,511
21,160	Ingles Markets, Inc., Class A	758,798
18,018	Natural Grocers by Vitamin Cottage, Inc.	191,711

		11,628,020

Food Products – 0.5%
3,415	Freshpet, Inc.*	391,017
50,452	John B. Sanfilippo & Son, Inc.	3,670,888
3,607	Lancaster Colony Corp.	599,267
10,441	Seneca Foods Corp., Class A*	384,751

		5,045,923

Gas Utilities – 0.1%
16,704	Northwest Natural Holding Co.	742,326

Health Care Equipment & Supplies – 5.2%
367,715	Antares Pharma, Inc.*	1,003,862
18,824	Axonics Modulation Technologies, Inc.*	882,657
30,658	Cantel Medical Corp.	1,466,679
45,207	CONMED Corp.	3,524,790
101,027	CytoSorbents Corp.*	772,856
275,527	GenMark Diagnostics, Inc.*	3,366,940
65,459	Inogen, Inc.*	1,912,057
111,808	Integer Holdings Corp.*	6,535,178
15,196	iRhythm Technologies, Inc.*	3,213,194
99,342	Meridian Bioscience, Inc.*	1,703,715
66,429	Merit Medical Systems, Inc.*	3,324,771
233,899	Natus Medical, Inc.*	4,259,301
128,647	Neogen Corp.*	8,971,842
42,749	Shockwave Medical, Inc.*	2,920,612
39,760	STAAR Surgical Co.*	2,882,600
95,300	Surmodics, Inc.*	3,502,275
9,724	Utah Medical Products, Inc.	807,092

		51,050,421

Health Care Providers & Services – 3.0%
25,070	Addus HomeCare Corp.*	2,446,080
15,755	BioTelemetry, Inc.*	670,848
76,525	Castle Biosciences, Inc.*	3,553,056
12,383	Hanger, Inc.*	216,331
11,030	HealthEquity, Inc.*	567,935
32,912	LHC Group, Inc.*	7,127,093
1,800	National HealthCare Corp.	113,940
16,350	National Research Corp.	846,930
34,297	Option Care Health, Inc.*	457,179
367,751	Select Medical Holdings Corp.*	7,715,416
198,015	Tenet Healthcare Corp.*	4,859,288
8,378	US Physical Therapy, Inc.	664,627

		29,238,723

Health Care Technology – 0.9%
130,944	Inovalon Holdings, Inc., Class A*	2,486,627
125,230	NextGen Healthcare, Inc.*	1,703,128
8,668	Phreesia, Inc.*	320,456
26,059	Schrodinger, Inc.*	1,271,158

Common Stocks – (continued)
Health Care Technology – (continued)
51,022	Simulations Plus, Inc.	3,307,246

		9,088,615

Hotels, Restaurants & Leisure – 4.3%
106,554	Bloomin’ Brands, Inc.	1,489,625
78,536	Caesars Entertainment, Inc.*	3,519,983
6,893	Churchill Downs, Inc.	1,028,091
24,489	Dine Brands Global, Inc.	1,259,959
57,243	El Pollo Loco Holdings, Inc.*	808,271
21,141	Everi Holdings, Inc.*	182,024
43,320	Fiesta Restaurant Group, Inc.*	374,285
76,233	Papa John’s International, Inc.	5,839,448
92,124	Penn National Gaming, Inc.*	4,972,854
301,641	Red Rock Resorts, Inc., Class A	5,767,376
115,037	Texas Roadhouse, Inc.	8,056,041
75,746	Wingstop, Inc.	8,811,532

		42,109,489

Household Durables – 1.3%
28,889	KB Home	931,670
2,213	LGI Homes, Inc.*	236,525
57,856	M/I Homes, Inc.*	2,367,468
33,244	Meritage Homes Corp.*	2,895,220
106,451	Sonos, Inc.*	1,554,185
2,572	TopBuild Corp.*	394,056
190,997	TRI Pointe Group, Inc.*	3,138,081
37,134	Universal Electronics, Inc.*	1,376,186

		12,893,391

Household Products – 0.1%
10,856	Central Garden & Pet Co., Class A*	384,194
3,200	WD-40 Co.	778,816

		1,163,010

Insurance – 2.0%
106,287	American Equity Investment Life Holding Co.	2,638,043
36,190	Goosehead Insurance, Inc., Class A	4,434,723
3,481	James River Group Holdings Ltd.	162,667
36,595	Kinsale Capital Group, Inc.	6,860,465
24,224	Stewart Information Services Corp.	1,026,855
69,947	Trupanion, Inc.*	5,004,008

		20,126,761

Interactive Media & Services – 0.7%
151,887	Cargurus, Inc.*	3,027,108
197,850	Cars.com, Inc.*	1,462,111
52,448	EverQuote, Inc., Class A*	1,756,484
34,943	QuinStreet, Inc.*	559,263

		6,804,966

Internet & Direct Marketing Retail – 0.8%
33,685	Stamps.com, Inc.*	7,519,839

IT Services – 1.9%
162,085	Brightcove, Inc.*	2,050,375
16,993	Hackett Group, Inc. (The)	219,550

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
27,492	I3 Verticals, Inc., Class A*	$567,160
83,599	Limelight Networks, Inc.*	295,105
13,916	LiveRamp Holdings, Inc.*	919,708
155,540	Perficient, Inc.*	6,090,946
220,455	Perspecta, Inc.	3,952,758
116,340	Sykes Enterprises, Inc.*	3,983,482
16,645	TTEC Holdings, Inc.	911,813

		18,990,897

Leisure Products – 1.3%
99,011	Sturm Ruger & Co., Inc.	6,619,875
27,013	Vista Outdoor, Inc.*	534,047
106,189	YETI Holdings, Inc.*	5,254,232

		12,408,154

Life Sciences Tools & Services – 0.2%
12,332	Medpace Holdings, Inc.*	1,368,112
9,419	NanoString Technologies, Inc.*	345,206
38,388	Pacific Biosciences of California, Inc.*	503,267

		2,216,585

Machinery – 2.8%
34,416	Albany International Corp., Class A	1,753,151
52,743	Columbus McKinnon Corp.	1,787,460
100,395	Federal Signal Corp.	2,879,329
129,884	Franklin Electric Co., Inc.	7,757,971
63,359	Mueller Industries, Inc.	1,832,976
48,232	RBC Bearings, Inc.*	5,742,020
165,912	Rexnord Corp.	5,322,457

		27,075,364

Media – 0.8%
11,277	Cardlytics, Inc.*	832,468
37,544	Gray Television, Inc.*	476,058
14,045	Loral Space & Communications, Inc.	244,524
149,780	TechTarget, Inc.*	6,560,364

		8,113,414

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
111,793	PennyMac Mortgage Investment Trust REIT	1,673,541

Multiline Retail – 0.6%
118,658	Big Lots, Inc.	5,648,121

Multi-Utilities – 0.3%
65,856	NorthWestern Corp.	3,433,073

Oil, Gas & Consumable Fuels – 0.4%
146,904	Ardmore Shipping Corp. (Ireland)	411,331
262,482	DHT Holdings, Inc.	1,262,539
66,894	Green Plains, Inc.*	1,010,099
14,244	Scorpio Tankers, Inc. (Monaco)	125,632
64,182	World Fuel Services Corp.	1,351,031

		4,160,632

Paper & Forest Products – 1.5%
138,960	Boise Cascade Co.	5,333,285

Common Stocks – (continued)
Paper & Forest Products – (continued)
321,877	Louisiana-Pacific Corp.	9,199,244

		14,532,529

Personal Products – 0.3%
16,784	Lifevantage Corp.*	185,463
9,515	Medifast, Inc.	1,336,762
22,864	USANA Health Sciences, Inc.*	1,729,662

		3,251,887

Pharmaceuticals – 3.6%
113,778	Amneal Pharmaceuticals, Inc.*	473,316
225,664	Amphastar Pharmaceuticals, Inc.*	4,420,758
92,204	ANI Pharmaceuticals, Inc.*	2,350,280
44,624	Axsome Therapeutics, Inc.*	2,959,017
471,004	BioDelivery Sciences International, Inc.*	1,488,373
166,686	Corcept Therapeutics, Inc.*	2,796,991
421,223	Innoviva, Inc.*	4,553,421
25,127	MyoKardia, Inc.*	5,616,638
53,624	Pacira BioSciences, Inc.*	2,804,535
153,256	Phibro Animal Health Corp., Class A	2,519,529
169,832	Prestige Consumer Healthcare, Inc.*	5,609,551

		35,592,409

Professional Services – 0.8%
2,227	ASGN, Inc.*	148,497
46,997	Exponent, Inc.	3,270,521
35,324	Huron Consulting Group, Inc.*	1,337,367
11,935	Insperity, Inc.	913,982
61,273	Kforce, Inc.	2,126,173

		7,796,540

Real Estate Management & Development – 0.6%
143,440	Redfin Corp.*	5,991,489

Road & Rail – 1.7%
352,005	Marten Transport Ltd.	5,401,517
23,641	Saia, Inc.*	3,490,830
5,999	Universal Logistics Holdings, Inc.	118,360
198,592	Werner Enterprises, Inc.	7,550,468

		16,561,175

Semiconductors & Semiconductor Equipment – 3.7%
75,460	Ambarella, Inc.*	4,125,398
77,765	Amkor Technology, Inc.*	921,515
210,276	Axcelis Technologies, Inc.*	4,640,791
17,869	CEVA, Inc.*	720,478
7,219	Cohu, Inc.	156,869
75,640	FormFactor, Inc.*	2,144,394
111,536	Lattice Semiconductor Corp.*	3,892,606
123,889	MACOM Technology Solutions Holdings, Inc.*	4,521,949
41,116	MaxLinear, Inc.*	1,087,107
370,908	NeoPhotonics Corp.*	2,525,884
146,422	Power Integrations, Inc.	8,816,069
4,767	SiTime Corp.*	397,997
24,937	SunPower Corp.*(a)	398,743

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
2,212	Synaptics, Inc.*	$169,594
70,212	Ultra Clean Holdings, Inc.*	1,494,813

		36,014,207

Software – 7.9%
100,834	ACI Worldwide, Inc.*	2,941,328
41,575	Avaya Holdings Corp.*	715,090
59,006	Blackline, Inc.*	5,763,706
490,852	Box, Inc., Class A*	7,608,206
214,762	ChannelAdvisor Corp.*	3,479,145
601,398	Cloudera, Inc.*	5,845,589
123,655	Domo, Inc., Class B*	3,928,519
54,741	J2 Global, Inc.*	3,715,819
19,656	MicroStrategy, Inc., Class A*	3,283,928
58,062	Model N, Inc.*	2,045,524
71,210	Sailpoint Technologies Holdings, Inc.*	2,955,927
56,076	SPS Commerce, Inc.*	4,799,545
368,270	SVMK, Inc.*	7,707,891
114,388	Telenav, Inc.*	465,559
148,274	Tenable Holdings, Inc.*	5,057,626
25,092	Upland Software, Inc.*	1,046,838
69,290	Varonis Systems, Inc.*	8,007,845
70,727	Verint Systems, Inc.*	3,431,674
18,438	Workiva, Inc.*	1,019,806
368,222	Zuora, Inc., Class A*	3,542,296

		77,361,861

Specialty Retail – 2.8%
329,815	Abercrombie & Fitch Co., Class A	4,689,970
12,007	At Home Group, Inc.*	195,594
143,248	Camping World Holdings, Inc., Class A	3,787,477
4,389	Hibbett Sports, Inc.*	165,948
20,166	Lithia Motors, Inc., Class A	4,629,509
52,486	MarineMax, Inc.*	1,573,530
37,189	Rent-A-Center, Inc.	1,149,140
17,174	RH*	5,757,240
419,161	Sportsman’s Warehouse Holdings, Inc.*	5,457,476

		27,405,884

Textiles, Apparel & Luxury Goods – 0.8%
22,931	Crocs, Inc.*	1,199,979
27,643	Deckers Outdoor Corp.*	7,003,907

		8,203,886

Thrifts & Mortgage Finance – 0.3%
57,745	PennyMac Financial Services, Inc.	2,934,601

Tobacco – 0.2%
178,216	Vector Group Ltd.	1,637,805

Trading Companies & Distributors – 1.4%
165,915	Foundation Building Materials, Inc.*	2,415,722
94,491	H&E Equipment Services, Inc.	1,988,091
275,311	MRC Global, Inc.*	1,172,825

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
60,261	Rush Enterprises, Inc., Class A	2,159,754
48,439	SiteOne Landscape Supply, Inc.*	5,787,976

		13,524,368

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $937,772,448)		$977,743,742

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,156,338	0.028%	$11,156,338
(Cost $11,156,338)

TOTAL INVESTMENTS – 100.7%
(Cost $948,928,786)		$988,900,080

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(7,303,921)

NET ASSETS – 100.0%		$981,596,159

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 0.4%
5,095	AAR Corp.	$99,148
86,440	Astronics Corp.*	553,216
30,070	Maxar Technologies, Inc.	774,904
32,428	Moog, Inc., Class A	2,023,183

		3,450,451

Air Freight & Logistics – 0.9%
93,775	Echo Global Logistics, Inc.*	2,529,112
78,095	Hub Group, Inc., Class A*	3,914,902
34,604	Radiant Logistics, Inc.*	177,865

		6,621,879

Airlines – 0.3%
89,284	SkyWest, Inc.	2,591,915

Auto Components – 2.1%
323,769	American Axle & Manufacturing Holdings, Inc.*	2,175,728
37,313	Cooper Tire & Rubber Co.	1,283,194
445,882	Goodyear Tire & Rubber Co. (The)	3,691,903
18,952	Patrick Industries, Inc.	1,056,574
101,566	Standard Motor Products, Inc.	4,651,723
35,641	Visteon Corp.*	3,195,215

		16,054,337

Banks – 14.2%
82,127	1st Source Corp.	2,750,433
93,716	Amalgamated Bank, Class A	1,040,248
11,049	Ameris Bancorp	323,736
89,633	Atlantic Capital Bancshares, Inc.*	1,244,106
8,376	Atlantic Union Bankshares Corp.	211,829
283,915	Bancorp, Inc. (The)*	2,725,584
32,138	Bank of Marin Bancorp	968,639
15,300	Banner Corp.	564,111
9,857	BayCom Corp.*	109,413
387,572	Boston Private Financial Holdings, Inc.	2,395,195
15,644	Bridge Bancorp, Inc.	305,684
449,550	Cadence BanCorp	5,043,951
25,543	Capital City Bank Group, Inc.	544,321
239,191	Cathay General Bancorp	5,628,164
160,206	Central Pacific Financial Corp.	2,206,037
8,791	Civista Bancshares, Inc.	125,360
11,755	Columbia Banking System, Inc.	333,960
342,237	CVB Financial Corp.	5,989,147
19,936	Eagle Bancorp, Inc.	596,485
7,396	Equity Bancshares, Inc., Class A*	135,938
27,578	Financial Institutions, Inc.	488,958
585,452	First BanCorp. (Puerto Rico)	3,799,583
19,042	First Bancshares, Inc. (The)	453,961
90,484	First BankCorp	2,179,760
385,623	First Commonwealth Financial Corp.	3,324,070
203,322	First Foundation, Inc.	3,023,398
25,551	First Internet Bancorp	549,858
4,352	First Mid Bancshares, Inc.	120,812
13,140	Flushing Financial Corp.	168,061
14,837	Fulton Financial Corp.	163,059
137,251	Glacier Bancorp, Inc.	4,913,586
26,652	Hancock Whitney Corp.	609,531

Common Stocks – (continued)
Banks – (continued)
224,398	Hanmi Financial Corp.	2,017,338
22,100	HBT Financial, Inc.	272,714
110,178	Heartland Financial USA, Inc.	3,629,263
261,520	Hilltop Holdings, Inc.	5,965,271
55,405	Home BancShares, Inc.	919,723
537,110	Hope Bancorp, Inc.	4,334,478
48,468	Independent Bank Corp.	725,566
186,055	International Bancshares Corp.	5,150,002
215,533	Investors Bancorp, Inc.	1,823,409
94,856	Lakeland Bancorp, Inc.	1,055,747
14,805	Mercantile Bank Corp.	323,637
14,616	Metropolitan Bank Holding Corp.*	437,749
5,297	MidWestOne Financial Group, Inc.	106,735
135,789	National Bank Holdings Corp., Class A	4,094,038
12,115	Northeast Bank	232,487
49,023	Old Second Bancorp, Inc.	419,147
61,063	Preferred Bank	2,065,761
14,140	QCR Holdings, Inc.	438,764
7,938	Republic Bancorp, Inc., Class A	264,574
51,531	Sierra Bancorp	1,022,375
232,152	Simmons First National Corp., Class A	3,944,262
4,912	Southside Bancshares, Inc.	132,428
153,637	TriCo Bancshares	4,444,718
159,770	TriState Capital Holdings, Inc.*	2,011,504
156,271	Trustmark Corp.	3,655,179
20,479	UMB Financial Corp.	1,246,557
45,887	United Bankshares, Inc.	1,203,616
28,128	Washington Trust Bancorp, Inc.	949,883
62,998	Westamerica BanCorp	3,299,205

		109,223,108

Biotechnology – 2.8%
38,075	Akebia Therapeutics, Inc.*	84,526
19,988	Arena Pharmaceuticals, Inc.*	1,713,371
59,535	Atara Biotherapeutics, Inc.*	768,597
81,913	Catalyst Pharmaceuticals, Inc.*	243,282
15,906	Emergent BioSolutions, Inc.*	1,431,063
13,932	Enanta Pharmaceuticals, Inc.*	607,853
36,506	G1 Therapeutics, Inc.*	401,201
9,664	Immunovant, Inc.*	421,544
8,423	Kura Oncology, Inc.*	263,219
12,796	MacroGenics, Inc.*	248,370
55,620	Minerva Neurosciences, Inc.*	178,540
1,652	Mirati Therapeutics, Inc.*	358,715
175,185	Myriad Genetics, Inc.*	2,177,550
16,068	Natera, Inc.*	1,080,734
31,010	Novavax, Inc.*	2,502,817
800,785	OPKO Health, Inc.*(a)	2,818,763
52,887	Prothena Corp. PLC (Ireland)*	576,997
12,273	Sangamo Therapeutics, Inc.*	126,903
14,704	Twist Bioscience Corp.*	1,126,915
11,782	Vericel Corp.*	218,320
107,111	Xencor, Inc.*	4,110,920

		21,460,200

Building Products – 1.2%
61,472	Apogee Enterprises, Inc.	1,468,566
5,739	Griffon Corp.	123,044

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Building Products – (continued)
42,605	JELD-WEN Holding, Inc.*	$895,983
148,329	Quanex Building Products Corp.	2,699,588
6,269	Simpson Manufacturing Co., Inc.	556,186
77,470	UFP Industries, Inc.	3,866,528

		9,609,895

Capital Markets – 2.3%
24,999	Artisan Partners Asset Management, Inc., Class A	1,001,460
9,303	Cohen & Steers, Inc.	523,852
127,035	Cowen, Inc., Class A	2,726,171
159,235	Donnelley Financial Solutions, Inc.*	2,011,138
197,957	Federated Hermes, Inc.	4,731,172
73,417	Oppenheimer Holdings, Inc., Class A	1,839,830
2,183	Piper Sandler Cos.	182,171
29,658	PJT Partners, Inc., Class A	2,006,660
16,866	Stifel Financial Corp.	985,987
9,587	Virtus Investment Partners, Inc.	1,529,606

		17,538,047

Chemicals – 2.5%
41,939	Avient Corp.	1,303,045
25,167	Balchem Corp.	2,515,442
194,974	Ferro Corp.*	2,507,366
28,003	Ingevity Corp.*	1,536,805
93,606	Koppers Holdings, Inc.*	2,099,582
91,371	Kraton Corp.*	2,585,799
18,545	Kronos Worldwide, Inc.	247,019
75,811	Minerals Technologies, Inc.	4,146,104
146,524	Orion Engineered Carbons SA (Germany)	2,149,507
31,990	Tronox Holdings PLC, Class A	312,542

		19,403,211

Commercial Services & Supplies – 2.7%
100,733	BrightView Holdings, Inc.*	1,231,965
19,024	Ennis, Inc.	289,926
83,810	HNI Corp.	2,728,015
336,570	KAR Auction Services, Inc.	4,900,459
54,582	Kimball International, Inc., Class B	562,195
82,880	Matthews International Corp., Class A	1,809,270
71,682	McGrath RentCorp	4,091,608
163,788	Steelcase, Inc., Class A	1,709,947
109,544	Team, Inc.*	587,156
18,443	UniFirst Corp.	3,021,148

		20,931,689

Communications Equipment – 0.8%
233,922	Harmonic, Inc.*	1,389,497
150,269	NETGEAR, Inc.*	4,631,290

		6,020,787

Construction & Engineering – 1.5%
42,364	Aegion Corp.*	597,756
2,117	Argan, Inc.	87,199
68,347	EMCOR Group, Inc.	4,660,582
122,956	Great Lakes Dredge & Dock Corp.*	1,270,136

Common Stocks – (continued)
Construction & Engineering – (continued)
158,514	Primoris Services Corp.	2,991,159
126,042	Tutor Perini Corp.*	1,702,827

		11,309,659

Construction Materials – 0.8%
334,168	Summit Materials, Inc., Class A*	5,911,432

Consumer Finance – 1.4%
31,523	Curo Group Holdings Corp.	236,107
52,431	Encore Capital Group, Inc.*	1,674,122
113,453	Enova International, Inc.*	1,741,504
16,302	FirstCash, Inc.	848,356
618,690	Navient Corp.	4,955,707
18,614	Oportun Financial Corp.*	247,566
11,702	PRA Group, Inc.*	399,389
26,885	Regional Management Corp.*	546,303

		10,649,054

Containers & Packaging – 0.3%
201,348	O-I Glass, Inc.	1,898,712
6,460	UFP Technologies, Inc.*	239,407

		2,138,119

Diversified Consumer Services – 0.9%
58,001	American Public Education, Inc.*	1,639,688
11,460	Carriage Services, Inc.	295,783
53,239	Collectors Universe, Inc.	2,924,418
49,569	K12, Inc.*	1,183,212
88,461	Perdoceo Education Corp.*	998,725

		7,041,826

Diversified Financial Services – 0.3%
166,444	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	2,128,819

Diversified Telecommunication Services – 0.8%
193,861	Consolidated Communications Holdings, Inc.*	905,331
70,626	Iridium Communications, Inc.*	1,865,233
465,254	ORBCOMM, Inc.*	2,000,592
105,359	Vonage Holdings Corp.*	1,114,698

		5,885,854

Electric Utilities – 0.6%
114,931	Portland General Electric Co.	4,516,788

Electrical Equipment – 0.6%
14,555	Atkore International Group, Inc.*	301,143
66,403	Encore Wire Corp.	3,068,483
43,235	Powell Industries, Inc.	1,021,643

		4,391,269

Electronic Equipment, Instruments & Components – 3.0%
122,706	Belden, Inc.	3,789,161
77,700	Benchmark Electronics, Inc.	1,618,491
24,904	CTS Corp.	688,347
321,920	Knowles Corp.*	4,587,360
1,741	Rogers Corp.*	211,044
437,795	TTM Technologies, Inc.*	5,196,627

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
342,604	Vishay Intertechnology, Inc.	$5,557,037
44,179	Vishay Precision Group, Inc.*	1,055,436

		22,703,503

Energy Equipment & Services – 1.0%
95,940	Cactus, Inc., Class A	1,630,980
166,479	ChampionX Corp.*	1,453,362
90,954	Matrix Service Co.*	691,250
214,555	Oil States International, Inc.*	534,242
237,416	Patterson-UTI Energy, Inc.	607,785
57,211	SEACOR Holdings, Inc.*	1,752,373
97,014	Solaris Oilfield Infrastructure, Inc., Class A	575,293
78,812	US Silica Holdings, Inc.	214,369

		7,459,654

Entertainment – 0.2%
42,754	Gaia, Inc.*	433,526
140,194	Glu Mobile, Inc.*	1,003,789

		1,437,315

Equity Real Estate Investment Trusts (REITs) – 9.2%
157,053	American Assets Trust, Inc. REIT	3,287,119
12,452	Armada Hoffler Properties, Inc. REIT	112,193
289,419	CareTrust REIT, Inc. REIT	4,949,065
324,981	City Office REIT, Inc. REIT	2,053,880
47,853	Community Healthcare Trust, Inc. REIT	2,215,594
20,420	EastGroup Properties, Inc. REIT	2,717,494
6,723	Essential Properties Realty Trust, Inc. REIT	111,064
101,827	Four Corners Property Trust, Inc. REIT	2,580,296
57,884	Franklin Street Properties Corp. REIT	243,113
119,030	Gladstone Commercial Corp. REIT	1,934,237
16,847	Gladstone Land Corp. REIT	233,668
282,245	Independence Realty Trust, Inc. REIT	3,429,277
170,464	Industrial Logistics Properties Trust REIT	3,269,500
63,892	Kite Realty Group Trust REIT	661,921
468,511	Lexington Realty Trust REIT	4,652,314
112,925	National Storage Affiliates Trust REIT	3,827,028
66,175	New Senior Investment Group, Inc. REIT	258,744
126,132	NexPoint Residential Trust, Inc. REIT	5,590,170
12,942	Office Properties Income Trust REIT	238,262
333,789	Physicians Realty Trust REIT	5,627,683
147,712	PotlatchDeltic Corp. REIT	6,137,434
301,988	Retail Opportunity Investments Corp. REIT	2,938,343
187,006	Retail Properties of America, Inc., Class A REIT	979,911
127,470	Retail Value, Inc. REIT	1,593,375
164,732	RPT Realty REIT	805,539
447,851	Sabra Health Care REIT, Inc. REIT	5,893,719
19,625	Terreno Realty Corp. REIT	1,104,495
23,512	Universal Health Realty Income Trust REIT	1,257,187

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
147,412	Urban Edge Properties REIT	1,385,673
85,183	Whitestone REIT	507,691

		70,595,989

Food & Staples Retailing – 1.6%
35,047	Andersons, Inc. (The)	760,170
88,604	BJ’s Wholesale Club Holdings, Inc.*	3,392,647
105,941	Ingles Markets, Inc., Class A	3,799,044
47,638	Natural Grocers by Vitamin Cottage, Inc.	506,868
64,202	SpartanNash Co.	1,181,959
50,692	Weis Markets, Inc.	2,301,924

		11,942,612

Food Products – 1.1%
134,480	Darling Ingredients, Inc.*	5,782,640
50,053	Fresh Del Monte Produce, Inc.	1,077,641
4,991	John B. Sanfilippo & Son, Inc.	363,145
28,073	Seneca Foods Corp., Class A*	1,034,490

		8,257,916

Gas Utilities – 1.2%
58,352	Northwest Natural Holding Co.	2,593,163
26,862	Southwest Gas Holdings, Inc.	1,765,371
85,202	Spire, Inc.	4,774,720

		9,133,254

Health Care Equipment & Supplies – 1.2%
15,378	Inogen, Inc.*	449,192
74,822	Integer Holdings Corp.*	4,373,346
18,285	Invacare Corp.	148,291
130,363	Natus Medical, Inc.*	2,373,910
27,119	Neogen Corp.*	1,891,279
3,405	Utah Medical Products, Inc.	282,615

		9,518,633

Health Care Providers & Services – 1.3%
44,728	Covetrus, Inc.*	1,104,334
29,698	Hanger, Inc.*	518,824
19,194	National HealthCare Corp.	1,214,980
3,742	Owens & Minor, Inc.	93,999
127,018	Select Medical Holdings Corp.*	2,664,838
192,622	Tenet Healthcare Corp.*	4,726,944

		10,323,919

Health Care Technology – 0.1%
14,899	Computer Programs and Systems, Inc.	415,533
42,288	NextGen Healthcare, Inc.*	575,117

		990,650

Hotels, Restaurants & Leisure – 3.2%
30,503	Bloomin’ Brands, Inc.	426,432
23,732	Caesars Entertainment, Inc.*	1,063,668
33,859	Carrols Restaurant Group, Inc.*	198,075
29,506	Chuy’s Holdings, Inc.*	619,331
92,764	Del Taco Restaurants, Inc.*	687,845
37,872	Denny’s Corp.*	339,333
54,864	Dine Brands Global, Inc.	2,822,753
69,374	El Pollo Loco Holdings, Inc.*	979,561

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
60,354	Everi Holdings, Inc.*	$519,648
100,686	Fiesta Restaurant Group, Inc.*	869,927
168,519	International Game Technology PLC	1,383,541
24,145	Jack in the Box, Inc.	1,933,049
24,913	Papa John’s International, Inc.	1,908,336
60,306	Penn National Gaming, Inc.*	3,255,318
214,838	Red Rock Resorts, Inc., Class A	4,107,702
32,602	Wingstop, Inc.	3,792,591

		24,907,110

Household Durables – 2.2%
16,513	Century Communities, Inc.*	641,365
42,750	KB Home	1,378,687
87,571	M/I Homes, Inc.*	3,583,405
12,132	MDC Holdings, Inc.	527,985
30,693	Meritage Homes Corp.*	2,673,053
64,303	Taylor Morrison Home Corp.*	1,388,945
327,621	TRI Pointe Group, Inc.*	5,382,813
33,894	Universal Electronics, Inc.*	1,256,112

		16,832,365

Household Products – 0.2%
35,575	Central Garden & Pet Co., Class A*	1,258,999

Independent Power and Renewable Electricity Producers – 0.1%
266,741	Atlantic Power Corp.*	530,815

Insurance – 3.5%
177,363	American Equity Investment Life Holding Co.	4,402,150
21,950	AMERISAFE, Inc.	1,294,611
79,252	Argo Group International Holdings Ltd.	2,827,711
14,231	Enstar Group Ltd.*	2,445,882
697,156	Genworth Financial, Inc., Class A*	2,739,823
24,769	Goosehead Insurance, Inc., Class A	3,035,193
27,091	HCI Group, Inc.	1,272,735
1,728	Investors Title Co.	230,722
7,001	National Western Life Group, Inc., Class A	1,187,580
7,993	State Auto Financial Corp.	98,634
120,284	Stewart Information Services Corp.	5,098,839
19,833	Trupanion, Inc.*	1,418,853
51,070	Universal Insurance Holdings, Inc.	636,843

		26,689,576

Interactive Media & Services – 0.3%
16,209	Cargurus, Inc.*	323,045
212,408	Cars.com, Inc.*	1,569,695
2,614	EverQuote, Inc., Class A*	87,543
17,029	QuinStreet, Inc.*	272,549

		2,252,832

Internet & Direct Marketing Retail – 0.2%
5,518	Stamps.com, Inc.*	1,231,838

IT Services – 1.1%
24,700	Brightcove, Inc.*	312,455
446,523	Conduent, Inc.*	1,556,133
60,361	Hackett Group, Inc. (The)	779,864

Common Stocks – (continued)
IT Services – (continued)
116,303	Perspecta, Inc.	2,085,313
103,819	Sykes Enterprises, Inc.*	3,554,762

		8,288,527

Leisure Products – 0.8%
52,119	Nautilus, Inc.*	1,130,461
61,565	Smith & Wesson Brands, Inc.	1,021,363
38,859	Sturm Ruger & Co., Inc.	2,598,113
89,365	Vista Outdoor, Inc.*	1,766,746

		6,516,683

Machinery – 2.9%
5,969	Albany International Corp., Class A	304,061
65,549	Barnes Group, Inc.	2,405,648
36,094	Columbus McKinnon Corp.	1,223,226
52,591	Federal Signal Corp.	1,508,310
64,221	Franklin Electric Co., Inc.	3,835,920
63,543	Miller Industries, Inc.	1,902,477
44,378	Mueller Industries, Inc.	1,283,856
35,674	Navistar International Corp.*	1,537,906
9,573	RBC Bearings, Inc.*	1,139,666
217,405	Rexnord Corp.	6,974,352

		22,115,422

Marine – 0.1%
173,279	Costamare, Inc. (Monaco)	985,957

Media – 1.0%
12,957	EW Scripps Co. (The), Class A	117,649
217,426	Gray Television, Inc.*	2,756,962
17,308	Loral Space & Communications, Inc.	301,332
149,738	MSG Networks, Inc., Class A*	1,338,658
110,474	National CineMedia, Inc.	219,291
25,390	Scholastic Corp.	501,706
41,486	TechTarget, Inc.*	1,817,087
124,726	WideOpenWest, Inc.*	622,383

		7,675,068

Metals & Mining – 2.6%
483,832	Alcoa Corp.*	6,251,110
119,434	Allegheny Technologies, Inc.*	1,099,987
7,986	Carpenter Technology Corp.	139,595
13,062	Century Aluminum Co.*	85,948
207,018	Coeur Mining, Inc.*	1,463,617
128,539	Commercial Metals Co.	2,654,330
65,505	Haynes International, Inc.	1,061,836
659,349	Hecla Mining Co.	3,019,819
22,441	Kaiser Aluminum Corp.	1,412,212
26,846	Ryerson Holding Corp.*	211,278
34,214	TimkenSteel Corp.*	132,408
45,899	Worthington Industries, Inc.	2,258,690

		19,790,830

Mortgage Real Estate Investment Trusts (REITs) – 2.2%
663,048	Anworth Mortgage Asset Corp. REIT	1,087,399
90,881	Arlington Asset Investment Corp., Class A REIT	223,567
180,159	ARMOUR Residential REIT, Inc. REIT	1,718,717
429,520	Capstead Mortgage Corp. REIT	2,194,847

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
11,742	Cherry Hill Mortgage Investment Corp. REIT	$107,557
261,378	Chimera Investment Corp. REIT	2,182,506
86,152	Great Ajax Corp. REIT	661,647
377,132	Ladder Capital Corp. REIT	2,828,490
333,738	PennyMac Mortgage Investment Trust REIT	4,996,058
133,295	TPG RE Finance Trust, Inc. REIT	1,042,367

		17,043,155

Multiline Retail – 0.7%
114,025	Big Lots, Inc.	5,427,590

Multi-Utilities – 0.9%
17,377	Black Hills Corp.	984,581
121,021	NorthWestern Corp.	6,308,825

		7,293,406

Oil, Gas & Consumable Fuels – 2.2%
266,972	Ardmore Shipping Corp. (Ireland)	747,522
93,904	Brigham Minerals, Inc., Class A	828,233
237,074	Clean Energy Fuels Corp.*	587,944
405,528	DHT Holdings, Inc.	1,950,590
78,060	Diamond S Shipping, Inc.*	441,820
98,552	Dorian LPG Ltd.*	808,126
25,266	Frontline Ltd. (Norway)(a)	136,689
17,588	Golar LNG Ltd. (Cameroon)*	132,789
172,942	Green Plains, Inc.*	2,611,424
57,937	International Seaways, Inc.	784,467
214,086	Magnolia Oil & Gas Corp., Class A*	929,133
10,456	Ovintiv, Inc.	96,195
18,757	Renewable Energy Group, Inc.*	1,057,895
188,317	Scorpio Tankers, Inc. (Monaco)	1,660,956
154,280	SM Energy Co.	248,391
169,641	World Fuel Services Corp.	3,570,943

		16,593,117

Paper & Forest Products – 1.7%
125,391	Boise Cascade Co.	4,812,507
29,662	Clearwater Paper Corp.*	1,101,943
148,079	Glatfelter Corp.	2,113,087
158,190	Louisiana-Pacific Corp.	4,521,070
24,466	Neenah, Inc.	920,656

		13,469,263

Pharmaceuticals – 1.1%
23,737	Amneal Pharmaceuticals, Inc.*	98,746
61,134	ANI Pharmaceuticals, Inc.*	1,558,305
77,661	BioDelivery Sciences International, Inc.*	245,409
57,233	Endo International PLC*	261,555
43,247	Innoviva, Inc.*	467,500
46,213	Phibro Animal Health Corp., Class A	759,742
143,314	Prestige Consumer Healthcare, Inc.*	4,733,661

		8,124,918

Professional Services – 0.3%
12,985	Franklin Covey Co.*	219,706

Common Stocks – (continued)
Professional Services – (continued)
50,773	Huron Consulting Group, Inc.*	1,922,266

		2,141,972

Real Estate Management & Development – 0.2%
5,845	Forestar Group, Inc.*	97,261
3,089	FRP Holdings, Inc.*	124,981
35,372	Redfin Corp.*	1,477,488

		1,699,730

Road & Rail – 1.1%
10,940	Heartland Express, Inc.	200,312
279,513	Marten Transport Ltd.	4,289,127
10,714	Universal Logistics Holdings, Inc.	211,387
102,505	Werner Enterprises, Inc.	3,897,240

		8,598,066

Semiconductors & Semiconductor Equipment – 0.8%
34,290	Ambarella, Inc.*	1,874,634
23,348	Amkor Technology, Inc.*	276,674
97,067	Axcelis Technologies, Inc.*	2,142,269
236,340	NeoPhotonics Corp.*	1,609,475
8,717	Photronics, Inc.*	84,991
38,062	Rambus, Inc.*	524,875

		6,512,918

Software – 1.0%
228,361	Box, Inc., Class A*	3,539,595
112,479	ChannelAdvisor Corp.*	1,822,160
265,739	Cloudera, Inc.*	2,582,983

		7,944,738

Specialty Retail – 4.6%
317,701	Abercrombie & Fitch Co., Class A	4,517,708
9,521	Asbury Automotive Group, Inc.*	980,473
126,839	At Home Group, Inc.*	2,066,207
164,610	Bed Bath & Beyond, Inc.	3,259,278
26,756	Buckle, Inc. (The)	641,074
87,304	Caleres, Inc.	670,495
86,074	Camping World Holdings, Inc., Class A	2,275,797
33,853	Conn’s, Inc.*	317,203
1,314	Group 1 Automotive, Inc.	139,389
84,262	Haverty Furniture Cos., Inc.	2,108,235
40,239	Hibbett Sports, Inc.*	1,521,437
22,914	Lithia Motors, Inc., Class A	5,260,367
18,954	Lumber Liquidators Holdings, Inc.*	419,262
109,171	MarineMax, Inc.*	3,272,947
19,050	Rent-A-Center, Inc.	588,645
7,062	Sleep Number Corp.*	447,448
36,840	Sonic Automotive, Inc., Class A	1,328,450
281,214	Sportsman’s Warehouse Holdings, Inc.*	3,661,406
69,661	Zumiez, Inc.*	1,950,508

		35,426,329

Textiles, Apparel & Luxury Goods – 0.5%
4,217	Crocs, Inc.*	220,675
170,727	G-III Apparel Group Ltd.*	2,301,400

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
7,910	Movado Group, Inc.	$86,298
59,552	Wolverine World Wide, Inc.	1,588,252

		4,196,625

Thrifts & Mortgage Finance – 2.2%
11,648	Essent Group Ltd.	464,173
41,013	Flagstar Bancorp, Inc.	1,203,732
14,463	HomeStreet, Inc.	449,365
148,622	Meridian Bancorp, Inc.	1,850,344
83,228	Mr. Cooper Group, Inc.*	1,754,446
103,933	PennyMac Financial Services, Inc.	5,281,875
66,258	Radian Group, Inc.	1,189,331
238,090	Washington Federal, Inc.	5,068,936

		17,262,202

Tobacco – 0.3%
242,458	Vector Group Ltd.	2,228,189

Trading Companies & Distributors – 3.0%
55,112	Beacon Roofing Supply, Inc.*	1,691,938
6,360	DXP Enterprises, Inc.*	99,470
103,567	Foundation Building Materials, Inc.*	1,507,936
85,253	GMS, Inc.*	1,926,718
206,941	H&E Equipment Services, Inc.	4,354,039
32,240	Herc Holdings, Inc.*	1,430,166
401,091	MRC Global, Inc.*	1,708,648
227,299	NOW, Inc.*	925,107
159,861	Rush Enterprises, Inc., Class A	5,729,418
6,351	Titan Machinery, Inc.*	95,201
105,436	Triton International Ltd. (Bermuda)	3,888,480

		23,357,121

TOTAL COMMON STOCKS
(Cost $782,511,746)		$755,637,145

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
699,934	0.028%	$699,934
(Cost $699,934)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $783,211,680)		$756,337,079

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,369,422	0.028%	$3,369,422
(Cost $3,369,422)

TOTAL INVESTMENTS – 98.8%
(Cost $786,581,102)		$759,706,501

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		9,022,132

NET ASSETS – 100.0%		$768,728,633

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini Russell 2000 Index	140	12/18/20	$11,085,044	$(327,444)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 0.4%
860	General Dynamics Corp.	$112,944
40,716	Raytheon Technologies Corp.	2,211,693
5,554	Teledyne Technologies, Inc.*	1,717,019

		4,041,656

Air Freight & Logistics – 2.7%
43,973	FedEx Corp.	11,409,674
86,818	United Parcel Service, Inc., Class B	13,639,976
12,961	XPO Logistics, Inc.*	1,166,490

		26,216,140

Auto Components – 0.2%
66,993	Gentex Corp.	1,853,696

Automobiles – 0.1%
54,651	Ford Motor Co.	422,452
1,736	Tesla, Inc.*	673,638

		1,096,090

Banks – 1.9%
207,455	Bank of America Corp.	4,916,683
58,709	Citigroup, Inc.	2,431,727
8,413	JPMorgan Chase & Co.	824,811
11,739	Signature Bank	947,807
402,573	Wells Fargo & Co.	8,635,191

		17,756,219

Beverages – 1.1%
137,833	Monster Beverage Corp.*	10,553,873

Biotechnology – 2.8%
170,072	AbbVie, Inc.	14,473,127
16,347	Biogen, Inc.*	4,120,588
40,294	Vertex Pharmaceuticals, Inc.*	8,395,658

		26,989,373

Building Products – 1.5%
11,458	Lennox International, Inc.	3,112,680
187,579	Masco Corp.	10,054,234
8,062	Trane Technologies PLC	1,070,231

		14,237,145

Capital Markets – 3.9%
174,900	Bank of New York Mellon Corp. (The)	6,009,564
77,031	CME Group, Inc.	11,610,112
10,444	MarketAxess Holdings, Inc.	5,627,749
19,492	Northern Trust Corp.	1,525,639
38,228	S&P Global, Inc.	12,337,323

		37,110,387

Chemicals – 3.2%
251,144	Axalta Coating Systems Ltd.*	6,306,226
22,217	CF Industries Holdings, Inc.	613,411
38,667	Corteva, Inc.	1,275,238
111,911	Dow, Inc.	5,090,831
24,088	Linde PLC (United Kingdom)	5,307,550

Common Stocks – (continued)
Chemicals – (continued)
3,585	RPM International, Inc.	303,542
17,079	Sherwin-Williams Co. (The)	11,750,011

		30,646,809

Commercial Services & Supplies – 0.1%
1,593	Cintas Corp.	501,078

Communications Equipment – 0.0%
682	Arista Networks, Inc.*	142,470

Construction Materials – 0.0%
548	Martin Marietta Materials, Inc.	145,960

Consumer Finance – 1.1%
19,017	Capital One Financial Corp.	1,389,763
351,809	Synchrony Financial	8,802,261

		10,192,024

Diversified Consumer Services – 0.3%
24,904	Chegg, Inc.*	1,828,949
2,869	frontdoor, Inc.*	113,670
57,388	H&R Block, Inc.	990,517

		2,933,136

Diversified Financial Services – 1.5%
22,133	Berkshire Hathaway, Inc., Class B*	4,468,653
72,083	Jefferies Financial Group, Inc.	1,406,339
183,819	Voya Financial, Inc.	8,810,445

		14,685,437

Electric Utilities – 0.3%
28,049	Entergy Corp.	2,839,120

Electrical Equipment – 0.2%
21,305	AMETEK, Inc.	2,092,151

Energy Equipment & Services – 0.2%
112,021	Schlumberger NV	1,673,594

Entertainment – 2.7%
34,831	Netflix, Inc.*	16,570,500
5,658	Roku, Inc.*	1,145,179
11,490	Spotify Technology SA*	2,756,336
25,965	Take-Two Interactive Software, Inc.*	4,022,498
113,088	Zynga, Inc., Class A*	1,016,661

		25,511,174

Equity Real Estate Investment Trusts (REITs) – 5.6%
57,133	American Tower Corp. REIT	13,120,593
84,978	Equity LifeStyle Properties, Inc. REIT	5,029,848
33,054	First Industrial Realty Trust, Inc. REIT	1,315,880
348,432	Invitation Homes, Inc. REIT	9,498,256
14,431	Mid-America Apartment Communities, Inc. REIT	1,683,088
96,291	Prologis, Inc. REIT	9,552,067
32,920	SBA Communications Corp. REIT	9,558,980
17,895	Sun Communities, Inc. REIT	2,462,889
266,269	VEREIT, Inc. REIT	1,650,868

		53,872,469

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 3.3%
42,011	Costco Wholesale Corp.	$15,023,974
117,919	Walmart, Inc.	16,361,261

		31,385,235

Food Products – 0.1%
13,787	Tyson Foods, Inc., Class A	789,030

Health Care Equipment & Supplies – 3.1%
3,264	Align Technology, Inc.*	1,390,725
13,025	Cooper Cos., Inc. (The)	4,155,626
12,513	Danaher Corp.	2,872,234
1,998	DexCom, Inc.*	638,521
15,154	Edwards Lifesciences Corp.*	1,086,390
124,321	Hologic, Inc.*	8,555,771
1,044	Quidel Corp.*	280,095
5,136	STERIS PLC	910,048
36,943	West Pharmaceutical Services, Inc.	10,051,082

		29,940,492

Health Care Providers & Services – 4.3%
40,786	Anthem, Inc.	11,126,421
40,938	Cigna Corp.	6,835,418
85,359	HCA Healthcare, Inc.	10,579,394
11,815	Humana, Inc.	4,717,493
8,713	UnitedHealth Group, Inc.	2,658,685
49,358	Universal Health Services, Inc., Class B	5,407,169

		41,324,580

Hotels, Restaurants & Leisure – 1.1%
8,482	Chipotle Mexican Grill, Inc.*	10,190,953
2,655	Darden Restaurants, Inc.	244,048

		10,435,001

Household Durables – 0.5%
18,713	D.R. Horton, Inc.	1,250,216
84,494	PulteGroup, Inc.	3,443,975

		4,694,191

Household Products – 0.3%
18,393	Procter & Gamble Co. (The)	2,521,680

Insurance – 3.0%
95,002	Allstate Corp. (The)	8,431,428
27,728	American Financial Group, Inc.	2,077,936
36,649	Aon PLC, Class A	6,743,782
123,722	Arch Capital Group Ltd.*	3,737,642
48,963	Athene Holding Ltd., Class A*	1,570,733
4,379	Chubb Ltd.	568,876
40,268	First American Financial Corp.	1,795,550
31,843	Globe Life, Inc.	2,582,149
52,668	Old Republic International Corp.	857,435
2,797	Primerica, Inc.	308,341

		28,673,872

Interactive Media & Services – 7.6%
8,542	Alphabet, Inc., Class A*	13,804,812
16,103	Alphabet, Inc., Class C*	26,103,124

Common Stocks – (continued)
Interactive Media & Services – (continued)
112,864	Facebook, Inc., Class A*	29,695,647
53,170	Pinterest, Inc., Class A*	3,134,371

		72,737,954

Internet & Direct Marketing Retail – 7.2%
18,136	Amazon.com, Inc.*	55,063,616
139,732	eBay, Inc.	6,655,435
18,547	Etsy, Inc.*	2,255,130
17,826	Wayfair, Inc., Class A*	4,421,383

		68,395,564

IT Services – 5.6%
1,172	Black Knight, Inc.*	103,078
92,553	Fidelity National Information Services, Inc.	11,531,178
73,799	International Business Machines Corp.	8,240,396
91,423	PayPal Holdings, Inc.*	17,016,563
19,150	VeriSign, Inc.*	3,651,905
70,682	Visa, Inc., Class A	12,843,626
27,909	Western Union Co. (The)	542,551

		53,929,297

Life Sciences Tools & Services – 2.5%
2,011	Illumina, Inc.*	588,620
3,841	IQVIA Holdings, Inc.*	591,476
6,305	Mettler-Toledo International, Inc.*	6,291,823
28,744	PerkinElmer, Inc.	3,723,785
26,345	Thermo Fisher Scientific, Inc.	12,464,346

		23,660,050

Machinery – 0.6%
2,316	Dover Corp.	256,404
8,360	Illinois Tool Works, Inc.	1,637,557
40,579	PACCAR, Inc.	3,464,635
3,419	Parker-Hannifin Corp.	712,383

		6,070,979

Media – 1.0%
23,565	Liberty Broadband Corp., Class C*	3,339,396
132,822	Omnicom Group, Inc.	6,269,199

		9,608,595

Metals & Mining – 0.1%
52,739	Freeport-McMoRan, Inc.	914,494

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
152,982	Starwood Property Trust, Inc. REIT	2,137,159

Multiline Retail – 1.3%
79,724	Target Corp.	12,135,587

Oil, Gas & Consumable Fuels – 0.1%
44,063	Kinder Morgan, Inc.	524,350

Personal Products – 0.2%
31,780	Herbalife Nutrition Ltd.*	1,434,549

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 3.2%
13,701	Horizon Therapeutics PLC*	$1,026,616
8,960	Jazz Pharmaceuticals PLC*	1,291,136
101,381	Johnson & Johnson	13,900,349
149,770	Mylan NV*	2,177,656
77,462	Zoetis, Inc.	12,281,600

		30,677,357

Road & Rail – 1.1%
54,944	Old Dominion Freight Line, Inc.	10,459,689

Semiconductors & Semiconductor Equipment – 4.2%
56,490	Advanced Micro Devices, Inc.*	4,253,132
66,448	Applied Materials, Inc.	3,935,715
27,099	Lam Research Corp.	9,270,026
3,870	NVIDIA Corp.	1,940,263
52,884	NXP Semiconductors NV (Netherlands)	7,145,686
94,978	Texas Instruments, Inc.	13,732,869

		40,277,691

Software – 9.3%
38,056	Adobe, Inc.*	17,014,837
32,874	Dropbox, Inc., Class A*	600,279
7,791	Intuit, Inc.	2,451,672
295,127	Microsoft Corp.	59,754,364
6,238	ServiceNow, Inc.*	3,103,842
11,958	Workday, Inc., Class A*	2,512,615
7,129	Zoom Video Communications, Inc., Class A*	3,285,827

		88,723,436

Specialty Retail – 2.4%
155,345	Dick’s Sporting Goods, Inc.	8,800,294
2,523	Home Depot, Inc. (The)	672,909
86,385	Lowe’s Cos., Inc.	13,657,469

		23,130,672

Technology Hardware, Storage & Peripherals – 5.5%
484,941	Apple, Inc.	52,790,677
5,880	Western Digital Corp.	221,853

		53,012,530

Textiles, Apparel & Luxury Goods – 0.6%
1,685	Lululemon Athletica, Inc.*	538,004
46,991	NIKE, Inc., Class B	5,642,679

		6,180,683

TOTAL COMMON STOCKS
(Cost $773,377,234)		$938,864,718

Shares	Dividend Rate	Value

Investment Company – 0.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,919,683	0.028%	$2,919,683
(Cost $2,919,683)

TOTAL INVESTMENTS – 98.5%
(Cost $776,296,917)		$941,784,401

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		14,400,826

NET ASSETS – 100.0%		$956,185,227

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,302,882,306, $309,676,390 and $553,803,160, respectively)(a)	$1,868,087,658	$317,333,574	$539,142,024
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $0 and $5,113,213, respectively)	—	—	5,113,213
Cash	15,290,089	3,093,097	4,873,506
Receivables:
Investments sold	54,235,968	—	9,244,269
Fund shares sold	1,457,018	503,252	532,618
Dividends	890,401	382,630	241,287
Reimbursement from investment adviser	55,264	4,226	32,581
Collateral on certain derivative contracts(b)	49,600	—	—
Foreign tax reclaims	1,192	—	—
Securities lending income	189	—	35,472
Other assets	70,290	42,759	61,835
Total assets	1,940,137,669	321,359,538	559,276,805

Liabilities:
Variation margin on futures contracts	5,640	—	—
Payables:
Investments purchased	49,377,207	—	8,738,695
Fund shares redeemed	3,662,088	420,786	390,260
Management fees	841,334	148,310	390,467
Distribution and Service fees and Transfer Agency fees	270,298	47,468	51,101
Upon return of securities loaned	—	—	5,113,213
Accrued expenses	340,099	177,428	223,908
Total liabilities	54,496,666	793,992	14,907,644

Net Assets:
Paid-in capital	1,149,841,582	343,490,263	581,582,622
Total distributable earnings (loss)	735,799,421	(22,924,717)	(37,213,461)
NET ASSETS	$1,885,641,003	$320,565,546	$544,369,161
Net Assets:
Class A	$286,777,421	$47,125,384	$34,070,793
Class C	41,838,252	8,773,416	5,951,379
Institutional	741,893,138	88,472,050	216,274,151
Service	47,346,128	5,230,227	2,866,755
Investor	308,107,081	70,302,285	64,724,255
Class R6	373,079,365	65,691,598	119,495,526
Class R	27,313,750	4,884,549	13,816,627
Class P	59,285,868	30,086,037	87,169,675
Total Net Assets	$1,885,641,003	$320,565,546	$544,369,161
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,620,723	2,450,761	1,483,634
Class C	1,272,978	460,464	306,982
Institutional	18,946,917	4,608,018	9,019,100
Service	1,280,154	270,778	127,103
Investor	8,300,292	3,671,034	2,832,072
Class R6	9,532,855	3,421,672	4,982,443
Class R	746,633	255,805	617,809
Class P	1,515,582	1,567,950	3,635,327
Net asset value, offering and redemption price per share:(c)
Class A	$37.63	$19.23	$22.96
Class C	32.87	19.05	19.39
Institutional	39.16	19.20	23.98
Service	36.98	19.32	22.55
Investor	37.12	19.15	22.85
Class R6	39.14	19.20	23.98
Class R	36.58	19.09	22.36
Class P	39.12	19.19	23.98

(a)	Includes loaned securities having a market value of $4,356,310 for the Small Cap Equity Insights Fund.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures

Large Cap Growth Insights	$49,600

(c)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $39.82, $20.35 and $24.30, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2020

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $937,772,448, $782,511,746 and $773,377,234, respectively)(a)	$977,743,742	$755,637,145	$938,864,718
Investments in affiliated issuers, at value (cost $0, $699,934 and $2,919,683, respectively)	—	699,934	2,919,683
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $11,156,338, $3,369,422 and $0, respectively)	11,156,338	3,369,422	—
Cash	158,421	12,191,260	14,610,034
Receivables:
Investments sold	7,090,437	—	26,661,245
Fund shares sold	1,486,023	1,355,198	1,009,071
Dividends	246,084	567,369	665,884
Securities lending income	115,190	2,858	—
Reimbursement from investment adviser	109,192	102,908	15,995
Collateral on certain derivative contracts(b)	—	1,011,000	—
Foreign tax reclaims	—	—	916
Other assets	49,806	67,827	54,354
Total assets	998,155,233	775,004,921	984,801,900

Liabilities:
Variation margin on futures contracts	—	151,200	—
Payables:
Upon return of securities loaned	11,156,338	3,369,422	—
Fund shares redeemed	3,177,716	1,590,133	1,007,832
Investments purchased	1,008,154	286,765	26,678,352
Management fees	719,493	538,330	440,952
Distribution and Service fees and Transfer Agency fees	108,867	97,549	179,591
Accrued expenses	388,506	242,889	309,946
Total liabilities	16,559,074	6,276,288	28,616,673

Net Assets:
Paid-in capital	910,954,044	814,350,403	757,788,943
Total distributable earnings (loss)	70,642,115	(45,621,770)	198,396,284
NET ASSETS	$981,596,159	$768,728,633	$956,185,227
Net Assets:
Class A	$50,864,935	$98,493,328	$294,540,151
Class C	6,439,158	5,312,629	16,275,161
Institutional	200,116,145	190,490,636	255,177,130
Service	—	—	5,761,086
Investor	442,743,243	273,560,338	88,924,423
Class R6	263,023,490	158,329,659	8,870,521
Class R	8,167,952	14,038,263	41,005,196
Class P	10,241,236	28,503,780	245,631,559
Total Net Assets	$981,596,159	$768,728,633	$956,185,227
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,483,504	2,991,233	5,482,489
Class C	254,944	236,370	341,115
Institutional	4,855,404	4,261,324	4,589,153
Service	—	—	107,927
Investor	12,491,208	8,346,883	1,677,189
Class R6	6,377,583	3,542,433	159,660
Class R	249,681	435,886	779,170
Class P	248,334	637,825	4,421,075
Net asset value, offering and redemption price per share:(c)
Class A	$34.29	$32.93	$53.72
Class C	25.26	22.48	47.71
Institutional	41.22	44.70	55.60
Service	—	—	53.38
Investor	35.44	32.77	53.02
Class R6	41.24	44.70	55.56
Class R	32.71	32.21	52.63
Class P	41.24	44.69	55.56

(a)	Includes loaned securities having a market value of $9,792,044 and $2,655,438 for the Small Cap Growth Insights Fund and Small Cap Value Insights Fund, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures

Small Cap Value Insights	$1,011,000

(c)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $36.29, $34.85 and $56.85, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $7,955, $9,345 and $18,065, respectively)	$16,974,080	$8,382,949	$7,149,017

Securities lending income — affiliated issuer	60,951	1,794	205,240

Dividends — affiliated issuers	1,262	1,558	41,763

Total investment income	17,036,293	8,386,301	7,396,020

Expenses:

Management fees	9,339,577	1,977,747	4,969,932

Transfer Agency fees(a)	1,615,647	361,295	396,609

Distribution and Service (12b-1) fees(a)	1,299,447	261,413	236,923

Printing and mailing costs	289,872	106,525	144,996

Custody, accounting and administrative services	258,843	82,913	116,917

Professional fees	120,145	119,193	120,757

Shareholder Administration fees — Service Shares	116,627	15,924	7,159

Service fees — Class C	103,338	27,132	16,759

Trustee fees	23,464	21,250	21,658

Registration fees	—	72,047	71,204

Other	52,555	14,432	34,964

Total expenses	13,219,515	3,059,871	6,137,878

Less — expense reductions	(672,657)	(401,867)	(491,039)

Net expenses	12,546,858	2,658,004	5,646,839

NET INVESTMENT INCOME	4,489,435	5,728,297	1,749,181

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	176,603,228	(23,147,309)	(12,187,726)

Futures	1,151,295	299,068	(2,606,855)

Foreign currency transactions	170	31	—

Net change in unrealized gain (loss) on:

Investments	209,194,579	(18,638,685)	(58,560,361)

Futures	6,645	—	141,112

Foreign currency translations	51	—	—

Net realized and unrealized gain (loss)	386,955,968	(41,486,895)	(73,213,830)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,445,403	$(35,758,598)	$(71,464,649)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights	$728,887	$310,013	$116,627	$143,920	$485,418	$68,803	$291,548	$18,661	$585,144	$101,541	$47,994	$16,538
Large Cap Value Insights	139,285	81,397	15,924	24,807	93,018	18,128	40,838	2,548	168,621	20,493	8,267	9,382
Small Cap Equity Insights	106,678	50,277	7,159	72,809	71,331	11,185	104,261	1,145	117,406	39,204	24,269	27,808

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2020

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $1,593, $29,411 and $16,108, respectively)	$7,088,361	$11,495,779	$14,354,959

Securities lending income — affiliated issuer	538,882	119,174	4,607

Dividends — affiliated issuers	31,922	71,062	7,986

Total investment income	7,659,165	11,686,015	14,367,552

Expenses:

Management fees	8,627,577	5,298,115	4,979,341

Transfer Agency fees(a)	1,005,874	629,142	922,023

Printing and mailing costs	490,362	182,002	178,705

Distribution and Service (12b-1) fees(a)	264,466	360,494	1,076,254

Custody, accounting and administrative services	168,969	121,624	174,317

Professional fees	119,172	119,163	119,172

Registration fees	24,147	137,244	37,346

Trustee fees	22,333	21,713	22,097

Service fees — Class C	18,455	15,981	39,622

Shareholder Administration fees — Service Shares	—	—	15,414

Other	70,466	46,147	42,206

Total expenses	10,811,821	6,931,625	7,606,497

Less — expense reductions	(857,613)	(611,902)	(537,643)

Net expenses	9,954,208	6,319,723	7,068,854

NET INVESTMENT INCOME (LOSS)	(2,295,043)	5,366,292	7,298,698

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	31,697,603	(17,367,764)	43,376,791

Futures	4,724,182	(1,174,911)	255,674

Foreign currency transactions	—	—	130

Net change in unrealized gain (loss) on:

Investments	(35,561,959)	(59,093,357)	36,827,612

Futures	234,858	(735,645)	—

Foreign currency translations	—	—	40

Net realized and unrealized gain (loss)	1,094,684	(78,371,677)	80,460,247

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,200,359)	$(73,005,385)	$87,758,945

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights	$152,471	$55,365	$—	$56,630	$101,857	$12,313	$119,215	$—	$662,914	$87,253	$18,973	$3,349
Small Cap Value Insights	273,867	47,944	—	38,683	182,774	10,680	71,761	—	297,487	42,674	12,881	10,885
U.S. Equity Insights	732,541	118,867	15,414	209,432	487,805	26,378	106,000	2,466	156,656	2,493	69,773	70,452

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$4,489,435	$12,022,707	$5,728,297	$8,266,546

Net realized gain (loss)	177,754,693	67,769,530	(22,848,210)	(5,618,538)

Net change in unrealized gain (loss)	209,201,275	147,817,520	(18,638,685)	24,942,599

Net increase (decrease) in net assets resulting from operations	391,445,403	227,609,757	(35,758,598)	27,590,607

Distributions to shareholders:

Total distributable earnings:

Class A Shares	(11,437,017)	(27,564,725)	(721,696)	(4,045,532)

Class C Shares	(1,652,223)	(4,973,355)	(57,654)	(634,798)

Institutional Shares	(30,583,438)	(67,332,090)	(1,709,480)	(8,978,283)

Service Shares	(1,907,093)	(4,268,995)	(72,282)	(592,566)

Investor Shares	(16,644,105)	(35,840,025)	(1,570,378)	(6,499,108)

Class R6 Shares	(12,792,716)	(30,834,650)	(1,156,248)	(10,049,072)

Class R Shares	(1,215,415)	(2,118,839)	(52,688)	(346,593)

Class P Shares	(2,075,071)	(3,340,204)	(534,539)	(1,984,309)

Total distributions to shareholders	(78,307,078)	(176,272,883)	(5,874,965)	(33,130,261)

From share transactions:

Proceeds from sales of shares	499,794,164	674,755,517	87,609,068	313,186,552

Reinvestment of distributions	69,749,290	159,092,941	5,573,203	30,462,643

Cost of shares redeemed	(949,944,612)	(990,901,692)	(184,044,568)	(357,980,026)

Net decrease in net assets resulting from share transactions	(380,401,158)	(157,053,234)	(90,862,297)	(14,330,831)

TOTAL DECREASE	(67,262,833)	(105,716,360)	(132,495,860)	(19,870,485)

Net assets:

Beginning of year	1,952,903,836	2,058,620,196	453,061,406	472,931,891

End of year	$1,885,641,003	$1,952,903,836	$320,565,546	$453,061,406

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income (loss)	$1,749,181	$3,000,138	$(2,295,043)	$(896,597)

Net realized gain (loss)	(14,794,581)	(8,624,564)	36,421,785	12,785,720

Net change in unrealized gain (loss)	(58,419,249)	53,942,051	(35,327,101)	61,026,644

Net increase (decrease) in net assets resulting from operations	(71,464,649)	48,317,625	(1,200,359)	72,915,767

Distributions to shareholders:

Total distributable earnings:

Class A Shares	(108,619)	(2,973,498)	(1,157,729)	(8,979,679)

Class C Shares	—	(464,085)	(152,869)	(1,069,015)

Institutional Shares	(1,626,736)	(11,437,346)	(3,974,277)	(27,575,852)

Service Shares	(3,071)	(124,376)	—	—

Investor Shares	(374,689)	(2,425,323)	(5,138,376)	(31,017,003)

Class R6 Shares	(850,889)	(9,476,064)	(3,615,584)	(14,097,427)

Class R Shares	—	(786,446)	(284,681)	(2,101,140)

Class P Shares	(596,984)	(3,278,915)	(145,698)	(778,940)

Total distributions to shareholders	(3,560,988)	(30,966,053)	(14,469,214)	(85,619,056)

From share transactions:

Proceeds from sales of shares	198,765,373	382,161,015	346,717,657	549,336,651

Reinvestment of distributions	3,490,560	30,650,153	14,049,097	84,301,544

Cost of shares redeemed	(288,552,551)	(300,885,593)	(524,576,347)	(321,356,916)

Net increase (decrease) in net assets resulting from share transactions	(86,296,618)	111,925,575	(163,809,593)	312,281,279

TOTAL INCREASE (DECREASE)	(161,322,255)	129,277,147	(179,479,166)	299,577,990

Net assets:

Beginning of year	705,691,416	576,414,269	1,161,075,325	861,497,335

End of year	$544,369,161	$705,691,416	$981,596,159	$1,161,075,325

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$5,366,292	$3,524,458	$7,298,698	$17,119,702

Net realized gain (loss)	(18,542,675)	(3,519,243)	43,632,595	(12,531,144)

Net change in unrealized gain (loss)	(59,829,002)	37,195,393	36,827,652	112,092,449

Net increase (decrease) in net assets resulting from operations	(73,005,385)	37,200,608	87,758,945	116,681,007

Distributions to shareholders:

Total distributable earnings:

Class A Shares	(827,588)	(10,543,077)	(4,157,727)	(11,514,034)

Class C Shares	(32,365)	(844,101)	(140,002)	(572,348)

Institutional Shares	(1,458,393)	(4,776,734)	(4,700,529)	(34,531,169)

Service Shares	—	—	(95,840)	(218,665)

Investor Shares	(694,092)	(1,907,349)	(1,879,914)	(4,499,108)

Class R6 Shares	(897,586)	(1,908,993)	(169,754)	(1,352,886)

Class R Shares	(61,450)	(225,486)	(507,892)	(1,722,455)

Class P Shares	(358,606)	(2,877,391)	(4,032,946)	(6,101,132)

Total distributions to shareholders	(4,330,080)	(23,083,131)	(15,684,604)	(60,511,797)

From share transactions:

Proceeds from sales of shares	543,633,517	372,978,518	166,576,705	475,796,540

Reinvestment of distributions	4,217,944	22,702,592	15,415,026	59,440,795

Cost of shares redeemed	(270,076,116)	(106,350,529)	(314,438,554)	(1,128,321,651)

Net increase (decrease) in net assets resulting from share transactions	277,775,345	289,330,581	(132,446,823)	(593,084,316)

TOTAL INCREASE (DECREASE)	200,439,880	303,448,058	(60,372,482)	(536,915,106)

Net assets:

Beginning of year	568,288,753	264,840,695	1,016,557,709	1,553,472,815

End of year	$768,728,633	$568,288,753	$956,185,227	$1,016,557,709

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.54	$31.05	$30.36	$23.44	$23.13

Net investment income(a)	— (b)	0.10	0.10	0.10	0.11

Net realized and unrealized gain	7.31	3.00	1.96	6.93	0.33

Total from investment operations	7.31	3.10	2.06	7.03	0.44

Distributions to shareholders from net investment income	(0.10)	(0.09)	(0.08)	(0.11)	(0.13)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.22)	(2.61)	(1.37)	(0.11)	(0.13)

Net asset value, end of year	$37.63	$31.54	$31.05	$30.36	$23.44

Total Return(c)	23.84%	11.28%	6.95%	30.11%	1.93%

Net assets, end of year (in 000’s)	$286,777	$301,506	$317,418	$316,689	$254,036

Ratio of net expenses to average net assets	0.92%	0.93%	0.92%	0.95%	0.96%

Ratio of total expenses to average net assets	0.95%	0.97%	0.95%	1.10%	1.15%

Ratio of net investment income to average net assets	(0.01)%	0.33%	0.32%	0.38%	0.49%

Portfolio turnover rate(e)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$27.79	$27.78	$27.42	$21.23	$21.02

Net investment loss(a)	(0.23)	(0.10)	(0.12)	(0.09)	(0.05)

Net realized and unrealized gain	6.43	2.63	1.77	6.28	0.30

Total from investment operations	6.20	2.53	1.65	6.19	0.25

Distributions to shareholders from net investment income	—	—	—	—	(0.04)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.12)	(2.52)	(1.29)	—	(0.04)

Net asset value, end of year	$32.87	$27.79	$27.78	$27.42	$21.23

Total Return(b)	22.97%	10.42%	6.18%	29.16%	1.18%

Net assets, end of year (in 000’s)	$41,838	$42,004	$56,046	$63,500	$48,610

Ratio of net expenses to average net assets	1.67%	1.68%	1.67%	1.70%	1.71%

Ratio of total expenses to average net assets	1.70%	1.72%	1.70%	1.85%	1.90%

Ratio of net investment loss to average net assets	(0.76)%	(0.40)%	(0.42)%	(0.37)%	(0.25)%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$32.77	$32.17	$31.39	$24.21	$23.86

Net investment income(a)	0.13	0.23	0.23	0.22	0.21

Net realized and unrealized gain	7.61	3.09	2.02	7.15	0.34

Total from investment operations	7.74	3.32	2.25	7.37	0.55

Distributions to shareholders from net investment income	(0.23)	(0.20)	(0.18)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.35)	(2.72)	(1.47)	(0.19)	(0.20)

Net asset value, end of year	$39.16	$32.77	$32.17	$31.39	$24.21

Total Return(b)	24.33%	11.70%	7.38%	30.63%	2.35%

Net assets, end of year (in 000’s)	$741,893	$760,316	$806,091	$897,009	$448,961

Ratio of net expenses to average net assets	0.54%	0.54%	0.53%	0.56%	0.56%

Ratio of total expenses to average net assets	0.58%	0.58%	0.56%	0.70%	0.75%

Ratio of net investment income to average net assets	0.36%	0.72%	0.71%	0.78%	0.89%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.02	$30.53	$29.94	$23.15	$22.89

Net investment income (loss)(a)	(0.05)	0.07	0.07	0.04	0.08

Net realized and unrealized gain	7.20	2.95	1.92	6.88	0.33

Total from investment operations	7.15	3.02	1.99	6.92	0.41

Distributions to shareholders from net investment income	(0.07)	(0.01)	(0.11)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.19)	(2.53)	(1.40)	(0.13)	(0.15)

Net asset value, end of year	$36.98	$31.02	$30.53	$29.94	$23.15

Total Return(b)	23.68%	11.15%	6.82%	30.04%	1.82%

Net assets, end of year (in 000’s)	$47,346	$50,445	$53,347	$67,450	$12,517

Ratio of net expenses to average net assets	1.04%	1.04%	1.03%	1.05%	1.06%

Ratio of total expenses to average net assets	1.08%	1.08%	1.06%	1.19%	1.26%

Ratio of net investment income (loss) to average net assets	(0.13)%	0.22%	0.21%	0.17%	0.34%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.13	$30.69	$30.03	$23.19	$22.88

Net investment income(a)	0.09	0.17	0.18	0.16	0.17

Net realized and unrealized gain	7.21	2.95	1.93	6.86	0.32

Total from investment operations	7.30	3.12	2.11	7.02	0.49

Distributions to shareholders from net investment income	(0.19)	(0.16)	(0.16)	(0.18)	(0.18)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.31)	(2.68)	(1.45)	(0.18)	(0.18)

Net asset value, end of year	$37.12	$31.13	$30.69	$30.03	$23.19

Total Return(b)	24.17%	11.56%	7.23%	30.43%	2.18%

Net assets, end of year (in 000’s)	$308,107	$401,677	$415,757	$365,836	$48,133

Ratio of net expenses to average net assets	0.67%	0.68%	0.67%	0.70%	0.71%

Ratio of total expenses to average net assets	0.70%	0.72%	0.70%	0.84%	0.90%

Ratio of net investment income to average net assets	0.26%	0.58%	0.56%	0.59%	0.74%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$32.75	$32.15	$31.38	$24.21	$23.86

Net investment income(a)	0.13	0.23	0.24	0.21	0.18

Net realized and unrealized gain	7.61	3.10	2.01	7.16	0.38

Total from investment operations	7.74	3.33	2.25	7.37	0.56

Distributions to shareholders from net investment income	(0.23)	(0.21)	(0.19)	(0.20)	(0.21)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.35)	(2.73)	(1.48)	(0.20)	(0.21)

Net asset value, end of year	$39.14	$32.75	$32.15	$31.38	$24.21

Total Return(b)	24.36%	11.72%	7.37%	30.64%	2.38%

Net assets, end of year (in 000’s)	$373,079	$313,461	$344,129	$133,877	$8,208

Ratio of net expenses to average net assets	0.53%	0.53%	0.52%	0.54%	0.54%

Ratio of total expenses to average net assets	0.57%	0.57%	0.55%	0.67%	0.74%

Ratio of net investment income to average net assets	0.36%	0.75%	0.71%	0.74%	0.72%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$30.73	$30.30	$29.67	$22.93	$22.71

Net investment income (loss)(a)	(0.08)	0.02	0.02	0.04	0.05

Net realized and unrealized gain	7.12	2.93	1.92	6.78	0.32

Total from investment operations	7.04	2.95	1.94	6.82	0.37

Distributions to shareholders from net investment income	(0.07)	—	(0.02)	(0.08)	(0.15)

Distributions to shareholders from net realized gains	(1.12)	(2.52)	(1.29)	—	—

Total distributions	(1.19)	(2.52)	(1.31)	(0.08)	(0.15)

Net asset value, end of year	$36.58	$30.73	$30.30	$29.67	$22.93

Total Return(b)	23.55%	10.98%	6.69%	29.81%	1.66%

Net assets, end of year (in 000’s)	$27,314	$34,397	$25,893	$29,734	$20,635

Ratio of net expenses to average net assets	1.17%	1.18%	1.17%	1.20%	1.21%

Ratio of total expenses to average net assets	1.20%	1.22%	1.20%	1.35%	1.40%

Ratio of net investment income (loss) to average net assets	(0.25)%	0.05%	0.08%	0.14%	0.22%

Portfolio turnover rate(c)	218%	192%	188%	196%	254%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$32.74	$32.15	$32.07

Net investment income(b)	0.13	0.22	0.12

Net realized and unrealized gain (loss)	7.61	3.10	(0.04)

Total from investment operations	7.74	3.32	0.08

Distributions to shareholders from net investment income	(0.24)	(0.21)	—

Distributions to shareholders from net realized gains	(1.12)	(2.52)	—

Total distributions	(1.36)	(2.73)	—

Net asset value, end of period	$39.12	$32.74	$32.15

Total Return(c)	24.34%	11.71%	0.25%

Net assets, end of period (in 000’s)	$59,286	$49,099	$39,938

Ratio of net expenses to average net assets	0.53%	0.53%	0.52	%(d)

Ratio of total expenses to average net assets	0.57%	0.57%	0.56	%(d)

Ratio of net investment income to average net assets	0.36%	0.71%	0.66	%(d)

Portfolio turnover rate(e)	218%	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.27	$21.59	$21.01	$17.27	$16.92

Net investment income(a)	0.25	0.28	0.25	0.27	0.23

Net realized and unrealized gain (loss)	(2.03)	0.75	0.56	3.77	0.33

Total from investment operations	(1.78)	1.03	0.81	4.04	0.56

Distributions to shareholders from net investment income	(0.26)	(0.29)	(0.23)	(0.30)	(0.21)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.26)	(1.35)	(0.23)	(0.30)	(0.21)

Net asset value, end of year	$19.23	$21.27	$21.59	$21.01	$17.27

Total Return(b)	(8.34)%	5.30%	3.82%	23.51%	3.35%

Net assets, end of year (in 000’s)	$47,125	$65,556	$62,349	$63,848	$60,942

Ratio of net expenses to average net assets	0.94%	0.95%	0.95%	0.96%	0.96%

Ratio of total expenses to average net assets	1.05%	1.07%	1.03%	1.10%	1.15%

Ratio of net investment income to average net assets	1.26%	1.36%	1.13%	1.37%	1.36%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.06	$21.39	$20.82	$17.12	$16.78

Net investment income(a)	0.10	0.12	0.08	0.11	0.10

Net realized and unrealized gain (loss)	(2.01)	0.75	0.55	3.75	0.33

Total from investment operations	(1.91)	0.87	0.63	3.86	0.43

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.06)	(0.16)	(0.09)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.10)	(1.20)	(0.06)	(0.16)	(0.09)

Net asset value, end of year	$19.05	$21.06	$21.39	$20.82	$17.12

Total Return(b)	(9.02)%	4.53%	3.00%	22.59%	2.56%

Net assets, end of year (in 000’s)	$8,773	$12,694	$10,058	$10,601	$13,437

Ratio of net expenses to average net assets	1.69%	1.70%	1.70%	1.71%	1.71%

Ratio of total expenses to average net assets	1.80%	1.82%	1.78%	1.85%	1.90%

Ratio of net investment income to average net assets	0.52%	0.61%	0.37%	0.59%	0.61%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.24	$21.57	$20.99	$17.25	$16.91

Net investment income(a)	0.33	0.36	0.33	0.35	0.29

Net realized and unrealized gain (loss)	(2.04)	0.74	0.56	3.77	0.32

Total from investment operations	(1.71)	1.10	0.89	4.12	0.61

Distributions to shareholders from net investment income	(0.33)	(0.37)	(0.31)	(0.38)	(0.27)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.33)	(1.43)	(0.31)	(0.38)	(0.27)

Net asset value, end of year	$19.20	$21.24	$21.57	$20.99	$17.25

Total Return(b)	(7.98)%	5.68%	4.22%	24.02%	3.69%

Net assets, end of year (in 000’s)	$88,472	$120,417	$122,587	$261,684	$341,830

Ratio of net expenses to average net assets	0.56%	0.57%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.67%	0.68%	0.64%	0.70%	0.75%

Ratio of net investment income to average net assets	1.64%	1.74%	1.52%	1.78%	1.73%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.36	$21.67	$21.09	$17.34	$16.99

Net investment income(a)	0.23	0.27	0.22	0.25	0.21

Net realized and unrealized gain (loss)	(2.04)	0.75	0.56	3.79	0.33

Total from investment operations	(1.81)	1.02	0.78	4.04	0.54

Distributions to shareholders from net investment income	(0.23)	(0.27)	(0.20)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.23)	(1.33)	(0.20)	(0.29)	(0.19)

Net asset value, end of year	$19.32	$21.36	$21.67	$21.09	$17.34

Total Return(b)	(8.44)%	5.19%	3.70%	23.37%	3.22%

Net assets, end of year (in 000’s)	$5,230	$7,554	$10,199	$8,403	$6,014

Ratio of net expenses to average net assets	1.06%	1.07%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.17%	1.18%	1.14%	1.20%	1.24%

Ratio of net investment income to average net assets	1.13%	1.28%	1.00%	1.28%	1.27%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.18	$21.51	$20.94	$17.22	$16.88

Net investment income(a)	0.31	0.32	0.29	0.34	0.26

Net realized and unrealized gain (loss)	(2.03)	0.76	0.57	3.74	0.33

Total from investment operations	(1.72)	1.08	0.86	4.08	0.59

Distributions to shareholders from net investment income	(0.31)	(0.35)	(0.29)	(0.36)	(0.25)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.31)	(1.41)	(0.29)	(0.36)	(0.25)

Net asset value, end of year	$19.15	$21.18	$21.51	$20.94	$17.22

Total Return(b)	(8.09)%	5.55%	4.07%	23.79%	3.57%

Net assets, end of year (in 000’s)	$70,302	$134,069	$84,895	$29,871	$9,947

Ratio of net expenses to average net assets	0.69%	0.70%	0.70%	0.71%	0.71%

Ratio of total expenses to average net assets	0.80%	0.82%	0.78%	0.84%	0.90%

Ratio of net investment income to average net assets	1.54%	1.58%	1.33%	1.70%	1.56%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.24	$21.56	$20.99	$17.25	$16.90

Net investment income(a)	0.32	0.40	0.33	0.36	0.29

Net realized and unrealized gain (loss)	(2.02)	0.72	0.55	3.77	0.34

Total from investment operations	(1.70)	1.12	0.88	4.13	0.63

Distributions to shareholders from net investment income	(0.34)	(0.38)	(0.31)	(0.39)	(0.28)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.34)	(1.44)	(0.31)	(0.39)	(0.28)

Net asset value, end of year	$19.20	$21.24	$21.56	$20.99	$17.25

Total Return(b)	(7.97)%	5.73%	4.19%	24.05%	3.76%

Net assets, end of year (in 000’s)	$65,692	$73,981	$149,225	$75	$10

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.54%

Ratio of total expenses to average net assets	0.66%	0.66%	0.62%	0.67%	0.74%

Ratio of net investment income to average net assets	1.63%	1.84%	1.47%	1.81%	1.77%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.12	$21.45	$20.88	$17.18	$16.84

Net investment income(a)	0.19	0.23	0.19	0.24	0.18

Net realized and unrealized gain (loss)	(2.01)	0.74	0.56	3.73	0.33

Total from investment operations	(1.82)	0.97	0.75	3.97	0.51

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.18)	(0.27)	(0.17)

Distributions to shareholders from net realized gains	—	(1.06)	—	—	—

Total distributions	(0.21)	(1.30)	(0.18)	(0.27)	(0.17)

Net asset value, end of year	$19.09	$21.12	$21.45	$20.88	$17.18

Total Return(b)	(8.58)%	5.01%	3.56%	23.19%	3.08%

Net assets, end of year (in 000’s)	$4,885	$5,189	$5,651	$5,240	$1,877

Ratio of net expenses to average net assets	1.19%	1.20%	1.20%	1.21%	1.21%

Ratio of total expenses to average net assets	1.30%	1.32%	1.28%	1.34%	1.40%

Ratio of net investment income to average net assets	0.99%	1.12%	0.88%	1.22%	1.07%

Portfolio turnover rate(c)	212%	225%	202%	208%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$21.23	$21.55	$21.87

Net investment income(b)	0.32	0.36	0.17

Net realized and unrealized gain (loss)	(2.02)	0.76	(0.33)

Total from investment operations	(1.70)	1.12	(0.16)

Distributions to shareholders from net investment income	(0.34)	(0.38)	(0.16)

Distributions to shareholders from net realized gains	—	(1.06)	—

Total distributions	(0.34)	(1.44)	(0.16)

Net asset value, end of period	$19.19	$21.23	$21.55

Total Return(c)	(7.97)%	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$30,086	$33,601	$27,967

Ratio of net expenses to average net assets	0.55%	0.56%	0.55	%(d)

Ratio of total expenses to average net assets	0.66%	0.67%	0.65	%(d)

Ratio of net investment income to average net assets	1.63%	1.75%	1.38	%(d)

Portfolio turnover rate(e)	212%	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$25.62	$25.74	$24.77		$19.73	$19.10

Net investment income (loss)(a)	(0.01)	0.05	0.01	(b)	0.04	0.08

Net realized and unrealized gain (loss)	(2.60)	1.23	0.96		5.06	0.58

Total from investment operations	(2.61)	1.28	0.97		5.10	0.66

Distributions to shareholders from net investment income	(0.05)	—	—		(0.06)	(0.03)

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	(0.05)	(1.40)	—		(0.06)	(0.03)

Net asset value, end of year	$22.96	$25.62	$25.74		$24.77	$19.73

Total Return(c)	(10.18)%	5.64%	3.92%		25.87%	3.44%

Net assets, end of year (in 000’s)	$34,071	$53,503	$55,472		$41,945	$31,733

Ratio of net expenses to average net assets	1.22%	1.23%	1.23%		1.24%	1.25%

Ratio of total expenses to average net assets	1.30%	1.34%	1.31%		1.43%	1.49%

Ratio of net investment income to average net assets	(0.02)%	0.19%	0.04	%(b)	0.16%	0.43%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$21.75	$22.23	$21.56		$17.25	$16.81

Net investment loss(a)	(0.15)	(0.12)	(0.17	)(b)	(0.11)	(0.05)

Net realized and unrealized gain (loss)	(2.21)	1.04	0.84		4.42	0.49

Total from investment operations	(2.36)	0.92	0.67		4.31	0.44

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Net asset value, end of year	$19.39	$21.75	$22.23		$21.56	$17.25

Total Return(c)	(10.82)%	4.86%	3.16%		24.93%	2.61%

Net assets, end of year (in 000’s)	$5,951	$7,785	$7,139		$9,439	$12,133

Ratio of net expenses to average net assets	1.97%	1.98%	1.98%		1.99%	2.00%

Ratio of total expenses to average net assets	2.05%	2.09%	2.06%		2.18%	2.24%

Ratio of net investment loss to average net assets	(0.78)%	(0.57)%	(0.72	)%(b)	(0.56)%	(0.32)%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$26.74	$26.77	$25.73		$20.47	$19.84

Net investment income(a)	0.08	0.14	0.12	(b)	0.13	0.17

Net realized and unrealized gain (loss)	(2.69)	1.29	0.99		5.27	0.57

Total from investment operations	(2.61)	1.43	1.11		5.40	0.74

Distributions to shareholders from net investment income	(0.15)	(0.06)	(0.07)		(0.14)	(0.11)

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	(0.15)	(1.46)	(0.07)		(0.14)	(0.11)

Net asset value, end of year	$23.98	$26.74	$26.77		$25.73	$20.47

Total Return(c)	(9.82)%	6.03%	4.32%		26.44%	3.77%

Net assets, end of year (in 000’s)	$216,274	$290,652	$212,229		$231,226	$176,644

Ratio of net expenses to average net assets	0.84%	0.85%	0.84%		0.84%	0.85%

Ratio of total expenses to average net assets	0.92%	0.96%	0.93%		1.03%	1.08%

Ratio of net investment income to average net assets	0.34%	0.54%	0.43	%(b)	0.56%	0.84%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$25.17	$25.34	$24.41		$19.44	$18.82

Net investment income (loss)(a)	(0.03)	0.01	(0.02	)(b)	0.01	0.06

Net realized and unrealized gain (loss)	(2.56)	1.22	0.95		5.00	0.56

Total from investment operations	(2.59)	1.23	0.93		5.01	0.62

Distributions to shareholders from net investment income	(0.03)	—	—		(0.04)	—

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	(0.03)	(1.40)	—		(0.04)	—

Net asset value, end of year	$22.55	$25.17	$25.34		$24.41	$19.44

Total Return(c)	(10.29)%	5.52%	3.81%		25.77%	3.29%

Net assets, end of year (in 000’s)	$2,867	$3,141	$2,031		$769	$651

Ratio of net expenses to average net assets	1.34%	1.35%	1.34%		1.34%	1.35%

Ratio of total expenses to average net assets	1.42%	1.45%	1.42%		1.53%	1.59%

Ratio of net investment income (loss) to average net assets	(0.15)%	0.04%	(0.06	)%(b)	0.06%	0.31%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$25.50	$25.62	$24.61		$19.61	$19.02

Net investment income(a)	0.05	0.09	0.08	(b)	0.14	0.09

Net realized and unrealized gain (loss)	(2.58)	1.24	0.95		4.99	0.59

Total from investment operations	(2.53)	1.33	1.03		5.13	0.68

Distributions to shareholders from net investment income	(0.12)	(0.05)	(0.02)		(0.13)	(0.09)

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	(0.12)	(1.45)	(0.02)		(0.13)	(0.09)

Net asset value, end of year	$22.85	$25.50	$25.62		$24.61	$19.61

Total Return(c)	(9.95)%	5.90%	4.19%		26.22%	3.63%

Net assets, end of year (in 000’s)	$64,724	$74,881	$44,984		$2,684	$7,462

Ratio of net expenses to average net assets	0.97%	0.99%	0.98%		0.99%	0.99%

Ratio of total expenses to average net assets	1.05%	1.09%	1.06%		1.17%	1.22%

Ratio of net investment income to average net assets	0.22%	0.40%	0.31	%(b)	0.60%	0.45%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$26.74	$26.77	$25.73		$20.47	$19.84

Net investment income(a)	0.09	0.16	0.13	(b)	0.11	0.17

Net realized and unrealized gain (loss)	(2.70)	1.27	0.99		5.29	0.58

Total from investment operations	(2.61)	1.43	1.12		5.40	0.75

Distributions to shareholders from net investment income	(0.15)	(0.06)	(0.08)		(0.14)	(0.12)

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	(0.15)	(1.46)	(0.08)		(0.14)	(0.12)

Net asset value, end of year	$23.98	$26.74	$26.77		$25.73	$20.47

Total Return(c)	(9.81)%	6.05%	4.35%		26.45%	3.81%

Net assets, end of year (in 000’s)	$119,496	$153,129	$173,112		$337	$35

Ratio of net expenses to average net assets	0.83%	0.84%	0.83%		0.83%	0.83%

Ratio of total expenses to average net assets	0.91%	0.94%	0.89%		1.02%	1.06%

Ratio of net investment income to average net assets	0.36%	0.63%	0.45	%(b)	0.47%	0.85%

Portfolio turnover rate(d)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$24.96	$25.18	$24.29		$19.36	$18.78

Net investment income (loss)(a)	(0.06)	(0.02)	(0.06	)(c)	(0.02)	0.03

Net realized and unrealized gain (loss)	(2.54)	1.20	0.95		4.98	0.55

Total from investment operations	(2.60)	1.18	0.89		4.96	0.58

Distributions to shareholders from net investment income	—	—	—		(0.03)	— (b)

Distributions to shareholders from net realized gains	—	(1.40)	—		—	—

Total distributions	—	(1.40)	—		(0.03)	—

Net asset value, end of year	$22.36	$24.96	$25.18		$24.29	$19.36

Total Return(d)	(10.39)%	5.35%	3.66%		25.60%	3.11%

Net assets, end of year (in 000’s)	$13,817	$16,562	$14,625		$15,284	$9,954

Ratio of net expenses to average net assets	1.47%	1.48%	1.48%		1.49%	1.50%

Ratio of total expenses to average net assets	1.55%	1.59%	1.56%		1.68%	1.74%

Ratio of net investment income (loss) to average net assets	(0.28)%	(0.08)%	(0.22	)%(c)	(0.10)%	0.18%

Portfolio turnover rate(f)	141%	140%	111%		137%	144%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	Amount is less than 0.005% per share.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$26.74	$26.77	$27.21

Net investment income(b)	0.09	0.13	0.08	(c)

Net realized and unrealized gain (loss)	(2.70)	1.30	(0.52)

Total from investment operations	(2.61)	1.43	(0.44)

Distributions to shareholders from net investment income	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	—	(1.40)	—

Total distributions	(0.15)	(1.46)	—

Net asset value, end of period	$23.98	$26.74	$26.77

Total Return(d)	(9.81)%	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$87,170	$106,039	$66,823

Ratio of net expenses to average net assets	0.83%	0.84%	0.83	%(e)

Ratio of total expenses to average net assets	0.91%	0.94%	0.92	%(e)

Ratio of net investment income to average net assets	0.36%	0.53%	0.48	%(c)(e)

Portfolio turnover rate(f)	141%	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$35.08	$37.25	$36.71		$28.34	$31.15

Net investment loss(a)	(0.17)	(0.12)	(0.13	)(b)	(0.07)	—	(c)

Net realized and unrealized gain (loss)	(0.13)	1.76	2.20		8.44	(0.12	)(d)

Total from investment operations	(0.30)	1.64	2.07		8.37	(0.12)

Distributions to shareholders from net investment income	— (c)	—	—		—	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		—	(2.69)

Net asset value, end of year	$34.29	$35.08	$37.25		$36.71	$28.34

Total Return(e)	(0.95)%	5.65%	5.87%		29.53%	(0.37)%

Net assets, end of year (in 000’s)	$50,865	$84,557	$88,316		$77,969	$65,195

Ratio of net expenses to average net assets	1.22%	1.24%	1.22%		1.22%	1.25%

Ratio of total expenses to average net assets	1.30%	1.32%	1.32%		1.40%	1.51%

Ratio of net investment loss to average net assets	(0.51)%	(0.36)%	(0.35	)%(b)	(0.21)%	—%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$26.16	$28.98	$29.12		$22.64	$25.61

Net investment loss(a)	(0.31)	(0.28)	(0.33	)(b)	(0.25)	(0.16)

Net realized and unrealized gain (loss)	(0.10)	1.27	1.72		6.73	(0.12	)(c)

Total from investment operations	(0.41)	0.99	1.39		6.48	(0.28)

Distributions to shareholders from net investment income	— (d)	—	—		—	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		—	(2.69)

Net asset value, end of year	$25.26	$26.16	$28.98		$29.12	$22.64

Total Return(e)	(1.70)%	4.92%	5.03%		28.62%	(1.14)%

Net assets, end of year (in 000’s)	$6,439	$8,303	$8,179		$9,852	$7,420

Ratio of net expenses to average net assets	1.97%	1.99%	1.97%		1.97%	2.00%

Ratio of total expenses to average net assets	2.05%	2.07%	2.07%		2.15%	2.26%

Ratio of net investment loss to average net assets	(1.26)%	(1.11)%	(1.09	)%(b)	(0.95)%	(0.74)%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$41.92	$43.56	$42.53		$32.76	$35.46

Net investment income (loss)(a)	(0.05)	0.01	0.02	(b)	0.05	0.13

Net realized and unrealized gain (loss)	(0.16)	2.16	2.54		9.79	(0.14	)(c)

Total from investment operations	(0.21)	2.17	2.56		9.84	(0.01)

Distributions to shareholders from net investment income	— (d)	—	—		(0.07)	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		(0.07)	(2.69)

Net asset value, end of year	$41.22	$41.92	$43.56		$42.53	$32.76

Total Return(e)	(0.57)%	6.08%	6.26%		30.04%	0.01%

Net assets, end of year (in 000’s)	$200,116	$349,348	$307,032		$265,199	$91,248

Ratio of net expenses to average net assets	0.84%	0.85%	0.84%		0.85%	0.85%

Ratio of total expenses to average net assets	0.92%	0.93%	0.93%		1.01%	1.11%

Ratio of net investment income to average net assets	(0.13)%	0.02%	0.03	%(b)	0.13%	0.40%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$36.16	$38.18	$37.50		$28.93	$31.68

Net investment income (loss)(a)	(0.09)	(0.04)	(0.04	)(b)	— (c)	0.01

Net realized and unrealized gain (loss)	(0.14)	1.83	2.25		8.63	(0.07	)(d)

Total from investment operations	(0.23)	1.79	2.21		8.63	(0.06)

Distributions to shareholders from net investment income	— (c)	—	—		(0.06)	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		(0.06)	(2.69)

Net asset value, end of year	$35.44	$36.16	$38.18		$37.50	$28.93

Total Return(e)	(0.72)%	5.93%	6.13%		29.87%	(0.15)%

Net assets, end of year (in 000’s)	$442,743	$378,807	$308,366		$192,860	$47,826

Ratio of net expenses to average net assets	0.97%	0.99%	0.97%		0.96%	1.00%

Ratio of total expenses to average net assets	1.05%	1.07%	1.07%		1.16%	1.23%

Ratio of net investment income (loss) to average net assets	(0.26)%	(0.12)%	(0.10	)%(b)	0.01%	0.04%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$41.95	$43.58	$42.54		$32.78	$35.46

Net investment income (loss)(a)	(0.05)	—	0.02	(b)	0.04	0.13

Net realized and unrealized gain (loss)	(0.17)	2.18	2.55		9.80	(0.12	)(c)

Total from investment operations	(0.22)	2.18	2.57		9.84	0.01

Distributions to shareholders from net investment income	— (d)	—	—		(0.08)	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		(0.08)	(2.69)

Net asset value, end of year	$41.24	$41.95	$43.58		$42.54	$32.78

Total Return(e)	(0.57)%	6.08%	6.25%		30.05%	0.07%

Net assets, end of year (in 000’s)	$263,023	$307,820	$118,729		$42,042	$6,667

Ratio of net expenses to average net assets	0.83%	0.84%	0.83%		0.83%	0.83%

Ratio of total expenses to average net assets	0.91%	0.93%	0.92%		1.00%	1.06%

Ratio of net investment income (loss) to average net assets	(0.12)%	(0.01)%	0.04	%(b)	0.09%	0.40%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018		2017	2016
Per Share Data

Net asset value, beginning of year	$33.58	$35.90	$35.53		$27.49	$30.37

Net investment loss(a)	(0.25)	(0.20)	(0.22	)(b)	(0.16)	(0.06)

Net realized and unrealized gain (loss)	(0.13)	1.69	2.12		8.20	(0.13	)(c)

Total from investment operations	(0.38)	1.49	1.90		8.04	(0.19)

Distributions to shareholders from net investment income	— (d)	—	—		—	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	(1.53)		—	(2.69)

Total distributions	(0.49)	(3.81)	(1.53)		—	(2.69)

Net asset value, end of year	$32.71	$33.58	$35.90		$35.53	$27.49

Total Return(e)	(1.23)%	5.42%	5.58%		29.25%	(0.63)%

Net assets, end of year (in 000’s)	$8,168	$19,707	$19,998		$12,113	$3,689

Ratio of net expenses to average net assets	1.47%	1.49%	1.47%		1.46%	1.50%

Ratio of total expenses to average net assets	1.55%	1.57%	1.57%		1.66%	1.76%

Ratio of net investment loss to average net assets	(0.77)%	(0.61)%	(0.59	)%(b)	(0.50)%	(0.21)%

Portfolio turnover rate(f)	144%	140%	127%		136%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$41.94	$43.58	$44.33

Net investment income (loss)(b)	(0.05)	0.01	0.03	(c)

Net realized and unrealized gain (loss)	(0.16)	2.16	(0.78)

Total from investment operations	(0.21)	2.17	(0.75)

Distributions to shareholders from net investment income	— (d)	—	—

Distributions to shareholders from net realized gains	(0.49)	(3.81)	—

Total distributions	(0.49)	(3.81)	—

Net asset value, end of period	$41.24	$41.94	$43.58

Total Return(e)	(0.57)%	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$10,241	$12,534	$10,878

Ratio of net expenses to average net assets	0.83%	0.84%	0.83	%(f)

Ratio of total expenses to average net assets	0.91%	0.93%	0.93	%(f)

Ratio of net investment income (loss) to average net assets	(0.12)%	0.02%	0.12	%(c)(f)

Portfolio turnover rate(g)	144%	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$39.69	$42.30	$46.29	$38.86		$38.37

Net investment income(a)	0.19	0.25	0.20	0.23	(b)	0.28

Net realized and unrealized gain (loss)	(6.70)	1.17	0.70	9.04		2.55

Total from investment operations	(6.51)	1.42	0.90	9.27		2.83

Distributions to shareholders from net investment income	(0.25)	(0.19)	(0.17)	(0.25)		(0.29)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.25)	(4.03)	(4.89)	(1.84)		(2.34)

Net asset value, end of year	$32.93	$39.69	$42.30	$46.29		$38.86

Total Return(c)	(16.49)%	4.40%	2.08%	23.98%		7.99%

Net assets, end of year (in 000’s)	$98,493	$132,886	$112,219	$102,127		$91,210

Ratio of net expenses to average net assets	1.22%	1.25%	1.23%	1.24%		1.25%

Ratio of total expenses to average net assets	1.31%	1.39%	1.40%	1.49%		1.54%

Ratio of net investment income to average net assets	0.56%	0.67%	0.44%	0.53	%(b)	0.78%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$27.24	$30.35	$34.65	$29.53		$29.75

Net investment income (loss)(a)	(0.04)	(0.02)	(0.10)	(0.07	)(b)	0.01

Net realized and unrealized gain (loss)	(4.61)	0.75	0.52	6.85		1.92

Total from investment operations	(4.65)	0.73	0.42	6.78		1.93

Distributions to shareholders from net investment income	(0.11)	—	—	(0.07)		(0.10)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.11)	(3.84)	(4.72)	(1.66)		(2.15)

Net asset value, end of year	$22.48	$27.24	$30.35	$34.65		$29.53

Total Return(c)	(17.11)%	3.67%	1.31%	23.09%		7.15%

Net assets, end of year (in 000’s)	$5,313	$7,961	$6,903	$17,037		$15,224

Ratio of net expenses to average net assets	1.97%	2.00%	1.98%	1.99%		2.00%

Ratio of total expenses to average net assets	2.06%	2.14%	2.14%	2.24%		2.29%

Ratio of net investment income (loss) to average net assets	(0.19)%	(0.07)%	(0.31)%	(0.22	)%(b)	0.03%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$53.74	$55.71	$59.38	$49.35		$48.06

Net investment income(a)	0.43	0.47	0.48	0.50	(b)	0.55

Net realized and unrealized gain (loss)	(9.07)	1.73	0.90	11.53		3.23

Total from investment operations	(8.64)	2.20	1.38	12.03		3.78

Distributions to shareholders from net investment income	(0.40)	(0.33)	(0.33)	(0.41)		(0.44)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.40)	(4.17)	(5.05)	(2.00)		(2.49)

Net asset value, end of year	$44.70	$53.74	$55.71	$59.38		$49.35

Total Return(c)	(16.19)%	4.81%	2.47%	24.49%		8.41%

Net assets, end of year (in 000’s)	$190,491	$192,820	$60,516	$56,191		$21,717

Ratio of net expenses to average net assets	0.84%	0.87%	0.84%	0.84%		0.85%

Ratio of total expenses to average net assets	0.93%	1.02%	1.00%	1.09%		1.14%

Ratio of net investment income to average net assets	0.93%	0.96%	0.82%	0.90	%(b)	1.19%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$39.53	$42.18	$46.17	$38.78		$38.31

Net investment income(a)	0.25	0.30	0.31	0.31	(b)	0.37

Net realized and unrealized gain (loss)	(6.64)	1.20	0.69	9.05		2.54

Total from investment operations	(6.39)	1.50	1.00	9.36		2.91

Distributions to shareholders from net investment income	(0.37)	(0.31)	(0.27)	(0.38)		(0.39)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.37)	(4.15)	(4.99)	(1.97)		(2.44)

Net asset value, end of year	$32.77	$39.53	$42.18	$46.17		$38.78

Total Return(c)	(16.32)%	4.69%	2.33%	24.30%		8.26%

Net assets, end of year (in 000’s)	$273,560	$59,800	$18,257	$5,695		$1,925

Ratio of net expenses to average net assets	0.97%	1.01%	0.98%	0.99%		1.00%

Ratio of total expenses to average net assets	1.06%	1.15%	1.17%	1.24%		1.29%

Ratio of net investment income to average net assets	0.77%	0.83%	0.70%	0.72	%(b)	1.02%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$53.73	$55.71	$59.38	$49.35		$48.07

Net investment income(a)	0.43	0.45	0.50	0.46	(b)	0.55

Net realized and unrealized gain (loss)	(9.06)	1.75	0.90	11.56		3.23

Total from investment operations	(8.63)	2.20	1.40	12.02		3.78

Distributions to shareholders from net investment income	(0.40)	(0.34)	(0.35)	(0.40)		(0.45)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.40)	(4.18)	(5.07)	(1.99)		(2.50)

Net asset value, end of year	$44.70	$53.73	$55.71	$59.38		$49.35

Total Return(c)	(16.17)%	4.83%	2.49%	24.49%		8.41%

Net assets, end of year (in 000’s)	$158,330	$118,331	$22,460	$4,542		$11

Ratio of net expenses to average net assets	0.83%	0.86%	0.83%	0.83%		0.84%

Ratio of total expenses to average net assets	0.93%	1.00%	1.02%	1.11%		1.14%

Ratio of net investment income to average net assets	0.94%	0.91%	0.85%	0.83	%(b)	1.18%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$38.96	$41.63	$45.57	$38.32		$37.99

Net investment income(a)	0.10	0.08	0.09	0.14	(b)	0.20

Net realized and unrealized gain (loss)	(6.56)	1.22	0.69	8.89		2.50

Total from investment operations	(6.46)	1.30	0.78	9.03		2.70

Distributions to shareholders from net investment income	(0.29)	(0.13)	—	(0.19)		(0.32)

Distributions to shareholders from net realized gains	—	(3.84)	(4.72)	(1.59)		(2.05)

Total distributions	(0.29)	(3.97)	(4.72)	(1.78)		(2.37)

Net asset value, end of year	$32.21	$38.96	$41.63	$45.57		$38.32

Total Return(c)	(16.70)%	4.14%	1.83%	23.67%		7.72%

Net assets, end of year (in 000’s)	$14,038	$8,514	$2,320	$1,621		$5,762

Ratio of net expenses to average net assets	1.47%	1.53%	1.48%	1.49%		1.50%

Ratio of total expenses to average net assets	1.56%	1.69%	1.66%	1.73%		1.79%

Ratio of net investment income to average net assets	0.30%	0.23%	0.20%	0.33	%(b)	0.55%

Portfolio turnover rate(d)	153%	142%	130%	138%		129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$53.72	$55.70	$57.05

Net investment income(b)	0.44	0.54	0.30

Net realized and unrealized gain (loss)	(9.07)	1.66	(1.65)

Total from investment operations	(8.63)	2.20	(1.35)

Distributions to shareholders from net investment income	(0.40)	(0.34)	—

Distributions to shareholders from net realized gains	—	(3.84)	—

Total distributions	(0.40)	(4.18)	—

Net asset value, end of period	$44.69	$53.72	$55.70

Total Return(c)	(16.18)%	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$28,504	$47,977	$42,165

Ratio of net expenses to average net assets	0.83%	0.85%	0.83	%(d)

Ratio of total expenses to average net assets	0.92%	0.99%	1.06	%(d)

Ratio of net investment income to average net assets	0.94%	1.07%	0.93	%(d)

Portfolio turnover rate(e)	153%	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$49.48	$47.72	$49.73	$40.76	$41.46

Net investment income(a)	0.28	0.44	0.36	0.49	0.38

Net realized and unrealized gain	4.67	3.14	2.46	10.17	0.49

Total from investment operations	4.95	3.58	2.82	10.66	0.87

Distributions to shareholders from net investment income	(0.71)	(0.17)	(0.45)	(0.31)	(0.38)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.71)	(1.82)	(4.83)	(1.69)	(1.57)

Net asset value, end of year	$53.72	$49.48	$47.72	$49.73	$40.76

Total Return(b)	10.04%	7.98%	5.93%	26.89%	2.25%

Net assets, end of year (in 000’s)	$294,540	$299,440	$301,934	$278,516	$251,466

Ratio of net expenses to average net assets	0.94%	0.94%	0.95%	0.96%	0.96%

Ratio of total expenses to average net assets	1.00%	1.01%	1.00%	1.14%	1.18%

Ratio of net investment income to average net assets	0.55%	0.93%	0.73%	1.08%	0.96%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$44.04	$42.80	$45.08	$37.10	$37.88

Net investment income (loss)(a)	(0.09)	0.08	0.01	0.13	0.08

Net realized and unrealized gain	4.16	2.81	2.22	9.25	0.44

Total from investment operations	4.07	2.89	2.23	9.38	0.52

Distributions to shareholders from net investment income	(0.40)	—	(0.13)	(0.02)	(0.11)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.40)	(1.65)	(4.51)	(1.40)	(1.30)

Net asset value, end of year	$47.71	$44.04	$42.80	$45.08	$37.10

Total Return(b)	9.25%	7.20%	5.15%	25.93%	1.48%

Net assets, end of year (in 000’s)	$16,275	$15,854	$14,277	$28,756	$31,377

Ratio of net expenses to average net assets	1.69%	1.69%	1.70%	1.71%	1.71%

Ratio of total expenses to average net assets	1.75%	1.76%	1.75%	1.89%	1.93%

Ratio of net investment income (loss) to average net assets	(0.20)%	0.18%	0.01%	0.31%	0.21%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$51.16	$49.30	$51.21	$41.92	$42.60

Net investment income(a)	0.50	0.72	0.54	0.70	0.54

Net realized and unrealized gain	4.82	3.14	2.56	10.45	0.52

Total from investment operations	5.32	3.86	3.10	11.15	1.06

Distributions to shareholders from net investment income	(0.88)	(0.35)	(0.63)	(0.48)	(0.55)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.88)	(2.00)	(5.01)	(1.86)	(1.74)

Net asset value, end of year	$55.60	$51.16	$49.30	$51.21	$41.92

Total Return(b)	10.47%	8.39%	6.34%	27.40%	2.66%

Net assets, end of year (in 000’s)	$255,177	$295,408	$842,673	$249,034	$177,412

Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.56%	0.56%

Ratio of total expenses to average net assets	0.62%	0.60%	0.62%	0.74%	0.78%

Ratio of net investment income to average net assets	0.94%	1.40%	1.07%	1.50%	1.33%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$49.19	$47.41	$49.47	$40.60	$41.37

Net investment income(a)	0.22	0.38	0.30	0.43	0.33

Net realized and unrealized gain	4.64	3.13	2.45	10.14	0.50

Total from investment operations	4.86	3.51	2.75	10.57	0.83

Distributions to shareholders from net investment income	(0.67)	(0.08)	(0.43)	(0.32)	(0.41)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.67)	(1.73)	(4.81)	(1.70)	(1.60)

Net asset value, end of year	$53.38	$49.19	$47.41	$49.47	$40.60

Total Return(b)	9.93%	7.86%	5.81%	26.76%	2.15%

Net assets, end of year (in 000’s)	$5,761	$6,700	$5,925	$6,739	$5,473

Ratio of net expenses to average net assets	1.06%	1.05%	1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.12%	1.13%	1.11%	1.24%	1.28%

Ratio of net investment income to average net assets	0.44%	0.81%	0.61%	0.96%	0.83%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$48.84	$47.17	$49.22	$40.39	$41.13

Net investment income(a)	0.42	0.54	0.46	0.61	0.45

Net realized and unrealized gain	4.59	3.09	2.45	10.05	0.50

Total from investment operations	5.01	3.63	2.91	10.66	0.95

Distributions to shareholders from net investment income	(0.83)	(0.31)	(0.58)	(0.45)	(0.50)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.83)	(1.96)	(4.96)	(1.83)	(1.69)

Net asset value, end of year	$53.02	$48.84	$47.17	$49.22	$40.39

Total Return(b)	10.33%	8.25%	6.20%	27.21%	2.48%

Net assets, end of year (in 000’s)	$88,924	$116,633	$103,230	$43,290	$18,322

Ratio of net expenses to average net assets	0.69%	0.69%	0.70%	0.71%	0.71%

Ratio of total expenses to average net assets	0.75%	0.76%	0.76%	0.89%	0.93%

Ratio of net investment income to average net assets	0.84%	1.17%	0.95%	1.36%	1.13%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$51.13	$49.27	$51.19	$41.91	$42.60

Net investment income(a)	0.50	0.76	0.42	0.82	0.56

Net realized and unrealized gain	4.83	3.10	2.68	10.33	0.50

Total from investment operations	5.33	3.86	3.10	11.15	1.06

Distributions to shareholders from net investment income	(0.90)	(0.35)	(0.64)	(0.49)	(0.56)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.90)	(2.00)	(5.02)	(1.87)	(1.75)

Net asset value, end of year	$55.56	$51.13	$49.27	$51.19	$41.91

Total Return(b)	10.49%	8.38%	6.37%	27.41%	2.66%

Net assets, end of year (in 000’s)	$8,871	$12,068	$31,916	$2,557	$60

Ratio of net expenses to average net assets	0.55%	0.54%	0.54%	0.55%	0.55%

Ratio of total expenses to average net assets	0.61%	0.59%	0.63%	0.71%	0.77%

Ratio of net investment income to average net assets	0.95%	1.49%	0.82%	1.70%	1.36%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$48.47	$46.74	$48.89	$40.12	$40.91

Net investment income(a)	0.16	0.32	0.23	0.37	0.27

Net realized and unrealized gain	4.57	3.08	2.42	10.01	0.49

Total from investment operations	4.73	3.40	2.65	10.38	0.76

Distributions to shareholders from net investment income	(0.57)	(0.02)	(0.42)	(0.23)	(0.36)

Distributions to shareholders from net realized gains	—	(1.65)	(4.38)	(1.38)	(1.19)

Total distributions	(0.57)	(1.67)	(4.80)	(1.61)	(1.55)

Net asset value, end of year	$52.63	$48.47	$46.74	$48.89	$40.12

Total Return(b)	9.79%	7.72%	5.65%	26.58%	1.99%

Net assets, end of year (in 000’s)	$41,005	$44,555	$49,993	$51,263	$30,341

Ratio of net expenses to average net assets	1.19%	1.19%	1.20%	1.21%	1.21%

Ratio of total expenses to average net assets	1.25%	1.26%	1.25%	1.39%	1.43%

Ratio of net investment income to average net assets	0.31%	0.69%	0.48%	0.84%	0.70%

Portfolio turnover rate(c)	213%	199%	168%	193%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$51.14	$49.28	$49.09

Net investment income(b)	0.50	0.65	0.26

Net realized and unrealized gain (loss)	4.83	3.21	(0.07)

Total from investment operations	5.33	3.86	0.19

Distributions to shareholders from net investment income	(0.91)	(0.35)	—

Distributions to shareholders from net realized gains	—	(1.65)	—

Total distributions	(0.91)	(2.00)	—

Net asset value, end of period	$55.56	$51.14	$49.28

Total Return(c)	10.49%	8.40%	0.39%

Net assets, end of period (in 000’s)	$245,632	$225,899	$203,525

Ratio of net expenses to average net assets	0.55%	0.54%	0.54	%(d)

Ratio of total expenses to average net assets	0.61%	0.62%	0.62	%(d)

Ratio of net investment income to average net assets	0.94%	1.33%	0.93	%(d)

Portfolio turnover rate(e)	213%	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

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Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified
Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

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Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

LARGE CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$6,490,894	$—	$—

North America	1,861,596,764	—	—

Total	$1,868,087,658	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$6,645	$—	$—

LARGE CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$6,492,159	$—	$—

North America	310,780,387	—	—

South America	61,028	—	—

Total	$317,333,574	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$534,958	$—	$—

Europe	2,447,513	—	—

North America	536,159,553	—	—

Securities Lending Reinvestment Vehicle	5,113,213	—	—

Total	$544,255,237	$—	$—

SMALL CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,613,144	$—	$—

Europe	1,272,308	—	—

North America	972,858,290	—	—

Securities Lending Reinvestment Vehicle	11,156,338	—	—

Total	$988,900,080	$—	$—

SMALL CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$132,789	$—	$—

Europe	6,257,628	—	—

North America	749,246,728	—	—

Investment Company	699,934	—	—

Securities Lending Reinvestment Vehicle	3,369,422	—	—

Total	$759,706,501	$—	$—

Derivative Type

Liabilities(c)

Futures Contracts	$(327,444)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(c)	Amount shown represents unrealized loss at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$12,453,236	$—	$—

North America	926,411,482	—	—

Investment Company	2,919,683	—	—

Total	$941,784,401	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Large Cap Growth Insights	Variation Margin on Futures Contracts	$6,645
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	(327,444)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$1,151,295	$6,645	20
Equity	Large Cap Value Insights	299,068	—	3
Equity	Small Cap Equity Insights	(2,606,855)	141,112	65
Equity	Small Cap Growth Insights	4,724,182	234,858	102
Equity	Small Cap Value Insights	(1,174,911)	(735,645)	130
Equity	U.S. Equity Insights	255,674	—	10

(a)	Average number of contracts is based on the month end balances for the fiscal year ended October 31, 2020.

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Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.50%	0.50%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Underlying Fund. For the fiscal year ended October 31, 2020, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$995
Large Cap Value Insights	215
Small Cap Equity Insights	5,044
Small Cap Growth Insights	3,980
Small Cap Value Insights	9,568
U.S. Equity Insights	755

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$22,982	$74
Large Cap Value Insights	4,324	590
Small Cap Equity Insights	2,844	365
Small Cap Growth Insights	4,649	54
Small Cap Value Insights	5,900	13
U.S. Equity Insights	11,322	755

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, the fee rate for such transfer agency services was 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and

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Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$995	$671,662	$672,657
Large Cap Value Insights	215	401,652	401,867
Small Cap Equity Insights	5,044	485,995	491,039
Small Cap Growth Insights	3,980	853,633	857,613
Small Cap Value Insights	9,568	602,334	611,902
U.S. Equity Insights	755	536,888	537,643

G.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $84 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Small Cap Value Insights Fund.

As of October 31, 2020, the following Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	14%	—%
Small Cap Equity Insights	—	6

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the fiscal year ended October 31, 2020:

Fund	Market Value as of October 31, 2019	Purchased at Cost	Proceeds from Sales	Market Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$—	$105,234,208	$(105,234,208)	$—	—	$1,262
Large Cap Value Insights	—	6,916,772	(6,916,772)	—	—	1,558
Small Cap Equity Insights	7,203,961	55,890,011	(63,093,972)	—	—	41,763
Small Cap Growth Insights	10,845,477	55,947,309	(66,792,786)	—		31,922
Small Cap Value Insights	10,633,890	193,845,356	(203,779,312)	699,934	699,934	71,062
U.S. Equity Insights	—	37,296,467	(34,376,784)	2,919,683	2,919,683	7,986

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020 were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$4,077,576,294	$4,539,896,989
Large Cap Value Insights	793,522,724	882,849,996
Small Cap Equity Insights	862,973,909	936,311,097
Small Cap Growth Insights	1,527,333,504	1,676,207,655
Small Cap Value Insights	1,278,398,179	992,251,645
U.S. Equity Insights	2,018,124,371	2,166,655,236

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid

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Notes to Financial Statements (continued)

October 31, 2020

7. SECURITIES LENDING (continued)

may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The U.S. Equity Insights Fund did not have securities on loan as of October 31, 2020.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2020		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$6,772	$11,806	$—
Large Cap Value Insights	199	57	—
Small Cap Equity Insights	22,900	29,591	872,100
Small Cap Growth Insights	60,577	94,478	1,740,876
Small Cap Value Insights	13,230	14,363	—
U.S. Equity Insights	512	—	—

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7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2020.

Fund	Beginning value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2020
Large Cap Growth Insights	$—	$57,526,763	$(57,526,763)	$—
Large Cap Value Insights	—	7,445,584	(7,445,584)	—
Small Cap Equity Insights	1,732,225	65,288,745	(61,907,757)	5,113,213
Small Cap Growth Insights	—	130,446,448	(119,290,110)	11,156,338
Small Cap Value Insights	2,300,481	74,455,138	(73,386,197)	3,369,422
U.S. Equity Insights	—	23,080,625	(23,080,625)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$11,521,608	$5,874,965	$3,560,988	$—	$4,330,080	$15,684,604
Net long-term capital gains	66,785,470	—	—	14,469,214	—	—
Total taxable distributions	$78,307,078	$5,874,965	$3,560,988	$14,469,214	$4,330,080	$15,684,604

The tax character of distributions paid during the fiscal year ended October 31, 2019 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$123,336,193	$28,355,963	$15,104,381	$46,614,425	$10,386,975	$38,805,040
Net long-term capital gains	52,936,690	4,774,298	15,861,672	39,004,631	12,696,156	21,706,757
Total taxable distributions	$176,272,883	$33,130,261	$30,966,053	$85,619,056	$23,083,131	$60,511,797

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Notes to Financial Statements (continued)

October 31, 2020

8. TAX INFORMATION (continued)

As of October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$62,112,810	$161,025	$1,281,002	$3,088,011	$3,905,911	$5,511,957
Undistributed long-term capital gains	122,310,677	—	—	31,999,566	—	39,248,969
Total undistributed earnings	$184,423,487	$161,025	$1,281,002	$35,087,577	$3,905,911	$44,760,926
Capital loss carryforwards:
Perpetual Short-Term	$—	$(23,316,941)	$(21,895,922)	$—	$(10,349,273)	$—
Perpetual Long-Term	—	(3,524,388)	—	—	(7,285,429)	—
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$(1,517,473)	$—	$—
Unrealized gains (losses) — net	551,375,934	3,755,587	(16,598,541)	37,072,011	(31,892,979)	153,635,358
Total accumulated earnings (losses) — net	$735,799,421	$(22,924,717)	$(37,213,461)	$70,642,115	$(45,621,770)	$198,396,284

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,316,718,421	$313,577,987	$560,853,778	$951,828,069	$791,272,036	$788,149,083
Gross unrealized gain	584,203,748	17,329,359	55,241,352	135,891,168	69,354,702	180,880,337
Gross unrealized loss	(32,827,815)	(13,573,772)	(71,839,893)	(98,819,157)	(101,247,681)	(27,244,979)
Net unrealized gain (loss)	$551,375,933	$3,755,587	$(16,598,541)	$37,072,011	$(31,892,979)	$153,635,358

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and passive foreign investment companies.

During the year ended October 31, 2020 the U.S. Equity Insights Fund utilized $8,094,808 in prior year capital loss carryforwards.

The Small Cap Growth Insights Fund reclassed $392,366 from distributable earnings to paid in capital for the year ending October 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from net operating losses and redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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9. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Notes to Financial Statements (continued)

October 31, 2020

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,526,224	$50,423,999	2,578,365	$76,171,954
Reinvestment of distributions	290,606	9,214,122	839,624	22,972,444
Shares redeemed	(3,754,917)	(124,491,810)	(4,081,407)	(121,582,504)
	(1,938,087)	(64,853,689)	(663,418)	(22,438,106)
Class C Shares
Shares sold	194,519	5,763,740	353,072	8,870,934
Reinvestment of distributions	55,088	1,529,789	171,082	4,147,030
Shares redeemed	(487,899)	(14,149,700)	(1,030,728)	(26,741,128)
	(238,292)	(6,856,171)	(506,574)	(13,723,164)
Institutional Shares
Shares sold	5,627,401	193,729,922	8,260,634	249,994,999
Reinvestment of distributions	774,752	25,568,185	2,021,752	57,355,849
Shares redeemed	(10,656,739)	(358,525,610)	(12,141,151)	(372,578,159)
	(4,254,586)	(139,227,503)	(1,858,765)	(65,227,311)
Service Shares
Shares sold	397,977	13,315,866	706,347	19,913,545
Reinvestment of distributions	47,340	1,474,770	158,528	4,265,164
Shares redeemed	(791,476)	(25,198,611)	(986,078)	(28,691,006)
	(346,159)	(10,407,975)	(121,203)	(4,512,297)
Investor Shares
Shares sold	2,308,187	73,989,672	4,093,644	116,918,081
Reinvestment of distributions	531,837	16,642,893	1,328,599	35,834,532
Shares redeemed	(7,442,672)	(238,975,464)	(6,065,761)	(177,715,416)
	(4,602,648)	(148,342,899)	(643,518)	(24,962,803)
Class R6 Shares
Shares sold	4,074,176	145,115,420	5,501,572	166,533,446
Reinvestment of distributions	375,798	12,394,764	1,076,243	30,512,669
Shares redeemed	(4,487,194)	(156,333,132)	(7,710,537)	(238,369,630)
	(37,220)	1,177,052	(1,132,722)	(41,323,515)
Class R Shares
Shares sold	280,165	9,203,859	778,072	23,164,660
Reinvestment of distributions	27,541	849,696	24,918	665,049
Shares redeemed	(680,301)	(21,864,855)	(538,455)	(15,874,791)
	(372,595)	(11,811,300)	264,535	7,954,918
Class P Shares
Shares sold	269,182	8,251,686	457,690	13,187,898
Reinvestment of distributions	62,937	2,075,071	117,890	3,340,204
Shares redeemed	(316,163)	(10,405,430)	(318,316)	(9,349,058)
	15,956	(78,673)	257,264	7,179,044

NET DECREASE	(11,773,631)	$(380,401,158)	(4,404,401)	$(157,053,234)

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Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	405,990	$7,834,859	1,078,518	$21,990,268
Reinvestment of distributions	33,200	630,382	183,901	3,664,612
Shares redeemed	(1,070,789)	(20,722,483)	(1,068,564)	(21,978,819)
	(631,599)	$(12,257,242)	193,855	3,676,061
Class C Shares
Shares sold	94,196	1,804,205	349,252	6,992,702
Reinvestment of distributions	2,745	51,295	30,361	597,860
Shares redeemed	(239,161)	(4,555,034)	(247,041)	(5,052,720)
	(142,220)	(2,699,534)	132,572	2,537,842
Institutional Shares
Shares sold	1,495,342	29,655,521	5,286,811	107,719,818
Reinvestment of distributions	82,753	1,573,573	351,295	7,006,599
Shares redeemed	(2,638,882)	(51,782,152)	(5,653,571)	(114,141,291)
	(1,060,787)	(20,553,058)	(15,465)	585,126
Service Shares
Shares sold	68,790	1,358,700	79,120	1,644,632
Reinvestment of distributions	3,777	72,153	29,623	591,853
Shares redeemed	(155,484)	(3,130,168)	(225,687)	(4,695,199)
	(82,917)	(1,699,315)	(116,944)	(2,458,714)
Investor Shares
Shares sold	1,640,678	32,282,857	3,812,155	78,553,524
Reinvestment of distributions	82,792	1,570,377	326,191	6,496,411
Shares redeemed	(4,381,056)	(85,637,629)	(1,755,954)	(35,924,975)
	(2,657,586)	(51,784,395)	2,382,392	49,124,960
Class R6 Shares
Shares sold	357,095	6,929,811	3,956,938	80,014,855
Reinvestment of distributions	57,418	1,088,196	492,877	9,780,671
Shares redeemed	(475,699)	(9,584,792)	(7,888,267)	(162,215,118)
	(61,186)	(1,566,785)	(3,438,452)	(72,419,592)
Class R Shares
Shares sold	54,674	1,016,484	50,087	1,018,472
Reinvestment of distributions	2,806	52,688	17,212	340,328
Shares redeemed	(47,341)	(873,801)	(85,122)	(1,731,114)
	10,139	195,371	(17,823)	(372,314)
Class P Shares
Shares sold	387,576	6,726,631	798,187	15,252,281
Reinvestment of distributions	28,230	534,539	99,454	1,984,309
Shares redeemed	(430,537)	(7,758,509)	(612,512)	(12,240,790)
	(14,731)	(497,339)	285,129	4,995,800

NET DECREASE	(4,640,887)	$(90,862,297)	(594,736)	$(14,330,831)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	376,203	$8,465,614	568,989	$13,714,526
Reinvestment of distributions	3,912	104,831	125,799	2,866,956
Shares redeemed	(984,978)	(21,441,662)	(761,578)	(18,374,675)
	(604,863)	(12,871,217)	(66,790)	(1,793,193)
Class C Shares
Shares sold	73,308	1,463,071	177,041	3,568,562
Reinvestment of distributions	–	–	23,381	455,454
Shares redeemed	(124,274)	(2,383,566)	(163,619)	(3,359,695)
	(50,966)	(920,495)	36,803	664,321
Institutional Shares
Shares sold	3,188,221	74,302,685	5,235,766	131,485,651
Reinvestment of distributions	57,789	1,611,728	476,089	11,287,686
Shares redeemed	(5,096,069)	(122,869,653)	(2,771,991)	(69,865,556)
	(1,850,059)	(46,955,240)	2,939,864	72,907,781
Service Shares
Shares sold	97,493	2,072,484	91,926	2,205,781
Reinvestment of distributions	109	2,866	4,673	104,730
Shares redeemed	(95,305)	(2,121,367)	(51,949)	(1,230,710)
	2,297	(46,017)	44,650	1,079,801
Investor Shares
Shares sold	1,915,020	42,756,096	2,111,112	51,466,887
Reinvestment of distributions	14,081	374,689	107,128	2,425,323
Shares redeemed	(2,033,871)	(42,194,190)	(1,037,135)	(25,425,896)
	(104,770)	936,595	1,181,105	28,466,314
Class R6 Shares
Shares sold	1,120,145	25,078,093	4,301,945	106,589,803
Reinvestment of distributions	28,665	799,462	399,759	9,476,064
Shares redeemed	(1,891,989)	(42,708,570)	(5,443,120)	(138,390,631)
	(743,179)	(16,831,015)	(741,416)	(22,324,764)
Class R Shares
Shares sold	194,580	4,286,190	271,701	6,483,888
Reinvestment of distributions	–	–	33,918	755,025
Shares redeemed	(240,251)	(5,518,059)	(223,024)	(5,325,434)
	(45,671)	(1,231,869)	82,595	1,913,479
Class P Shares
Shares sold	2,037,782	40,341,140	2,896,062	66,645,917
Reinvestment of distributions	21,405	596,984	138,422	3,278,915
Shares redeemed	(2,389,514)	(49,315,484)	(1,565,207)	(38,912,996)
	(330,327)	(8,377,360)	1,469,277	31,011,836

NET INCREASE (DECREASE)	(3,727,538)	$(86,296,618)	4,946,088	$111,925,575

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Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	306,649	$9,891,218	592,484	$20,113,595
Reinvestment of distributions	31,355	1,142,271	281,405	8,799,530
Shares redeemed	(1,264,717)	(43,192,152)	(834,841)	(28,043,840)
	(926,713)	(32,158,663)	39,048	869,285
Class C Shares
Shares sold	51,837	1,229,438	73,157	1,836,124
Reinvestment of distributions	5,520	149,101	44,452	1,043,280
Shares redeemed	(119,799)	(2,842,443)	(82,422)	(2,101,668)
	(62,442)	(1,463,904)	35,187	777,736
Institutional Shares
Shares sold	1,978,454	75,168,576	3,227,816	127,361,435
Reinvestment of distributions	89,256	3,895,156	718,806	26,768,316
Shares redeemed	(5,545,375)	(219,431,392)	(2,661,680)	(106,449,391)
	(3,477,665)	(140,367,660)	1,284,942	47,680,360
Investor Shares
Shares sold	4,890,826	161,785,147	3,840,487	134,252,383
Reinvestment of distributions	136,767	5,138,365	964,429	31,016,030
Shares redeemed	(3,011,559)	(101,466,885)	(2,406,524)	(83,691,568)
	2,016,034	65,456,627	2,398,392	81,576,845
Class R6 Shares
Shares sold	2,469,112	93,553,475	6,482,593	253,736,476
Reinvestment of distributions	76,050	3,321,119	378,454	14,097,427
Shares redeemed	(3,506,052)	(139,512,618)	(2,246,884)	(88,998,158)
	(960,890)	(42,638,024)	4,614,163	178,835,745
Class R Shares
Shares sold	91,999	2,952,427	191,155	6,202,346
Reinvestment of distributions	7,390	257,387	59,954	1,798,021
Shares redeemed	(436,624)	(14,364,619)	(221,227)	(7,312,754)
	(337,235)	(11,154,805)	29,882	687,613
Class P Shares
Shares sold	55,270	2,137,376	146,086	5,834,292
Reinvestment of distributions	3,337	145,698	20,911	778,940
Shares redeemed	(109,095)	(3,766,238)	(117,790)	(4,759,537)
	(50,488)	(1,483,164)	49,207	1,853,695

NET INCREASE (DECREASE)	(3,799,399)	$(163,809,593)	8,450,821	$312,281,279

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	577,824	$18,546,458	1,050,768	$38,541,580
Reinvestment of distributions	19,063	787,894	287,947	10,340,127
Shares redeemed	(953,407)	(32,328,215)	(644,168)	(24,334,368)
	(356,520)	(12,993,863)	694,547	24,547,339
Class C Shares
Shares sold	49,527	1,234,005	127,462	3,310,457
Reinvestment of distributions	1,135	32,225	33,399	826,636
Shares redeemed	(106,526)	(2,331,115)	(96,061)	(2,520,272)
	(55,864)	(1,064,885)	64,800	1,616,821
Institutional Shares
Shares sold	2,934,092	133,075,373	3,054,255	151,801,030
Reinvestment of distributions	24,938	1,394,771	97,074	4,698,255
Shares redeemed	(2,285,652)	(98,004,673)	(649,663)	(32,690,060)
	673,378	36,465,471	2,501,666	123,809,225
Investor Shares
Shares sold	8,990,233	264,507,680	1,447,937	53,566,402
Reinvestment of distributions	16,896	693,587	53,407	1,907,349
Shares redeemed	(2,173,164)	(70,697,436)	(421,221)	(15,930,853)
	6,833,965	194,503,831	1,080,123	39,542,898
Class R6 Shares
Shares sold	2,188,196	101,489,097	2,033,658	99,067,064
Reinvestment of distributions	15,950	891,762	39,496	1,908,993
Shares redeemed	(864,093)	(38,945,495)	(273,958)	(14,003,900)
	1,340,053	63,435,364	1,799,196	86,972,157
Class R Shares
Shares sold	299,488	10,183,998	193,683	7,197,157
Reinvestment of distributions	1,459	59,099	4,075	143,841
Shares redeemed	(83,592)	(2,877,443)	(34,966)	(1,291,159)
	217,355	7,365,654	162,792	6,049,839
Class P Shares
Shares sold	356,779	14,596,906	393,971	19,494,828
Reinvestment of distributions	6,414	358,606	59,484	2,877,391
Shares redeemed	(618,388)	(24,891,739)	(317,399)	(15,579,917)
	(255,195)	(9,936,227)	136,056	6,792,302

NET INCREASE	8,397,172	$277,775,345	6,439,180	$289,330,581

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Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	310,371	$15,097,613	496,152	$22,850,037
Reinvestment of distributions	77,068	3,932,787	247,236	10,881,031
Shares redeemed	(957,270)	(48,175,749)	(1,018,418)	(47,836,906)
	(569,831)	(29,145,349)	(275,030)	(14,105,838)
Class C Shares
Shares sold	84,868	3,811,053	148,922	5,994,935
Reinvestment of distributions	2,946	134,360	13,896	548,621
Shares redeemed	(106,681)	(4,780,882)	(136,446)	(5,655,834)
	(18,867)	(835,469)	26,372	887,722
Institutional Shares
Shares sold	872,840	45,446,386	5,561,162	252,475,763
Reinvestment of distributions	88,673	4,667,759	755,380	34,167,885
Shares redeemed	(2,146,316)	(112,593,380)	(17,635,422)	(854,571,457)
	(1,184,803)	(62,479,235)	(11,318,880)	(567,927,809)
Service Shares
Shares sold	26,719	1,326,671	30,525	1,372,352
Reinvestment of distributions	1,819	92,349	4,689	205,533
Shares redeemed	(56,824)	(2,853,936)	(23,962)	(1,120,436)
	(28,286)	(1,434,916)	11,252	457,449
Investor Shares
Shares sold	435,432	22,519,991	1,320,028	60,005,258
Reinvestment of distributions	37,411	1,879,914	103,871	4,499,108
Shares redeemed	(1,183,792)	(56,624,715)	(1,224,326)	(56,455,932)
	(710,949)	(32,224,810)	199,573	8,048,434
Class R6 Shares
Shares sold	80,970	4,450,947	189,729	8,892,870
Reinvestment of distributions	3,227	169,754	29,892	1,352,886
Shares redeemed	(160,557)	(8,178,893)	(631,325)	(30,710,320)
	(76,360)	(3,558,192)	(411,704)	(20,464,564)
Class R Shares
Shares sold	233,270	11,676,345	219,851	10,041,364
Reinvestment of distributions	10,083	505,157	38,936	1,684,599
Shares redeemed	(383,387)	(19,038,149)	(409,091)	(18,891,773)
	(140,034)	(6,856,647)	(150,304)	(7,165,810)
Class P Shares
Shares sold	1,222,980	62,247,699	2,522,934	114,163,961
Reinvestment of distributions	76,672	4,032,946	135,300	6,101,132
Shares redeemed	(1,295,558)	(62,192,850)	(2,371,343)	(113,078,993)
	4,094	4,087,795	286,891	7,186,100

NET DECREASE	(2,725,036)	$(132,446,823)	(11,631,830)	$(593,084,316)

126

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of each Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020, which represents a period of 184 days in a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*

Class A
Actual	$1,000.00	$1,206.86		$5.05	$1,000.00	$1,070.94		$4.89	$1,000.00	$1,124.94		$6.52
Hypothetical 5% return	1,000.00	1,020.56	+	4.62	1,000.00	1,020.41	+	4.77	1,000.00	1,019.00	+	6.19
Class C
Actual	1,000.00	1,202.27		9.19	1,000.00	1,066.93		8.78	1,000.00	1,121.46		10.51
Hypothetical 5% return	1,000.00	1,016.79	+	8.42	1,000.00	1,016.64	+	8.57	1,000.00	1,015.23	+	9.98
Institutional
Actual	1,000.00	1,209.02		3.00	1,000.00	1,073.11		2.92	1,000.00	1,127.41		4.49
Hypothetical 5% return	1,000.00	1,022.42	+	2.75	1,000.00	1,022.32	+	2.85	1,000.00	1,020.91	+	4.27
Service
Actual	1,000.00	1,205.74		5.77	1,000.00	1,070.50		5.52	1,000.00	1,124.13		7.15
Hypothetical 5% return	1,000.00	1,019.91	+	5.28	1,000.00	1,019.81	+	5.38	1,000.00	1,018.40	+	6.80
Investor
Actual	1,000.00	1,208.33		3.66	1,000.00	1,072.56		3.59	1,000.00	1,126.73		5.19
Hypothetical 5% return	1,000.00	1,021.82	+	3.35	1,000.00	1,021.67	+	3.51	1,000.00	1,020.26	+	4.93
Class R6
Actual	1,000.00	1,209.14		2.94	1,000.00	1,073.16		2.87	1,000.00	1,127.41		4.44
Hypothetical 5% return	1,000.00	1,022.47	+	2.69	1,000.00	1,022.37	+	2.80	1,000.00	1,020.96	+	4.22
Class R
Actual	1,000.00	1,205.27		6.43	1,000.00	1,069.70		6.19	1,000.00	1,123.62		7.85
Hypothetical 5% return	1,000.00	1,019.30	+	5.89	1,000.00	1,019.15	+	6.04	1,000.00	1,017.75	+	7.46
Class P
Actual	1,000.00	1,209.27		2.94	1,000.00	1,073.21		2.87	1,000.00	1,127.41		4.44
Hypothetical 5% return	1,000.00	1,022.47	+	2.69	1,000.00	1,022.37	+	2.80	1,000.00	1,020.96	+	4.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

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Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*	Beginning Account Value 5/1/20	Ending Account Value 10/31/20		Expenses Paid for the 6 months ended 10/31/2020*

Class A
Actual	$1,000.00	$1,156.10		$6.61	$1,000.00	$1,110.25		$6.47	$1,000.00	$1,137.17		$5.05
Hypothetical 5% return	1,000.00	1,019.00	+	6.19	1,000.00	1,019.00	+	6.19	1,000.00	1,020.41	+	4.77
Class C
Actual	1,000.00	1,151.85		10.66	1,000.00	1,106.30		10.43	1,000.00	1,132.72		9.06
Hypothetical 5% return	1,000.00	1,015.23	+	9.98	1,000.00	1,015.23	+	9.98	1,000.00	1,016.64	+	8.57
Institutional
Actual	1,000.00	1,158.19		4.56	1,000.00	1,112.22		4.46	1,000.00	1,139.11		3.01
Hypothetical 5% return	1,000.00	1,020.91	+	4.27	1,000.00	1,020.91	+	4.27	1,000.00	1,022.32	+	2.85
Service
Actual	—	—		—	—	—		—	1,000.00	1,136.47		5.69
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,019.81	+	5.38
Investor
Actual	1,000.00	1,157.41		5.26	1,000.00	1,111.60		5.15	1,000.00	1,138.50		3.71
Hypothetical 5% return	1,000.00	1,020.26	+	4.93	1,000.00	1,020.26	+	4.93	1,000.00	1,021.67	+	3.51
Class R6
Actual	1,000.00	1,209.14		2.94	1,000.00	1,073.16		2.87	1,000.00	1,127.41		4.44
Hypothetical 5% return	1,000.00	1,022.47	+	2.69	1,000.00	1,022.37	+	2.80	1,000.00	1,020.96	+	4.22
Class R
Actual	1,000.00	1,205.27		6.43	1,000.00	1,069.70		6.19	1,000.00	1,123.62		7.85
Hypothetical 5% return	1,000.00	1,019.30	+	5.89	1,000.00	1,019.15	+	6.04	1,000.00	1,017.75	+	7.46
Class P
Actual	1,000.00	1,209.27		2.94	1,000.00	1,073.21		2.87	1,000.00	1,127.41		4.44
Hypothetical 5% return	1,000.00	1,022.47	+	2.69	1,000.00	1,022.37	+	2.80	1,000.00	1,020.96	+	4.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights	0.91%	1.66%	0.54%	1.04%	0.66%	0.53%	1.16%	0.53%
Large Cap Value Insights	0.94	1.69	0.56	1.06	0.69	0.55	1.19	0.55
Small Cap Equity Insights	1.22	1.97	0.84	1.34	0.97	0.83	1.47	0.83
Small Cap Growth Insights	1.22	1.97	0.84	N/A	0.97	0.83	1.47	0.83
Small Cap Value Insights	1.22	1.97	0.84	N/A	0.97	0.83	1.47	0.83
U.S. Equity Insights	0.94	1.69	0.56	1.06	0.69	0.55	1.19	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund, Small Cap Growth Insights Fund, and U.S. Equity Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s, Small Cap Growth Insights Fund’s, and U.S. Equity Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2020. The Trustees noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2020. They observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three- and ten-year periods and in the fourth quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2020. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%
Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47
Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44
Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44
Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2020, 93.37%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2020, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights and Small Cap Growth Insights Funds designate $66,785,470 and $14,457,173 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2020.

During the fiscal year ended October 31, 2020, the Small Cap Growth Insights Fund designates $12,041 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

138

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224091-OTU-1322328 DOMINSAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

Fundamental Equity International Funds
China Equity*
Emerging Markets Equity
ESG Emerging Markets Equity
Imprint Emerging Markets Opportunities
International Equity ESG
International Equity Income

*	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	IMPRINT EMERGING MARKETS OPPORTUNITIES

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

Market Review

International Equities

International equities struggled during the 12-month period ended October 31, 2020 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of -6.85%.*

As the Reporting Period began in November 2019, international equities were rallying, mainly driven by the accommodative stance of various central banks. Also supporting international equities toward the end of 2019 was anticipation of a resolution to the U.S.-China trade war, as each of the two countries reached an agreement in principle on a “Phase One” trade deal in mid-December 2019. Additionally, Brexit negotiations took a turn for the better when the Conservative party won a comfortable majority in the mid-December 2019 U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before a January 31, 2020 deadline. (Brexit indicates the U.K.’s path out of the European Union.) Japanese equities were supported by a recovering economy, stronger capital spending and an increase in domestic demand. In a bid to ensure fair and reciprocal trade, the U.S. and Japan had signed a limited trade deal on agriculture and digital trade in October 2019, just before the start of the Reporting Period.

While international equities continued to rally in January 2020, the MSCI EAFE Index ended the first quarter of 2020 with a return of -22.83%.* From mid-February through March 2020, we saw COVID-19 wreak havoc across countries, communities and industries alike, potentially on the path to bring about a global recession. By the end of the first quarter, the pandemic was on its way to becoming the worst health care crisis the world had seen since the Spanish flu in 1918, as it disrupted global supply chains, international trade and private consumption patterns across the world. While different countries took varied degrees of measures in an effort to combat the pandemic, containment through social distancing and lockdowns was the broader theme of the season. Seen from an economic standpoint, the remedy was widely viewed to be as bad as the disease. With more than 100 countries closing borders in March, the movement of people, tourism flows and virtually all economic activities came to a screeching halt. Amid these conditions, March 2020 was a historic month for all asset classes and for equities in particular, with all leading markets across the world experiencing one of the largest single-month declines since October 2008. Many equity markets — in economies large and small — went into a tailspin, enduring declines of 30% or more at the trough. Exacerbating matters was the failure of OPEC+ to agree to oil production cuts, which resulted in Saudi Arabia ramping up supply, and thereby applying downward pressure on oil prices. (OPEC is the Organization of the Petroleum Exporting Countries. OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia.) Volatility spiked, in some cases to levels last seen during the global financial crisis of 2008-2009, with market liquidity deteriorating significantly. Dispersion among industry returns skyrocketed in March 2020.

In yet another sharp reversal, international equities rebounded strongly in the second quarter of 2020, with the MSCI EAFE Index up 14.88%* for the quarter. Equity markets around the world gained on optimism around a global economic recovery, as lockdown measures began to ease, even as many markets faced some headwinds from weak macroeconomic data, fear of a second wave of COVID-19 and a bleak U.S. economic outlook from the U.S. Federal Reserve (the “Fed”). Investors largely looked past first quarter 2020 earnings, as company outlooks for then-upcoming quarters amid COVID-19 took precedent. The European equity market was supported by a larger than consensus expected stimulus boost from the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Programme (“PEPP”) and the European Union’s proposed €750 billion COVID-19 recovery plan. In June 2020, the ECB increased its PEPP to €1.35 trillion and extended purchases through June 2021. The ECB also announced it would begin offering euro liquidity to non-euro area central banks in response to the COVID-19 crisis. In Europe, June’s composite Purchasing Managers’ Index rebounded 15.5 points to 47.5, consistent with the easing of lockdown measures and improvements in high frequency activity data. Japanese equity markets rallied in April and May, recovering from the downturn that had started in February 2020. Its market recovery was driven by a rebound in valuations, particularly in cyclical sectors that bore most of the brunt during the prior quarter’s sell-off.

*	All index returns are expressed in U.S. dollar terms.

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International equity markets continued to rally in July and August before declining in September. For the third quarter of 2020, the MSCI EAFE Index posted a return of 4.80%.* In July and August, international equity market performance was buoyed by supporting industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. September’s decline was based largely on a spike in COVID-19 cases globally, a pullback in information technology sector performance and the U.S. Fed’s perspective on further policy support. European equities ended the third quarter rather flat. While major earnings beats of consensus expectations provided some support, European stock markets were pressured by rising worries around a second wave of COVID-19. The direction of Brexit negotiations also remained a key concern. In Europe, the composite Purchasing Managers’ Index fell to a three-month low in September. The region’s manufacturing sector, however, saw growth, led by Germany’s surge in manufacturing output. The U.K. presented an Internal Market Bill to its Parliament containing provisions that conflicted with the European Union-U.K. Withdrawal Agreement reached earlier in 2020. Still, in September, the U.K. and Japan finalized a free-trade agreement, the U.K.’s first major post-Brexit accord. The Japanese equity market slowed in September from its calendar year-to-date high in August 2020 amidst increasing U.S.-China tensions and ongoing strength of the yen. However, the downside was limited by better than consensus expected Japan Gross Domestic Product numbers, lowering of the COVID-19 alert in Tokyo and easing of restrictions in Japan broadly. Yoshihide Suga was elected as Japan’s Prime Minister in mid-September, becoming the country’s first new leader in nearly eight years following Shinzo Abe’s abrupt resignation. In September, the Bank of Japan upgraded its assessment of Japan’s economy, stating it had started to pick up after a difficult span caused by the pandemic.

In October 2020, the MSCI EAFE Index returned -1.68%.* International equity markets declined, as the then-upcoming U.S. elections and rising COVID-19 cases in many countries, most notably across Europe, were the main focus for investors. A number of countries, including France, Germany and Belgium, were forced to reintroduce national lockdown measures. Japan’s equity market also declined. Though Japan had been rather successful in containing the virus, its equity market was affected by renewed uncertainty in other regions around the world. These concerns around much of the globe outweighed the fact that corporate earnings releases in October for the third quarter of 2020 were largely positive, with many companies beating consensus expectations.

For the Reporting Period as a whole, information technology was the strongest performing sector in the MSCI EAFE Index, followed by health care and materials, each producing a positive absolute return. The weakest performing sector in the MSCI EAFE Index was energy, followed at some distance by real estate and financials, with each generating a double-digit negative absolute return during the Reporting Period.

From a country perspective, Denmark, New Zealand and Sweden were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each posting a strong gain. Spain, Singapore and the U.K. were the weakest individual country constituents of the MSCI EAFE Index during the Reporting Period, each of which posted a double-digit negative absolute return.

Emerging Markets Equities

Emerging markets equities rallied during the 12-month period ended October 31, 2020 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 8.23%.* Emerging markets equities significantly outperformed developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned -6.85% for the same time period.

As the Reporting Period began in the last two months of 2019, emerging markets equities advanced, supported by accommodative global monetary policy and improved trade developments. In Asia, Chinese equities surged amid renewed trade optimism. The U.S. had agreed to halt new tariffs in exchange for larger Chinese purchases of U.S. goods — most notably, agricultural products — and the U.S. President announced in December that the U.S. and China had agreed in principle to a “Phase One” trade deal. Although the details of the agreement were unclear, emerging markets equities were encouraged. South Korea also advanced, with companies broadly benefiting from interest rate cuts. Taiwan gained on strength in semiconductors. Despite faltering growth and lingering unrest surrounding India’s controversial citizenship law, its equity market rallied amid cuts in interest rates and lower

*	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

corporate taxes. In Latin America, Argentina was the top performer, bolstered by greater transparency into its new government’s plan to renegotiate public debt and alleviate pressing social issues. Brazilian equities advanced on signs of declining inflation and accommodative monetary policy. Elsewhere, Hungary and Russia performed especially well. Hungary benefited from robust growth in domestic demand, double-digit wage growth and declining unemployment, while Russia advanced amid improving inflation expectations and rising oil prices.

In a sharp reversal, emerging markets equities fell dramatically during the first quarter of 2020, with the MSCI EM Index returning -23.60%*. Emerging markets equities declined as global equity markets were overtaken by the fear of a global recession as a consequence of the COVID-19 outbreak. The extent of the spread of what had clearly become a pandemic caused global equity markets to reprice to reflect lower expectations for global economic growth and corporate earnings. Countries around the world implemented lockdowns to try and flatten the curve of new infections, with largely all but essential businesses being forced to close. Aside from COVID-19, equities also faced adverse effects from the start of an oil price dispute between Russia and Saudi Arabia. On March 8, 2020, a week after the Organization of the Petroleum Exporting Countries (“OPEC”) failed to strike a deal with its allies about production cuts, Saudi Arabia announced it would ramp up its production, which caused global oil prices to drop approximately 25% in a single day. China was the best performing country among the emerging markets equity markets in March, with the MSCI China Index dropping only 6.59%*, as it continued to benefit from the first-in/first-out effect with regard to the COVID-19 outbreak. Economic activity in China was able to somewhat normalize throughout the month, as the number of daily new local cases fell to nearly zero. Elsewhere, Indian equities dropped sharply in March, as its economy, which had been showing strong signs of recovery in the two prior months, was set back by growing concerns about COVID-19 cases in that country.

The MSCI EM Index then rose 18.08%* in the second quarter of 2020. Emerging markets equities rebounded significantly, as markets saw improved economic conditions even as the COVID-19 pandemic persisted. During the quarter, many governments bolstered their respective economic recoveries through large stimulus packages. Several emerging markets countries made progress in re-opening their economies, as the strict lockdowns implemented earlier had helped in slowing the spread of new cases. China continued to be on the forefront of the recovery, with the MSCI China Index returning 8.98%* in June 2020 alone and 22.72%* for the second calendar quarter, as its economic activity largely returned to normal levels. In fact, industrial activity in China rebounded meaningfully, though its consumer sentiment remained volatile due to the threat of a second wave of infections. In May 2020, the National People’s Congress, which is the highest organ of state power and the national legislature of China, called for a targeted stimulus package, with potential for further adjustments. In India, normalization seemed somewhat further out, as the country had yet to hit its peak in new cases. However, the country started to lift its strict lockdown measures in June in an attempt to get its economy back on its feet. In contrast to emerging markets’ healthy rebound, many developed market countries were having to reverse the opening of their economies in the wake of a second wave of COVID-19 cases.

The MSCI EM Index fell 1.60%* in September 2020 but rose 9.56%* for the third quarter of 2020. Overall, emerging markets equities maintained their recovery during the quarter, as investor optimism grew around the potential discovery and distribution of a viable vaccine against COVID-19. In September, however, emerging markets equities saw a slight drawback following an uptick in global COVID-19 cases and increased uncertainty around the then-upcoming U.S. elections. Still, parts of emerging Asia continued to be the bright spot of the emerging markets equities universe, with the equity markets of South Korea and Taiwan being the top performing countries for the quarter. South Korea had handled the outbreak of the pandemic comparatively well, partially due to extensive testing efforts. The country subsequently benefited from a strong economic recovery, and the MSCI Korea Index returned 3.08%* in September. Taiwan, somewhat insulated from the full impact of the pandemic due to its geographical location, strengthened ties with the U.S. via a new bilateral economic dialogue that has a focus on technology. India’s equity market was also a strong performer during the quarter, as it saw lower levels of unemployment and positive economic implications from its government’s sizeable stimulus package. While COVID-19 cases rose significantly in India, its government was moving ahead with some long-awaited reforms and initiatives in an effort to further propel its economic recovery. With elevated volatility linked to the then-upcoming U.S. elections, China’s equity market fell in September but remained a top

*	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

performing country during the quarter, with a 12.50%* return for the MSCI China Index. Brazil’s equity market also declined in September, as it continued to struggle to contain the spread of the coronavirus.

The MSCI EM Index rose 2.06%* in October 2020, bringing total year-to-date returns to 0.87%*. Overall, emerging markets equities resumed their recovery during October, as investor optimism grew around the potential discovery and distribution of a viable vaccine, despite an uptick in global COVID-19 cases and heightened uncertainty around the then-upcoming U.S. elections. China’s equity market rose, with the MSCI China Index returning 5.29%*. During the month, the Communist Party of China met to discuss its 14th Five-Year Plan, including key policies designed to support domestic consumption, innovation, sustainability and the continued opening of Chinese financial markets. China’s corporate earnings growth was expected, according to the Five-Year Plan, to be in the high teens for 2021, with valuations attractive relative to developed markets and its own history, all of which to be supported by the ongoing opening and growth of the Chinese economy. Elsewhere in Asia, the equity markets of Taiwan and South Korea were also top performers, as each continued to benefit from relative insulation from the U.S.-China trade tensions and the COVID-19 pandemic. India’s equity market performed strongly, as its government continued to prioritize economic recovery through stimulus and factor market reforms. Though the number of COVID-19 cases in India continued to rise, the recovery rate there was comparatively good. The equity markets of eastern Europe countries, including Poland and Russia, struggled in October, as COVID-19 cases rose and geopolitical conflict came to a head in the region. In Latin America, Brazil’s equity market was rather weak, as the nation dealt with a large wildfire, the end of emergency government payments and an increase in COVID-19 cases.

For the Reporting Period as a whole, consumer discretionary, information technology, communication services and health care were the strongest sectors in the MSCI EM Index during the Reporting Period. Energy, utilities, financials and real estate were the worst performing sectors in the MSCI EM Index during the Reporting Period.

From a country perspective, China was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by Taiwan, South Korea and Argentina, each of which posted a robust double-digit absolute gain — and the only constituents of the MSCI EM Index to post positive returns for the Reporting Period overall. Conversely, Greece was the weakest individual country constituent of the MSCI EM Index, followed by Colombia, Brazil, Poland and Turkey, each of which posted a double-digit decline during the Reporting Period.

Looking Ahead

International Equities

At the end of the Reporting Period, we expected a modest recovery in global economic growth during the remainder of 2020. Investors appeared to have largely looked past first half of the calendar year corporate earnings, as company outlooks for upcoming quarters amid the COVID-19 pandemic took precedent. While risks of rising COVID-19 cases and renewed volatility around the U.S. elections and its potential outcomes continued to pose risks at the end of the Reporting Period, economic optimism around stabilizing manufacturing data and early signs of recovery in cyclical industries buoyed investor sentiment. Even with the dip in October 2020, we expected this trend to continue, especially should optimism persist that there may be a viable COVID-19 vaccine ready by early 2021.

Still, we can be reasonably confident that volatility is here to stay. In our opinion, volatility may ultimately provide opportunity. We are always cognizant of the fact that the companies the Funds own will have to face challenging economic times at some point, predictable or not. We selected those companies because of our confidence in their ability to grow and prosper relative to their competitors — over the long term.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

*	All index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

Emerging Markets Equities

With the world still fighting the COVID-19 pandemic, most emerging markets economies either had already found themselves in or were nearing a technical recession at the end of the Reporting Period. However, some countries had proven that an orderly reversal of the draconian lockdown measures was achievable and could lead to a strong bounce in business activity. In this context, China was leading the pack, not only among emerging markets countries but globally, as its domestic economy was approaching normal levels of activity. Further, central banks were continuing to drive monetary stimulus in the highest gear to combat the negative economic implications of COVID-19. In our view, this backdrop provided a supportive environment for corporate earnings growth to recover once more countries follow China to a certain level of normalization. In fact, we remained constructive at the end of the Reporting Period on the economic fundamentals for the vast majority of emerging markets countries, especially when contrasted against the challenges of the post-Taper Tantrum period. (Taper Tantrum refers to the 2013 collective reactionary panic that triggered a spike in U.S. Treasury yields, after investors learned that the U.S. Federal Reserve was slowly putting the brakes on its quantitative easing program. The tapering of the Fed’s quantitative easing program led to a significant sell-off in some emerging markets equities markets, as many felt those economies with the largest balance sheet imbalances and who had become most reliant on foreign capital, i.e., emerging markets, would not see the level of investing they sought.) Also, at the end of the Reporting Period, markets appeared to believe in a recovery of corporate earnings in 2021, with consensus estimates pointing to 20% to 30% earnings per share growth. This is important, we believe, as company earnings are ultimately the long-term driver of public equity returns.

In being the first affected country, China led the charge in introducing new ways to 1) constrain the outbreak of COVID-19 and 2) prevent and de-escalate a potential second wave, while 3) thoughtfully lifting lockdown measures to gradually open its economy. China’s industrial sector was first to reach normalization back in late March/early April 2020, and its service sector also since picked up as well, with China’s economy operating at the end of the Reporting Period close to full capacity. Still, in the run-up to the U.S. elections in November 2020, we expected elevated volatility in Chinese equities. It is important to note that having had an on-the-ground presence in China since 2004, we have seen many of these episodes. While markets can be choppy over the short term, more pointed rhetoric typically does not interfere with China’s bigger picture growth trajectory. Over the next five years or so, we believe equity earnings in China will likely be driven by three main trends — 1) the consolidation of “old economy” sectors; 2) online/offline fusion; and 3) technological catch-up via genuine innovation. Regardless of U.S.-China tensions, China will rely, in our opinion, on these key areas to boost economic growth for the foreseeable future. This gives us confidence that these secular themes can survive potential short-term headwinds.

As the emerging markets equities universe is typically highly diverse, we saw significant divergence with respect to economic recovery at the country level at the end of the Reporting Period. In addition to China, South Korea and Taiwan also were making good progress in constraining the COVID-19 outbreak and reopening their economies, while Latin America appeared to have somewhat mixed results. Brazil and Mexico were struggling to contain the spread of the pandemic compared to some smaller economies that have been more centralized and decisive in their actions. The Latin America region has also been negatively affected by the steep drop in oil prices earlier in 2020, as many countries here are net exporters. This compares to many Asian economies being net importers and, hence, net beneficiaries of lower crude oil prices, which, in turn, helps to finance large stimulus packages. At the same time, we note that disadvantaged economies seen at the end of the Reporting Period can serve as crucial diversifiers from an investment perspective if the tide turns. Indeed, generally speaking, mismanagement of today’s crisis at the country level does not imply a lack of investment opportunities, in our view. Quite the contrary, in our opinion, a difficult operating environment tends to widen the gap between winners and losers, potentially shaping an investment landscape where picking the right stock really matters.

As such, in our role as active investors, it is apparent to us that dispersion within countries, sectors and industries has returned with a vengeance. During the last several years, investors have grown accustomed, perhaps, to talk about countries or sectors as homogenous parts of the broader market. But we believe we have entered a new paradigm where this way of thinking no longer applies. The S&P 500 Index, a broad measure of U.S. equities, has become the “poster child” of this evolution, wherein a small number of big information technology stocks were single-handedly driving market returns. The picture in the emerging markets equities markets is somewhat less extreme, but we found it best not to lose ourselves in the exuberance around certain pockets of

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the market and rather to approach each investment decision on a company-by-company basis. That said, there were certain themes we have identified, which we believe may structurally benefit from changes in consumption patterns as a result of the COVID-19 pandemic. These include adoption of automation, millennial consumption, environmental sustainability and genomics and personalized health care, the latter preferably offered online.

Turning to valuations, the emerging markets equities complex as a whole was screening as attractive versus developed markets equities, in our view, at the end of the Reporting Period, trading at a discount of more than 30%. We would argue that emerging markets equities were also trading relatively inexpensively compared to their own history when adjusted for structural changes at the sector level. The emerging markets equities universe used to be dominated by the “old economy,” but this has changed dramatically, with technology and consumer-centric sectors crowding out commodity-heavy industries. As the global recovery unfolds and the gap in economic growth between emerging markets and developed markets widens, this represents, in our view, a potentially compelling entry point into a multi-year growth story for emerging markets equities.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to achieve long-term capital appreciation and navigate potentially volatile markets ahead.

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PORTFOLIO RESULTS

Goldman Sachs China Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund and certain changes were made to its principal investment strategy and benchmark. The Fund’s investment objective did not change. Below, the Goldman Sachs Fundamental Asia ex-Japan Equity Portfolio Management Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance for the 12-month period ended October 31, 2020 and its positioning for the period from its shift in strategy through October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 43.67%, 42.60%, 44.13%, 44.01%, 44.15% and 44.17%, respectively. These returns compare to the 34.28% average annual total return of the Fund’s new benchmark, the MSCI China All Shares Index (Net, USD, Unhedged) (the “Index”). The Fund’s former benchmark, the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged), returned 15.81% during the same time period.

Q	What changes were made to the Fund’s investment strategy effective after the close of business on November 20, 2019?

A	Effective after the close of business on November 20, 2019, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in issuers economically tied to China. The Fund expects to invest primarily in common stocks, but may also invest in preferred stocks, securities convertible into common or preferred stocks, and depositary receipts. This may include securities that trade in local Chinese, Hong Kong or other foreign exchanges and securities that trade in renminbi, the official currency of China.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation also contributed positively to the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Shenzhen Inovance Technology, Contemporary Amperex Technology and Xinyi Solar Holdings, each a new position in the Fund’s portfolio during the Reporting Period.

Shenzhen Inovance Technology, of the industrials sector, develops, manufactures and sells automation control products. Its strong growth during the Reporting Period was mainly driven by a robust general automation business segment and margin expansion driven by an improved product mix.

Contemporary Amperex Technology operates as a battery products manufacturing company within the renewable energy industry. Its stock performed well during the Reporting Period as the market viewed the company as a well-positioned pure electric vehicle (“EV”) lithium-ion battery maker supplying the global markets. The company was the largest EV batter producer in terms of shipments in 2019 with a 52% share of the market in China.

Xinyi Solar Holdings is a manufacturer of renewable energy products, including various types of solar glass. Its shares rose as tight solar glass supply led the average selling price of the product to reach a historical high. At the end of the Reporting Period, we continued to expect solid demand growth for solar glass over the long term.

7

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in China Vanke, NARI Technology and Jiangsu Changshu Rural Commercial Bank.

China Vanke, a new position in the Fund during the Reporting Period, operates real estate development businesses. Its shares gained only modestly during the Reporting Period. Though the company has been relatively steady in its property development and land replenishment process, it lagged its peers in recovering from the nation’s COVID-19-driven economic slowdown. At the end of the Reporting Period, we believed the company remained a good value given what we view as its steady operations, strong balance sheet and undervalued non-development business segments.

NARI Technology, of the industrials sector, develops and manufactures power grid automation and industrial control products. Its shares declined, as the annual investment target of State Grid, for which NARI Technology supplies products, was set lower than market expectations. (The State Grid Corporation of China, commonly known as the State Grid, is a Chinese state-owned electric utility corporation and is the largest utility company in the world.) We eliminated the Fund’s position in NARI Technology by the end of the Reporting Period.

Jiangsu Changshu Rural Commercial Bank was a new position in the Fund during the Reporting Period. The commercial bank is a leading local bank in the Jiangsu province, which has one of the most active private-owned economies in China. The bank specializes in micro-lending, which has been a niche market overlooked by large national banks, in our view. With its proprietary customer acquisition model, risk management system and extensive local branches, we believe the bank has devised a profitable model to service local small-to-medium-sized enterprise clients. However, its shares declined during the Reporting Period given the persistent impact of COVID-19 on the province’s economy.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were industrials, health care and financials, where stock selection in each boosted relative results most. Only one sector detracted from the Fund’s relative results during the Reporting Period — consumer discretionary, wherein stock selection was weak. Having an allocation to cash, albeit modest, during a Reporting Period when the Index rallied, also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, there were a number of new purchases and sales made as the Fund transitioned to its new investment strategy.

To name just a couple, in addition to those new positions mentioned earlier, we initiated a Fund position in Alibaba Group Holding, the multinational technology company specializing in e-commerce, retail, Internet and technology. We added the position because we see faster offline to online migration of retailers and faster digital transformation in China, which, in our view, is favorable to the company’s long-term growth potential in e-commerce, cloud and other services.

We also established a Fund position in Meituan, which operates as a web-based shopping platform for local consumer products and retail services businesses. Meituan offers deals of the day by selling vouchers for local services and entertainment, dining, delivery and more. During the Reporting Period, Meituan proved to be a top contributor to the Fund’s relative results, enjoying especially strong demand recovery for both food delivery and in-store services.

Conversely, in addition to the sale of NARI Technology already mentioned, we eliminated the Fund’s position in AIA Group, the Hong Kong-based insurance and financial services company. The company reported weak operating performance during the Reporting Period, as disruptions from COVID-19 and social distancing measures weighed on its new sales. We also sold the Fund’s position in Taiwan Semiconductor Manufacturing, as the Fund transitioned to a China-focused portfolio and this company is a Taiwan-listed company.

8

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to industrials, health care and consumer staples increased, and its allocations to information technology and financials decreased. Exposure was newly-established in the real estate and energy sectors during the Reporting Period. The Fund’s allocation to cash decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In light of the changes made to the Fund, Shao Ping Guan, Vice President, and Christine Pu, CFA, Vice President, became portfolio managers for the Fund. Basak Yavuz, Managing Director, and Hiren Dasani, CFA, Managing Director, also continued to manage the Fund. Sumit Mangal no longer serves as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in the industrials and health care sectors. On the same date, the Fund had underweighted positions compared to the Index in the communication services and financials sectors and was relatively neutrally weighted compared to the Index in information technology, consumer staples, consumer discretionary, materials, real estate and energy. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect.

9

FUND BASICS

China Equity Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2,3]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	10.7%	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	6.9	Retailing	China
Alibaba Group Holding Ltd.	6.8	Retailing	China
Kweichow Moutai Co. Ltd. Class A	4.3	Food Products	China
Meituan Class B	4.2	Retailing	China
China Merchants Bank Co. Ltd. Class H	2.7	Banks	China
Contemporary Amperex Technology Co. Ltd. Class A	2.6	Capital Goods	China
Ping An Insurance Group Co. of China Ltd. Class H	2.5	Insurance	China
Shenzhen Inovance Technology Co. Ltd. Class A	2.0	Capital Goods	China
China Life Insurance Co. Ltd. Class H	2.0	Insurance	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.5% of the Fund’s net assets as of 10/31/20.

[3]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of October 31, 2020

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current and former benchmarks, the MSCI® China All Shares Index (Net, USD, Unhedged), and MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged; reflects no deduction for fees or expenses), are shown. The MSCI® China All Shares Index commenced operations in 2014. Since the MSCI® China All Shares Index has not been in existence for 10 full calendar years as of the end of the Reporting Period, 10 year returns are not available. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	43.67%	14.71%	8.02%	—
Including sales charges	35.77%	13.42%	7.41%	—

Class C
Excluding contingent deferred sales charges	42.60%	13.86%	7.22%	—
Including contingent deferred sales charges	41.60%	13.86%	7.22%	—

Institutional	44.13%	15.14%	8.44%	—

Investor (Commenced February 28, 2014)	44.01%	15.00%	N/A	11.50%

Class R6 (Commenced February 28, 2018)	44.15%	N/A	N/A	12.77%

Class P (Commenced April 16, 2018)	44.17%	N/A	N/A	13.79%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 17.77%, 16.85%, 18.11%, 17.55%, 18.02%, 18.13% and 18.14%, respectively. These returns compare to the 8.23% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Taiwan and Brazil contributed most positively to the Fund’s performance. These positive contributors were only partially offset by a combination of weaker stock selection and allocation positioning in Peru, Indonesia and the Czech Republic, which detracted. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a solid positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were MercadoLibre, Tencent Holdings and Sea Ltd.

MercadoLibre, an out-of-Index holding, is an e-commerce marketplace and financial technology platform in Brazil. As such, the company benefited from the accelerated shift from physical to digital commerce. New users and sales on its marketplace grew at a strong pace during the Reporting Period. Additionally, the company has been building out its own logistics network in the delivery mix, which helped support a more efficient cost structure and shopping experience for buyers. MercadoLibre has also been capitalizing on the shift to more online commerce through its digital payments and wallet offerings. By using the company’s financial technology arm, wallet holders can conduct almost all day-to-day transactions, such as bill payments, peer-to-peer transfers and credit from the convenience of their phones. While it is fair to say the environment brought on by the COVID-19 pandemic boosted the demand for MercadoLibre’s offerings, we believed at the end of the Reporting Period that these changes in consumption patterns are here to stay and MercadoLibre’s penetration of the market would likely continue to grow.

Tencent Holdings, a Chinese Internet company, saw its share price increase during the Reporting Period, as the company benefited from robust revenue growth driven by multiple catalysts, including a strong gaming pipeline, online advertising and digital payments. The COVID-19 pandemic pushed China into a nationwide lockdown and triggered the extension of the Chinese New Year. Both events proved favorable for the performance of Tencent Holdings’ various business segments. At the end of the Reporting Period, we remained positive on the long-term investment case for Tencent Holdings, partially driven by the expectation of improving advertising revenues and partly by the monetization of the multipurpose chat app WeChat, which Tencent Holdings owns.

Sea Ltd., an out-of-Index holding, is a Singapore-based information technology services provider. Its gaming division, Garena, surprised investors during the Reporting Period with the large base of gamers it had built, now more than 500 million players on average per quarter. Its community-building capabilities around Free Fire, one of its most successful games; its deepening penetration in the emerging markets; and its improved monetization power

12

PORTFOLIO RESULTS

have transformed the company into a franchise game developer in the emerging markets. On the e-commerce side of its business, its subsidiary Shopee, the leading e-commerce online shopping platform in Southeast Asia and Taiwan, has widened its leadership in terms of orders and users, boosted by the stay-at-home environment generated by the COVID-19 pandemic, as more consumers and merchants have been forced to go online for their shopping needs. The company has also been making inroads in the financial technology business through payments, or e-wallet, and consumer lending services. In our view, financial technology represents an upside opportunity for Sea Ltd., given its presence in such large unbanked regions.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in three banks — Axis Bank, Banco Bradesco and Intercorp Financial Services.

Axis Bank is the third largest private bank in India, as measured by loans and profitability. However, during the Reporting Period, it was struggling due to corporate loan quality issues, with its earnings being impacted by increases in the provisions for estimated loan losses. We had initiated a position in Axis Bank in early 2019 on the basis of factors such as expectations for the asset quality cycle to bottom, expected management changes in the near term and what we considered to be a strong liability franchise trading at attractive valuations. During the Reporting Period, the bank did report sharp improvements across profitability metrics along with healthy loan growth. However, a higher slippage rate and related provisioning, as well as some exposure to Yes Bank, proved headwinds to its stock’s performance. (Slippage refers to the difference between the expected price of a trade and the price at which the trade is executed. Yes Bank is an Indian private sector bank and one of the country’s biggest banks, which was taken over by the Reserve Bank of India in March 2020 to shore up confidence in the financial system, citing a “serious deterioration” in its financial position. India’s central bank indicated it had to act quickly to restore confidence in Yes Bank, as its customers had been withdrawing their deposits.) As such, we ultimately decided to exit the Fund’s position in Axis Bank and allocate the proceeds to what we saw as more compelling opportunities from a risk/return perspective.

Banco Bradesco is a Brazilian bank. At the end of 2019, its stock had recovered from previously weaker performance and reached its highest price of the calendar year. There was no incremental news flow specific to Banco Bradesco, but its shares subsequently declined along with the broad financials sector. The banking industry in particular was largely affected by policy measures, such as social distancing and domestic lockdowns, directed to fight the COVID-19 pandemic.

Intercorp Financial Services, an out-of-Index holding, is a Peru-based bank. Its weak performance during the Reporting Period was due to two primary factors. First, COVID-19 significantly affected the Peruvian economy. The country’s second quarter 2020 Gross Domestic Product (“GDP”) was approximately -16% and its calendar year 2020 GDP was expected by many economists to be approximately -11%. Second, there were more than 20 proposals in Peru’s Congress to discuss additional help to borrowers affected by COVID-19, such as extension of relief for an additional 90 days without charging interest. Other proposals were looking at a cap on loans. Its shares also fell on the fact that Intercorp Financial Services has more exposure to the retail sector, mainly via credit cards, than some of its peers.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the communication services, industrials and consumer staples sectors contributed most positively to the Fund’s performance. Having underweighted allocations to energy, real estate and financials and no exposure to utilities, each of which underperformed the Index during the Reporting Period, also proved beneficial. Conversely, weak stock selection in consumer discretionary and information technology detracted from the Fund’s performance. To a more modest degree, having underweighted exposures to materials and health care also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we added to the Fund’s position in Alibaba Group Holding within the consumer discretionary sector. Alibaba Group Holding is a China-based technology company specializing in e-commerce,

13

PORTFOLIO RESULTS

retail, Internet and technology. We added to the position because we see faster offline to online migration of retailers and faster digital transformation in China, which, in our view, is favorable to the company’s long-term growth potential in e-commerce, cloud and other services.

We initiated a Fund position in Kotak Mahindra Bank, one of the private sector banks in India, within the financials sector. We believed that Kotak Mahindra Bank’s conservatism and improving liability franchise, coupled with what we see as a strong capital position, made it a compelling investment, especially in the environment seen in India’s financial sector during the Reporting Period.

Conversely, we eliminated the Fund’s position in LG Chem, a South Korean chemical company in the materials sector. The company’s share price was approaching our target price estimate, which gave us the opportunity to sell the position and allocate the proceeds toward companies within the materials sector with a higher exposure to the electric vehicle industry and less legacy business in traditional chemical segments. Against this backdrop, our decision to lock in long-term profits was triggered in May 2020 when LG Chem reported a gas leak incident at one of its plants in India.
We trimmed the Fund’s position in AIA Group, a Hong Kong-based insurance and financial services company. We like AIA Group’s well diversified Asian footprint and what we consider to be its strong management. Its onshore China business has shown sustained growth momentum with a niche premium agent model targeting high-end customers. In our view, its growth opportunity has been enhanced by its expectations of full license across all provinces in China. Its southeast Asia local businesses have also been rather steadily improving with expanded distribution capabilities and better margins, reinforcing its positive earnings and value creation outlook for the medium term. All that said, the company saw weaker operating performance during the Reporting Period due to disruptions from COVID-19 and social distancing measures. This weighed on its new sales in the first half of 2020. Thus, we trimmed some exposure to hedge against downside risk. However, we maintained exposure to AIA Group because we still viewed the firm at the end of the Reporting Period as a long-term quality holding in the life insurance industry in China specifically and in Asia more broadly.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer discretionary and communication services increased, and its allocations relative to the Index to financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in Taiwan increased. Its allocation to China also increased largely in line with the Index’s increased exposure to China during the Reporting Period and for risk management purposes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to India and Brazil and underweighted exposure to Taiwan, Thailand and South Africa relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Egypt, Argentina, Colombia, Hungary, Chile, United Arab Emirates, Qatar, Malaysia and Saudi Arabia, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Vietnam and Singapore.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer staples, communication services, consumer discretionary, information technology and industrials at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, financials, energy and real estate sectors at the end of the Reporting Period. The Fund was relatively neutral on the health care sector at the end of the Reporting Period. The Fund had no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	9.2%	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	9.0	Retailing	China
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Kweichow Moutai Co. Ltd. Class A	2.9	Food Products	China
Meituan Class B	2.4	Retailing	China
MercadoLibre, Inc.	2.0	Retailing	China
China Merchants Bank Co. Ltd. Class H	1.7	Banks	Argentina
Ping An Insurance Group Co. of China Ltd. Class H	1.7	Insurance	China
SK Hynix, Inc.	1.6	Semiconductors & Semiconductor Equipment	South Korea

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at October 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	17.77%	10.60%	4.18%	—
Including sales charges	11.34%	9.36%	3.60%	—

Class C
Excluding contingent deferred sales charges	16.85%	9.77%	3.40%	—
Including contingent deferred sales charges	15.85%	9.77%	3.40%	—

Institutional	18.11%	11.02%	4.59%	—

Service	17.55%	10.47%	4.07%	—

Investor	18.02%	10.87%	4.43%	—

Class R6 (Commenced July 31, 2015)	18.13%	11.05%	N/A	9.23%

Class P (Commenced April 16, 2018)	18.14%	N/A	N/A	4.35%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

16

PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class R Shares generated average annual total returns, without sales charges, of 18.46%, 17.58%, 18.91%, 18.79%, 18.92% and 18.11%, respectively. These returns compare to the 8.23% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period. During the period from their inception on January 21, 2020 through October 31, 2020, the Fund’s Class P Shares generated a cumulative total return, without sales charge, of 8.28%. This return compares to the -0.24% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, effective stock selection in China, Taiwan and Brazil contributed most positively to the Fund’s relative performance. These positive contributors were only partially offset by a combination of weaker stock selection and allocation positioning in India, Peru and the Czech Republic, which detracted. The Fund’s relative results were further dampened by having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a solid positive return.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were MercadoLibre, Tencent Holdings and Sea Ltd.

MercadoLibre, an out-of-Index holding, is an e-commerce marketplace and financial technology platform in Brazil. As such, the company benefited from the accelerated shift from physical to digital commerce. New users and sales on its marketplace grew at a strong pace during the Reporting Period. Additionally, the company has been building out its own logistics network in the delivery mix, which helped support a more efficient cost structure and shopping experience for buyers. MercadoLibre has also been capitalizing on the shift to more online commerce through its digital payments and wallet offerings. By using the company’s financial technology arm, wallet holders can conduct almost all day-to-day transactions, such as bill payments, peer-to-peer transfers and credit from the convenience of their phones. While it is fair to say the environment brought on by the COVID-19 pandemic boosted the demand for MercadoLibre’s offerings, we believed at the end of the Reporting Period that these changes in consumption patterns are here to stay and MercadoLibre’s penetration of the market would likely continue to grow.

Tencent Holdings, a Chinese Internet company, saw its share price increase during the Reporting Period, as the company benefited from robust revenue growth driven by multiple catalysts, including a strong gaming pipeline, online advertising and digital payments. The COVID-19 pandemic pushed China into a nationwide lockdown and triggered the extension of the Chinese New Year. Both events proved favorable for the performance of Tencent Holdings’ various business segments. At the end of the Reporting Period, we remained positive on the long-term investment case for Tencent Holdings, partially driven by the expectation of improving advertising revenues and partly by the monetization of the multipurpose chat app WeChat, which Tencent Holdings owns.

Sea Ltd., an out-of-Index holding, is a Singapore-based information technology services provider. Its gaming

17

PORTFOLIO RESULTS

division, Garena, surprised investors during the Reporting Period with the large base of gamers it had built, now more than 500 million players on average per quarter. Its community-building capabilities around Free Fire, one of its most successful games; its deepening penetration in the emerging markets; and its improved monetization power have transformed the company into a franchise game developer in the emerging markets. On the e-commerce side of its business, its subsidiary Shopee, the leading e-commerce online shopping platform in Southeast Asia and Taiwan, has widened its leadership in terms of orders and users, boosted by the stay-at-home environment generated by the COVID-19 pandemic, as more consumers and merchants have been forced to go online for their shopping needs. The company has also been making inroads in the financial technology business through payments, or e-wallet, and consumer lending services. In our view, financial technology represents an upside opportunity for Sea Ltd., given its presence in such large unbanked regions.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in three financials companies — Axis Bank, Banco Bradesco and IRB Brazil Resseguros.

Axis Bank is the third largest private bank in India, as measured by loans and profitability. However, during the Reporting Period, it was struggling due to corporate loan quality issues, with its earnings being impacted by loan loss provisions. (A loan loss provision is an income statement expense set aside as an allowance for uncollected loans and loan payments.) We had initiated a position in Axis Bank in early 2019 on the basis of factors such as expectations for the asset quality cycle to bottom, expected management changes in the near term and what we considered to be a strong liability franchise trading at attractive valuations. During the Reporting Period, the bank did report sharp improvements across profitability metrics along with healthy loan growth. However, a higher slippage rate and related provisioning, as well as some exposure to Yes Bank, proved headwinds to its stock’s performance. (Slippage refers to the difference between the expected price of a trade and the price at which the trade is executed. Yes Bank is an Indian private sector bank and one of the country’s biggest banks, which was taken over by the Reserve Bank of India in March 2020 to shore up confidence in the financial system, citing a “serious deterioration” in its financial position. India’s central bank indicated it had to act quickly to restore confidence in Yes Bank, as its customers had been withdrawing their deposits.) As such, we ultimately decided to exit the Fund’s position in Axis Bank and allocate the proceeds to what we saw as more compelling opportunities from a risk/return perspective.

Banco Bradesco is a Brazilian bank. At the end of 2019, its stock had recovered from previously weaker performance and reached its highest price of the calendar year. There was no incremental news flow specific to Banco Bradesco, but its shares subsequently declined along with the broad financials sector. The banking industry in particular was largely affected by policy measures, such as social distancing and domestic lockdowns, directed to fight the COVID-19 pandemic.

IRB Brasil Resseguros is a Brazilian reinsurance company. Its shares declined significantly during the Reporting Period as accusations over financial irregularities by a short seller led to volatilities in its share price. (Short selling is an investment or trading strategy that speculates on the decline in a stock or other securities price.) The hedge fund doing the short selling questioned the sustainability of IRB Brasil Resseguros’ profitability and specifically criticized the reinsurance company’s estimates around recovery of past claims as well as the accounting of capital gains from real estate sales as recurring items. Despite the company publishing detailed financial notes and disclosures audited by high profile accounting firms, its share price suffered. Further, some reshuffling of top leadership took place during the Reporting Period, which also dampened investor sentiment. On a conference call on which the firm was set to explain the reasoning behind the personnel changes, IRB Brasil Resseguros claimed Berkshire Hathaway to be an investor and in the process of appointing a new member to its Board. Berkshire Hathaway denied this the next day, which undermined, in our view, IRB Brasil Resseguros’ credibility and prompted us to sell the Fund’s position in its stock.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection in communication services and industrials contributed most positively to the Fund’s relative results. Having overweighted allocations to information technology and consumer discretionary, each of which outperformed the Index during the Reporting Period, also boosted the Fund’s relative performance.

Conversely, weaker stock selection in consumer staples, materials and financials detracted from the Fund’s relative results during the Reporting Period. Having an overweighted allocation, on average, to financials during the Reporting Period, also dampened results, as the sector substantially underperformed the Index.

18

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to the Fund’s position in Alibaba Group Holding within the consumer discretionary sector. Alibaba Group Holding is a China-based technology company specializing in e-commerce, retail, Internet and technology. We added to the position because we see faster offline to online migration of retailers and faster digital transformation in China, which, in our view, is favorable to the company’s long-term growth potential in e-commerce, cloud and other services.

We initiated a Fund position in Kotak Mahindra Bank, one of the private sector banks in India, within the financials sector. We believed that Kotak Mahindra Bank’s conservatism and improving liability franchise, coupled with what we see as a strong capital position, made it a compelling investment, especially in the environment seen in India’s financial sector during the Reporting Period.

Conversely, we eliminated the Fund’s position in LG Chem, a South Korean chemical company in the materials sector. The company’s share price was approaching our target price estimate, which gave us the opportunity to sell the position and allocate the proceeds toward companies within the materials sector with a higher exposure to the electric vehicle industry and less legacy business in traditional chemical segments. Against this backdrop, our decision to lock in long-term profits was triggered in May 2020 when LG Chem reported a gas leak incident at one of its plants in India.

We exited the Fund’s position in Orange Life Insurance, a South Korean financials company, early in the Reporting Period. On November 14, 2019, Shihan Financial Group announced its acquisition of the remaining shares of Orange Life Insurance. Based on the announced share swap ratio, we saw limited upside potential in the stock and thus sold the Fund’s position. (A share swap ratio is a ratio at which an acquiring company will offer its own shares in exchange for the target company’s shares during a merger or acquisition.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer discretionary and communication services increased, and its allocations relative to the Index to materials and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China increased and in Brazil decreased, largely in line with the Index’s moves in these weights during the Reporting Period and for risk management purposes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Brazil and underweighted exposures to South Africa and Thailand relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Egypt, Argentina, Colombia, Hungary, Chile, United Arab Emirates, Qatar, Malaysia and Saudi Arabia, where the Fund had no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in communication services, information technology, consumer discretionary and financials at the end of the Reporting Period. The Fund had an underweighted position compared to the Index in the health care sector at the end of the Reporting Period. The Fund had rather neutral exposure to the consumer staples and industrials sectors and no allocations to the utilities, real estate, energy and materials sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time, but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

19

FUND BASICS

ESG Emerging Markets Equity Fund

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Alibaba Group Holding Ltd. ADR	9.7%	Retailing	China
Tencent Holdings Ltd.	9.2	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.6	Technology Hardware & Equipment	South Korea
MercadoLibre, Inc.	2.9	Retailing	Argentina
Meituan Class B	2.8	Retailing	China
Ping An Insurance Group Co. of China Ltd. Class H	2.4	Insurance	China
China Merchants Bank Co. Ltd. Class H	2.1	Banks	China
AIA Group Ltd.	2.0	Insurance	Hong Kong
NAVER Corp.	1.9	Media & Entertainment	South Korea

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2018 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Since Inception
Class A (Commenced May 31, 2018)
Excluding sales charges	18.46%	7.14%
Including sales charges	11.95%	4.68%

Class C (Commenced May 31, 2018)
Excluding contingent deferred sales charges	17.58%	6.35%
Including contingent deferred sales charges	16.58%	6.35%

Institutional (Commenced May 31, 2018)	18.91%	7.56%

Investor (Commenced May 31, 2018)	18.79%	7.42%

Class R6 (Commenced May 31, 2018)	18.92%	7.56%

Class R (Commenced May 31, 2018)	18.11%	6.90%

Class P** (Commenced January 21, 2020)	N/A	8.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

**	Total return for periods of less than one year represents cumulative total return.

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PORTFOLIO RESULTS

Goldman Sachs Imprint Emerging Markets Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Imprint Emerging Markets Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 5.95%, 5.09%, 6.31%, 6.10%, 6.24% and 6.38%, respectively. These returns compare to the 8.23% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund generated solid positive absolute returns, it underperformed the Index on a relative basis during the Reporting Period, attributable primarily to individual stock selection and country allocation. Sector allocation contributed positively. From a country perspective, stock selection and allocation positioning in the United Arab Emirates, Slovenia and Egypt detracted most. Having a position in cash, albeit modest, during a Reporting Period when the Index rose, also dampened the Fund’s relative results. These detractors were partially offset by effective stock selection in South Africa, Russia, South Korea, Poland and Taiwan, which contributed positively to the Fund’s relative results during the Reporting Period.

Q	Which stocks detracted most significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index during the Reporting Period were NMC Health, a diversified health care company based in the United Arab Emirates; IRB Brasil Resseguros, a Brazilian reinsurance company; and Emirates NBD Bank, Dubai, United Arab Emirate’s largest and highest quality bank and one of the largest banking groups in the Middle East. The share price of each of these companies fell during the time they were held in the Fund’s portfolio, and each was sold out of the Fund’s portfolio by the end of the Reporting Period.

Q	What were the Fund’s best-performing individual stocks during the Reporting Period?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Naspers, a South Africa-based media communications company; Haier Smart Home, a China-based appliances manufacturer; and LG Chem, a South Korean chemical manufacturer. Each of these companies experienced a robust share price increase during the Reporting Period, and each was still held in the Fund’s portfolio at the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in health care, financials and consumer discretionary detracted most from the Fund’s performance during the Reporting Period. Having underweights to communication services and information technology, which each outperformed the Index during the Reporting Period, and having an overweight, on average, to financials, which underperformed the Index during the Reporting Period, also hurt. Conversely, effective stock selection within the materials, industrials, consumer staples and information technology sectors contributed most positively to the Fund’s relative performance. Having no exposure to the energy, utilities and real estate sectors, each of which underperformed the Index during the Reporting Period, and having an overweight to consumer discretionary, which outperformed the Index during the Reporting Period, also helped.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”), which contemplates the reorganization of the Fund with and into the Goldman Sachs ESG Emerging Markets Equity Fund (the “Surviving Fund” and, together with the Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes that the reorganization: (i) would rationalize Funds that have the same investment objective and similar investment strategies (albeit with some notable differences): (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth.

As of the close of business on October 16, 2020, the Fund was able to and did depart from its stated investment objectives and policies as it prepared to reorganize with and into the Surviving Fund. Thus, given the repositioning of the Fund under way toward the end of the Reporting Period, the number of purchases and sales, i.e. trading activity, was higher than usual as we implemented the changes to the Fund’s investment strategy.

The reorganization is expected to close during January 2021 or on such other date as the parties to the reorganization shall agree.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection as are allocations to countries. That said, during the Reporting Period, the Fund’s changes in sector and country weightings were directly the result of the repositioning of the Fund to its new investment strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2020, Basak Yavuz, Managing Director, and Hiren Dasani, CFA, Managing Director, became co-portfolio managers of the Fund. Effective October 31, 2020, Jamieson Odell, Vice President, and Lee Gao, Vice President, will no longer serve as portfolio managers for the Fund. Ms. Yavuz is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity strategy. Ms. Yavuz joined the Investment Adviser in September 2011. Mr. Dasani is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity and India Equity strategies. Mr. Dasani joined GSAM’s India Equity Research team in January 2007. Ms. Yavuz and Mr. Dasani also serve as portfolio managers of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs ESG Emerging Markets Equity Fund. We believe the repositioning of the Fund and of our portfolio management talent will help to further broaden our already strong range of emerging market equity capabilities and enhance our approach to Environmental, Social and Governance integration across our Fundamental Equity Funds.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As of October 16, 2020 through the end of the Reporting Period, repositioning of the Fund was underway given the Plan discussed above. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in South Africa and the Philippines and was underweight relative to the Index in China, South Korea, Brazil and Saudi Arabia. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining country constituents of the Index, with the exceptions of Pakistan, Czech Republic, Greece, Argentina, Colombia, Hungary, Peru, Turkey, Chile, United Arab Emirates, Qatar, Mexico, Malaysia and Thailand, where the Fund held no exposure at all. The Fund also had exposure to the U.S., South Vietnam and Bangladesh, which are not constituents of the Index, at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary and had underweighted positions compared to the Index in communication services, materials, information technology, health care and financials at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in consumer staples and industrials and had no exposure at all to the utilities, real estate and energy sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

23

FUND BASICS

Imprint Emerging Markets Opportunities

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Naspers Ltd. Class N	11.6%	Retailing	South Africa

Alibaba Group Holding Ltd. ADR	8.1	Retailing	China

iShares, Inc. iShares ESG Aware MSCI EM ETF	6.6	Exchange Traded Fund	United States

Delta Electronics, Inc.	4.9	Technology Hardware & Equipment	Taiwan

FPT Corp.	4.1	Technology Hardware & Equipment	Vietnam

HDFC Bank Ltd. ADR	4.0	Banks	India

ICICI Bank Ltd. ADR	3.9	Banks	India

Merida Industry Co. Ltd.	3.9	Consumer Durables & Apparel	Taiwan

Flat Glass Group Co. Ltd. Class H	3.8	Semiconductors & Semiconductor Equipment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4	Semiconductors & Semiconductor Equipment	Taiwan

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 5.9% of the Fund’s net assets as of 10/31/20.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 5.9% of the Fund’s net assets at October 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Imprint Emerging Markets Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	5.95%	-0.51%	-0.99%
Including sales charges	0.15%	-1.63%	-1.57%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	5.09%	-1.26%	-1.74%
Including contingent deferred sales charges	4.06%	-1.26%	-1.74%

Institutional (Commenced February 28, 2011)	6.31%	-0.13%	-0.61%

Investor (Commenced February 28, 2011)	6.10%	-0.28%	-0.76%

Class R6 (Commenced February 28, 2018)	6.24%	N/A	-4.75%

Class P (Commenced April 16, 2018)	6.38%	N/A	-4.47%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

25

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses Goldman Sachs International Equity ESG Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 3.30%, 2.53%, 3.62%, 3.16%, 3.56%, 3.63% and 3.67%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation and sector allocation also contributed positively, albeit more modestly, to the Fund’s relative performance during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Taiwan Semiconductor, Cellnex Telcom and Infineon Technologies.

Taiwan Semiconductor is an out-of-MSCI EAFE Index position that outperformed the MSCI EAFE Index during the Reporting Period. Its revenue growth was strong year-to-date through October 2020, driven by continuing fifth-generation (“5G”) penetration and increasing high-performance computer demand. Also, investor concerns regarding its loss of technology company Huawei as a customer were reduced given its strong performance in the third quarter of 2020 as other customers quickly replaced Huawei. Further, volume production of its five-nanometer node solidified Taiwan Semiconductor’s position as the leading process technology provider, which should translate, in our view, to increased market share and higher pricing power going forward. Its shares also rose as higher capacity utilization from elevated demand led to an impressive uptick in its margins. At the end of the Reporting Period, we believed Taiwan Semiconductor’s leadership in process technology may well give the company the ability to maintain its margins at elevated levels in the months ahead.

Cellnex Telecom, based in Spain, operates infrastructure for wireless telecommunications in Spain, Italy, the Netherlands, France, Switzerland and elsewhere. During the Reporting Period, Cellnex Telecom delivered on its strategy of consolidating and optimizing the telecommunications tower infrastructure market in Europe. This market remains under-developed compared to that of the U.S., with phone carriers still largely owning their mobile towers. However, financial pressures and strategic decisions have been pushing operators to sell their infrastructure, and Cellnex Telecom has been one of the main beneficiaries of this trend given its existing position as the largest independent mast owner in Europe. In October 2019, just before the start of the Reporting Period, Cellnex Telecom had announced a $2.5 billion deal to acquire 7,400 mobile towers in the U.K.

Infineon Technologies is a German semiconductor company. Its acquisition of California-based Cypress Semiconductor, completed in April 2020, was widely seen as adding to Infineon Technologies’ margin growth potential. The

26

PORTFOLIO RESULTS

acquisition also provides scale and enables Infineon Technologies to be a full system supplier of power semiconductors, thus widening its total addressable market. We believe Infineon Technologies, along with Cypress Semiconductor, has the scale to profitably invest and manufacture new technology power semiconductors, potentially leading to sustainable market share growth going forward. Further boosting sentiment around Infineon Technologies was the improved outlook for the auto industry, where the company has a significant exposure, following a severe hit from the pandemic. In our view, Infineon Technologies is well placed to benefit from higher power semiconductor content in electric vehicles and advanced driver assistance systems. Subsidies on electric vehicles, especially in Europe and China, should be supportive, in our opinion, of Infineon Technologies’ auto revenue growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Compass Group, Informa and Banco Bilbao Vizcaya Argentaria (“BBVA”).

Compass Group is a U.K. catering and food support services provider, mostly to business/industry, health care, education, sports and leisure sites. Its stock fell sharply in the COVID-19-induced sell-off, primarily due to heavy exposure to the away-from-home economy. At the end of the Reporting Period, we believed most of the company’s end-markets would come back strongly once the economy reopens in the post-COVID-19 era and its business impairment would be limited mostly to its exposure in the business/industry segment. We also believed its stock was trading below its fundamental value at levels seen at the end of the Reporting Period. Finally, in our view, Compass Group, with what we consider to be a strong balance sheet, industry leading competitive positioning and good management team, is likely to emerge as a stronger company coming out of the crisis, able to create value for its shareholders over the long term.

Informa, a U.K. communication services company, engages in publishing, business intelligence and business events/exhibitions services. Informa’s shares declined dramatically during the Reporting Period due to the pandemic’s impact on the occurrence of physical exhibitions and conventions. At the end of the Reporting Period, we were encouraged by the performance of the company’s other business segments and its progress on the monetization of virtual events and found its outlook and valuation to be relatively attractive.

BBVA, a new position for the Fund during the Reporting Period, is a Spanish bank. BBVA experienced a double-digit share price decline during the Reporting Period primarily due to the effects of the pandemic’s impact on the economy. Because of the pandemic, central banks have cut interest rates, and loan growth has declined. This, in turn, put pressure on BBVA’s revenues. Also, the bank had to take higher precautionary loan loss provisions due to worsening economic conditions. Lower revenue and higher provisioning caused BBVA’s profits to decline year over year. Finally, regulators have prohibited banks, including BBVA, from distributing dividends in 2020, even though BBVA has sufficient capital to do so. This put further pressure on BBVA’s share price as well as on the broad banking industry during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were information technology, energy and consumer staples, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results were consumer discretionary and financials, each hurt by weak stock selection. Having an underweighted allocation to utilities, which outperformed the Index during the Reporting Period, also detracted.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection in the U.K., Japan and Spain boosted the Fund’s relative returns most. Having exposure to Taiwan, which is not a constituent of the MSCI EAFE Index but which outperformed the MSCI EAFE Index during the Reporting Period, also helped. Conversely, the countries that detracted most from the Fund’s relative results during the Reporting Period were France and Switzerland, where stock selection overall hurt. Also, having no exposure

27

PORTFOLIO RESULTS

to Ireland, which outperformed the MSCI EAFE Index during the Reporting Period, dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Genmab, a Danish biotechnology company. Genmab is a competitive oncology platform company that specializes in differentiated antibody therapeutics. In our view, Genmab’s base business and market franchise have not yet been fully appreciated but offer compelling upside potential. Among the factors we like about Genmab are what we consider to be its growing opportunities for royalties through its market franchises and its significant pipeline opportunities through its partnerships with other industry-leading innovators that may support its free cash flow. At the time of purchase, we believed Genmab had an attractive valuation profile and potential for long-term growth.

We established a Fund position in Intercontinental Hotels Group (“IHG”), which operates a predominantly franchised hotel network. Its biggest brands include Holiday Inn, InterContinental and Crown Plaza. Travel is a structural growth industry, and while the pandemic has disrupted the travel industry short term, we do not believe this changes the landscape with a three- to five-year view. We expect IHG to benefit from consumers’ move from unbranded to branded hotels, as small independent hotels struggle to compete and see the benefits of belonging to a branded hotel network. IHG operates an asset-light model, which means approximately 95% of its earnings before interest and taxes comes from franchise fees. This model, in our view, is scalable, results in higher margins, high returns on capital and high free cash flow generation. IHG’s management has, in our opinion, successfully executed a $125 million savings program, which it used to fund new concepts, such as Voco, an international lifestyle hotel brand, and Avid, a midscale hotel brand. Both of these brands had performed well, pre-COVID, which, we see as demonstration of the company’s ability to innovate and fund that innovation organically.
Conversely, we exited the Fund’s position in Novartis, a Swiss health care company. We liked the pharmaceutical company’s diversified growth story as well as its potential for margin expansion. Those factors drove both top- and bottom-line growth, which, in turn, served as catalysts for its stock’s strong performance through mid-2019. From that point on, however, Novartis experienced increased execution risk following the disappointment and delay of its new product pipeline, driving downward revision of its earnings. Against this backdrop, we believed Novartis had appreciated in valuation, and we felt there were better opportunities elsewhere in the sector.

We eliminated the Fund’s position in Grifols, a Spanish pharmaceutical company that produces blood plasma-based products and operates as a supplier of devices, instruments and reagents for clinical testing. Our investment thesis on Grifols had been centered around its top-line growth acceleration due to a tight supply and a resilient demand for its products. However, its stock performed poorly amid fallout from COVID-19, which hurt its supply chain. Grifols also experienced increased competition for some its best-selling products in areas where it derives much of its competitive differentiation. As a result, these factors hurt both the company’s top-line revenue sustainability and growth outlook. Heightened investor skepticism and its challenged price/earnings ratio also hurt our conviction in the company, and so we sold the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, industrials, energy, utilities, financials, materials and consumer discretionary increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to communication services, health care, consumer staples and real estate decreased. The Fund’s position in cash increased during the Reporting Period.

From a country perspective, the Fund’s exposure to the U.K., Switzerland and Denmark increased relative to the MSCI EAFE Index, while its relative exposure to Japan, France,

28

PORTFOLIO RESULTS

New Zealand and Norway decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain, Denmark and the Netherlands and less exposure to Japan, France and Germany relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a rather neutral position relative to the MSCI EAFE Index in Switzerland, Sweden, Finland and Singapore and held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had positions in Taiwan and China, which are not constituents of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in information technology, industrials and communication services at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary and consumer staples. The Fund was rather neutrally weighted relative to the MSCI EAFE Index in health care, materials, financials, energy and utilities and had no exposure to the real estate sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

29

FUND BASICS

International Equity ESG Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	4.7%	Food Products	Switzerland

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.3	Semiconductors & Semiconductor Equipment	Taiwan

Zurich Insurance Group AG	4.0	Insurance	Switzerland

Ferguson plc	3.6	Capital Goods	United States

Infineon Technologies AG	3.3	Semiconductors & Semiconductor Equipment	Germany

AstraZeneca plc	3.3	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Koninklijke DSM NV	3.2	Materials	Netherlands

DS Smith plc	3.2	Materials	United Kingdom

Cellnex Telecom SA	3.1	Telecommunication Services	Spain
Rentokil Initial plc	3.1	Commercial & Professional Services	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

30

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.30%	4.88%	4.28%	—
Including sales charges	-2.36%	3.69%	3.69%	—

Class C
Excluding contingent deferred sales charges	2.53%	4.10%	3.50%	—
Including contingent deferred sales charges	1.52%	4.10%	3.50%	—

Institutional	3.62%	5.26%	4.68%	—

Service	3.16%	4.77%	4.17%	—

Investor	3.56%	5.13%	4.52%	—

Class R6 (Commenced February 26, 2016)	3.63%	N/A	N/A	8.59%

Class P (Commenced April 16, 2018)	3.67%	N/A	N/A	2.61%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

31

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses Goldman Sachs International Equity Income Fund (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -11.23%, -11.88%, -10.86%, -10.99%, -10.93%, -11.44% and -10.89%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to sector and country allocation, which detracted. Individual stock selection contributed positively to relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Taiwan Semiconductor, Schneider Electric and Rio Tinto.

Taiwan Semiconductor is an out-of-MSCI EAFE Index position that outperformed the MSCI EAFE Index during the Reporting Period. Its revenue growth was strong year-to-date through October 2020, driven by continuing fifth-generation (“5G”) penetration and increasing high-performance computer demand. Also, investor concerns regarding its loss of technology company Huawei as a customer were reduced given its strong performance in the third quarter of 2020 as other customers quickly replaced Huawei. Further, volume production of its five-nanometer node solidified Taiwan Semiconductor’s position as the leading process technology provider, which should translate, in our view, to increased market share and higher pricing power going forward. Its shares also rose as higher capacity utilization from elevated demand led to an impressive uptick in its margins. At the end of the Reporting Period, we believed Taiwan Semiconductor’s leadership in process technology may well give the company the ability to maintain its margins at elevated levels in the months ahead.

Schneider Electric, a French information technology company, is exposed to structural growth trends through leading positions in both of its end-markets — energy management and industrial automation. Schneider Electric has built a strong software portfolio, which, in our view, should enable it to benefit from secular themes, like industrial Internet of Things and digitalization across its end markets. (The Internet of things describes the network of physical objects — “things” — that are embedded with sensors, software, and other technologies for the purpose of connecting and exchanging data with other devices and systems over the Internet.) Schneider Electric also has strong Environmental, Social and Governance (“ESG”) credentials, as its offerings help customers to achieve higher energy efficiency and cost savings. During the Reporting Period, the company demonstrated strong cost execution through portfolio rationalization and improved productivity. At the end of the Reporting Period, we believed it could continue to deliver margin expansion. We also continued to like Schneider Electric with a long term perspective given what we see as its exposure to attractive growth opportunities and good execution capabilities.

Rio Tinto, a British mineral resources company, remained a leader within the global mining industry during the Reporting Period. Operationally, its focus on Tier 1 assets and leadership within automation drove a span of strong profitability and free cash flow generation even with a weak commodity market and the difficulties COVID-19 brought to many of Rio Tinto’s peers. From a product portfolio perspective, we believed, at the end of the Reporting Period,

32

PORTFOLIO RESULTS

that Rio Tinto had an attractive mix of base metals that should benefit from the global trend of electrification and no exposure to carbon fuels following its 2018 exit from the coal business. These base metals saw a larger and faster recovery in price and demand than many carbon-based energy commodities during the Reporting Period, given the stronger supply/demand dynamics for those products.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Klepierre, BP and Royal Dutch Shell.

Klepierre, a French real estate company, is a leader across European ownership, management and development of shopping malls. Its stock detracted from Fund results during the Reporting Period due to the impact of the COVID-19 pandemic on real estate broadly and on the retail sector especially. At the end of the Reporting Period, we felt the quality of Klepierre’s portfolio was resilient and the company would prove a long-term competitor as the growth of e-commerce leads retailers to become more selective in their store footprints. We were also encouraged by what we considered to be the company’s strong fundamentals and improving sales and activity quarter over quarter through the third quarter of 2020.

BP is a U.K.-based international energy company with expertise in the exploration and production of oil and natural gas, and Royal Dutch Shell is a Netherlands-based integrated energy company with expertise in the exploration and production of oil and natural gas. During the Reporting Period, the energy sector broadly underperformed the MSCI EAFE Index significantly, largely due to weakened oil demand amid the COVID-19-induced lockdowns, acceleration of electric vehicle adoption and ESG considerations. More specific to BP and Royal Dutch Shell, each company was negatively affected by its need to cut its dividend distributions as a result of lower oil prices and the resulting reduced cash flows. Given that both energy companies are largely held by dividend-focused investors, the dividend cuts caused share price weakness.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted from the Fund’s results most during the Reporting Period were energy, health care and real estate. Weak stock selection in energy and health care hurt. Having overweighted allocations to energy and real estate, each of which underperformed the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results.

The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were consumer staples, utilities and information technology. Stock selection in all three sectors proved effective during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s relative performance were Japan, France and the Netherlands, where stock selection overall hurt. Having an underweighted allocation to Japan, which outpaced the MSCI EAFE Index during the Reporting Period, also dampened the Fund’s relative results. Conversely, effective stock selection in Germany and Spain and having exposure to Taiwan, which is not a constituent of the MSCI EAFE but which outperformed the MSCI EAFE Index during the Reporting Period, contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in National Grid. National Grid operates regulated utilities businesses in the U.K. and in the U.S. It is the systems operator in the U.K., operating the electricity and gas transmission networks, where it gets compensated based on a regulated return on its asset base. In the U.S., it operates gas and electricity distribution networks in the northeast. In the U.S., it gets compensated on a regulated return on equity invested basis. National Grid’s businesses are highly regulated and its earnings are, in our view, quite predictable.

33

PORTFOLIO RESULTS

Based on our analysis, its earnings are growing amid improved investor sentiment, which is, in turn, being driven by the increasing robustness of its networks and the energy transition toward less carbon intensive sources. We also like National Grid because given the predictable nature of its cash flows, National Grid has historically paid out a significant portion of its growing earnings as dividends.

We established a Fund position in Trend Micro. Trend Micro is a Japan-based company that develops and sells consumer and enterprise antivirus and other security software worldwide. We purchased its shares primarily because we are optimistic on market growth of global security software, particularly in cloud security where Trend Micro is relatively competitive.

Conversely, we exited the Fund’s position in Inditex. While Inditex remained, in our view, a best-in-class apparel retailer with Zara as its biggest brand, we became concerned about the health of the apparel industry as COVID-19-induced lockdowns forced store closures around the world. Inditex has, in our opinion, a strong liquidity position, especially relative to its peers, but we felt this would cause long-lasting disruption to the apparel industry, likely leading to substantial discounts by others, which would, in turn, be disruptive to the Inditex business for some time. Given the volatility in the market, we felt we had better opportunities for the capital elsewhere, and so we sold the position.

We eliminated the Fund’s position in Sumitomo Mitsui Financial Group, a Japanese financials firm. We decided to sell the position as the ongoing low interest environment in Japan has not been helpful to the financials sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to utilities, financials and consumer staples increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to health care, communication services and consumer discretionary decreased. The Fund’s position in cash also decreased during the Reporting Period.

From a country perspective, the Fund’s exposure to the U.K., Switzerland and Italy increased relative to the MSCI EAFE Index, while its relative exposure to Japan, Spain and Denmark decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Switzerland, France, Spain, Italy, and Singapore relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had neutral exposure relative to the MSCI EAFE Index in the Netherlands, Denmark and Sweden and had no exposure to several other components of the MSCI EAFE Index, including Austria, Belgium, Finland, Hong Kong, Ireland, Israel, New Zealand, Norway and Portugal. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in real estate, utilities, financials and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in communication services, information technology and industrials and rather neutral positions relative to the MSCI EAFE Index in consumer staples, health care and materials. The Fund had no exposure to the consumer discretionary sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

34

FUND BASICS

International Equity Income Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	5.6%	Food Products	Switzerland

AstraZeneca plc	4.3	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Rio Tinto plc	4.3	Materials	Australia

Vonovia SE	4.1	Real Estate	Germany

Zurich Insurance Group AG	4.1	Insurance	Switzerland

Enel SpA	4.1	Utilities	Italy

Taiwan Semiconductor Manufacturing Co. Ltd.	4.0	Semiconductors & Semiconductor Equipment	Taiwan

Schneider Electric SE	4.0	Capital Goods	France

Gecina SA (REIT)	3.8	Real Estate	France
Ferguson plc	3.5	Capital Goods	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

35

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-11.23%	2.13%	3.21%	—
Including sales charges	-16.12%	0.99%	2.63%	—

Class C
Excluding contingent deferred sales charges	-11.88%	1.38%	2.45%	—
Including contingent deferred sales charges	-12.76%	1.38%	2.45%	—

Institutional	-10.86%	2.53%	3.62%	—

Investor	-10.99%	2.40%	3.53%	—

Class R6 (Commenced February 26, 2016)	-10.93%	N/A	N/A	5.45%

Class R	-11.44%	1.87%	2.95%	—

Class P (Commenced April 16, 2018)	-10.89%	N/A	N/A	-2.69%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

36

FUND BASICS

Index Definition

The MSCI® EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of November 30, 2020, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It is based on the concept of the integrated MSCI China equity universe with China A-shares included. It is not possible to invest directly in an index.

The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 30, 2020 the MSCI® Emerging Markets Index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

37

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 96.8%
China – 92.5%
108,204	Aier Eye Hospital Group Co. Ltd. Class A (Health Care Equipment & Services)	$1,007,909
158,400	Alibaba Group Holding Ltd. (Retailing)*	6,002,389
20,040	Alibaba Group Holding Ltd. ADR (Retailing)*	6,105,988
70,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	183,570
148,300	Anhui Conch Cement Co. Ltd. Class H (Materials)	927,689
270,256	Bank of Ningbo Co. Ltd. Class A (Banks)	1,373,187
175,300	Budweiser Brewing Co. APAC Ltd. (Food Products)(a)	516,979
815,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,778,269
348,000	China Mengniu Dairy Co. Ltd. (Food Products)*	1,640,582
81,000	China Merchants Bank Co. Ltd. Class A (Banks)	482,020
455,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,372,670
560,000	China Resources Cement Holdings Ltd. (Materials)	733,281
170,000	China Resources Land Ltd. (Real Estate)	695,243
34,725	China Tourism Group Duty Free Corp. Ltd. Class A (Retailing)	1,035,185
265,400	China Vanke Co. Ltd. Class A (Real Estate)	1,094,440
195,600	China Vanke Co. Ltd. Class H (Real Estate)	607,136
102,059	CITIC Securities Co. Ltd. Class A (Diversified Financials)	437,774
63,198	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	2,321,015
422,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	867,150
40,965	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	359,141
86,800	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	475,191
35,300	Hangzhou Tigermed Consulting Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	566,895
774,247	Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A (Banks)	783,907
110,645	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,471,637
71,536	Juewei Food Co. Ltd. Class A (Food Products)	866,221
387,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	1,021,780
15,040	Kweichow Moutai Co. Ltd. Class A (Food Products)	3,757,700
176,174	Luxshare Precision Industry Co. Ltd. Class A (Technology Hardware & Equipment)	1,443,030

Common Stocks – (continued)
China – (continued)
99,200	Meituan Class B (Retailing)*	3,698,095
64,600	Midea Group Co. Ltd. Class A (Consumer Durables & Apparel)	753,895
386,000	Minth Group Ltd. (Automobiles & Components)	1,597,268
5,207	Pinduoduo, Inc. ADR (Retailing)*	468,526
277,960	Ping An Bank Co. Ltd. Class A (Banks)	737,636
10,200	Ping An Insurance Group Co. of China Ltd. Class A (Insurance)	118,703
216,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,233,370
325,201	Sany Heavy Industry Co. Ltd. Class A (Capital Goods)	1,263,788
70,100	SF Holding Co. Ltd. Class A (Transportation)	868,315
18,829	Shanghai Putailai New Energy Technology Co. Ltd. Class A (Materials)	314,319
186,452	Shenzhen Inovance Technology Co. Ltd. Class A (Capital Goods)	1,792,412
38,900	Shenzhen Kangtai Biological Products Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,055,949
17,700	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Services)	1,024,582
104,174	Shenzhen Sunway Communication Co. Ltd. Class A (Technology Hardware & Equipment)	740,513
178,165	Songcheng Performance Development Co. Ltd. Class A (Consumer Services)	442,520
73,900	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	1,226,970
15,571	TAL Education Group ADR (Consumer Services)*	1,034,849
123,600	Tencent Holdings Ltd. (Media & Entertainment)	9,443,739
619,000	Topsports International Holdings Ltd. (Retailing)(a)	848,767
52,000	Tsingtao Brewery Co. Ltd. Class H (Food Products)	430,881
270,706	Universal Scientific Industrial Shanghai Co. Ltd. Class A (Technology Hardware & Equipment)	886,363
431,000	Weichai Power Co. Ltd. Class H (Capital Goods)	817,298
84,540	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,351,651
47,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	1,319,935
786,000	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	1,435,901
41,224	XPeng, Inc. ADR (Automobiles & Components)*	798,921

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
148,278	Yantai Jereh Oilfield Services Group Co. Ltd. Class A (Energy)	$594,498
36,480	Yifeng Pharmacy Chain Co. Ltd. Class A (Food & Staples Retailing)	555,633
71,320	Yunnan Energy New Material Co. Ltd. (Materials)	1,066,731
456,419	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	1,672,663

		81,522,669

Hong Kong – 2.8%
23,901	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,145,305
628,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	636,667
53,000	Techtronic Industries Co. Ltd. (Capital Goods)	713,875

		2,495,847

Taiwan – 1.5%
54,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,283,595

Vietnam – 0.0%
7	Vietnam Dairy Products JSC (Food Products)	33

TOTAL COMMON STOCKS
(Cost $58,073,146)		$85,302,144

Shares	Dividend Rate	Value

Investment Company(b) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,236,989	0.028%	$2,236,989
(Cost $2,236,989)

TOTAL INVESTMENTS – 99.3%
(Cost $60,310,135)		$87,539,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		613,130

NET ASSETS – 100.0%		$88,152,263

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 98.3%
Argentina – 2.0%
40,885	MercadoLibre, Inc. (Retailing)*	$49,636,434

Brazil – 3.7%
3,311,000	Atacadao SA (Food & Staples Retailing)*	10,646,302
1,058,800	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	9,420,044
304,430	Banco Bradesco SA ADR (Banks)	1,065,505
3,006,768	Banco Bradesco SA (Preference) (Banks)(a)	10,564,129
4,774,462	Banco Pan SA (Preference) (Banks)(a)	6,207,354
5,121,024	Boa Vista Servicos SA (Commercial & Professional Services)*	12,110,997
2,234,100	Fleury SA (Health Care Equipment & Services)	10,648,861
1,913,000	Iochpe Maxion SA (Capital Goods)	4,427,477
195,670	Pagseguro Digital Ltd. Class A (Software & Services)*	7,163,479
1,563,500	Qualicorp Consultoria e Corretora de Seguros SA (Health Care Equipment & Services)	8,673,168
1,177,800	TOTVS SA (Software & Services)	5,542,154
2,895,783	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	4,511,768

		90,981,238

China – 39.9%
725,802	Alibaba Group Holding Ltd. ADR (Retailing)*	221,144,611
2,281,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	14,268,776
1,580,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	17,539,821
3,272,000	China Mengniu Dairy Co. Ltd. (Food Products)*	15,425,246
8,161,000	China Merchants Bank Co. Ltd. Class H (Banks)	42,510,114
848,232	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	31,152,232
1,119,977	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	9,818,860
2,529,578	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	13,848,305
527,311	Huami Corp. ADR (Technology Hardware & Equipment)*	6,158,993
284,281	Kweichow Moutai Co. Ltd. Class A (Food Products)	71,026,784
1,552,900	Meituan Class B (Retailing)*	57,890,850
3,958,000	Minth Group Ltd. (Automobiles & Components)	16,378,199
98,398	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	15,781,071
4,915,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	4,104,529

Common Stocks – (continued)
China – (continued)
4,876,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	50,390,046
1,004,369	SF Holding Co. Ltd. Class A (Transportation)	12,440,927
372,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	22,965,513
1,174,400	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	19,498,694
366,631	TAL Education Group ADR (Consumer Services)*	24,366,296
2,948,400	Tencent Holdings Ltd. (Media & Entertainment)	225,274,430
7,527,000	Topsports International Holdings Ltd. (Retailing)(b)	10,320,957
1,534,312	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(b)	24,531,040
12,470,000	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	22,780,777
602,037	XPeng, Inc. ADR (Automobiles & Components)*	11,667,477
4,321,002	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	15,835,410

		977,119,958

Czech Republic – 0.4%
4,310,014	Moneta Money Bank A/S (Banks)(b)	9,784,158

Greece – 1.0%
979,358	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)*	2,916,768
668,719	JUMBO SA (Retailing)	9,372,992
1,222,711	Sarantis SA (Household & Personal Products)	12,033,057

		24,322,817

Hong Kong – 4.2%
3,718,800	AIA Group Ltd. (Insurance)	35,392,476
679,313	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	32,551,807
14,746,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	14,938,124
1,444,000	Techtronic Industries Co. Ltd. (Capital Goods)	19,449,730

		102,332,137

India – 11.5%
28,850	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,953,491
400,891	AIA Engineering Ltd. (Capital Goods)	9,178,704
505,742	Amber Enterprises India Ltd. (Consumer Durables & Apparel)	14,878,103

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
97,517	Atul Ltd. (Materials)	$7,901,807
487,147	Avenue Supermarts Ltd. (Food & Staples Retailing)*(b)	14,727,774
2,019,597	Bharti Airtel Ltd. (Telecommunication Services)	11,808,648
345,552	Computer Age Management Services Ltd. (Software & Services)*	6,047,014
2,146,286	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)*	8,667,235
334,649	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	14,181,731
826,579	ICICI Lombard General Insurance Co. Ltd. (Insurance)*(b)	13,776,913
487,330	Info Edge India Ltd. (Media & Entertainment)	23,326,766
1,667,757	Infosys Ltd. (Software & Services)	23,894,209
403,559	Infosys Ltd. ADR (Software & Services)	5,758,787
1,303,470	Kotak Mahindra Bank Ltd. (Banks)*	27,201,527
257,852	Larsen & Toubro Infotech Ltd. (Software & Services)(b)	10,174,361
220,964	Maruti Suzuki India Ltd. (Automobiles & Components)	20,753,784
639,054	Navin Fluorine International Ltd. (Materials)	19,312,449
2,449,458	Prestige Estates Projects Ltd. (Real Estate)	8,272,503
800,908	Route Mobile Ltd. (Software & Services)*	10,777,121
838,224	SBI Life Insurance Co. Ltd. (Insurance)*(b)	8,695,397
731,874	Tata Consumer Products Ltd. (Food Products)	4,863,031
342,202	TeamLease Services Ltd. (Commercial & Professional Services)*	10,282,824

		280,434,179

Indonesia – 2.1%
14,904,800	Bank Central Asia Tbk. PT (Banks)	29,327,516
242,783,900	BFI Finance Indonesia Tbk. PT (Diversified Financials)	6,311,698
11,974,200	Map Aktif Adiperkasa PT (Retailing)*	1,681,046
203,560,200	Pakuwon Jati Tbk. PT (Real Estate)*	5,690,613
12,387,700	Semen Indonesia Persero Tbk. PT (Materials)	8,024,903

		51,035,776

Mexico – 1.5%
2,216,700	Arca Continental SAB de CV (Food Products)	9,651,003

Common Stocks – (continued)
Mexico – (continued)
3,605,910	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	7,330,308
3,323,199	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	4,939,795
5,722,700	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	13,826,857

		35,747,963

Peru – 0.8%
2,416,454	Alicorp SAA (Food Products)	4,678,517
5,276,613	Banco BBVA Peru SA (Banks)	3,006,451
30,896	Credicorp Ltd. (Banks)	3,543,153
425,560	Intercorp Financial Services, Inc. (Banks)	8,843,298

		20,071,419

Philippines – 0.4%
2,988,300	Jollibee Foods Corp. (Consumer Services)	10,480,414

Poland – 1.0%
47,866	Allegro.eu SA (Retailing)*(b)	972,773
326,004	Dino Polska SA (Food & Staples Retailing)*(b)	17,923,516
1,014,240	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	4,865,515

		23,761,804

Russia – 3.2%
9,287,200	Detsky Mir PJSC (Retailing)(b)	12,879,001
334,779	LUKOIL PJSC (Energy)	17,114,264
3,424,947	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	5,784,508
7,800,843	Sberbank of Russia PJSC (Banks)	19,770,909
413,770	Yandex NV Class A (Media & Entertainment)*	23,820,739

		79,369,421

Singapore – 0.3%
3,171,593	Nanofilm Technologies International Ltd. (Capital Goods)*	6,756,716

South Africa – 1.5%
310,633	Bid Corp. Ltd. (Food & Staples Retailing)	4,276,745
708,270	Clicks Group Ltd. (Food & Staples Retailing)	10,269,072
1,387,591	JSE Ltd. (Diversified Financials)	9,268,370
350,472	Santam Ltd. (Insurance)	5,287,112
6,796,685	Transaction Capital Ltd. (Diversified Financials)	8,300,373

		37,401,672

South Korea – 12.2%
211,955	Fila Holdings Corp. (Consumer Durables & Apparel)	7,232,280
373,363	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	10,459,475

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
266,687	LG Electronics, Inc. (Consumer Durables & Apparel)	$19,825,371
144,379	NAVER Corp. (Media & Entertainment)	36,942,397
48,109	NCSoft Corp. (Media & Entertainment)	33,054,932
170,958	Orion Corp. (Food Products)	16,380,981
40,588	Pearl Abyss Corp. (Media & Entertainment)*	7,218,366
109,967	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	13,070,469
2,296,932	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	115,456,730
537,543	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	38,134,847

		297,775,848

Taiwan – 10.8%
2,773,680	Chailease Holding Co. Ltd. (Diversified Financials)	13,474,230
13,901,203	FIT Hon Teng Ltd. (Technology Hardware & Equipment)*(b) (c)	5,452,686
144,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	15,292,645
323,000	momo.com, Inc. (Retailing)	7,729,843
713,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	8,038,458
119,592	Sea Ltd. ADR (Media & Entertainment)*	18,859,658
10,908,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	165,047,854
1,417,000	Taiwan Union Technology Corp. (Technology Hardware & Equipment)	4,721,130
2,207,390	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	9,743,416
1,539,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	16,789,414

		265,149,334

Thailand – 0.4%
6,579,100	Airports of Thailand PCL (Transportation)	10,908,425

Turkey – 0.4%
1,062,973	Mavi Giyim Sanayi ve Ticaret A/S Class B (Consumer Durables & Apparel)*(b)	4,782,395
3,414,508	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	4,607,634

		9,390,029

Common Stocks – (continued)
Vietnam – 1.0%
5,017,083	Vietnam Dairy Products JSC (Food Products)	23,441,348

TOTAL COMMON STOCKS
(Cost $1,879,984,346)		$2,405,901,090

Exchange-Traded Funds – 1.5%
388,120	iShares MSCI Emerging Markets ETF	$17,352,845
536,820	iShares, Inc. iShares ESG Aware MSCI EM ETF(c)	19,454,357

TOTAL EXCHANGE-TRADED FUNDS
(Cost $37,148,116)		$36,807,202

Shares	Dividend Rate	Value

Investment Company(d) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,529,663	0.028%	$12,529,663
(Cost $12,529,663)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,929,662,125)		$2,455,237,955

Securities Lending Reinvestment Vehicle(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,507,250	0.028%	$20,507,250
(Cost $20,507,250)

TOTAL INVESTMENTS – 101.1%
(Cost $1,950,169,375)		$2,475,745,205

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(25,867,387)

NET ASSETS – 100.0%		$2,449,877,818

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 97.6%
Argentina – 2.9%
224	MercadoLibre, Inc. (Retailing)*	$271,947

Brazil – 3.2%
23,200	Atacadao SA (Food & Staples Retailing)*	74,598
5,900	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	52,492
18,283	Banco Bradesco SA ADR (Banks)	63,990
8,100	Fleury SA (Health Care Equipment & Services)	38,609
1,697	Pagseguro Digital Ltd. Class A (Software & Services)*	62,127

		291,816

China – 39.1%
2,943	Alibaba Group Holding Ltd. ADR (Retailing)*	896,704
7,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	77,708
18,000	China Mengniu Dairy Co. Ltd. (Food Products)*	84,858
36,500	China Merchants Bank Co. Ltd. Class H (Banks)	190,126
4,300	Contemporary Amperex Technology Co. Ltd. Class A (Capital Goods)	157,922
4,500	Gree Electric Appliances, Inc. of Zhuhai Class A (Consumer Durables & Apparel)	39,452
9,600	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	52,556
6,900	Meituan Class B (Retailing)*	257,226
621	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	99,596
20,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	16,702
21,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	222,303
4,100	SF Holding Co. Ltd. Class A (Transportation)	50,786
1,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	61,653
6,600	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	109,580
1,454	TAL Education Group ADR (Consumer Services)*	96,633
11,100	Tencent Holdings Ltd. (Media & Entertainment)	848,103
33,000	Topsports International Holdings Ltd. (Retailing)(a)	45,249
6,424	WuXi AppTec Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	102,709
60,000	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	109,611
2,251	XPeng, Inc. ADR (Automobiles & Components)*	43,624
14,950	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A (Capital Goods)	54,788

		3,617,889

Common Stocks – (continued)
Czech Republic – 0.5%
22,231	Moneta Money Bank A/S (Banks)(a)	50,467

Greece – 0.9%
6,245	JUMBO SA (Retailing)	87,532

Hong Kong – 5.2%
19,800	AIA Group Ltd. (Insurance)	188,440
2,967	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	142,175
69,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	69,897
6,000	Techtronic Industries Co. Ltd. (Capital Goods)	80,816

		481,328

India – 10.6%
2,095	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	63,338
9,051	Bharti Airtel Ltd. (Telecommunication Services)	52,921
1,273	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	53,947
5,610	ICICI Lombard General Insurance Co. Ltd. (Insurance)*(a)	93,504
2,383	Info Edge India Ltd. (Media & Entertainment)	114,066
8,862	Infosys Ltd. (Software & Services)	126,967
4,438	Infosys Ltd. ADR (Software & Services)	63,330
7,325	Kotak Mahindra Bank Ltd. (Banks)*	152,862
1,859	Larsen & Toubro Infotech Ltd. (Software & Services)(a)	73,353
1,410	Maruti Suzuki India Ltd. (Automobiles & Components)	132,433
5,163	SBI Life Insurance Co. Ltd. (Insurance)*(a)	53,559

		980,280

Indonesia – 1.5%
69,700	Bank Central Asia Tbk. PT (Banks)	137,146

Mexico – 2.1%
10,800	Arca Continental SAB de CV (Food Products)	47,021
21,865	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	32,501
46,300	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	111,867

		191,389

Peru – 0.8%
336	Credicorp Ltd. (Banks)	38,532
1,753	Intercorp Financial Services, Inc. (Banks)	36,410

		74,942

Philippines – 0.3%
8,820	Jollibee Foods Corp. (Consumer Services)	30,933

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Poland – 0.4%
178	Allegro.eu SA (Retailing)*(a)	$3,618
7,470	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)*	35,835

		39,453

Russia – 3.6%
28,650	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	48,388
11,875	Sberbank of Russia PJSC ADR (Banks)	120,056
2,800	Yandex NV Class A (Media & Entertainment)*	161,196

		329,640

South Africa – 1.6%
2,286	Bid Corp. Ltd. (Food & Staples Retailing)	31,473
5,096	Clicks Group Ltd. (Food & Staples Retailing)	73,886
2,646	Santam Ltd. (Insurance)	39,917

		145,276

South Korea – 12.3%
1,216	LG Electronics, Inc. (Consumer Durables & Apparel)	90,397
698	NAVER Corp. (Media & Entertainment)	178,598
199	NCSoft Corp. (Media & Entertainment)	136,730
751	Orion Corp. (Food Products)	71,960
196	Pearl Abyss Corp. (Media & Entertainment)*	34,857
379	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	45,047
8,530	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	428,766
2,074	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	147,135

		1,133,490

Taiwan – 11.6%
15,440	Chailease Holding Co. Ltd. (Diversified Financials)	75,006
1,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	106,199
3,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	33,822
680	Sea Ltd. ADR (Media & Entertainment)*	107,236
45,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	680,835
6,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	65,456

		1,068,554

Thailand – 0.5%
27,000	Airports of Thailand PCL (Transportation)	44,767

Common Stocks – (continued)
Turkey – 0.5%
31,596	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	42,636

TOTAL COMMON STOCKS
(Cost $7,101,669)		$9,019,485

Shares	Dividend Rate	Value

Investment Company(b) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
122,590	0.028%	$122,590
(Cost $122,590)

TOTAL INVESTMENTS – 98.9%
(Cost $7,224,259)		$9,142,075

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		105,376

NET ASSETS – 100.0%		$9,247,451

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 88.8%
Bangladesh – 1.5%
653,285	BRAC Bank Ltd. (Banks)	$321,738

Brazil – 1.7%
112,600	Atacadao SA (Food & Staples Retailing)*	362,058

China – 28.7%
5,747	Alibaba Group Holding Ltd. ADR (Retailing)*	1,751,053
132,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	346,161
14,627	Baozun, Inc. ADR (Retailing)*(a)	535,202
275,000	Flat Glass Group Co. Ltd. Class H (Semiconductors & Semiconductor Equipment)	821,574
162,800	Haier Smart Home Co. Ltd. Class A (Consumer Durables & Apparel)	605,768
116,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	607,191
104,000	Minth Group Ltd. (Automobiles & Components)	430,352
7,453	TAL Education Group ADR (Consumer Services)*	495,326
11,367	XPeng, Inc. ADR (Automobiles & Components)*	220,293
118,800	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Capital Goods)	365,844

		6,178,764

Egypt – 0.6%
467,953	Cleopatra Hospital (Health Care Equipment & Services)*	141,876

Hong Kong – 3.4%
76,200	AIA Group Ltd. (Insurance)	725,209

India – 7.9%
15,083	HDFC Bank Ltd. ADR (Banks)*	866,367
79,069	ICICI Bank Ltd. ADR (Banks)*	834,178

		1,700,545

Indonesia – 0.5%
55,600	Bank Central Asia Tbk. PT (Banks)	109,402

Philippines – 2.3%
320,730	Bank of the Philippine Islands (Banks)	486,439

Poland – 1.1%
4,346	Dino Polska SA (Food & Staples Retailing)*(b)	238,941

Russia – 2.8%
10,520	Yandex NV Class A (Media & Entertainment)*	605,636

Saudi Arabia – 1.7%
21,659	Leejam Sports Co. JSC (Consumer Services)	357,489

South Africa – 11.6%
12,817	Naspers Ltd. Class N (Retailing)*	2,502,232

Common Stocks – (continued)
South Korea – 8.3%
7,291	Cosmax, Inc. (Household & Personal Products)	679,096
1,084	LG Chem Ltd. (Materials)	591,085
8,559	LG Corp. (Capital Goods)	512,505

		1,782,686

Taiwan – 12.6%
159,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	1,057,894
85,000	Merida Industry Co. Ltd. (Consumer Durables & Apparel)	828,707
577	Sea Ltd. ADR (Media & Entertainment)*	90,993
49,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	741,354

		2,718,948

Vietnam – 4.1%
396,613	FPT Corp. (Technology Hardware & Equipment)	882,682

TOTAL COMMON STOCKS
(Cost $16,295,035)		$19,114,645

Exchange Traded Fund(a) – 6.6%
39,040	iShares, Inc. iShares ESG Aware MSCI EM ETF	$1,414,810
(Cost $1,455,015)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $17,750,050)		$20,529,455

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 5.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,270,175	0.028%	$1,270,175
(Cost $1,270,175)

TOTAL INVESTMENTS – 101.3%
(Cost $19,020,225)		$21,799,630

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(284,633)

NET ASSETS – 100.0%		$21,514,997

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 95.6%
China – 2.2%
152,464	XPeng, Inc. ADR (Automobiles & Components)*	$2,954,752

Denmark – 5.2%
11,919	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	3,981,245
47,799	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	3,047,935

		7,029,180

Finland – 1.9%
49,997	Neste OYJ (Energy)	2,607,521

France – 5.2%
105,376	BNP Paribas SA (Banks)*	3,674,965
41,215	Vinci SA (Capital Goods)	3,255,372

		6,930,337

Germany – 5.4%
63,002	CTS Eventim AG & Co. KGaA (Media & Entertainment)*	2,792,714
161,034	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	4,483,377

		7,276,091

Japan – 15.8%
33,200	Hoya Corp. (Health Care Equipment & Services)	3,746,850
6,700	Keyence Corp. (Technology Hardware & Equipment)	3,040,611
38,200	Nidec Corp. (Capital Goods)	3,858,279
14,600	Obic Co. Ltd. (Software & Services)	2,584,828
197,500	ORIX Corp. (Diversified Financials)	2,309,809
45,200	Shiseido Co. Ltd. (Household & Personal Products)	2,798,198
92,973	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,873,109

		21,211,684

Netherlands – 6.0%
112,708	Aalberts NV (Capital Goods)	3,781,253
27,200	Koninklijke DSM NV (Materials)	4,350,028

		8,131,281

Singapore – 1.6%
142,480	DBS Group Holdings Ltd. (Banks)	2,122,362

Spain – 8.5%
1,051,637	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,034,134
65,850	Cellnex Telecom SA (Telecommunication Services)(a)	4,226,974
348,851	Iberdrola SA (Utilities)	4,119,085

		11,380,193

Common Stocks – (continued)
Sweden – 3.9%
114,340	Assa Abloy AB Class B (Capital Goods)	2,450,588
37,252	Hexagon AB Class B (Technology Hardware & Equipment)	2,730,467

		5,181,055

Switzerland – 10.8%
308,086	Credit Suisse Group AG (Registered) (Diversified Financials)	2,905,676
56,451	Nestle SA (Registered) (Food Products)	6,349,492
15,991	Zurich Insurance Group AG (Insurance)	5,311,341

		14,566,509

Taiwan – 4.3%
68,795	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,769,837

United Kingdom – 21.2%
44,284	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	4,446,357
172,358	Compass Group plc (Consumer Services)	2,359,193
1,167,073	DS Smith plc (Materials)	4,281,059
74,131	Experian plc (Commercial & Professional Services)	2,715,708
522,383	Informa plc (Media & Entertainment)	2,834,261
78,517	InterContinental Hotels Group plc (Consumer Services)	3,989,466
42,411	Reckitt Benckiser Group plc (Household & Personal Products)	3,735,923
611,164	Rentokil Initial plc (Commercial & Professional Services)	4,160,934

		28,522,901

United States – 3.6%
49,193	Ferguson plc (Capital Goods)	4,885,897

TOTAL COMMON STOCKS
(Cost $124,933,746)		$128,569,600

Shares	Dividend Rate	Value

Investment Company(b) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,007,817	0.028%	$1,007,817
(Cost $1,007,817)

TOTAL INVESTMENTS – 96.3%
(Cost $125,941,563)		$129,577,417

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%		4,976,929

NET ASSETS – 100.0%		$134,554,346

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

October 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 99.5%
Australia – 6.2%
43,559	Rio Tinto plc (Materials)	$2,463,759
291,144	Sydney Airport (Transportation)	1,116,270

		3,580,029

Denmark – 2.6%
22,994	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,466,228

Finland – 2.3%
177,589	Nordea Bank Abp (Banks)	1,332,853

France – 14.4%
43,458	BNP Paribas SA (Banks)*	1,515,588
17,542	Gecina SA (REIT)	2,177,717
52,596	Klepierre SA (REIT)	666,397
18,992	Schneider Electric SE (Capital Goods)	2,307,652
20,578	Vinci SA (Capital Goods)	1,625,356

		8,292,710

Germany – 4.1%
37,261	Vonovia SE (Real Estate)	2,379,619

Italy – 4.1%
293,556	Enel SpA (Utilities)	2,333,919

Japan – 6.5%
84,800	ORIX Corp. (Diversified Financials)	991,756
49,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,523,499
21,800	Trend Micro, Inc. (Software & Services)	1,221,130

		3,736,385

Netherlands – 5.6%
712,728	Koninklijke KPN NV (Telecommunication Services)	1,924,923
100,202	Royal Dutch Shell plc Class A (Energy)	1,260,490

		3,185,413

Singapore – 3.4%
64,000	DBS Group Holdings Ltd. (Banks)	953,335
159,800	Singapore Exchange Ltd. (Diversified Financials)	1,013,508

		1,966,843

Spain – 4.7%
41,895	Ferrovial SA (Capital Goods)	907,343
151,629	Iberdrola SA (Utilities)	1,790,371

		2,697,714

Switzerland – 18.3%
28,395	Nestle SA (Registered) (Food Products)	3,193,811
20,603	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,605,439

Common Stocks – (continued)
Switzerland – (continued)
23,170	Swiss Re AG (Insurance)	1,662,693
142,382	UBS Group AG (Registered) (Diversified Financials)	1,657,608
7,163	Zurich Insurance Group AG (Insurance)	2,379,159

		10,498,710

Taiwan – 4.0%
153,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,314,840

United Kingdom – 19.8%
24,726	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	2,482,626
364,901	BP plc (Energy)	930,748
31,019	Coca-Cola European Partners plc (Food Products)	1,107,688
442,361	DS Smith plc (Materials)	1,622,669
62,919	GlaxoSmithKline plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,050,653
101,354	National Grid plc (Utilities)	1,205,656
13,294	Reckitt Benckiser Group plc (Household & Personal Products)	1,171,049
31,528	Unilever plc (Household & Personal Products)	1,796,745

		11,367,834

United States – 3.5%
20,362	Ferguson plc (Capital Goods)	2,022,374

TOTAL INVESTMENTS – 99.5%
(Cost $63,087,760)		$57,175,471

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		293,880

NET ASSETS – 100.0%		$57,469,351

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities

October 31, 2020

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $58,073,146, $1,917,132,462 and $7,101,669)(a)	$85,302,144	$2,442,708,292	$9,019,485
Investments in affiliated issuers, at value (cost $2,236,989, $12,529,663 and $122,590)	2,236,989	12,529,663	122,590
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $20,507,250 and $0)	—	20,507,250	—
Cash	508,422	5,000,149	63,594
Foreign currencies, at value (cost $71,235, $5,948,507 and $40,369)	69,758	5,942,235	39,788
Receivables:
Fund shares sold	874,135	3,395,759	264
Reimbursement from investment adviser	50,273	123,880	53,270
Dividends	42,620	1,418,344	4,620
Investments sold	—	205,450	—
Foreign tax reclaims	—	153,521	1,610
Securities lending income	—	10,614	—
Other assets	30,632	74,719	31,384
Total assets	89,114,973	2,492,069,876	9,336,605

Liabilities:
Payables:
Investments purchased	769,247	12,673,726	—
Management fees	72,309	2,079,795	7,658
Distribution and Service fees and Transfer Agency fees	7,464	175,077	509
Fund shares redeemed	117	2,191,269	—
Payable upon return of securities loaned	—	20,507,250	—
Foreign capital gains taxes	—	3,936,781	1,209
Accrued expenses	113,573	628,160	79,778
Total liabilities	962,710	42,192,058	89,154

Net Assets:
Paid-in capital	55,890,720	2,145,751,429	7,758,996
Total distributable earnings (loss)	32,261,543	304,126,389	1,488,455
NET ASSETS	$88,152,263	$2,449,877,818	$9,247,451
Net Assets:
Class A	$18,617,149	$247,764,847	$92,402
Class C	973,093	23,424,552	58,050
Institutional	10,824,245	1,479,859,098	8,630,976
Service	—	26,329,372	—
Investor	761,850	147,385,920	59,467
Class R6	631,343	53,424,465	65,221
Class R	—	—	254,861
Class P	56,344,583	471,689,564	86,474
Total Net Assets	$88,152,263	$2,449,877,818	$9,247,451
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	503,353	10,425,919	7,879
Class C	29,460	1,106,949	5,000
Institutional	273,910	57,952,313	733,562
Service	—	1,146,266	—
Investor	19,396	5,818,465	5,058
Class R6	16,029	2,082,884	5,542
Class R	—	—	21,824
Class P	1,430,019	18,390,436	7,348
Net asset value, offering and redemption price per share:(b)
Class A	$36.99	$23.76	$11.73
Class C	33.03	21.16	11.61
Institutional	39.52	25.54	11.77
Service	—	22.97	—
Investor	39.28	25.33	11.76
Class R6	39.39	25.65	11.77
Class R	—	—	11.68
Class P	39.40	25.65	11.77

(a)	Includes loaned securities having a market value of $19,709,784 for the Emerging Markets Equity Fund.
(b)	Maximum public offering price per share for Class A Shares of the China Equity, Emerging Markets Equity and ESG Emerging Markets Equity Funds is $39.14, $25.14 and 12.41, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2020

	Imprint Emerging Markets Opportunities Fund		International Equity ESG Fund		International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $17,750,050, $124,933,746 and $63,087,760)(a)	$20,529,455		$128,569,600		$57,175,471
Investments in affiliated issuers, at value (cost $0, $1,007,817 and $0)	—		1,007,817		—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,270,175, $0 and $0)	1,270,175		—		—
Cash	—		500,000		4,266
Foreign currencies, at value (cost $720,650, $29,520 and $23,001)	721,521		27,565		22,747
Receivables:
Investments sold	998,401		3,937,941		—
Reimbursement from investment adviser	59,945		62,121		44,844
Dividends	16,937		209,283		145,524
Foreign tax reclaims	7,963		478,871		308,003
Securities lending income	5,025		31		501
Fund shares sold	—		172,285		26,907
Other assets	21,181		54,330		44,004
Total assets	23,630,603		135,019,844		57,772,267

Liabilities:
Payables:
Payable upon return of securities loaned	1,270,175		—		—
Due to custodian	662,444		—		—
Management fees	19,455		97,483		43,090
Foreign capital gains taxes	7,465		—		—
Distribution and Service fees and Transfer Agency fees	2,535		21,593		9,448
Investments purchased	204		51		—
Fund shares redeemed	—		78,028		87,354
Accrued expenses	153,328		268,343		163,024
Total liabilities	2,115,606		465,498		302,916

Net Assets:
Paid-in capital	79,751,044		136,413,899		66,380,751
Total distributable earnings (loss)	(58,236,047)		(1,859,553)		(8,911,400)
NET ASSETS	$21,514,997		$134,554,346		$57,469,351
Net Assets:
Class A	$3,256,143		$33,927,268		$13,669,475
Class C	782,082		9,369,241		1,513,708
Institutional	3,407,614		23,137,174		10,050,950
Service	—		4,256		—
Investor	1,021,229		1,298,167		8,958,379
Class R6	8,783		1,980,683		2,304,310
Class R	—		—		173,386
Class P	13,039,146		64,837,557		20,799,143
Total Net Assets	$21,514,997		$134,554,346		$57,469,351
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	381,021		1,614,470		1,184,445
Class C	96,288		481,925		149,228
Institutional	397,246		1,074,471		824,000
Service	—		193		—
Investor	118,822		60,632		777,958
Class R6	1,024		92,498		189,202
Class R	—		—		14,950
Class P	1,522,286		3,027,631		1,708,935
Net asset value, offering and redemption price per share:(b)
Class A	$8.55		$21.01		$11.54
Class C	8.12		19.44		10.14
Institutional	8.58		21.53		12.20
Service	—		22.00	(c)	—
Investor	8.59		21.41		11.52
Class R6	8.57	(c)	21.41		12.18
Class R	—		—		11.60
Class P	8.57		21.42		12.17

(a)	Includes loaned securities having a market value of $1,222,885 for the Imprint Emerging Markets Opportunities Fund.
(b)	Maximum public offering price per share for Class A Shares of the Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds is $9.05, $22.22 and $12.21, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $71,255, $4,793,274 and $14,861)	$860,705	$41,562,890	$109,499

Dividends — affiliated issuers	2,620	121,109	92

Securities lending income — affiliated issuer	1,666	150,780	—

Interest	—	2,155	—

Total investment income	864,991	41,836,934	109,591

Expenses:
Management fees	717,697	20,748,819	76,743
Professional fees	166,102	118,433	137,922
Custody, accounting and administrative services	100,745	1,491,187	74,001
Registration fees	88,276	219,899	96,243
Printing and mailing costs	49,429	292,525	26,039
Distribution and Service (12b-1) fees(a)	44,800	836,980	1,553
Transfer Agency fees(a)	44,425	1,281,933	3,598
Trustee fees	20,003	22,934	19,909
Service fees — Class C	2,444	64,390	129
Shareholder administration fees — Service Shares	—	60,786	—

Other	68,738	124,896	23,253

Total expenses	1,302,659	25,262,782	459,390

Less — expense reductions	(423,399)	(340,438)	(367,874)

Net expenses	879,260	24,922,344	91,516

NET INVESTMENT INCOME (LOSS)	(14,269)	16,914,590	18,075

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,777,741	(68,017,428)	(164,155)

Foreign currency transactions	(66,475)	(11,374,385)	(9,067)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $411,517, $939,193 and $11,902)	20,502,820	437,571,065	1,651,794

Foreign currency translation	(156,025)	(1,458,627)	(7,098)

Net realized and unrealized gain	27,058,061	356,720,625	1,471,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,043,792	$373,635,215	$1,489,549

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	$37,467	$7,333	$—	$—	$24,896	$1,630	$3,084	$—	$472	$122	$—	$14,221
Emerging Markets Equity	583,024	193,170	60,786	—	388,083	43,035	475,205	9,697	235,892	7,108	—	122,913
ESG Emerging Markets Equity	190	384	—	979	126	85	2,955	—	87	16	325	4	(b)

(b)	Commenced operations on January 21, 2020.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2020

	Imprint Emerging Markets Opportunities Fund	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $26,280, $254,744 and $292,252)	$225,545	$1,804,068	$2,095,384

Securities lending income — affiliated issuer	14,700	847	2,594

Interest	2,786	—	—

Dividends — affiliated issuers	135	21,136	14,109

Total investment income	243,166	1,826,051	2,112,087

Expenses:

Management fees	218,296	1,081,563	530,237

Professional fees	215,395	145,205	131,436

Custody, accounting and administrative services	113,800	109,174	112,338

Registration fees	86,714	117,924	107,868

Printing and mailing costs	32,571	93,364	65,574

Trustee fees	19,926	20,082	19,998

Distribution and Service (12b-1) fees(a)	14,993	156,354	51,738

Transfer Agency fees(a)	13,685	100,116	57,760

Service fees — Class C	2,390	24,064	4,282

Shareholder administration fees — Service Shares	—	9	—

Other	71,925	52,272	27,522

Total expenses	789,695	1,900,127	1,108,753

Less — expense reductions	(506,714)	(585,593)	(457,984)

Net expenses	282,981	1,314,534	650,769

NET INVESTMENT INCOME (LOSS)	(39,815)	511,517	1,461,318

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,542,061)	8,240,437	(518,987)

Foreign currency transactions	(26,475)	32,813	8,463

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	2,573,642	(2,547,120)	(9,068,687)

Foreign currency translation	1,335	18,716	18,017

Net realized and unrealized gain (loss)	6,441	5,744,846	(9,561,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(33,374)	$6,256,363	$(8,099,876)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Imprint Emerging Markets Opportunities	$7,822	$7,171	$—	$—	$5,213	$1,599	$1,338	$1,860	$4	$—	$3,671
International Equity ESG	84,150	72,193	11	—	56,052	16,058	7,152	1,264	351	—	19,239
International Equity Income	38,139	12,846	—	753	25,436	2,856	4,129	16,417	397	250	8,275

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income (loss)	$(14,269)	$331,276	$16,914,590	$11,647,844

Net realized gain (loss)	6,711,266	(1,370,912)	(79,391,813)	(45,923,674)

Net change in unrealized gain	20,346,795	13,831,545	436,112,438	301,566,373

Net increase in net assets resulting from operations	27,043,792	12,791,909	373,635,215	267,290,543

Distributions to shareholders:

From distributable earnings:

Class A Shares	(80,753)	(889,921)	(2,087,916)	(673,495)

Class C Shares	—	(72,137)	(31,816)	—

Institutional Shares	(54,582)	(433,817)	(11,063,936)	(5,268,709)

Service Shares	—	—	(191,831)	(49,751)

Investor Shares	(1,881)	(17,126)	(1,412,911)	(901,707)

Class R6 Shares	(3,753)	(539)	(290,245)	(296,454)

Class P Shares	(459,995)	(3,162,940)	(4,624,350)	(2,644,053)

Total distributions to shareholders	(600,964)	(4,576,480)	(19,703,005)	(9,834,169)

From share transactions:

Proceeds from sales of shares	13,135,019	5,319,738	1,041,975,752	780,205,137

Reinvestment of distributions	595,251	4,525,522	17,567,215	8,902,639

Cost of shares redeemed	(25,971,258)	(14,323,926)	(738,651,137)	(644,514,588)

Net increase (decrease) in net assets resulting from share transactions	(12,240,988)	(4,478,666)	320,891,830	144,593,188

TOTAL INCREASE	14,201,840	3,736,763	674,824,040	402,049,562

Net Assets:

Beginning of year	73,950,423	70,213,660	1,775,053,778	1,373,004,216

End of year	$88,152,263	$73,950,423	$2,449,877,818	$1,775,053,778

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		Imprint Emerging Markets Opportunities Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:
Net investment income (loss)	$18,075	$59,539	$(39,815)	$1,290,158
Net realized gain (loss)	(173,222)	(138,804)	(2,568,536)	2,721,312
Net change in unrealized gain (loss)	1,644,696	1,276,626	2,574,977	(1,640,699)
Net increase (decrease) in net assets resulting from operations	1,489,549	1,197,361	(33,374)	2,370,771

Distributions to shareholders:
From distributable earnings:
Class A Shares	(280)	(100)	(164,432)	(43,316)
Class C Shares	—	—	(46,762)	—
Institutional Shares	(64,061)	(27,540)	(204,776)	(148,258)
Investor Shares	(400)	(167)	(72,847)	(18,320)
Class R6 Shares	(471)	(206)	(446)	(117)
Class R Shares	(1,009)	(34)	—	—
Class P Shares	— (a)	—	(733,414)	(211,532)
Total distributions to shareholders	(66,221)	(28,047)	(1,222,677)	(421,543)

From share transactions:
Proceeds from sales of shares	728,979	1,219,951	5,681,621	1,128,191
Reinvestment of distributions	66,221	28,047	1,214,908	414,427
Cost of shares redeemed	(249,783)	(1,027,311)	(7,867,646)	(20,612,037)
Net increase (decrease) in net assets resulting from share transactions	545,417	220,687	(971,117)	(19,069,419)
TOTAL INCREASE (DECREASE)	1,968,745	1,390,001	(2,227,168)	(17,120,191)

Net Assets:
Beginning of year	7,278,706	5,888,705	23,742,165	40,862,356
End of year	$9,247,451	$7,278,706	$21,514,997	$23,742,165

(a)	Commenced operations on January 21, 2020.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity ESG Fund		International Equity Income Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$511,517	$2,251,874	$1,461,318	$1,651,593

Net realized gain (loss)	8,273,250	(5,757,963)	(510,524)	(2,811,033)

Net change in unrealized gain (loss)	(2,528,404)	24,154,912	(9,050,670)	9,472,790

Net increase (decrease) in net assets resulting from operations	6,256,363	20,648,823	(8,099,876)	8,313,350

Distributions to shareholders:

From distributable earnings:

Class A Shares	(607,729)	(465,302)	(609,078)	(1,987,104)

Class C Shares	(117,372)	(23,970)	(54,686)	(225,027)

Institutional Shares	(161,245)	(86,276)	(341,933)	(318,215)

Service Shares	(65)	(43)	—	—

Investor Shares	(12,522)	(5,613)	(303,964)	(47,321)

Class R6 Shares	(9,509)	(196)	(32,808)	(8,522)

Class R Shares	—	—	(3,596)	(10,840)

Class P Shares	(1,391,936)	(1,603,197)	(1,237,682)	(3,790,562)

Total distributions to shareholders	(2,300,378)	(2,184,597)	(2,583,747)	(6,387,591)

From share transactions:

Proceeds from sales of shares	30,746,192	29,120,933	40,928,620	9,295,378

Reinvestment of distributions	2,269,283	2,160,928	2,561,342	6,309,522

Cost of shares redeemed	(25,612,098)	(73,381,271)	(35,481,004)	(9,001,452)

Net increase (decrease) in net assets resulting from share transactions	7,403,377	(42,099,410)	8,008,958	6,603,448

TOTAL INCREASE (DECREASE)	11,359,362	(23,635,184)	(2,674,665)	8,529,207

Net Assets:

Beginning of year	123,194,984	146,830,168	60,144,016	51,614,809

End of year	$134,554,346	$123,194,984	$57,469,351	$60,144,016

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$25.87	$23.13	$27.69	$21.08		$20.28

Net investment income (loss)(a)	(0.07)	0.04	0.05	(0.02	)(b)	(0.02)

Net realized and unrealized gain (loss)	11.35	4.23	(4.22)	6.63		0.82

Total from investment operations	11.28	4.27	(4.17)	6.61		0.80

Distributions to shareholders from net investment income	(0.16)	(0.04)	—	—		—

Distributions to shareholders from net realized gains	—	(1.49)	(0.39)	—		—

Total distributions	(0.16)	(1.53)	(0.39)	—		—

Net asset value, end of year	$36.99	$25.87	$23.13	$27.69		$21.08

Total return(c)	43.67%	19.54%	(15.32)%	31.36%		3.93%

Net assets, end of year (in 000s)	$18,617	$13,397	$13,598	$16,860		$14,975

Ratio of net expenses to average net assets	1.47%	1.51%	1.54%	1.55%		1.60%

Ratio of total expenses to average net assets	2.11%	2.10%	1.91%	2.03%		2.18%

Ratio of net investment income (loss) to average net assets	(0.24)%	0.17%	0.17%	(0.09	)%(b)	(0.08)%

Portfolio turnover rate(d)	106%	20%	39%	89%		111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$23.14	$20.95	$25.31	$19.41		$18.81

Net investment loss(a)	(0.26)	(0.14)	(0.13)	(0.17	)(b)	(0.15)

Net realized and unrealized gain (loss)	10.15	3.82	(3.84)	6.07		0.75

Total from investment operations	9.89	3.68	(3.97)	5.90		0.60

Distributions to shareholders from net realized gains	—	(1.49)	(0.39)	—		—

Net asset value, end of year	$33.03	$23.14	$20.95	$25.31		$19.41

Total return(c)	42.60%	18.66%	(15.94)%	30.35%		3.18%

Net assets, end of year (in 000s)	$973	$896	$1,318	$1,732		$1,810

Ratio of net expenses to average net assets	2.21%	2.27%	2.29%	2.30%		2.35%

Ratio of total expenses to average net assets	2.85%	2.85%	2.66%	2.78%		2.93%

Ratio of net investment loss to average net assets	(0.98)%	(0.63)%	(0.52)%	(0.79	)%(b)	(0.83)%

Portfolio turnover rate(d)	106%	20%	39%	89%		111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$27.63	$24.56	$29.28	$22.20		$21.27

Net investment income(a)	0.05	0.14	0.19	0.09	(b)	0.07

Net realized and unrealized gain (loss)	12.09	4.50	(4.51)	6.99		0.86

Total from investment operations	12.14	4.64	(4.32)	7.08		0.93

Distributions to shareholders from net investment income	(0.25)	(0.08)	(0.01)	—		—

Distributions to shareholders from net realized gains	—	(1.49)	(0.39)	—		—

Total distributions	(0.25)	(1.57)	(0.40)	—		—

Net asset value, end of year	$39.52	$27.63	$24.56	$29.28		$22.20

Total return(c)	44.13%	19.98%	(14.98)%	31.91%		4.31%

Net assets, end of year (in 000s)	$10,824	$6,327	$6,997	$62,843		$56,077

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%		1.20%

Ratio of total expenses to average net assets	1.74%	1.71%	1.47%	1.63%		1.78%

Ratio of net investment income to average net assets	0.17%	0.54%	0.63%	0.36	%(b)	0.32%

Portfolio turnover rate(d)	106%	20%	39%	89%		111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$27.46	$24.41	$29.14	$22.12		$21.23

Net investment income(b)	0.01	0.09	0.15	0.06	(c)	0.06

Net realized and unrealized gain (loss)	12.03	4.50	(4.48)	6.96		0.83

Total from investment operations	12.04	4.59	(4.33)	7.02		0.89

Distributions to shareholders from net investment income	(0.22)	(0.05)	(0.01)	—		—

Distributions to shareholders from net realized gains	—	(1.49)	(0.39)	—		—

Total distributions	(0.22)	(1.54)	(0.40)	—		—

Net asset value, end of year	$39.28	$27.46	$24.41	$29.14		$22.12

Total return(d)	44.01%	19.86%	(15.11)%	31.74%		4.18%

Net assets, end of year (in 000s)	$762	$226	$392	$136		$57

Ratio of net expenses to average net assets	1.22%	1.27%	1.29%	1.30%		1.34%

Ratio of total expenses to average net assets	1.86%	1.85%	1.63%	1.78%		1.93%

Ratio of net investment income to average net assets	0.04%	0.35%	0.52%	0.24	%(c)	0.27%

Portfolio turnover rate(e)	106%	20%	39%	89%		111%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class R6 Shares
	Year Ended October 31,		February 28, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$27.54	$24.56	$30.83

Net investment income (loss)(a)	(0.02)	0.15	0.19

Net realized and unrealized gain (loss)	12.13	4.48	(6.46)

Total from investment operations	12.11	4.63	(6.27)

Distributions to shareholders from net investment income	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	—	(1.49)	—

Total distributions	(0.26)	(1.65)	—

Net asset value, end of period	$39.39	$27.54	$24.56

Total return(b)	44.15%	19.96%	(20.34)%

Net assets, end of period (in 000s)	$631	$432	$8

Ratio of net expenses to average net assets	1.14%	1.15%	1.15	%(c)

Ratio of total expenses to average net assets	1.71%	1.70%	1.55	%(c)

Ratio of net investment income (loss) to average net assets	(0.07)%	0.57%	1.00	%(c)

Portfolio turnover rate(d)	106%	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$27.55	$24.57	$30.61

Net investment income(a)	0.01	0.14	0.09

Net realized and unrealized gain (loss)	12.10	4.49	(6.13)

Total from investment operations	12.11	4.63	(6.04)

Distributions to shareholders from net investment income	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	—	(1.49)	—

Total distributions	(0.26)	(1.65)	—

Net asset value, end of period	$39.40	$27.55	$24.57

Total return(b)	44.17%	19.98%	(19.73)%

Net assets, end of period (in 000s)	$56,345	$52,673	$47,901

Ratio of net expenses to average net assets	1.14%	1.15%	1.14	%(c)

Ratio of total expenses to average net assets	1.71%	1.70%	1.77	%(c)

Ratio of net investment income to average net assets	0.04%	0.55%	0.59	%(c)

Portfolio turnover rate(d)	106%	20%	39%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$20.35	$17.18	$20.91	$16.23		$14.75

Net investment income(a)	0.11	0.07	0.10	0.05	(b)	0.04

Net realized and unrealized gain (loss)	3.49	3.18	(3.69)	4.74		1.44

Total from investment operations	3.60	3.25	(3.59)	4.79		1.48

Distributions to shareholders from net investment income	(0.19)	(0.08)	(0.14)	(0.11)		—

Net asset value, end of year	$23.76	$20.35	$17.18	$20.91		$16.23

Total return(c)	17.77%	19.03%	(17.32)%	29.78%		10.01%

Net assets, end of year (in 000s)	$247,765	$230,234	$152,596	$85,679		$59,593

Ratio of net expenses to average net assets	1.49%	1.55%	1.56%	1.57%		1.65%

Ratio of total expenses to average net assets	1.54%	1.58%	1.64%	1.75%		1.90%

Ratio of net investment income to average net assets	0.51%	0.39%	0.46%	0.29	%(b)	0.27%

Portfolio turnover rate(d)	31%	33%	52%	113%		92%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$18.12	$15.34	$18.72	$14.53		$13.31

Net investment loss(a)	(0.06)	(0.06)	(0.05)	(0.09	)(b)	(0.06)

Net realized and unrealized gain (loss)	3.12	2.84	(3.30)	4.28		1.28

Total from investment operations	3.06	2.78	(3.35)	4.19		1.22

Distributions to shareholders from net investment income	(0.02)	—	(0.03)	—		—

Net asset value, end of year	$21.16	$18.12	$15.34	$18.72		$14.53

Total return(c)	16.85%	18.12%	(17.91)%	28.84%		9.14%

Net assets, end of year (in 000s)	$23,425	$30,115	$33,252	$36,286		$30,104

Ratio of net expenses to average net assets	2.24%	2.30%	2.31%	2.32%		2.40%

Ratio of total expenses to average net assets	2.29%	2.33%	2.39%	2.50%		2.65%

Ratio of net investment loss to average net assets	(0.34)%	(0.33)%	(0.25)%	(0.55	)%(b)	(0.48)%

Portfolio turnover rate(d)	31%	33%	52%	113%		92%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$21.85	$18.43	$22.40	$17.38		$15.75

Net investment income(a)	0.21	0.17	0.20	0.12	(b)	0.11

Net realized and unrealized gain (loss)	3.73	3.40	(3.96)	5.07		1.54

Total from investment operations	3.94	3.57	(3.76)	5.19		1.65

Distributions to shareholders from net investment income	(0.25)	(0.15)	(0.21)	(0.17)		(0.02)

Net asset value, end of year	$25.54	$21.85	$18.43	$22.40		$17.38

Total return(c)	18.11%	19.51%	(16.99)%	30.31%		10.43%

Net assets, end of year (in 000s)	$1,479,859	$940,632	$678,197	$664,085		$445,019

Ratio of net expenses to average net assets	1.16%	1.17%	1.17%	1.18%		1.25%

Ratio of total expenses to average net assets	1.17%	1.19%	1.24%	1.36%		1.50%

Ratio of net investment income to average net assets	0.93%	0.84%	0.91%	0.63	%(b)	0.69%

Portfolio turnover rate(d)	31%	33%	52%	113%		92%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$19.68	$16.60	$20.21	$15.71		$14.29

Net investment income(a)	0.07	0.06	0.07	0.02	(b)	0.02

Net realized and unrealized gain (loss)	3.38	3.06	(3.56)	4.59		1.40

Total from investment operations	3.45	3.12	(3.49)	4.61		1.42

Distributions to shareholders from net investment income	(0.16)	(0.04)	(0.12)	(0.11)		—

Net asset value, end of year	$22.97	$19.68	$16.60	$20.21		$15.71

Total return(c)	17.55%	18.85%	(17.38)%	29.65%		9.91%

Net assets, end of year (in 000s)	$26,329	$24,183	$19,922	$26,049		$19,069

Ratio of net expenses to average net assets	1.65%	1.67%	1.67%	1.68%		1.75%

Ratio of total expenses to average net assets	1.67%	1.69%	1.75%	1.86%		2.00%

Ratio of net investment income to average net assets	0.35%	0.32%	0.36%	0.11	%(b)	0.17%

Portfolio turnover rate(d)	31%	33%	52%	113%		92%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$21.66	$18.28	$22.24	$17.27		$15.67

Net investment income(b)	0.16	0.12	0.17	0.13	(c)	0.08

Net realized and unrealized gain (loss)	3.73	3.38	(3.94)	5.01		1.53

Total from investment operations	3.89	3.50	(3.77)	5.14		1.61

Distributions to shareholders from net investment income	(0.22)	(0.12)	(0.19)	(0.17)		(0.01)

Net asset value, end of year	$25.33	$21.66	$18.28	$22.24		$17.27

Total return(d)	18.02%	19.31%	(17.07)%	30.11%		10.26%

Net assets, end of year (in 000s)	$147,386	$135,484	$139,726	$62,974		$5,263

Ratio of net expenses to average net assets	1.24%	1.30%	1.31%	1.31%		1.40%

Ratio of total expenses to average net assets	1.29%	1.33%	1.38%	1.49%		1.64%

Ratio of net investment income to average net assets	0.70%	0.58%	0.79%	0.67	%(c)	0.52%

Portfolio turnover rate(e)	31%	33%	52%	113%		92%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$21.94	$18.51	$22.41	$17.38		$15.74

Net investment income(a)	0.16	0.17	0.21	0.16	(b)	0.10

Net realized and unrealized gain (loss)	3.80	3.41	(4.00)	5.05		1.56

Total from investment operations	3.96	3.58	(3.79)	5.21		1.66

Distributions to shareholders from net investment income	(0.25)	(0.15)	(0.11)	(0.18)		(0.02)

Net asset value, end of year	$25.65	$21.94	$18.51	$22.41		$17.38

Total return(c)	18.13%	19.52%	(16.96)%	30.35%		10.52%

Net assets, end of year (in 000s)	$53,424	$25,387	$37,865	$245		$5,012

Ratio of net expenses to average net assets	1.15%	1.16%	1.16%	1.17%		1.23%

Ratio of total expenses to average net assets	1.16%	1.18%	1.21%	1.35%		1.44%

Ratio of net investment income to average net assets	0.71%	0.82%	0.99%	0.88	%(b)	0.57%

Portfolio turnover rate(d)	31%	33%	52%	113%		92%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$21.94	$18.51	$23.46

Net investment income(a)	0.19	0.17	0.10

Net realized and unrealized gain (loss)	3.77	3.41	(5.05)

Total from investment operations	3.96	3.58	(4.95)

Distributions to shareholders from net investment income	(0.25)	(0.15)	—

Net asset value, end of period	$25.65	$21.94	$18.51

Total return(b)	18.14%	19.47%	(21.06)%

Net assets, end of period (in 000s)	$471,690	$389,019	$311,447

Ratio of net expenses to average net assets	1.15%	1.16%	1.15	%(c)

Ratio of total expenses to average net assets	1.15%	1.18%	1.24	%(c)

Ratio of net investment income to average net assets	0.86%	0.82%	0.94	%(c)

Portfolio turnover rate(d)	31%	33%	52%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.95	$8.40	$10.00

Net investment income(a)	— (b)	0.04	0.03

Net realized and unrealized gain (loss)	1.84	1.53	(1.63)

Total from investment operations	1.84	1.57	(1.60)

Distributions to shareholders from net investment income	(0.06)	(0.02)	—

Net asset value, end of period	$11.73	$9.95	$8.40

Total return(c)	18.46%	18.74%	(16.00)%

Net assets, end of period (in 000s)	$92	$50	$42

Ratio of net expenses to average net assets	1.49%	1.60%	1.53	%(d)

Ratio of total expenses to average net assets	6.33%	7.73%	10.28	%(d)

Ratio of net investment income to average net assets	0.02%	0.44%	0.64	%(d)

Portfolio turnover rate(e)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.87	$8.37	$10.00

Net investment loss(a)	(0.09)	(0.03)	—	(b)

Net realized and unrealized gain (loss)	1.83	1.53	(1.63)

Total from investment operations	1.74	1.50	(1.63)

Net asset value, end of period	$11.61	$9.87	$8.37

Total return(c)	17.58%	17.92%	(16.30)%

Net assets, end of period (in 000s)	$58	$49	$42

Ratio of net expenses to average net assets	2.24%	2.35%	2.28	%(d)

Ratio of total expenses to average net assets	6.94%	8.49%	11.03	%(d)

Ratio of net investment loss to average net assets	(0.84)%	(0.31)%	(0.11	)%(d)

Portfolio turnover rate(e)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.98	$8.41	$10.00

Net investment income(a)	0.03	0.08	0.04

Net realized and unrealized gain (loss)	1.85	1.53	(1.63)

Total from investment operations	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.09)	(0.04)	—

Net asset value, end of period	$11.77	$9.98	$8.41

Total return(b)	18.91%	19.26%	(15.90)%

Net assets, end of period (in 000s)	$8,631	$6,912	$5,679

Ratio of net expenses to average net assets	1.14%	1.21%	1.14	%(c)

Ratio of total expenses to average net assets	5.83%	7.31%	9.89	%(c)

Ratio of net investment income to average net assets	0.26%	0.85%	1.03	%(c)

Portfolio turnover rate(d)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.97	$8.41	$10.00

Net investment income(a)	0.02	0.06	0.03

Net realized and unrealized gain (loss)	1.85	1.53	(1.62)

Total from investment operations	1.87	1.59	(1.59)

Distributions to shareholders from net investment income	(0.08)	(0.03)	—

Net asset value, end of period	$11.76	$9.97	$8.41

Total return(b)	18.79%	19.03%	(15.90)%

Net assets, end of period (in 000s)	$59	$50	$42

Ratio of net expenses to average net assets	1.24%	1.35%	1.28	%(c)

Ratio of total expenses to average net assets	5.94%	7.49%	10.03	%(c)

Ratio of net investment income to average net assets	0.15%	0.69%	0.89	%(c)

Portfolio turnover rate(d)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.98	$8.41	$10.00

Net investment income(a)	0.03	0.08	0.04

Net realized and unrealized gain (loss)	1.85	1.53	(1.63)

Total from investment operations	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.09)	(0.04)	—

Net asset value, end of period	$11.77	$9.98	$8.41

Total return(b)	18.92%	19.26%	(15.90)%

Net assets, end of period (in 000s)	$65	$50	$42

Ratio of net expenses to average net assets	1.13%	1.20%	1.13	%(c)

Ratio of total expenses to average net assets	5.84%	7.34%	9.88	%(c)

Ratio of net investment income to average net assets	0.26%	0.84%	1.04	%(c)

Portfolio turnover rate(d)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Year Ended October 31,		May 31, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.94	$8.39	$10.00

Net investment income (loss)(a)	(0.03)	0.01	0.02

Net realized and unrealized gain (loss)	1.83	1.55	(1.63)

Total from investment operations	1.80	1.56	(1.61)

Distributions to shareholders from net investment income	(0.06)	(0.01)	—

Net asset value, end of period	$11.68	$9.94	$8.39

Total return(b)	18.11%	18.57%	(16.10)%

Net assets, end of period (in 000s)	$255	$167	$42

Ratio of net expenses to average net assets	1.74%	1.92%	1.78	%(c)

Ratio of total expenses to average net assets	6.53%	7.68%	10.53	%(c)

Ratio of net investment income (loss) to average net assets	(0.34)%	0.06%	0.39	%(c)

Portfolio turnover rate(d)	28%	57%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class P Shares
	January 21, 2020* to October 31, 2020
Per Share Data

Net asset value, beginning of period	$10.87

Net investment income(a)	0.03

Net realized and unrealized gain	0.87

Total from investment operations	0.90

Net asset value, end of period	$11.77

Total return(b)	8.28%

Net assets, end of period (in 000s)	$86

Ratio of net expenses to average net assets	1.08	%(c)

Ratio of total expenses to average net assets	6.51	%(c)

Ratio of net investment income to average net assets	0.30	%(c)

Portfolio turnover rate(d)	28%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class A Shares
	Year Ended October 31,
	2020	2019		2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.44	$8.04		$9.93	$8.98	$9.26

Net investment income (loss)(a)	(0.03)	0.28	(b)	0.07	0.05	0.06

Net realized and unrealized gain (loss)	0.54	0.18		(1.96)	0.90	(0.32)

Total from investment operations	0.51	0.46		(1.89)	0.95	(0.26)

Distributions to shareholders from net investment income	(0.40)	(0.06)		— (c)	—	(0.02)

Net asset value, end of year	$8.55	$8.44		$8.04	$9.93	$8.98

Total return(d)	5.95%	5.72%		(19.03)%	10.58%	(2.84)%

Net assets, end of year (in 000s)	$3,256	$3,563		$6,345	$16,496	$25,955

Ratio of net expenses to average net assets	1.63%	1.73%		1.72%	1.73%	1.74%

Ratio of total expenses to average net assets	4.10%	3.12%		2.33%	2.11%	2.39%

Ratio of net investment income (loss) to average net assets	(0.41)%	3.24	%(b)	0.68%	0.50%	0.66%

Portfolio turnover rate(e)	91%	85%		11%	26%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class C Shares
	Year Ended October 31,
	2020	2019		2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.02	$7.64		$9.51	$8.66	$8.98

Net investment income (loss)(a)	(0.09)	0.23	(b)	(0.01)	(0.01)	(0.01)

Net realized and unrealized gain (loss)	0.51	0.15		(1.86)	0.86	(0.31)

Total from investment operations	0.42	0.38		(1.87)	0.85	(0.32)

Distributions to shareholders from net investment income	(0.32)	—		—	—	—

Net asset value, end of year	$8.12	$8.02		$7.64	$9.51	$8.66

Total return(c)	5.09%	4.97%		(19.66)%	9.82%	(3.55)%

Net assets, end of year (in 000s)	$782	$1,249		$2,082	$3,854	$5,642

Ratio of net expenses to average net assets	2.37%	2.48%		2.47%	2.48%	2.49%

Ratio of total expenses to average net assets	4.78%	3.87%		3.10%	2.84%	3.14%

Ratio of net investment income (loss) to average net assets	(1.18)%	2.84	%(b)	(0.11)%	(0.15)%	(0.07)%

Portfolio turnover rate(d)	91%	85%		11%	26%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019		2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.49	$8.12		$10.02	$9.02	$9.33

Net investment income (loss)(a)	(0.01)	0.28	(b)	0.12	0.09	0.10

Net realized and unrealized gain (loss)	0.55	0.20		(1.99)	0.91	(0.33)

Total from investment operations	0.54	0.48		(1.87)	1.00	(0.23)

Distributions to shareholders from net investment income	(0.45)	(0.11)		(0.03)	— (c)	(0.08)

Net asset value, end of year	$8.58	$8.49		$8.12	$10.02	$9.02

Total return(d)	6.31%	6.02%		(18.62)%	11.02%	(2.46)%

Net assets, end of year (in 000s)	$3,408	$4,082		$12,270	$50,730	$58,958

Ratio of net expenses to average net assets	1.25%	1.34%		1.33%	1.33%	1.33%

Ratio of total expenses to average net assets	3.70%	2.71%		1.91%	1.67%	1.99%

Ratio of net investment income (loss) to average net assets	(0.06)%	3.29	%(b)	1.24%	0.94%	1.08%

Portfolio turnover rate(e)	91%	85%		11%	26%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019		2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.50	$8.09		$9.98	$9.00	$9.30

Net investment income (loss)(b)	(0.02)	0.27	(c)	0.08	0.08	0.08

Net realized and unrealized gain (loss)	0.55	0.21		(1.95)	0.90	(0.32)

Total from investment operations	0.53	0.48		(1.87)	0.98	(0.24)

Distributions to shareholders from net investment income	(0.44)	(0.07)		(0.02)	—	(0.06)

Net asset value, end of year	$8.59	$8.50		$8.09	$9.98	$9.00

Total return(d)	6.10%	6.00%		(18.82)%	10.89%	(2.59)%

Net assets, end of year (in 000s)	$1,021	$1,465		$5,633	$8,613	$9,436

Ratio of net expenses to average net assets	1.38%	1.49%		1.47%	1.48%	1.48%

Ratio of total expenses to average net assets	3.77%	2.85%		2.11%	1.80%	2.14%

Ratio of net investment income (loss) to average net assets	(0.23)%	3.21	%(c)	0.86%	0.91%	0.90%

Portfolio turnover rate(e)	91%	85%		11%	26%	27%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class R6 Shares
	Year Ended October 31,			February 28, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$8.49	$8.12		$10.43

Net investment income(a)	— (b)	0.44	(c)	0.08

Net realized and unrealized gain (loss)	0.54	0.05		(2.39)

Total from investment operations	0.54	0.49		(2.31)

Distributions to shareholders from net investment income	(0.46)	(0.12)		—

Net asset value, end of period	$8.57	$8.49		$8.12

Total return(d)	6.24%	6.12%		(22.15)%

Net assets, end of period (in 000s)	$9	$8		$8

Ratio of net expenses to average net assets	1.25%	1.35%		1.34	%(e)

Ratio of total expenses to average net assets	3.75%	2.76%		2.00	%(e)

Ratio of net investment income (loss) to average net assets	(0.03)%	5.05	%(c)	1.33	%(e)

Portfolio turnover rate(f)	91%	85%		11%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS IMPRINT EMERGING MARKETS OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Imprint Emerging Markets Opportunities Fund
	Class P Shares
	Year Ended October 31,			April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$8.48	$8.11		$10.29

Net investment income (loss)(a)	(0.01)	0.41	(b)	(0.01)

Net realized and unrealized gain (loss)	0.56	0.08		(2.17)

Total from investment operations	0.55	0.49		(2.18)

Distributions to shareholders from net investment income	(0.46)	(0.12)		—

Net asset value, end of period	$8.57	$8.48		$8.11

Total return(c)	6.38%	6.15%		(21.19)%

Net assets, end of period (in 000s)	$13,039	$13,375		$14,524

Ratio of net expenses to average net assets	1.24%	1.34%		1.32	%(d)

Ratio of total expenses to average net assets	3.68%	2.74%		2.28	%(d)

Ratio of net investment income (loss) to average net assets	(0.09)%	4.79	%(b)	(0.18	)%(d)

Portfolio turnover rate(e)	91%	85%		11%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.25 per share and 2.90% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$20.67	$17.88	$19.92	$16.61	$17.98

Net investment income(a)	0.04	0.28	0.22	0.14	0.48	(b)

Net realized and unrealized gain (loss)	0.66	2.76	(2.01)	3.63	(1.65)

Total from investment operations	0.70	3.04	(1.79)	3.77	(1.17)

Distributions to shareholders from net investment income	(0.36)	(0.25)	(0.25)	(0.46)	(0.20)

Net asset value, end of year	$21.01	$20.67	$17.88	$19.92	$16.61

Total return(c)	3.30%	17.33%	(9.11)%	23.29%	(6.54)%

Net assets, end of year (in 000s)	$33,927	$35,181	$34,602	$38,330	$38,152

Ratio of net expenses to average net assets	1.20%	1.26%	1.29%	1.30%	1.30%

Ratio of total expenses to average net assets	1.69%	1.69%	1.58%	1.63%	1.62%

Ratio of net investment income to average net assets	0.21%	1.52%	1.11%	0.78%	2.86	%(b)

Portfolio turnover rate(d)	55%	41%	38%	116%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.16	$16.49	$18.39	$15.37	$16.67

Net investment income (loss)(a)	(0.10)	0.13	0.07	0.02	0.32	(b)

Net realized and unrealized gain (loss)	0.60	2.58	(1.86)	3.35	(1.53)

Total from investment operations	0.50	2.71	(1.79)	3.37	(1.21)

Distributions to shareholders from net investment income	(0.22)	(0.04)	(0.11)	(0.35)	(0.09)

Net asset value, end of year	$19.44	$19.16	$16.49	$18.39	$15.37

Total return(c)	2.53%	16.49%	(9.79)%	22.40%	(7.27)%

Net assets, end of year (in 000s)	$9,369	$10,400	$9,985	$15,681	$15,577

Ratio of net expenses to average net assets	1.95%	2.01%	2.04%	2.05%	2.05%

Ratio of total expenses to average net assets	2.44%	2.44%	2.33%	2.37%	2.37%

Ratio of net investment income (loss) to average net assets	(0.54)%	0.78%	0.40%	0.12%	2.05	%(b)

Portfolio turnover rate(d)	55%	41%	38%	116%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.17	$18.23	$20.30	$16.93	$18.34

Net investment income(a)	0.15	0.29	0.40	0.22	0.47	(b)

Net realized and unrealized gain (loss)	0.63	2.89	(2.14)	3.69	(1.60)

Total from investment operations	0.78	3.18	(1.74)	3.91	(1.13)

Distributions to shareholders from net investment income	(0.42)	(0.24)	(0.33)	(0.54)	(0.28)

Net asset value, end of year	$21.53	$21.17	$18.23	$20.30	$16.93

Total return(c)	3.62%	17.76%	(8.76)%	23.78%	(6.21)%

Net assets, end of year (in 000s)	$23,137	$7,660	$6,835	$127,403	$201,746

Ratio of net expenses to average net assets	0.86%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.33%	1.31%	1.17%	1.22%	1.21%

Ratio of net investment income to average net assets	0.72%	1.49%	1.94%	1.22%	2.76	%(b)

Portfolio turnover rate(d)	55%	41%	38%	116%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.63	$18.70	$20.68	$16.79	$18.05

Net investment income(a)	0.01	0.28	0.22	0.13	0.47	(b)

Net realized and unrealized gain (loss)	0.70	2.88	(2.10)	3.76	(1.67)

Total from investment operations	0.71	3.16	(1.88)	3.89	(1.20)

Distributions to shareholders from net investment income	(0.34)	(0.23)	(0.10)	—	(0.06)

Net asset value, end of year	$22.00	$21.63	$18.70	$20.68	$16.79

Total return(c)	3.16%	17.20%	(9.14)%	23.17%	(6.66)%

Net assets, end of year (in 000s)	$4	$4	$4	$4	$32

Ratio of net expenses to average net assets	1.34%	1.36%	1.34%	1.39%	1.41%

Ratio of total expenses to average net assets	1.79%	1.75%	1.58%	1.66%	1.72%

Ratio of net investment income to average net assets	0.07%	1.44%	1.07%	0.71%	2.77	%(b)

Portfolio turnover rate(d)	55%	41%	38%	116%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.06	$18.20	$20.23	$16.86	$18.25

Net investment income(b)	0.09	0.36	0.24	0.27	0.45	(c)

Net realized and unrealized gain (loss)	0.68	2.78	(2.02)	3.60	(1.60)

Total from investment operations	0.77	3.14	(1.78)	3.87	(1.15)

Distributions to shareholders from net investment income	(0.42)	(0.28)	(0.25)	(0.50)	(0.24)

Net asset value, end of year	$21.41	$21.06	$18.20	$20.23	$16.86

Total return(d)	3.56%	17.64%	(8.92)%	23.63%	(6.34)%

Net assets, end of year (in 000s)	$1,298	$492	$421	$1,009	$749

Ratio of net expenses to average net assets	0.95%	1.00%	1.04%	1.05%	1.05%

Ratio of total expenses to average net assets	1.44%	1.44%	1.34%	1.39%	1.36%

Ratio of net investment income to average net assets	0.44%	1.87%	1.20%	1.50%	2.62	%(c)

Portfolio turnover rate(e)	55%	41%	38%	116%	78%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Year Ended October 31,				February 26, 2016* to October 31, 2016
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$21.06	$18.23	$20.30	$16.93	$15.87

Net investment income(a)	0.14	0.45	0.31	0.22	0.21	(b)

Net realized and unrealized gain (loss)	0.64	2.71	(2.05)	3.69	0.85

Total from investment operations	0.78	3.16	(1.74)	3.91	1.06

Distributions to shareholders from net investment income	(0.43)	(0.33)	(0.33)	(0.54)	—

Net asset value, end of period	$21.41	$21.06	$18.23	$20.30	$16.93

Total return(c)	3.63%	17.76%	(8.74)%	23.80%	6.68%

Net assets, end of period (in 000s)	$1,981	$470	$11	$12	$11

Ratio of net expenses to average net assets	0.85%	0.90%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.32%	1.31%	1.18%	1.22%	1.19	%(d)

Ratio of net investment income to average net assets	0.69%	2.35%	1.53%	1.21%	1.83	%(b)(d)

Portfolio turnover rate(e)	55%	41%	38%	116%	78%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$21.05	$18.23	$20.84

Net investment income(a)	0.11	0.36	0.06

Net realized and unrealized gain (loss)	0.69	2.79	(2.67)

Total from investment operations	0.80	3.15	(2.61)

Distributions to shareholders from net investment income	(0.43)	(0.33)	—

Net asset value, end of period	$21.42	$21.05	$18.23

Total return(b)	3.67%	17.73%	(12.52)%

Net assets, end of period (in 000s)	$64,838	$68,987	$94,972

Ratio of net expenses to average net assets	0.86%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.30%	1.29%	1.22	%(c)

Ratio of net investment income to average net assets	0.55%	1.88%	0.59	%(c)

Portfolio turnover rate(d)	55%	41%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.50	$13.25	$14.50	$11.99	$12.95

Net investment income(a)	0.23	0.37	0.37	0.17	0.18

Net realized and unrealized gain (loss)	(1.69)	1.53	(1.36)	2.58	(1.04)

Total from investment operations	(1.46)	1.90	(0.99)	2.75	(0.86)

Distributions to shareholders from net investment income	(0.50)	(0.36)	(0.26)	(0.24)	(0.10)

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.50)	(1.65)	(0.26)	(0.24)	(0.10)

Net asset value, end of year	$11.54	$13.50	$13.25	$14.50	$11.99

Total return(b)	(11.23)%	16.95%	(6.98)%	23.38%	(6.69)%

Net assets, end of year (in 000s)	$13,669	$16,711	$15,844	$17,937	$18,301

Ratio of net expenses to average net assets	1.23%	1.25%	1.26%	1.30%	1.30%

Ratio of total expenses to average net assets	1.92%	2.16%	1.90%	1.88%	1.76%

Ratio of net investment income to average net assets	1.87%	2.99%	2.54%	1.32%	1.47%

Portfolio turnover rate(c)	51%	27%	87%	32%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.89	$11.88	$12.98	$10.75	$11.62

Net investment income(a)	0.13	0.25	0.25	0.07	0.08

Net realized and unrealized gain (loss)	(1.50)	1.34	(1.22)	2.31	(0.94)

Total from investment operations	(1.37)	1.59	(0.97)	2.38	(0.86)

Distributions to shareholders from net investment income	(0.38)	(0.29)	(0.13)	(0.15)	(0.01)

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.38)	(1.58)	(0.13)	(0.15)	(0.01)

Net asset value, end of year	$10.14	$11.89	$11.88	$12.98	$10.75

Total return(b)	(11.88)%	16.01%	(7.59)%	22.44%	(7.37)%

Net assets, end of year (in 000s)	$1,514	$1,638	$1,673	$3,770	$3,974

Ratio of net expenses to average net assets	1.97%	2.00%	2.01%	2.05%	2.05%

Ratio of total expenses to average net assets	2.67%	2.91%	2.63%	2.63%	2.51%

Ratio of net investment income to average net assets	1.19%	2.24%	1.89%	0.58%	0.74%

Portfolio turnover rate(c)	51%	27%	87%	32%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.26	$13.88	$15.20	$12.56	$13.56

Net investment income(a)	0.31	0.42	0.49	0.23	0.23

Net realized and unrealized gain (loss)	(1.80)	1.63	(1.46)	2.70	(1.08)

Total from investment operations	(1.49)	2.05	(0.97)	2.93	(0.85)

Distributions to shareholders from net investment income	(0.57)	(0.38)	(0.35)	(0.29)	(0.15)

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.57)	(1.67)	(0.35)	(0.29)	(0.15)

Net asset value, end of year	$12.20	$14.26	$13.88	$15.20	$12.56

Total return(b)	(10.86)%	17.29%	(6.59)%	23.88%	(6.31)%

Net assets, end of year (in 000s)	$10,051	$5,232	$2,666	$40,667	$42,191

Ratio of net expenses to average net assets	0.85%	0.88%	0.87%	0.90%	0.90%

Ratio of total expenses to average net assets	1.55%	1.79%	1.42%	1.49%	1.36%

Ratio of net investment income to average net assets	2.36%	3.13%	3.19%	1.71%	1.84%

Portfolio turnover rate(c)	51%	27%	87%	32%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.51	$13.25	$14.51	$12.00	$12.97

Net investment income(b)	0.29	0.34	0.40	0.24	0.21

Net realized and unrealized gain (loss)	(1.72)	1.59	(1.35)	2.54	(1.04)

Total from investment operations	(1.43)	1.93	(0.95)	2.78	(0.83)

Distributions to shareholders from net investment income	(0.56)	(0.38)	(0.31)	(0.27)	(0.14)

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.56)	(1.67)	(0.31)	(0.27)	(0.14)

Net asset value, end of year	$11.52	$13.51	$13.25	$14.51	$12.00

Total return(c)	(10.99)%	17.21%	(6.74)%	23.75%	(6.43)%

Net assets, end of year (in 000s)	$8,958	$3,515	$349	$426	$471

Ratio of net expenses to average net assets	0.98%	1.09%	1.01%	1.05%	1.05%

Ratio of total expenses to average net assets	1.71%	1.98%	1.65%	1.64%	1.51%

Ratio of net investment income to average net assets	2.39%	2.67%	2.78%	1.85%	1.71%

Portfolio turnover rate(d)	51%	27%	87%	32%	68%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Year Ended October 31,				February 26, 2016* to October 31, 2016
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.25	$13.87	$15.20	$12.56	$11.85

Net investment income(a)	0.28	0.49	0.45	0.16	0.20

Net realized and unrealized gain (loss)	(1.78)	1.57	(1.43)	2.77	0.51

Total from investment operations	(1.50)	2.06	(0.98)	2.93	0.71

Distributions to shareholders from net investment income	(0.57)	(0.39)	(0.35)	(0.29)	—

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.57)	(1.68)	(0.35)	(0.29)	—

Net asset value, end of period	$12.18	$14.25	$13.87	$15.20	$12.56

Total return(b)	(10.93)%	17.41%	(6.62)%	23.91%	5.99%

Net assets, end of period (in 000s)	$2,304	$332	$68	$72	$11

Ratio of net expenses to average net assets	0.84%	0.86%	0.86%	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	1.59%	1.80%	1.51%	1.43%	1.35	%(c)

Ratio of net investment income to average net assets	2.22%	3.74%	2.99%	1.16%	2.33	%(c)

Portfolio turnover rate(d)	51%	27%	87%	32%	68%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.55	$13.32	$14.59	$12.08	$13.00

Net investment income(a)	0.24	0.36	0.34	0.14	0.12

Net realized and unrealized gain (loss)	(1.74)	1.52	(1.37)	2.59	(1.01)

Total from investment operations	(1.50)	1.88	(1.03)	2.73	(0.89)

Distributions to shareholders from net investment income	(0.45)	(0.36)	(0.24)	(0.22)	(0.03)

Distributions to shareholders from net realized gains	—	(1.29)	—	—	—

Total distributions	(0.45)	(1.65)	(0.24)	(0.22)	(0.03)

Net asset value, end of year	$11.60	$13.55	$13.32	$14.59	$12.08

Total return(b)	(11.44)%	16.63%	(7.19)%	22.99%	(6.87)%

Net assets, end of year (in 000s)	$173	$73	$84	$44	$28

Ratio of net expenses to average net assets	1.48%	1.50%	1.51%	1.55%	1.55%

Ratio of total expenses to average net assets	2.19%	2.40%	2.18%	2.12%	2.01%

Ratio of net investment income to average net assets	1.96%	2.90%	2.38%	1.05%	0.99%

Portfolio turnover rate(c)	51%	27%	87%	32%	68%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$14.23	$13.86	$15.62

Net investment income(a)	0.30	0.44	0.16

Net realized and unrealized gain (loss)	(1.79)	1.61	(1.84)

Total from investment operations	(1.49)	2.05	(1.68)

Distributions to shareholders from net investment income	(0.57)	(0.39)	(0.08)

Distributions to shareholders from net realized gains	—	(1.29)	—

Total distributions	(0.57)	(1.68)	(0.08)

Net asset value, end of period	$12.17	$14.23	$13.86

Total return(b)	(10.89)%	17.34%	(10.76)%

Net assets, end of period (in 000s)	$20,799	$32,643	$30,930

Ratio of net expenses to average net assets	0.84%	0.85%	0.84	%(c)

Ratio of total expenses to average net assets	1.51%	1.76%	1.84	%(c)

Ratio of net investment income to average net assets	2.33%	3.37%	2.00	%(c)

Portfolio turnover rate(d)	51%	27%	87%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
China Equity(a)	A, C, Institutional, Investor, R6 and P	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P(b)	Diversified
Imprint Emerging Markets Opportunities	A, C, Institutional, Investor, R6 and P	Diversified
International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified
International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

(a)	Formerly, the Goldman Sachs Asia Equity Fund. Effective at the close of business on November 20, 2019, the Fund’s name changed to Goldman Sachs China Equity Fund.
(b)	Commenced operations on January 21, 2020.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

97

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to following schedule.

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
China Equity	Annually	Annually
Emerging Markets Equity	Annually	Annually
ESG Emerging Markets Equity	Annually	Annually
Imprint Emerging Markets Opportunities	Annually	Annually
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

98

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2020:

CHINA EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$8,975,179	$76,326,965	$—

Investment Company	2,236,989	—	—

Total	$11,212,168	$76,326,965	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$19,537,442	$17,864,230	$—

Asia	355,920,878	1,758,272,707	—

Europe	13,005,830	44,862,949	—

North America	35,747,963	—	—

South America	143,917,608	16,771,483	—

Exchange Traded Funds	36,807,202	—	—

Investment Company	12,529,663	—	—

Securities Lending Reinvestment Vehicle	20,507,250	—	—

Total	$637,973,836	$1,837,771,369	$—

ESG EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$73,886	$71,390	$—

Asia	1,588,375	6,278,288	—

Europe	3,618	173,834	—

North America	191,389	—	—

South America	638,705	—	—

Investment Company	122,590	—	—

Total	$2,618,563	$6,523,512	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

IMPRINT EMERGING MARKETS OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$141,876	$2,502,232	$—

Asia	5,756,537	10,113,001	—

Europe	—	238,941	—

South America	362,058	—	—

Exchange Traded Fund	1,414,810	—	—

Securities Lending Reinvestment Vehicle	1,270,175	—	—

Total	$8,945,456	$12,854,174	$—

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$8,724,589	$23,334,046	$—

Europe	—	91,625,068	—

North America	—	4,885,897	—

Investment Company	1,007,817	—	—

Total	$9,732,406	$119,845,011	$—

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$8,018,068	$—

Australia and Oceania	—	3,580,029	—

Europe	1,107,688	42,447,312	—

North America	—	2,022,374	—

Total	$1,107,688	$56,067,783	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

October 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	1.01	1.01
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.98
Imprint Emerging Markets Opportunities	1.05	1.05	0.95	0.90	0.88	1.05	1.05
International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.83	(1)
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee equal to 0.03% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2020, GSAM waived $889, $24,640, $43, $95, $5,156 and $2,296 of the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
China Equity	$912	$—
Emerging Markets Equity	7,410	2
Imprint Emerging Markets Opportunities	3	—
International Equity ESG	1,051	309
International Equity Income	690	18

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, such fee was 0.17% of the average daily net assets of the Class A, Class C, Investor and Class R Shares. Effective February 28, 2020, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.07%, 0.06% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the China Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund, respectively. Goldman Sachs also agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity ESG Fund through at least February 28, 2021, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to February 28, 2020, Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the China Equity Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and

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Notes to Financial Statements (continued)

October 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.164%, 0.004% and 0.014%, respectively. Prior to February 28, 2020, the other expense limitation was 0.014% for the International Equity ESG Fund. These Other Expense limitations will remain in place through at least February 28, 2021 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
China Equity	$889	$1,140	$9,885	$411,485	$423,399
Emerging Markets Equity	24,640	13,559	157,615	144,624	340,438
ESG Emerging Markets Equity	43	65	107	367,659	367,874
Imprint Emerging Markets Opportunities	95	312	—	506,307	506,714
International Equity ESG	30,863	1,175	22,030	531,525	585,593
International Equity Income	2,296	147	—	455,541	457,984

G.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates —The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2020:

Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income From Affiliated Investment Company
China Equity	$461,147	$25,178,499	$(23,402,657)	$2,236,989	2,236,989	$2,620
Emerging Markets Equity	6,059,064	588,093,874	(581,623,275)	12,529,663	12,529,663	121,109
ESG Emerging Markets Equity	—	1,308,144	(1,185,554)	122,590	122,590	92
Imprint Emerging Markets Opportunities	—	3,260,059	(3,260,059)	—	—	135
International Equity ESG	992,989	44,272,464	(44,257,636)	1,007,817	1,007,817	21,136
International Equity Income	1,609,740	31,006,032	(32,615,772)	—	—	14,109

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	—%	—%	—%	—%	7%	—%	—%	—%
ESG Emerging Markets Equity	64	100	93	—	100	91	23	13
Imprint Emerging Markets Opportunities	—	—	—	—	—	100	—	—
International Equity ESG	—	—	—	32	—	—	—	—
International Equity Income	—	—	—	—	—	—	5	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales and Maturities
China Equity	$74,367,468	$89,223,872
Emerging Markets Equity	926,177,970	615,314,948
ESG Emerging Markets Equity	2,448,575	2,108,596
Imprint Emerging Markets Opportunities	18,496,932	21,148,392
International Equity ESG	69,538,649	67,397,606
International Equity Income	41,248,636	32,202,023

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein the China Equity, Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The China Equity, Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to

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Notes to Financial Statements (continued)

October 31, 2020

6. SECURITIES LENDING (continued)

Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the China Equity, Emerging Markets Equity, Imprint Emerging Markets Opportunities, International Equity ESG and International Equity Income Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2020		Amount Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2020
Fund	Earnings of GSAL Relating to Securites Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
China Equity	$190	$—	$—
Emerging Markets Equity	16,982	55,404	—
Imprint Emerging Markets Opportunities	1,641	1,967	170,375
International Equity ESG	69	—	—
International Equity Income	288	1,097	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2020.

Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2020
China Equity	$1,018,700	$6,761,425	$(7,780,125)	$—
Emerging Markets Equity	43,343,504	541,382,807	(564,219,061)	20,507,250
Imprint Emerging Markets Opportunities	—	10,265,182	(8,995,007)	1,270,175
International Equity ESG	—	9,079,872	(9,079,872)	—
International Equity Income	—	5,156,101.00	(5,156,101.00)	—

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7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Imprint Emerging Markets Opportunities	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary income	$600,964	$19,703,005	$66,221	$1,222,677	$2,300,378	$2,583,747

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Imprint Emerging Markets Opportunities	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary income	$362,857	$9,834,169	$28,047	$421,543	$2,184,597	$2,158,291
Net long-term capital gains	4,213,623	—	—	—	—	4,229,300
Total	$4,576,480	$9,834,169	$28,047	$421,543	$2,184,597	$6,387,591

As of October 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Imprint Emerging Markets Opportunities	International Equity ESG	International Equity Income
Undistributed ordinary income — net	$1,494,882	$8,231,673	$22,918	$—	$311,482	$354,905
Undistributed long-term capital gains	3,548,949	—	—	—	—	—
Total undistributed earnings	$5,043,831	$8,231,673	$22,918	$—	$311,482	$354,905
Capital loss carryforwards(1):
Perpetual long-term	$—	$(96,750,777)	$(25,954)	$(27,116,250)	$(5,741,444)	$(739,157)
Perpetual short-term	—	(121,438,569)	(404,822)	(33,678,788)	—	(2,526,997)
Total capital loss carryforwards	$—	$(218,189,346)	$(430,776)	$(60,795,038)	$(5,741,444)	$(3,266,154)
Timing differences (Post October Loss Deferral)	—	—	—	(20,023)	—	—
Unrealized gains (losses) — net	27,217,712	514,084,062	1,896,313	2,579,014	3,570,409	(6,000,151)
Total accumulated earnings (losses) — net	$32,261,543	$304,126,389	$1,488,455	$(58,236,047)	$(1,859,553)	$(8,911,400)

(1)	The China Equity and International Equity ESG Funds utilized $1,379,153 and $8,184,962, respectively, of capital loss carryforwards during the fiscal year.

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	Imprint Emerging Markets Opportunities	International Equity ESG	International Equity Income
Tax cost	$60,336,915	$1,957,518,580	$7,243,991	$19,382,309	$126,019,835	$63,188,980
Gross unrealized gain	28,058,528	675,908,290	2,380,978	3,103,839	19,216,704	4,538,196
Gross unrealized loss	(840,816)	(161,824,228)	(484,665)	(524,825)	(15,646,295)	(10,538,347)
Net unrealized gain (loss)	$27,217,712	$514,084,062	$1,896,313	$2,579,014	$3,570,409	$(6,000,151)

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Notes to Financial Statements (continued)

October 31, 2020

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

The Imprint Emerging Markets Opportunities Fund reclassified $4,989 from paid in capital to distributable earnings for the year ending October 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from taxable overdistributions and net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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8. OTHER RISKS (continued)

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk— The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

October 31, 2020

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on September 16, 2020, the Trustees approved a change to the Goldman Sachs Emerging Markets Equity Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of any related fundamental investment restrictions. This change is subject to approval by the shareholders of the Goldman Sachs Emerging Markets Equity Fund at a meeting to be held on or about January 8, 2021.

On October 16, 2020, the Trustees approved an Agreement and Plan of Reorganization which contemplates the reorganization of the Goldman Sachs Imprint Emerging Markets Opportunities Fund (the “Acquired Fund”) with and into the Goldman Sachs ESG Emerging Markets Equity Fund (the “Surviving Fund”). The reorganization is expected to close during January 2021 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

As of the close of business on October 16, 2020, the Acquired Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Surviving Fund. After the close of business on November 13, 2020, the Acquired Fund discontinued accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other Goldman Sachs Funds; however, existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	126,767	$3,726,193	100,472	$2,465,209
Reinvestment of distributions	2,829	77,404	38,407	858,528
Shares redeemed	(144,100)	(4,115,802)	(208,987)	(5,053,525)
	(14,504)	(312,205)	(70,108)	(1,729,788)
Class C Shares
Shares sold	7,071	201,260	6,183	131,992
Reinvestment of distributions	—	—	3,328	66,890
Shares redeemed	(16,327)	(473,003)	(33,688)	(735,710)
	(9,256)	(271,743)	(24,177)	(536,828)
Institutional Shares
Shares sold	171,199	5,264,520	56,003	1,438,836
Reinvestment of distributions	1,791	52,218	17,609	419,499
Shares redeemed	(128,069)	(3,966,257)	(129,539)	(3,261,359)
	44,921	1,350,481	(55,927)	(1,403,024)
Investor Shares
Shares sold	13,372	508,441	2,795	74,498
Reinvestment of distributions	65	1,881	724	17,126
Shares redeemed	(2,262)	(75,838)	(11,360)	(283,760)
	11,175	434,484	(7,841)	(192,136)
Class R6 Shares
Shares sold	11,308	379,882	24,436	597,278
Reinvestment of distributions	129	3,753	23	539
Shares redeemed	(11,089)	(320,448)	(9,102)	(237,071)
	348	63,187	15,357	360,746
Class P Shares
Shares sold	86,171	3,054,723	23,591	611,925
Reinvestment of distributions	15,824	459,995	132,977	3,162,940
Shares redeemed	(583,781)	(17,019,910)	(194,578)	(4,752,501)
	(481,786)	(13,505,192)	(38,010)	(977,636)

NET DECREASE	(449,102)	$(12,240,988)	(180,706)	$(4,478,666)

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Notes to Financial Statements (continued)

October 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,462,958	$48,455,389	6,814,401	$132,500,133
Reinvestment of distributions	93,742	2,010,764	37,945	644,306
Shares redeemed	(3,442,074)	(71,345,232)	(4,421,848)	(82,650,999)
	(885,374)	(20,879,079)	2,430,498	50,493,440
Class C Shares
Shares sold	167,066	3,138,281	475,915	7,954,572
Reinvestment of distributions	1,430	27,481	—	—
Shares redeemed	(723,449)	(13,083,010)	(981,996)	(16,512,774)
	(554,953)	(9,917,248)	(506,081)	(8,558,202)
Institutional Shares
Shares sold	35,242,475	734,989,856	21,184,595	429,740,047
Reinvestment of distributions	392,564	9,021,135	240,543	4,370,669
Shares redeemed	(20,736,403)	(433,521,965)	(15,168,077)	(301,279,401)
	14,898,636	310,489,026	6,257,061	132,831,315
Service Shares
Shares sold	113,209	2,233,782	265,718	4,913,041
Reinvestment of distributions	9,144	189,825	2,995	49,234
Shares redeemed	(204,734)	(4,190,686)	(240,524)	(4,530,984)
	(82,381)	(1,767,079)	28,189	431,291
Investor Shares
Shares sold	3,533,113	78,698,214	4,372,238	87,269,385
Reinvestment of distributions	61,914	1,412,269	49,984	901,707
Shares redeemed	(4,030,866)	(84,519,615)	(5,812,117)	(118,938,935)
	(435,839)	(4,409,132)	(1,389,895)	(30,767,843)
Class R6 Shares
Shares sold	1,428,465	36,234,602	456,009	9,148,907
Reinvestment of distributions	12,192	281,391	16,045	292,670
Shares redeemed	(514,852)	(11,661,753)	(1,360,524)	(26,616,360)
	925,805	24,854,240	(888,470)	(17,174,783)
Class P Shares
Shares sold	6,573,745	138,225,628	5,473,674	108,679,052
Reinvestment of distributions	200,362	4,624,350	144,959	2,644,053
Shares redeemed	(6,114,209)	(120,328,876)	(4,710,104)	(93,985,135)
	659,898	22,521,102	908,529	17,337,970

NET INCREASE	14,525,792	$320,891,830	6,839,831	$144,593,188

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	ESG Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,017	$98,475	22	$209
Reinvestment of distributions	26	280	12	100
Shares redeemed	(7,198)	(80,289)	—	—
	2,845	18,466	34	309
Institutional Shares
Shares sold	52,136	490,982	118,634	1,104,801
Reinvestment of distributions	6,049	64,061	3,343	27,540
Shares redeemed	(17,033)	(168,319)	(104,567)	(1,027,258)
	41,152	386,724	17,410	105,083
Investor Shares
Reinvestment of distributions	38	400	20	167
	38	400	20	167
Class R6 Shares
Shares sold	475	5,046	—	—
Reinvestment of distributions	44	471	25	206
Shares redeemed	(2)	(23)	—	—
	517	5,494	25	206
Class R Shares
Shares sold	4,997	50,471	11,843	114,941
Reinvestment of distributions	96	1,009	4	34
Shares redeemed	(110)	(1,147)	(6)	(53)
	4,983	50,333	11,841	114,922
Class P Shares(a)
Shares sold	7,349	84,005	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1)	(5)	—	—
	7,348	84,000	—	—

NET INCREASE	56,883	$545,417	29,330	$220,687

(a)	Commenced operations on January 21, 2020.

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Notes to Financial Statements (continued)

October 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Imprint Emerging Markets Opportunities Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,004	$231,285	54,373	$462,086
Reinvestment of distributions	18,647	162,419	5,314	43,152
Shares redeemed	(88,592)	(713,102)	(426,689)	(3,637,862)
	(40,941)	(319,398)	(367,002)	(3,132,624)
Class C Shares
Shares sold	1,956	15,474	871	7,085
Reinvestment of distributions	5,595	46,603	—	—
Shares redeemed	(66,888)	(494,120)	(117,652)	(964,642)
	(59,337)	(432,043)	(116,781)	(957,557)
Institutional Shares
Shares sold	49,812	410,262	43,062	384,696
Reinvestment of distributions	22,841	199,179	17,360	141,306
Shares redeemed	(156,103)	(1,234,571)	(1,091,629)	(9,349,452)
	(83,450)	(625,130)	(1,031,207)	(8,823,450)
Investor Shares
Shares sold	624	4,800	6,747	56,324
Reinvestment of distributions	8,335	72,847	2,245	18,320
Shares redeemed	(62,498)	(488,836)	(532,724)	(4,404,839)
	(53,539)	(411,189)	(523,732)	(4,330,195)
Class R6 Shares
Reinvestment of distributions	51	446	14	117
	51	446	14	117
Class P Shares
Shares sold	600,833	5,019,800	25,721	218,000
Reinvestment of distributions	84,204	733,414	26,019	211,532
Shares redeemed	(739,056)	(4,937,017)	(265,388)	(2,255,242)
	(54,019)	816,197	(213,648)	(1,825,710)

NET DECREASE	(291,235)	$(971,117)	(2,252,356)	$(19,069,419)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity ESG Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	133,274	$2,734,925	64,610	$1,182,838
Reinvestment of distributions	27,677	588,138	27,075	449,717
Shares redeemed	(248,525)	(4,878,188)	(325,180)	(6,007,245)
	(87,574)	(1,555,125)	(233,495)	(4,374,690)
Class C Shares
Shares sold	19,627	367,338	46,331	788,954
Reinvestment of distributions	5,908	116,869	1,542	23,885
Shares redeemed	(86,523)	(1,656,334)	(110,589)	(1,926,146)
	(60,988)	(1,172,127)	(62,716)	(1,113,307)
Institutional Shares
Shares sold	1,052,903	19,020,799	1,084,979	20,862,777
Reinvestment of distributions	6,917	150,244	4,615	78,277
Shares redeemed	(347,165)	(7,495,026)	(1,102,693)	(22,012,585)
	712,655	11,676,017	(13,099)	(1,071,531)
Service Shares
Reinvestment of distributions	2	65	3	43
	2	65	3	43
Investor Shares
Shares sold	66,005	1,397,732	18,990	370,134
Reinvestment of distributions	580	12,522	332	5,613
Shares redeemed	(29,298)	(530,767)	(19,093)	(366,160)
	37,287	879,487	229	9,587
Class R6 Shares
Shares sold	84,465	1,603,333	25,890	469,704
Reinvestment of distributions	441	9,509	12	196
Shares redeemed	(14,745)	(302,157)	(4,165)	(82,165)
	70,161	1,310,685	21,737	387,735
Class P Shares
Shares sold	270,153	5,622,065	293,748	5,446,526
Reinvestment of distributions	64,471	1,391,936	95,089	1,603,197
Shares redeemed	(583,528)	(10,749,626)	(2,322,307)	(42,986,970)
	(248,904)	(3,735,625)	(1,933,470)	(35,937,247)

NET INCREASE (DECREASE)	422,639	$7,403,377	(2,220,811)	$(42,099,410)

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Notes to Financial Statements (continued)

October 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Income Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	182,716	$2,311,853	125,432	$1,595,783
Reinvestment of distributions	45,006	589,936	167,381	1,917,576
Shares redeemed	(281,009)	(3,466,530)	(250,762)	(3,126,327)
	(53,287)	(564,741)	42,051	387,032
Class C Shares
Shares sold	71,007	804,995	14,593	159,836
Reinvestment of distributions	4,588	52,816	21,731	220,807
Shares redeemed	(64,144)	(659,312)	(39,466)	(432,297)
	11,451	198,499	(3,142)	(51,654)
Institutional Shares
Shares sold	896,612	12,181,396	220,491	2,992,011
Reinvestment of distributions	25,127	341,008	26,135	315,581
Shares redeemed	(464,524)	(5,770,660)	(71,950)	(902,125)
	457,215	6,751,744	174,676	2,405,467
Investor Shares
Shares sold	1,087,266	13,736,169	247,942	3,267,774
Reinvestment of distributions	24,347	303,964	4,131	47,320
Shares redeemed	(593,946)	(7,217,787)	(18,145)	(229,025)
	517,667	6,822,346	233,928	3,086,069
Class R6 Shares
Shares sold	193,200	2,347,482	21,177	275,372
Reinvestment of distributions	2,506	32,808	708	8,522
Shares redeemed	(29,776)	(375,534)	(3,528)	(46,349)
	165,930	2,004,756	18,357	237,545
Class R Shares
Shares sold	16,916	181,068	2,282	28,441
Reinvestment of distributions	249	3,128	794	9,154
Shares redeemed	(7,586)	(83,968)	(4,006)	(50,618)
	9,579	100,228	(930)	(13,023)
Class P Shares
Shares sold	829,756	9,365,657	76,129	976,161
Reinvestment of distributions	89,109	1,237,682	314,791	3,790,562
Shares redeemed	(1,503,307)	(17,907,213)	(329,004)	(4,214,711)
	(584,442)	(7,303,874)	61,916	552,012

NET INCREASE	524,113	$8,008,958	526,856	$6,603,448

116

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs China Equity Fund (formerly Goldman Sachs Asia Equity Fund), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs China Equity Fund (formerly Goldman Sachs Asia Equity Fund), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through Ocotber 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				Imprint Emerging Markets Opportunities				International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*

Class A
Actual	$1,000	$1,394.30		$8.73	$1,000	$1,298.20		$8.61	$1,000	$1,294.70		$8.48	$1,000	$1,291.50		$9.33	$1,000	$1,168.60		$6.43	$1,000	$1,057.30		$6.31
Hypothetical 5% return	1,000	1,017.85	+	7.35	1,000	1,017.65	+	7.56	1,000	1,017.75	+	7.46	1,000	1,016.99	+	8.21	1,000	1,019.20	+	5.99	1,000	1,019.00	+	6.19
Class C
Actual	1,000	1,389.00		13.15	1,000	1,293.40		12.86	1,000	1,290.00		12.72	1,000	1,284.80		13.55	1,000	1,164.20		10.44	1,000	1,052.30		10.11
Hypothetical 5% return	1,000	1,014.13	+	11.09	1,000	1,013.93	+	11.29	1,000	1,014.03	+	11.19	1,000	1,013.27	+	11.94	1,000	1,015.48	+	9.73	1,000	1,015.28	+	9.93
Institutional
Actual	1,000	1,396.00		6.93	1,000	1,300.40		6.77	1,000	1,297.70		6.58	1,000	1,292.20		7.20	1,000	1,170.20		4.69	1,000	1,059.60		4.40
Hypothetical 5% return	1,000	1,019.36	+	5.84	1,000	1,019.25	+	5.94	1,000	1,019.41	+	5.79	1,000	1,018.85	+	6.34	1,000	1,020.81	+	4.37	1,000	1,020.86	+	4.32
Service
Actual	N/A	N/A		N/A	1,000	1,297.00		9.58	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,167.30		7.14	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.79	+	8.42	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.55	+	6.65	N/A	N/A		N/A
Investor
Actual	1,000	1,395.90		7.23	1,000	1,299.60		7.17	1,000	1,296.60		7.10	1,000	1,291.70		7.89	1,000	1,169.40		5.07	1,000	1,059.00		5.02
Hypothetical 5% return	1,000	1,019.10	+	6.09	1,000	1,018.90	+	6.29	1,000	1,018.95	+	6.24	1,000	1,018.25	+	6.95	1,000	1,020.46	+	4.72	1,000	1,020.26	+	4.93
Class R6
Actual	1,000	1,396.30		6.87	1,000	1,300.10		6.71	1,000	1,297.70		6.53	1,000	1,292.60		7.20	1,000	1,170.00		4.64	1,000	1,058.90		4.35
Hypothetical 5% return	1,000	1,019.41	+	5.79	1,000	1,019.30	+	5.89	1,000	1,019.46	+	5.74	1,000	1,018.85	+	6.34	1,000	1,020.86	+	4.32	1,000	1,020.91	+	4.27
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,293.50		9.92	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,056.30		7.60
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.49	+	8.72	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.75	+	7.46
Class P
Actual	1,000	1,396.50		6.87	1,000	1,300.10		6.71	1,000	1,297.70		7.68	1,000	1,292.60		7.15	1,000	1,170.00		4.58	1,000	1,058.80		4.35
Hypothetical 5% return	1,000	1,019.41	+	5.79	1,000	1,019.30	+	5.89	1,000	1,018.45	+	6.75	1,000	1,018.90	+	6.29	1,000	1,020.91	+	4.27	1,000	1,020.91	+	4.27

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the year ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	1.45%	2.19%	1.15%	N/A	1.20%	1.14%	N/A	1.14%
Emerging Markets Equity	1.49	2.23	1.17	1.66%	1.24	1.16	N/A	1.16
ESG Emerging Markets Equity	1.47	2.21	1.14	N/A	1.23	1.13	1.72%	1.33
Imprint Emerging Markets Opportunities	1.62	2.36	1.25	N/A	1.37	1.25	N/A	1.24
International Equity ESG	1.18	1.92	0.86	1.31	0.93	0.85	N/A	0.84
International Equity Income	1.22	1.96	0.85	N/A	0.97	0.84	1.47	0.84

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund Goldman Sachs Imprint Emerging Markets Opportunities Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except in the case of the ESG Emerging Markets Equity Fund) ratings

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the China Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. They observed that in November 2019, the Fund had been repositioned from the Goldman Sachs Asia Equity Fund, which involved changes to the Fund’s principal investment strategy and benchmark index. The Trustees also noted that the China Equity Fund had experienced certain portfolio management changes in the first half of 2019. They observed that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees noted that the ESG Emerging Markets Equity Fund had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2020. They observed that the Imprint Emerging Markets Opportunities Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2020. The Trustees noted that the Fund had been repositioned from the Goldman Sachs N-11 Equity Fund in August 2019, which involved changes to the Fund’s investment strategy and benchmark index. They further observed that the Fund had experienced certain portfolio management changes in the second half of 2019. The Trustees noted that the International Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2020. They also observed that in February 2018, the Fund had been repositioned from the Goldman Sachs Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees noted that the International Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. They also observed that in February 2018 the Fund had been repositioned from the Goldman Sachs Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Fund, Imprint Emerging Markets Opportunities Fund, and International Equity Income Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	Imprint Emerging Markets Opportunities Fund	International Equity ESG Fund	International Equity Income Fund

First $1 billion	1.00%	1.02%	0.98%	1.05%	0.85%	0.80%

Next $1 billion	0.90	1.02	0.98	1.05	0.77	0.72

Next $3 billion	0.86	0.92	0.88	0.95	0.73	0.68

Next $3 billion	0.84	0.87	0.84	0.90	0.71	0.67

Over $8 billion	0.82	0.85	0.82	0.88	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the China Equity and International Equity ESG Fund’s Class A, Class C, and Investor Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

124

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

125

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

126

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

127

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

128

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2020, the total amount of income received by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities Funds, International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.2242, $0.2019, $0.1050, $0.5050, $0.3637 and $0.3739 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities Funds, International Equity ESG and International Equity Income Funds was 78.15%, 75.17%, 93.92%, 99.74%, 86.76% and 88.06%. The total amount of taxes paid by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities Funds, International Equity ESG and International Equity Income Funds to such countries was $0.0532, $0.0343, $0.0211, 0.0636, $0.0387 and $0.0306 per share.

For the year ended October 31, 2020, 97.12%, 74.32%, 100%, 56.15%, 100% and 100% of the dividends paid from net investment company taxable income by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, Imprint Emerging Markets Opportunities Funds, International Equity ESG and International Equity Income Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

129

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]Effective	after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224113-OTU-1321754 EQINTEMEAR-20

Goldman Sachs Funds

Annual Report	October 31, 2020

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2020

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2020 (the “Reporting Period”).

During the last months of 2019, in most investment regions, we introduced a new metric within our High-Quality Business Models investment theme that identifies companies with longer executive management tenure, as we believe this is indicative of sustainable, high-quality business models. Within our Sentiment Analysis investment theme, we added a signal in the Japan investment region that uses natural language processing and machine learning techniques to help capture sell-side research analyst sentiment in Japanese language reports. We also added a contrarian signal in the European, U.K. and emerging markets investment regions that uses market microstructure data to help predict short-term stock reversals. Within our country selection models, we introduced a signal within our Momentum investment theme where we use linkages derived from news articles to identify common trends. We also introduced a signal within the Macro investment theme where we use current account forecasts and short-term external debt to assess external vulnerability in the emerging markets.

During the first half of 2020, in all investment regions, we introduced a signal within our Fundamental Mispricings investment theme that seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects. Within our country selection models, we introduced a signal within our Momentum investment theme that seeks to identify which countries have strong business relationships and may grow together. The signal uses linkages inferred from company-level supply chain data. Within developed markets regions, we introduced an additional new signal within our Momentum investment theme that parses through news articles about central bank activity or statements, seeking information that may impact the attractiveness of markets.

1

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2020 (the “Reporting Period”), emerging markets equities and international equities were most influenced by the spread of COVID-19, contraction in global economic growth and historic financial stimulus by central banks and governments around the world. Emerging markets equities generated positive absolute returns, while international equities recorded negative absolute returns.

Emerging Markets Equities

Emerging markets equities rallied during the Reporting Period, with the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posting a positive absolute return of 8.23%.1

As the Reporting Period began in the last two months of 2019, emerging markets equities advanced, supported by accommodative global monetary policy and improved trade developments. In Asia, Chinese equities surged amid renewed trade optimism. The U.S. had agreed to halt new tariffs in exchange for larger Chinese purchases of U.S. goods — most notably, agricultural products — and the U.S. President announced in December that the U.S. and China had agreed in principle to a “Phase One” trade deal. Although the details of the agreement were unclear, emerging markets equities strengthened on the news. South Korean stocks rose, as companies broadly benefited from interest rate cuts. Taiwanese stocks gained on strength in semiconductors. Despite faltering economic growth and lingering unrest surrounding a controversial citizenship law, India’s equity market rallied amid cuts in interest rates and lower corporate taxes. In Latin America, Argentina was the top performer, bolstered by the greater transparency offered by its new government’s plan to renegotiate public debt and alleviate pressing social issues. Brazilian equities advanced on signs of declining inflation and accommodative monetary policy. Elsewhere, Hungarian and Russian equities performed especially well. Hungary benefited from robust growth in domestic demand, double-digit wage growth and declining unemployment, while Russia advanced amid improving inflation expectations and rising crude oil prices.

In a sharp reversal, emerging markets equities fell dramatically during the first quarter of 2020, with the MSCI EM Index returning -23.60%. Emerging markets equities declined as global equity markets were overtaken by the fear of a global recession as a consequence of the COVID-19 outbreak. The extent of the spread of what had clearly become a pandemic caused global equity markets to reprice to reflect lower investor expectations for global economic growth and corporate earnings. Countries around the world implemented lockdowns to try and flatten the curve of new infections, with largely all but essential businesses being forced to close. Aside from COVID-19, equities also faced adverse effects from the start of an oil price dispute between Russia and Saudi Arabia. On March 8, 2020, a week after the Organization of the Petroleum Exporting Countries failed to strike a deal with its allies about production cuts, Saudi Arabia announced it would ramp up its production, which caused global oil prices to drop approximately 25% in a single day. China was the best performing country within emerging markets equities during March, with the MSCI China Index dropping only 6.59%, as it continued to benefit from the first-in/first-out effect with regard to the COVID-19 outbreak. Economic activity in China was able to normalize somewhat throughout the month, as the number of daily new local cases fell to nearly zero. Elsewhere, Indian equities dropped sharply in March, as that country’s economy, which had been showing strong signs of recovery in the two prior months, was set back by growing concerns about domestic COVID-19 cases.

During the second quarter of 2020, the MSCI EM Index rose 18.08%. Emerging markets equities rebounded significantly as markets saw improved economic conditions even as the COVID-19 pandemic persisted. Many governments bolstered their respective economic recoveries through large stimulus packages. Several emerging markets countries made progress in reopening their economies, as the strict lockdowns implemented earlier had helped in slowing the number of new cases. China continued to be at the forefront of the recovery, with the MSCI China Index returning 8.98% in June 2020 alone and 22.72% for the second calendar quarter, as the country’s economic activity largely returned to normal levels. In fact, industrial activity in China rebounded meaningfully, though its consumer sentiment remained volatile due to the threat of a second wave of infections. In May 2020, the National People’s Congress, which is the highest organ of state power and the national legislature of China, called for a targeted stimulus package, with potential for further adjustments. In India, normalization seemed somewhat further out, as the country had yet to hit its peak in new cases. However, the country started to lift its strict lockdown measures in June in an attempt

[1]	All Index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

to get its economy back on track. In contrast to the healthy rebound in emerging countries, many developed markets countries were having to reverse the reopening of their economies in the wake of a second wave of COVID-19 cases.

The MSCI EM Index declined modestly during September 2020 but rose 9.56% for the third calendar quarter overall, as investor optimism grew around the potential discovery and distribution of a viable vaccine against COVID-19. In September, emerging markets equities retreated following an uptick in global COVID-19 cases and increased uncertainty around the then-upcoming U.S. elections. Still, emerging Asia continued to be a bright spot, with the equity markets of South Korea and Taiwan being the top performers for the quarter overall. South Korea had handled the outbreak of the pandemic comparatively well, partially due to extensive testing efforts. The country subsequently benefited from a strong economic recovery. Taiwan, somewhat insulated from the full impact of the pandemic due to its geographical location, strengthened ties with the U.S. via a new bilateral economic dialogue that has a focus on technology. India’s equity market was also a strong performer during the third quarter of 2020, as it saw lower levels of unemployment and positive economic implications from its government’s sizeable stimulus package. While COVID-19 cases rose significantly in India, its government was moving ahead with some long-awaited reforms and initiatives in an effort to further propel its economic recovery. With elevated volatility linked to the then-upcoming U.S. elections, China’s equity market fell in September but remained a top performing country during the third calendar quarter overall, with a 12.50% return for the MSCI China Index. Brazil’s equity market also declined in September, as it continued to struggle to contain the spread of the coronavirus.

The MSCI EM Index rose 2.06% in October 2020, benefiting from continuing investor optimism about a potential COVID-19 vaccine, despite rising global COVID-19 cases and ongoing uncertainty around the then-upcoming November U.S. elections. Chinese equities appreciated, with the MSCI China Index returning 5.29% in October. That month, the Communist Party of China met to discuss its 14th Five-Year Plan, including key policies designed to support domestic consumption, innovation, sustainability and the continued opening of Chinese financial markets. China’s corporate earnings growth was expected, according to the Five-Year Plan, to be in the high teens for 2021, with valuations attractive relative to developed markets and China’s own history, and were to be supported by the ongoing opening and growth of the Chinese economy. Elsewhere in Asia, the equity markets of Taiwan and South Korea were also top performers, as each continued to benefit from relative insulation from U.S.-China trade tensions and the COVID-19 pandemic. India’s equity market performed strongly, as its government continued to prioritize the country’s economic recovery. Though the number of COVID-19 cases in India continued to rise, the recovery rate there was comparatively good. The equity markets of eastern European countries, including Poland and Russia, struggled in October, as COVID-19 cases rose and geopolitical conflict came to a head in the region. In Latin America, Brazil’s equity market was rather weak, as the nation dealt with a large wildfire, the end of emergency government payments and an increase in COVID-19 cases.

For the Reporting Period as a whole, consumer discretionary, information technology, communication services and health care were the strongest performing sectors in the MSCI EM Index. Energy, utilities, financials and real estate were the worst performing sectors in the MSCI EM Index during the Reporting Period.

From a country perspective, China was the best performing individual constituent of the MSCI EM Index for the Reporting Period, followed by Taiwan, South Korea and Argentina, each of which posted a robust double-digit gain — and the only constituents of the MSCI EM Index to post positive absolute returns for the Reporting Period overall. Greece was the weakest individual country constituent of the MSCI EM Index, followed by Colombia, Brazil, Poland and Turkey, each of which posted a double-digit decline during the Reporting Period.

International Equities

International equities retreated during the Reporting Period, with the MSCI Europe, Australasia, Far East (EAFE) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) returning -6.85%.1

As the Reporting Period began in November 2019, international equities were rallying, mainly driven by the accommodative stance of various central banks. Also supporting international equities toward the end of 2019 was anticipation of a resolution to the U.S.-China trade war, as each of the two countries reached an agreement in principle on a “Phase One” trade deal in

[1]	All Index returns are expressed in U.S. dollar terms.

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MARKET REVIEW

mid-December 2019. Additionally, Brexit negotiations took a turn for the better when the Conservative party won a comfortable majority in the mid-December U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before a January 31, 2020 deadline. (Brexit indicates the U.K.’s path out of the European Union.) Japanese equities were supported by a recovering economy, stronger capital spending and an increase in domestic demand. In a bid to ensure fair and reciprocal trade, the U.S. and Japan had signed a limited trade deal on agriculture and digital trade in October 2019, just before the start of the Reporting Period.

While international equities continued to rally in January 2020, the MSCI EAFE Index ended the first quarter of 2020 with a return of -22.83%. From mid-February through March 2020, investors saw COVID-19 wreak havoc across countries, communities and industries alike, which had the potential to bring about a global recession. By the end of the first quarter, the pandemic was on its way to becoming the worst health care crisis the world had seen since the 1918 flu pandemic, as it disrupted global supply chains, international trade and private consumption patterns across the world. While different countries took varied degrees of measures in an effort to combat the pandemic, containment through social distancing and lockdowns was the broader theme. Seen from an economic standpoint, the remedy was widely viewed to be as bad as the disease. With more than 100 countries closing borders in March 2020, the movement of people, tourism flows and virtually all economic activities came to a screeching halt. Amid these conditions, March was a historic month for all asset classes and for equities in particular, with all leading markets across the world experiencing one of their largest single-month declines since October 2008. Many equity markets — in economies large and small — went into a tailspin, enduring declines of 30% or more at the trough. Exacerbating matters was the failure of OPEC+ to agree to oil production cuts, which resulted in Saudi Arabia ramping up supply, and thereby applying downward pressure on oil prices. (OPEC is the Organization of the Petroleum Exporting Countries. OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia.) Volatility spiked, in some cases to levels last seen during the global financial crisis of 2008-2009, with market liquidity deteriorating significantly. Dispersion among industry returns skyrocketed in March 2020.

In a sharp reversal, international equities rebounded strongly in the second quarter of 2020, with the MSCI EAFE Index up 14.88% for the quarter. Equity markets around the world gained on investor optimism around a global economic recovery, as lockdown measures began to ease, even as many markets faced some headwinds from weak macroeconomic data, fear of a second wave of COVID-19 and a bleak U.S. economic outlook from the U.S. Fed. Investors largely looked past first quarter 2020 earnings, as company outlooks for then-upcoming quarters amid COVID-19 took precedent. The European equity market was supported by a larger than consensus expected stimulus boost from the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Programme (“PEPP”) and the European Union’s proposed €750 billion COVID-19 recovery plan. In June 2020, the ECB increased its PEPP to €1.35 trillion and extended purchases through June 2021. The ECB also announced it would begin offering euro liquidity to non-euro area central banks in response to the COVID-19 crisis. In Europe, June’s composite Purchasing Managers’ Index rebounded 15.5 points to 47.5, consistent with the easing of lockdown measures and improvements in high frequency activity data. Japanese equity markets rallied in April and May, recovering from the downturn that had started in February 2020. The recovery was driven by a rebound in valuations, particularly in cyclical sectors that bore most of the brunt during the first calendar quarter sell-off.

International equity markets continued to rally in July and August 2020 before declining in September. For the third calendar quarter, the MSCI EAFE Index posted a return of 4.80%. In July and August, international equity market performance was buoyed by industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. September’s decline was based largely on a spike in COVID-19 cases globally, a pullback in information technology sector performance and the U.S. Fed’s perspective on further policy support. European equities ended the third calendar quarter rather flat. While major earnings beats of consensus expectations provided some support, European stock markets were pressured by rising worries around a second wave of COVID-19. The direction of Brexit negotiations also remained a key concern. In Europe, the composite Purchasing Managers’ Index fell to a three-month low in September. The region’s manufacturing sector, however, saw growth, led by Germany’s surge in manufacturing output. The U.K. presented an Internal Market Bill to its Parliament containing provisions that conflicted with the European Union-U.K. Withdrawal Agreement reached earlier in 2020. Still, in September, the U.K. and Japan finalized a free-trade agreement, the U.K.’s first major post-Brexit accord. The Japanese equity market slowed in September from its calendar year-to-date high in August 2020 amidst increasing U.S.-China tensions and the ongoing strength of the Japanese yen. However, the downside was limited by better than consensus expected Japan Gross

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MARKET REVIEW

Domestic Product numbers, lowering of the COVID-19 alert in Tokyo and easing of restrictions in Japan broadly. The country elected a new Prime Minister in mid-September, the first new leader in nearly eight years, following the previous Prime Minister’s abrupt resignation. In September, the Bank of Japan upgraded its assessment of Japan’s economy, stating it had started to pick up after a difficult span caused by the pandemic.

In October 2020, the MSCI EAFE Index returned -1.68%. International equity markets declined, as investors focused on the then-upcoming November U.S. elections and the rising COVID-19 cases in many countries, most notably across Europe. A number of countries, including France, Germany and Belgium, were forced to reintroduce national lockdown measures. Meanwhile, though Japan had been rather successful in containing COVID-19, its equity market retreated on the renewed uncertainty about other regions in the world. These concerns around much of the globe outweighed the fact that third quarter 2020 corporate earnings, released in October, were largely positive, with many companies beating consensus expectations.

For the Reporting Period as a whole, information technology was the strongest performing sector in the MSCI EAFE Index, followed by health care and materials, each producing a positive absolute return. The weakest performing sector in the MSCI EAFE Index was energy, followed at some distance by real estate and financials, with each recording a double-digit loss during the Reporting Period.

From a country perspective, Denmark, New Zealand and Sweden were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period, each generating a strong gain. Spain, Singapore and the U.K. were the weakest individual country constituents of the MSCI EAFE Index during the Reporting Period, each posting a double-digit negative absolute return.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 11.56%, 10.65%, 11.90%, 11.76%, 11.81%, 11.19% and 11.80%, respectively. These returns compare to the 8.23% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund outperformed the Index, with our stock selection strategy adding to results. Our country/currency strategy detracted slightly from relative returns.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes contributed positively to the Fund’s relative performance. Market Themes & Trends was our best-performing investment theme, adding significantly to the Fund’s returns. The Sentiment Analysis investment also bolstered returns, albeit to a much lesser extent. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Our Fundamental Mispricings investment theme detracted from relative results during the Reporting Period, followed at a distance by High Quality Business Models. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

6

PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection added to the Fund’s relative returns, led by holdings in the real estate, information technology and financials sectors. Selection in two sectors — consumer discretionary and consumer staples — dampened relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from its overweight positions versus the Index in Taiwan Semiconductor Manufacturing, a Taiwan-based integrated circuits manufacturer; NAVER, a South Korean online platform; and NetEase, a China-based Internet technology company. Our Market Themes & Trends and High Quality Business Models investment themes led to the overweights in all three stocks.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hindered by its overweights in Petrobras Distribuidora and PICC Property & Casualty. An underweight in Meituan-Dianping also detracted from relative performance. We established the overweight in Petrobras Distribuidora, the largest distributor and marketer of petroleum derivatives and biofuels in Brazil and Latin America, based on our Fundamental Mispricings, Market Themes & Trends and High Quality Business Models investment themes. The overweight in China-based insurance company PICC Property & Casualty was largely the result of our Fundamental Mispricings investment theme. Our Fundamental Mispricings and High Quality Business Models investment themes resulted in the Fund’s underweight in Meituan-Dianping, a China-based on-line shopping platform for locally found consumer products and retail services, including entertainment, dining, delivery, travel and other services.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted modestly from the Fund’s relative returns. During the Reporting Period, the Fund’s performance was held back by its overweight compared to the Index in China and, to a lesser extent, by its overweight in Indonesia and its underweight in South Africa. On the positive side, the Fund benefited from an underweight in Taiwan and from its overweights in Brazil and Thailand.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position relative to the Index in China to an underweight position. We reduced the size of the Fund’s overweight in Indonesia and increased the size of its overweight in South Korea. Compared to the Index, we changed within the Fund from rather neutral positions in Peru and India to overweight positions. We also moved the Fund from overweight positions in Mexico and Turkey to relatively neutral positions compared to the Index.

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PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the communication services, consumer discretionary, information technology, materials and health care sectors. Compared to the Index, the Fund was underweight the energy, consumer staples, financials, real estate and utilities sectors. It was rather neutral versus the Index in the industrials sector at the conclusion of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in South Korea, Indonesia, India, Peru and Taiwan at the end of the Reporting Period. Compared to the Index, the Fund was underweight Saudi Arabia, Malaysia, China and South Africa. The Fund was relatively neutral in Brazil, the Philippines, Turkey, Mexico, Russia, Chile, United Arab Emirates, Qatar, Poland, Hungary, Thailand, Pakistan, Greece, Czech Republic, Egypt, Argentina and Colombia at the end of the Reporting Period.

8

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business	Country

Alibaba Group Holding Ltd. ADR	10.1%	Retailing	China
Tencent Holdings Ltd.	8.1	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6.4	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	4.0	Technology Hardware & Equipment	South Korea
JD.com, Inc. ADR	2.6	Retailing	China
Meituan Class B	2.3	Retailing	China
LG Chem Ltd.	1.8	Materials	South Korea
Sberbank of Russia PJSC	1.8	Banks	Russia
Vipshop Holdings Ltd. ADR	1.7	Retailing	China
NAVER Corp.	1.7	Media & Entertainment	South Korea

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”) (Net, USD, unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	11.56%	7.48%	3.15%	—
Including sales charges	5.47%	6.28%	2.56%	—

Class C
Excluding contingent deferred sales charges	10.65%	6.69%	2.37%	—
Including contingent deferred sales charges	9.64%	6.69%	2.37%	—

Institutional	11.90%	7.91%	3.54%	—

Investor	11.76%	7.76%	3.38%	—

Class R6 (Commenced July 31, 2015)	11.81%	7.91%	N/A	6.29%

Class R (Commenced February 28, 2014)	11.19%	7.22%	N/A	4.94%

Class P (Commenced April 16, 2018)	11.80%	N/A	N/A	-0.59%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

10

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.44%, -7.08%, -6.07%, -6.50%, -6.21%, -6.06%, -6.69% and -6.06%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund generated mixed results versus the Index, with some share classes outperforming and others underperforming. Within our stock selection strategy, certain individual investments detracted from relative performance. Our country/currency strategy added marginally to results.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes added to the Fund’s relative performance. Market Themes & Trends was our best performing theme, followed at some distance by Sentiment Analysis and High Quality Business Models. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings theme detracted from the Fund’s relative returns during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

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PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hurt by certain individual stock positions. Investments in the consumer discretionary, utilities and industrials sectors detracted from relative performance. On the positive side, the Fund benefited from stock selection in the health care, information technology and energy sectors during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hindered during the Reporting Period by underweights versus the Index in U.K.-headquartered tobacco company British American Tobacco and French luxury goods company LVMH Moet Hennessy Louis Vuitton and by an overweight in Italian investment bank Mediobanca Banca di Credito Finanziario. The underweight in British American Tobacco was largely due to our Market Themes & Trends and High Quality Business Models investment themes. The Fund was underweight LVMH Moet Hennessy Louis Vuitton mostly because of our Fundamental Mispricings and High Quality Business Models investment themes. We established the overweight in Mediobanca Banca di Credito Finanziario based on our High Quality Business Models and Market Themes & Trends investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by underweight positions in U.K.-based BP and Netherlands-based Royal Dutch Shell, both integrated oil and gas companies. An overweight position in Schneider Electric, a France-based provider of energy and automation digital solutions, also added to relative performance. We adopted the underweight in BP primarily because of our Market Themes & Trends investment theme, while the underweight in Royal Dutch Shell was mainly because of our Market Themes & Trends and Sentiment Analysis investment themes. Our High Quality Business Models investment theme drove our decision to overweight Schneider Electric.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy added slightly to the Fund’s relative returns during the Reporting Period. Compared to the Index, the Fund was aided by underweights in the U.K. and France as well as by a modest overweight in Australia. Conversely, overweight positions in Italy, Japan and Switzerland detracted from the Fund’s relative performance during the Reporting Period.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we moved the Fund from an underweight position relative to the Index in Japan to an overweight position. We reduced the size of the Fund’s overweight in the Netherlands and increased the size of its

12

PORTFOLIO RESULTS

overweight position in Switzerland. In addition, we increased the Fund’s underweight in the U.K. We changed within the Fund from an overweight in Sweden and an underweight in Hong Kong to a rather neutral position in each versus the Index. We also shifted the Fund from a rather neutral position in France to an underweight position during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, information technology, consumer discretionary and industrials sectors. Compared to the Index, the Fund was underweight the utilities, financials and energy sectors. The Fund was relatively neutral versus the Index in the consumer staples, communication services, real estate and materials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Switzerland, the Netherlands, Japan, Italy and Norway at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., France and Spain. The Fund was relatively neutral versus the Index in Ireland, Hong Kong, Israel, Belgium, Germany, Sweden, Singapore, Denmark, Finland, Austria, Portugal, New Zealand and Australia at the end of the Reporting Period.

13

FUND BASICS

International Equity Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1,2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA (Registered)	3.3%	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	2.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Toyota Motor Corp.	1.7	Automobiles & Components	Japan
Schneider Electric SE	1.4	Capital Goods	France
ASML Holding NV	1.3	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S Class B	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Rio Tinto plc ADR	1.2	Materials	Australia
Deutsche Post AG (Registered)	1.2	Transportation	Germany
Zurich Insurance Group AG	1.1	Insurance	Switzerland

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.2% of the Fund’s net assets as of 10/31/20.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2020

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-6.44%	3.31%	3.71%	—
Including sales charges	-11.61%	2.15%	3.13%	—

Class C
Excluding contingent deferred sales charges	-7.08%	2.54%	2.94%	—
Including contingent deferred sales charges	-8.01%	2.54%	2.94%	—

Institutional	-6.07%	3.69%	4.12%	—

Service	-6.50%	3.17%	3.60%	—

Investor	-6.21%	3.57%	3.98%	—

Class R6 (Commenced July 31, 2015)	-6.06%	3.70%	N/A	2.81%

Class R	-6.69%	3.04%	3.47%	—

Class P (Commenced April 16, 2018)	-6.06%	N/A	N/A	-4.47%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

15

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -3.98%, -4.71%, -3.61%, -3.72%, -3.60% and -3.60%, respectively. These returns compare to the -1.36% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes diminished relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes detracted from the Fund’s relative performance. Fundamental Mispricings was our worst-performing investment theme, followed at some distance by High Quality Business Models. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Market Themes & Trends and Sentiment Analysis investment themes added to the Fund’s relative returns during the Reporting Period. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected

16

PORTFOLIO RESULTS

using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection hurt the Fund’s relative performance. The negative results were led by investments in the materials, real estate and consumer discretionary sectors. Contributing positively were the Fund’s holdings in the energy, financials and health care sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweight positions relative to the Index in MERLIN Properties SOCIMI, a Spain-based real estate investment trust; Beach Energy, an Australian oil and gas exploration company; and NET One Systems, a Japanese information technology service management company. The overweight in MERLIN Properties SOCIMI was largely due to our High Quality Business Models and Fundamental Mispricings investment themes. Our High Quality Business Models and Market Themes & Trends drove the Fund’s overweight in Beach Energy. We chose to overweight NET One Systems mainly because of our Market Themes & Trends and Fundamental Mispricings investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweight positions in Plus500, a British international financial firm providing online trading services in contracts for differences; Tecan Group, a Swiss company providing laboratory instruments and solutions; and ASM International, a Netherlands-based supplier of semiconductor process equipment for wafer processing. (A contract for differences is an agreement between two parties to exchange the difference in the value of a financial product between the time the contract opens and closes.) The Fund’s overweight in Plus500 was primarily due to our High Quality Business Models investment theme. Our Market Themes & Trends, Sentiment Analysis and High Quality Business Models investment themes led us to overweight Tecan Group. The overweight in ASM International was largely the result of our Market Themes & Trends and High Quality Business Models investment themes.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	As mentioned previously, changes in the Fund’s country weightings are generally the result of our stock picking. During the Reporting Period, the Fund’s overweight in Japan compared to the Index decreased, and its overweight in the Netherlands increased. Its neutral position relative to the Index in Italy changed to an overweight position, while its overweight in Germany became a rather neutral position. In addition, the Fund’s underweights in the U.K. and Israel increased during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, health care, information technology and materials sectors. Compared to the Index, the Fund was underweight the real estate, financials, industrials, utilities and energy sectors. The Fund was relatively neutral compared to the Index in the consumer staples and communication services sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight the Netherlands, Japan and Italy relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., Israel, Denmark, Sweden, New Zealand and Singapore. It was relatively neutral compared to the Index in Finland, Norway, France, Germany, Belgium, Ireland, Portugal, Australia, Austria, Switzerland and Spain. The Fund had no exposure to Hong Kong at the end of the Reporting Period.

17

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2020

TOP TEN HOLDINGS AS OF 10/31/20[1]

Holding	% of Net Assets	Line of Business	Country

Kesko OYJ Class B	1.4%	Food & Staples Retailing	Finland
Tecan Group AG (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
ASM International NV	1.3	Semiconductors & Semiconductor Equipment	Netherlands
Signify NV	1.1	Capital Goods	Netherlands
DeNA Co. Ltd.	1.1	Media & Entertainment	Japan
Plus500 Ltd.	1.1	Diversified Financials	Israel
IG Group Holdings plc	1.1	Diversified Financials	United Kingdom
Warehouses De Pauw CVA (REIT)	1.1	Real Estate	Belgium
JB Hi-Fi Ltd.	1.1	Retailing	Australia
Interpump Group SpA	1.0	Capital Goods	Italy

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at October 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2020

The following graph shows the value, as of October 31, 2020, of a $1,000,000 investment made on November 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2010 through October 31, 2020.

Average Annual Total Return through October 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.98%	4.24%	6.32%	—
Including sales charges	-9.28%	3.06%	5.71%	—

Class C
Excluding contingent deferred sales charges	-4.71%	3.46%	5.53%	—
Including contingent deferred sales charges	-5.66%	3.46%	5.53%	—

Institutional	-3.61%	4.64%	6.75%	—

Investor	-3.72%	4.51%	6.60%	—

Class R6 (Commenced July 31, 2015)	-3.60%	4.70%	N/A	3.88%

Class P (Commenced April 16, 2018)	-3.60%	N/A	N/A	-4.69%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

19

FUND BASICS

Index Definitions

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2020, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization weighted composite of securities in 21 developed markets. As of October 31, 2020, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 98.5%
Brazil – 3.6%
87,600	AES Tiete Energia SA (Utilities)*	$224,422
3,104,400	B3 SA – Brasil Bolsa Balcao (Diversified Financials)	27,619,554
150,600	Cia Paranaense de Energia (Preference) (Utilities)*(a)	1,620,972
769,400	Duratex SA (Materials)*	2,570,500
442,200	Klabin SA (Materials)	1,829,543
224,300	Lojas Americanas SA (Preference) (Retailing)*(a)	908,075
4,190,928	Petrobras Distribuidora SA (Retailing)	14,008,836
522,400	Sao Martinho SA (Food, Beverage & Tobacco)	1,916,454
906,700	WEG SA (Capital Goods)	11,982,513

		62,680,869

China – 40.9%
569,500	Alibaba Group Holding Ltd. ADR (Retailing)*	173,520,955
100,787	Anhui Conch Cement Co. Ltd. Class A (Materials)	767,501
795,500	Anhui Conch Cement Co. Ltd. Class H (Materials)	4,976,244
216,700	Baidu, Inc. ADR (Media & Entertainment)*	28,831,935
86,000	Bank of Communications Co. Ltd. Class H (Banks)	42,311
3,088,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	2,665,599
166,326	BYD Co. Ltd. Class A (Automobiles & Components)	3,968,441
7,049,000	China Lesso Group Holdings Ltd. (Capital Goods)	11,428,026
2,070,000	China Life Insurance Co. Ltd. Class H (Insurance)	4,516,586
723,000	China Longyuan Power Group Corp. Ltd. Class H (Utilities)	495,552
10,305,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,836,511
20,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	11,219
368,347	China Shenhua Energy Co. Ltd. Class A (Energy)	917,099
2,282,500	China Shenhua Energy Co. Ltd. Class H (Energy)	3,954,753
2,086,975	China South Publishing & Media Group Co. Ltd. Class A (Media & Entertainment)	3,273,393
1,113,000	China Yongda Automobiles Services Holdings Ltd. (Retailing)	1,585,855
13,107,652	Chinese Universe Publishing and Media Group Co. Ltd. Class A (Media & Entertainment)	22,682,430

Common Stocks – (continued)
China – (continued)
2,026,436	Chongqing Changan Automobile Co. Ltd. Class A (Automobiles & Components)*	5,014,730
2,308,500	COSCO SHIPPING Holdings Co. Ltd. Class A (Transportation)*	2,259,391
464,000	COSCO SHIPPING Holdings Co. Ltd. Class H (Transportation)*	296,907
48,000	Far East Horizon Ltd. (Diversified Financials)	47,344
4,267,215	Focus Media Information Technology Co. Ltd. Class A (Media & Entertainment)	5,967,888
136,141	Foshan Haitian Flavouring & Food Co. Ltd. Class A (Food, Beverage & Tobacco)	3,258,348
5,753,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	9,314,513
158,400	Guangzhou Wondfo Biotech Co. Ltd. Class A (Health Care Equipment & Services)	1,803,010
120,000	Hisense Home Appliances Group Co. Ltd. Class H (Consumer Durables & Apparel)	172,562
26,277,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	14,921,777
540,800	JD.com, Inc. ADR (Retailing)*	44,086,016
2,772,163	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A (Health Care Equipment & Services)	12,798,527
563,500	Liaoning Cheng Da Co. Ltd. Class A (Retailing)	1,902,881
1,063,000	Logan Group Co. Ltd. (Real Estate)	1,667,830
1,078,800	Meituan Class B (Retailing)*	40,216,788
318,500	NetEase, Inc. ADR (Media & Entertainment)	27,642,615
117,600	NIO, Inc. ADR (Automobiles & Components)*	3,596,208
27,200	Pinduoduo, Inc. ADR (Retailing)*	2,447,456
1,977,000	Powerlong Real Estate Holdings Ltd. (Real Estate)	1,331,073
381,981	SF Holding Co. Ltd. Class A (Transportation)	4,731,526
259,511	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Services)	15,022,049
3,832,500	Sinotruk Hong Kong Ltd. (Capital Goods)	9,802,973
3,439,000	SITC International Holdings Co. Ltd. (Transportation)	5,312,071
128,200	Suofeiya Home Collection Co. Ltd. Class A (Consumer Durables & Apparel)	541,204
600	TAL Education Group ADR (Consumer Services)*	39,876

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,816,300	Tencent Holdings Ltd. (Media & Entertainment)	$138,775,589
668,000	Tianneng Power International Ltd. (Automobiles & Components)(b)	1,088,282
1,363,300	Vipshop Holdings Ltd. ADR (Retailing)*	29,174,620
1,558,788	Weichai Power Co. Ltd. Class A (Capital Goods)	3,527,590
2,961,000	Weichai Power Co. Ltd. Class H (Capital Goods)	5,614,897
1,422,453	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A (Media & Entertainment)	6,305,728
2,321,000	Zhongsheng Group Holdings Ltd. (Retailing)	16,549,297
17,412,000	Zijin Mining Group Co. Ltd. Class H (Materials)	12,693,576

		702,399,552

Greece – 0.1%
21,083	JUMBO SA (Retailing)	295,506
52,070	Terna Energy SA (Utilities)	693,760

		989,266

Hong Kong – 0.1%
2,023,000	China High Speed Transmission Equipment Group Co. Ltd. (Capital Goods)	1,500,451

Hungary – 0.4%
113,713	OTP Bank Nyrt. (Banks)*	3,547,228
132,591	Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)	2,707,173

		6,254,401

India – 9.5%
201,109	Adani Ports & Special Economic Zone Ltd. (Transportation)	975,508
5,893	Atul Ltd. (Materials)	477,510
610,694	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,364,276
40,454	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,258,510
33,194	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	337,752
274,590	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,636,555
12,990	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)(c)	402,357
164,810	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	10,681,336

Common Stocks – (continued)
India – (continued)
41,455	Escorts Ltd. (Capital Goods)	671,165
197,306	FDC Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	917,938
386,340	Gujarat State Petronet Ltd. (Utilities)	1,006,391
1,285,111	HCL Technologies Ltd. (Software & Services)	14,621,490
317,701	Hero MotoCorp Ltd. (Automobiles & Components)	11,986,095
220,286	ICICI Lombard General Insurance Co. Ltd. (Insurance)*(c)	3,671,592
476,360	ICICI Securities Ltd. (Diversified Financials)(c)	2,976,895
1,828,299	Infosys Ltd. ADR (Software & Services)	26,089,827
5,885	Ipca Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	183,629
468,446	Jindal Steel & Power Ltd. (Materials)*	1,214,043
21,763	Larsen & Toubro Infotech Ltd. (Software & Services)(c)	858,728
142,186	LIC Housing Finance Ltd. (Banks)	542,402
1,000,208	Manappuram Finance Ltd. (Diversified Financials)	2,095,512
193,170	Mindtree Ltd. (Software & Services)	3,469,155
23,709	Mphasis Ltd. (Software & Services)	441,721
590,242	Muthoot Finance Ltd. (Diversified Financials)	9,799,675
6,445	Pfizer Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	433,371
6,521,335	Power Finance Corp. Ltd. (Diversified Financials)	7,661,275
6,235,167	REC Ltd. (Diversified Financials)	8,648,508
1,754	Reliance Industries Ltd. (Energy)	48,629
3,062	Sanofi India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	330,452
78,306	Sun TV Network Ltd. (Media & Entertainment)	445,625
678,313	Tata Consultancy Services Ltd. (Software & Services)	24,446,721
169,621	Tata Steel Ltd. (Materials)	942,218
1,762,916	Torrent Power Ltd. (Utilities)	7,424,769

		163,061,630

Indonesia – 2.9%
54,604,900	Adaro Energy Tbk. PT (Energy)	4,139,247
9,281,300	Bank Central Asia Tbk. PT (Banks)	18,262,404
11,924,100	Bank Mandiri Persero Tbk. PT (Banks)	4,644,805
63,789,900	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	14,440,246
44,397,900	Bukit Asam Tbk. PT (Energy)	5,817,196
1,380,500	United Tractors Tbk. PT (Energy)	1,972,309

		49,276,207

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Mexico – 2.1%
1,035,813	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	$2,105,662
931,164	Gruma SAB de CV Class B (Food, Beverage & Tobacco)	9,904,057
4,549,371	Grupo Mexico SAB de CVSeries B (Materials)	12,922,217
5,590,774	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	8,310,450
107,158	Orbia Advance Corp. SAB de CV (Materials)	189,496
798,258	Qualitas Controladora SAB de CV (Insurance)	3,187,914

		36,619,796

Peru – 1.6%
514,700	Southern Copper Corp. (Materials)	26,939,398

Philippines – 0.1%
724,490	International Container Terminal Services, Inc. (Transportation)	1,718,168

Poland – 0.2%
206,341	Asseco Poland SA (Software & Services)	3,344,220
651	CD Projekt SA (Media & Entertainment)*	55,277
138,171	Powszechny Zaklad Ubezpieczen SA (Insurance)*	755,186

		4,154,683

Qatar – 0.3%
123,750	Commercial Bank PSQC (The) (Banks)	145,032
2,227,201	Masraf Al Rayan QSC (Banks)	2,624,863
1,359,933	Qatar Gas Transport Co. Ltd. (Energy)	1,004,730
122,512	Qatar Islamic Bank SAQ (Banks)	545,619
251,429	Qatar National Bank QPSC (Banks)	1,220,722

		5,540,966

Russia – 3.2%
184,853	LUKOIL PJSC ADR (Energy)	9,444,140
398,080	MMC Norilsk Nickel PJSC ADR (Materials)	9,454,400
2,227,300	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	3,761,761
40,469,000	RusHydro PJSC (Utilities)	368,431
12,116,410	Sberbank of Russia PJSC (Banks)	30,708,531
29,631	Severstal PAO GDR (Materials)	405,041

		54,142,304

Saudi Arabia – 0.7%
20,371	Abdullah Al Othaim Markets Co. (Food & Staples Retailing)	708,087

Common Stocks – (continued)
Saudi Arabia – (continued)
95,665	Advanced Petrochemical Co. (Materials)	1,475,131
420,972	Al Rajhi Bank (Banks)	7,386,065
24,980	Bupa Arabia for Cooperative Insurance Co. (Insurance)*	760,350
19,087	National Agriculture Development Co. (The) (Food, Beverage & Tobacco)*	143,874
27,755	Samba Financial Group (Banks)	203,895
78,280	Saudi Ceramic Co. (Capital Goods)*	808,856
28,768	Savola Group (The) (Food, Beverage & Tobacco)	351,231

		11,837,489

Singapore – 0.2%
3,842,000	IGG, Inc. (Media & Entertainment)	4,158,928

South Africa – 2.1%
110,189	African Rainbow Minerals Ltd. (Materials)	1,549,883
239,668	Anglo American Platinum Ltd. (Materials)	15,869,610
58,637	Naspers Ltd. Class N (Retailing)*	11,447,559
32,514	Remgro Ltd. (Diversified Financials)	173,445
1,160,850	Standard Bank Group Ltd. (Banks)	7,590,672

		36,631,169

South Korea – 14.1%
15,673	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,118,887
12,503	Chongkundang Holdings Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,076,668
11,408	Coway Co. Ltd. (Consumer Durables & Apparel)*	698,541
43,473	COWELL FASHION Co. Ltd. (Consumer Durables & Apparel)	222,366
160,055	Daou Data Corp. (Diversified Financials)	1,530,704
290,999	DB HiTek Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,262,162
128,396	DongKook Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,746,996
313,826	Hana Financial Group, Inc. (Banks)	8,477,219
28,436	Hancom, Inc. (Software & Services)*	432,170
38,931	Hanjin Transportation Co. Ltd. (Transportation)	1,625,164
46,668	Hansol Chemical Co. Ltd. (Materials)	5,822,147
28,758	Huons Global Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	717,255

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
195,713	KB Financial Group, Inc. (Banks)	$7,000,616
39,164	Kginicis Co. Ltd. (Software & Services)	654,539
27,397	Kia Motors Corp. (Automobiles & Components)	1,228,733
18,882	KIWOOM Securities Co. Ltd. (Diversified Financials)	1,727,240
35,475	LabGenomics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	928,534
44,682	LEENO Industrial, Inc. (Semiconductors & Semiconductor Equipment)	4,806,146
57,769	LG Chem Ltd. (Materials)	31,500,355
3,214,268	Mirae Asset Daewoo Co. Ltd. (Diversified Financials)	23,947,598
435,126	Mirae Asset Daewoo Co. Ltd. (Preference) (Diversified Financials)(a)	1,742,908
113,072	NAVER Corp. (Media & Entertainment)	28,931,844
34,290	Neowiz (Media & Entertainment)*	636,617
19,035	NICE Information Service Co. Ltd. (Commercial & Professional Services)	327,747
68,731	Posco International Corp. (Capital Goods)	811,765
10,842	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(c)	6,551,788
1,350,930	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	67,905,345
232,051	Samsung Electronics Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	10,322,768
78,937	Samsung Life Insurance Co. Ltd. (Insurance)	4,418,276
12,805	SK Chemicals Co. Ltd. (Materials)	3,929,168
21,884	SK Gas Ltd. (Energy)	2,038,671
7,088	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	502,843
92,800	Suheung Co. Ltd. (Health Care Equipment & Services)	4,029,951
2,920	Tokai Carbon Korea Co. Ltd. (Semiconductors & Semiconductor Equipment)	238,803
70,907	Yuhan Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	3,731,491

		241,644,025

Taiwan – 13.6%
126,000	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	2,138,235
2,798,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	3,274,975

Common Stocks – (continued)
Taiwan – (continued)
5,082,000	Cheng Loong Corp. (Materials)	6,038,024
1,671,000	Chicony Power Technology Co. Ltd. (Capital Goods)	3,908,435
667,000	ChipMOS Technologies, Inc. (Semiconductors & Semiconductor Equipment)	657,343
3,466,000	CTBC Financial Holding Co. Ltd. (Banks)	2,188,814
209,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	1,390,565
616,000	Dynapack International Technology Corp. (Technology Hardware & Equipment)	1,719,555
68,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	321,214
1,773,000	Everlight Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,354,183
225,000	Fubon Financial Holding Co. Ltd. (Insurance)	320,525
69,000	Giant Manufacturing Co. Ltd. (Consumer Durables & Apparel)	681,642
2,605,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	6,554,734
145,000	Global Mixed Mode Technology, Inc. (Semiconductors & Semiconductor Equipment)	757,125
413,000	Ho Tung Chemical Corp. (Materials)*	152,557
13,000	Hotai Motor Co. Ltd. (Retailing)	273,994
329,000	International Games System Co. Ltd. (Media & Entertainment)	8,657,580
160,000	momo.com, Inc. (Retailing)	3,829,025
194,000	Pan Jit International, Inc. (Semiconductors & Semiconductor Equipment)	244,913
6,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	229,283
1,540,000	Quanta Computer, Inc. (Technology Hardware & Equipment)	3,885,824
529,000	Sanyang Motor Co. Ltd. (Automobiles & Components)	417,121
873,000	Simplo Technology Co. Ltd. (Technology Hardware & Equipment)	9,737,762
275,000	Soft-World International Corp. (Media & Entertainment)	782,639
514,000	Sonix Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,199,869
4,707,000	Synnex Technology International Corp. (Technology Hardware & Equipment)	6,995,508

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
374,000	Systex Corp. (Software & Services)	$1,060,698
179,000	TaiDoc Technology Corp. (Health Care Equipment & Services)	1,449,352
1,342,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	112,570,314
6,572,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	6,873,398
982,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,937,079
6,414,000	Tung Ho Steel Enterprise Corp. (Materials)	6,782,082
19,210,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	20,645,961
259,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	846,165
2,449,000	Walsin Lihwa Corp. (Capital Goods)	1,521,803
3,682,000	Youngtek Electronics Corp. (Semiconductors & Semiconductor Equipment)	6,766,113
1,123,000	YungShin Global Holding Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,685,324

		232,849,733

Thailand – 1.8%
11,849,700	Charoen Pokphand Foods PCL (Food, Beverage & Tobacco)	9,591,993
5,673,000	Com7 PCL Class F (Retailing)	7,432,000
69,500	Polyplex Thailand PCL (Materials)	53,696
912,100	RS PCL (Media & Entertainment)	538,103
237,500	Siam Cement PCL (The) (Registered) (Materials)	2,573,476
278,200	Siam Commercial Bank PCL (The) (Banks)	579,249
107,900	Siam Global House PCL (Retailing)	54,974
269,800	SPCG PCL (Utilities)	171,387
6,299,800	Sri Trang Agro-Industry PCL (Automobiles & Components)*	7,219,811
3,389,100	Thanachart Capital PCL (Banks)	2,988,409

		31,203,098

Turkey – 0.9%
1,678,844	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	13,273,727
127,086	Enka Insaat ve Sanayi A/S (Capital Goods)	109,759
63,217	Ford Otomotiv Sanayi A/S (Automobiles & Components)	817,867

Common Stocks – (continued)
Turkey – (continued)
310,097	Haci Omer Sabanci Holding A/S (Diversified Financials)	305,103
76,133	Turk Traktor ve Ziraat Makineleri A/S (Capital Goods)	1,030,188

		15,536,644

United Arab Emirates – 0.1%
457,936	Emirates NBD Bank PJSC (Banks)	1,173,743

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,329,211,212)		$1,690,312,520

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
500,400	0.028%	$500,400
(Cost $500,400)

TOTAL INVESTMENTS – 98.5%
(Cost $1,329,711,612)		$1,690,812,920

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		25,321,001

NET ASSETS – 100.0%		$1,716,133,921

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	159	12/18/2020	$8,760,105	$32,269

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 98.6%
Australia – 7.6%
1,358,446	Adairs Ltd. (Retailing)	$3,627,612
53,157	Ansell Ltd. (Health Care Equipment & Services)	1,503,125
15,003	ASX Ltd. (Diversified Financials)	840,087
2,262,663	Brambles Ltd. (Commercial & Professional Services)	15,260,122
49,182	Breville Group Ltd. (Consumer Durables & Apparel)	911,211
16,926	Commonwealth Bank of Australia (Banks)	821,783
1,501,784	Fortescue Metals Group Ltd. (Materials)	18,372,058
66,081	Genworth Mortgage Insurance Australia Ltd. (Banks)	79,285
1,341,726	Goodman Group (REIT)	17,366,164
386,226	JB Hi-Fi Ltd. (Retailing)	12,905,921
211,652	Mineral Resources Ltd. (Materials)	3,716,568
78,381	Premier Investments Ltd. (Retailing)	1,175,566
21,487	Pro Medicus Ltd. (Health Care Equipment & Services)	490,460
18,791	REA Group Ltd. (Media & Entertainment)	1,562,697
269,785	Rio Tinto Ltd. (Materials)	17,550,559
464,825	Rio Tinto plc ADR (Materials)(a)	26,388,115
2,540,327	Santos Ltd. (Energy)	8,445,029
672,548	Sonic Healthcare Ltd. (Health Care Equipment & Services)	16,472,744
664,696	Wesfarmers Ltd. (Retailing)	21,515,963

		169,005,069

Belgium – 0.6%
168,323	bpost SA (Transportation)	1,491,576
9,435	D’ieteren SA/NV (Retailing)	472,693
232,123	KBC Group NV (Banks)	11,468,457

		13,432,726

Cambodia – 0.1%
1,370,000	NagaCorp Ltd. (Consumer Services)	1,417,055

China – 0.8%
950,000	Alibaba Health Information Technology Ltd. (Health Care Equipment & Services)*	2,491,310
2,593,000	Chow Tai Fook Jewellery Group Ltd. (Retailing)	3,313,987
370,700	ENN Energy Holdings Ltd. (Utilities)	4,691,619
264,000	SITC International Holdings Co. Ltd. (Transportation)	407,789
3,762,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	6,884,165

		17,788,870

Denmark – 2.3%
168	AP Moller – Maersk A/S Class B (Transportation)	269,243

Common Stocks – (continued)
Denmark – (continued)
117,751	DSV PANALPINA A/S (Transportation)	19,104,098
455,080	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	29,018,476
43,801	Pandora A/S (Consumer Durables & Apparel)	3,474,710

		51,866,527

Finland – 0.8%
538,400	Kesko OYJ Class B (Food & Staples Retailing)	13,815,660
186,089	Valmet OYJ (Capital Goods)	4,441,374

		18,257,034

France – 7.0%
5,765	Albioma SA (Utilities)	268,773
44,515	Arkema SA (Materials)	4,359,791
587,253	BNP Paribas SA (Banks)*	20,480,320
71,170	Capgemini SE (Software & Services)	8,217,849
99,002	Cie de Saint-Gobain (Capital Goods)*	3,856,477
22,006	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	2,376,671
95,782	Gecina SA (REIT)	11,890,671
189,863	Legrand SA (Capital Goods)	14,053,531
9,776	Nexans SA (Capital Goods)*	474,747
960,173	Rexel SA (Capital Goods)*	10,109,340
165,344	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	14,929,471
38,032	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	14,422,116
260,241	Schneider Electric SE (Capital Goods)	31,620,977
59,424	Teleperformance (Commercial & Professional Services)	17,838,081
5,284	Trigano SA (Automobiles & Components)	702,173

		155,600,988

Germany – 8.3%
133,466	Allianz SE (Registered) (Insurance)	23,510,652
69,992	Aurubis AG (Materials)	4,477,633
17,660	Bechtle AG (Software & Services)	3,032,518
23,073	Daimler AG (Registered) (Automobiles & Components)	1,192,609
19,181	Deutsche Boerse AG (Diversified Financials)	2,826,389
583,063	Deutsche Post AG (Registered) (Transportation)	25,851,836
366,040	Deutsche Telekom AG (Registered) (Telecommunication Services)	5,563,349
285,284	Deutsche Wohnen SE (Real Estate)	14,399,125
83,098	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	6,345,543

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
165,699	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	$6,146,346
53,640	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,392,130
77,869	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(b)	7,577,477
143,575	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(b)	7,691,651
77,501	SAP SE (Software & Services)	8,268,167
187,403	Scout24 AG (Media & Entertainment)(c)	15,118,858
130,536	Siemens AG (Registered) (Capital Goods)	15,313,972
82,092	Siemens Energy AG (Capital Goods)*	1,797,439
29,646	Siemens Healthineers AG (Health Care Equipment & Services)(c)	1,272,667
75,677	Siltronic AG (Semiconductors & Semiconductor Equipment)	7,161,720
141,709	Software AG (Software & Services)	5,076,673
114,300	Volkswagen AG (Preference) (Automobiles & Components)(b)	16,649,412
1,758	zooplus AG (Retailing)*	282,549

		184,948,715

Hong Kong – 1.9%
54,400	AIA Group Ltd. (Insurance)	517,734
378,500	CLP Holdings Ltd. (Utilities)	3,487,708
321,200	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	15,391,492
1,509,600	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	2,106,855
1,284,500	Sun Hung Kai Properties Ltd. (Real Estate)	16,533,853
318,500	Techtronic Industries Co. Ltd. (Capital Goods)	4,289,985

		42,327,627

Ireland – 0.4%
34,043	Flutter Entertainment plc (Consumer Services)	5,897,981
57,682	Smurfit Kappa Group plc (Materials)	2,173,407

		8,071,388

Israel – 0.2%
256,249	Plus500 Ltd. (Diversified Financials)	4,910,937

Italy – 3.0%
351,374	Azimut Holding SpA (Diversified Financials)	5,922,857
273,027	Buzzi Unicem SpA (Materials)	5,907,701
16,693	De’ Longhi SpA (Consumer Durables & Apparel)*	533,871

Common Stocks – (continued)
Italy – (continued)
1,776,125	Enel SpA (Utilities)	14,121,091
43,044	Ferrari NV (Automobiles & Components)	7,678,701
12,067,798	Intesa Sanpaolo SpA (Banks)*	20,033,811
440,128	Prysmian SpA (Capital Goods)	11,976,945

		66,174,977

Japan – 28.1%
187,700	AGC, Inc. (Capital Goods)	5,861,113
17,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	539,306
84,700	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	1,221,996
21,800	ASKUL Corp. (Retailing)	837,258
947,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	12,994,383
400,200	Benesse Holdings, Inc. (Consumer Services)	9,435,039
53,500	Bridgestone Corp. (Automobiles & Components)	1,743,833
103,200	Chubu Electric Power Co., Inc. (Utilities)	1,156,027
527,100	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	9,819,571
398,900	Dai-ichi Life Holdings, Inc. (Insurance)	5,957,742
39,500	DCM Holdings Co. Ltd. (Retailing)	489,432
1,000,400	DeNA Co. Ltd. (Media & Entertainment)	17,068,930
352,500	Dentsu Group, Inc. (Media & Entertainment)	10,161,877
9,200	Dowa Holdings Co. Ltd. (Materials)	263,294
37,100	Ebara Corp. (Capital Goods)	1,031,249
68,100	EDION Corp. (Retailing)	670,770
32,900	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	629,418
48,500	FANUC Corp. (Capital Goods)	10,244,405
190,500	Fujitsu Ltd. (Software & Services)	22,538,938
56,600	Gumi, Inc. (Media & Entertainment)	461,249
25,600	H.U. Group Holdings, Inc. (Health Care Equipment & Services)	651,323
23,500	Hikari Tsushin, Inc. (Retailing)	5,511,801
31,700	Hitachi Metals Ltd. (Materials)	420,382
889,900	Honda Motor Co. Ltd. (Automobiles & Components)	21,048,756
28,900	Hoya Corp. (Health Care Equipment & Services)	3,261,566
164,900	Ibiden Co. Ltd. (Technology Hardware & Equipment)	6,723,550
89,000	Inpex Corp. (Energy)	422,074
27,300	Izumi Co. Ltd. (Retailing)	925,846

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,880	Japan Retail Fund Investment Corp. (REIT)	$2,709,847
735,200	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	13,841,740
215,500	Kansai Electric Power Co., Inc. (The) (Utilities)	1,961,132
61,400	KDDI Corp. (Telecommunication Services)	1,661,176
29,600	Kohnan Shoji Co. Ltd. (Retailing)	1,010,721
492,300	Konami Holdings Corp. (Media & Entertainment)	19,267,786
743,000	K’s Holdings Corp. (Retailing)	9,488,751
339,700	M3, Inc. (Health Care Equipment & Services)	22,941,887
1,010,900	Marubeni Corp. (Capital Goods)	5,278,121
26,800	McDonald’s Holdings Co. Japan Ltd. (Consumer Services)	1,270,893
1,199,000	Mitsubishi Chemical Holdings Corp. (Materials)	6,748,162
1,420,000	Mitsubishi Electric Corp. (Capital Goods)	18,288,017
147,000	Mitsubishi Materials Corp. (Materials)	2,697,340
526,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,074,230
345,800	NEC Corp. (Software & Services)	17,418,013
489,200	Nexon Co. Ltd. (Media & Entertainment)	13,634,450
28,500	Nihon M&A Center, Inc. (Commercial & Professional Services)	1,673,565
506,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	10,656,760
60,200	Nitori Holdings Co. Ltd. (Retailing)	12,374,512
238,400	Nitto Denko Corp. (Materials)	16,748,981
239,900	Nomura Research Institute Ltd. (Software & Services)	7,071,653
199,000	Omron Corp. (Technology Hardware & Equipment)	14,369,002
1,557,200	ORIX Corp. (Diversified Financials)	18,211,823
236,100	Pan Pacific International Holdings Corp. (Retailing)	5,009,674
13,300	PeptiDream, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	614,634
181,500	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,954,977
32,200	Rohto Pharmaceutical Co. Ltd. (Household & Personal Products)	1,006,668
121,000	Sankyo Co. Ltd. (Consumer Durables & Apparel)	3,083,952
34,500	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,662,887
1,474,800	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	18,481,574

Common Stocks – (continued)
Japan – (continued)
26,400	Seino Holdings Co. Ltd. (Transportation)	341,150
508,100	Sekisui House Ltd. (Consumer Durables & Apparel)	8,441,224
230,900	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	7,018,132
22,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	396,021
119,900	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,655,677
11,700	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	555,193
178,800	SoftBank Group Corp. (Telecommunication Services)	11,645,925
27,500	Square Enix Holdings Co. Ltd. (Media & Entertainment)	1,597,827
855,800	Subaru Corp. (Automobiles & Components)	15,706,483
269,000	Sumitomo Corp. (Capital Goods)	2,943,015
62,600	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	733,736
93,500	Sumitomo Electric Industries Ltd. (Automobiles & Components)	1,032,247
19,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	550,870
32,300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	868,464
544,700	T&D Holdings, Inc. (Insurance)	5,443,776
698,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	21,585,475
383,200	Teijin Ltd. (Materials)	5,869,843
656,500	TIS, Inc. (Software & Services)	12,555,656
63,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	17,151,455
731,400	Toppan Printing Co. Ltd. (Commercial & Professional Services)	9,300,778
36,300	Toyo Seikan Group Holdings Ltd. (Materials)	339,130
583,900	Toyota Motor Corp. (Automobiles & Components)	38,331,229
15,700	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	575,082
3,143,600	Yamada Holdings Co. Ltd. (Retailing)	15,327,553
20,700	Yamaha Motor Co. Ltd. (Automobiles & Components)	295,969
170,400	Yamato Holdings Co. Ltd. (Transportation)	4,510,567
2,888,500	Z Holdings Corp. (Media & Entertainment)	20,141,684

		626,218,217

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Luxembourg – 0.8%
54,257	Aperam SA (Materials)	$1,456,077
21,223	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)*	16,900,311

		18,356,388

Netherlands – 5.7%
16,819	Akzo Nobel NV (Materials)	1,617,791
122,484	ASM International NV (Semiconductors & Semiconductor Equipment)	17,494,504
81,297	ASML Holding NV (Semiconductors & Semiconductor Equipment)	29,413,508
161,260	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	6,497,765
48,376	Flow Traders (Diversified Financials)(c)	1,585,655
800,840	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	21,955,649
645,412	PostNL NV (Transportation)*	2,140,655
190,760	Randstad NV (Commercial & Professional Services)*	9,518,263
484,238	Signify NV (Capital Goods)*(c)	17,188,194
234,277	Wolters Kluwer NV (Commercial & Professional Services)	18,968,625

		126,380,609

New Zealand – 0.7%
34,366	a2 Milk Co. Ltd. (The) (Food, Beverage & Tobacco)*	332,772
164,792	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	3,812,362
140,943	Meridian Energy Ltd. (Utilities)	493,981
136,874	Xero Ltd. (Software & Services)*	10,618,477

		15,257,592

Norway – 1.5%
594,657	DNB ASA (Banks)	8,030,717
1,843,862	Norsk Hydro ASA (Materials)*	5,181,929
1,639,623	Orkla ASA (Food, Beverage & Tobacco)	15,477,733
109,703	Salmar ASA (Food, Beverage & Tobacco)*	5,570,766

		34,261,145

Portugal – 0.0%
202,764	EDP – Energias de Portugal SA (Utilities)	1,000,168

Singapore – 0.8%
1,125,700	DBS Group Holdings Ltd. (Banks)	16,768,268
254,000	Singapore Exchange Ltd. (Diversified Financials)	1,610,958

		18,379,226

Common Stocks – (continued)
South Africa – 0.7%
715,715	Anglo American plc (Materials)	16,792,959

Spain – 1.2%
73,026	Acerinox SA (Materials)*	579,701
383,657	ACS Actividades de Construccion y Servicios SA (Capital Goods)	9,119,803
1,207,787	Banco Santander SA (Banks)	2,418,663
152,514	Cellnex Telecom SA (Telecommunication Services)(c)	9,790,019
49,233	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,330,482
140,298	Siemens Gamesa Renewable Energy SA (Capital Goods)	3,981,559

		27,220,227

Sweden – 3.0%
109,099	Betsson AB (Consumer Services)*	831,281
548,567	Boliden AB (Materials)	14,958,935
530,806	Essity AB Class B (Household & Personal Products)(d)	15,363,286
86,399	Evolution Gaming Group AB (Consumer Services)(c)	6,408,236
318,717	Husqvarna AB Class B (Consumer Durables & Apparel)	3,286,484
33,235	Investor AB Class A (Diversified Financials)	1,987,305
360,227	Investor AB Class B (Diversified Financials)	21,591,635
178,022	Nobia AB (Consumer Durables & Apparel)*	1,073,012
105,109	Volvo AB Class B (Capital Goods)*	2,043,024

		67,543,198

Switzerland – 14.3%
299,168	Adecco Group AG (Registered) (Commercial & Professional Services)	14,669,391
10,383	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,197,323
90	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	713,562
25,534	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	15,471,311
645,959	Nestle SA (Registered) (Food, Beverage & Tobacco)	72,656,134
591,632	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	46,101,497
180,832	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	58,107,024
36,198	Sika AG (Registered) (Materials)	8,904,887

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
75,844	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	$18,002,941
339,509	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	10,357,432
31,407	Swiss Life Holding AG (Registered) (Insurance)*	10,564,960
34,939	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	16,579,559
1,698,159	UBS Group AG (Registered) (Diversified Financials)	19,769,923
71,703	Zurich Insurance Group AG (Insurance)	23,815,841

		319,911,785

United Kingdom – 8.8%
367,824	3i Group plc (Diversified Financials)	4,594,013
111,133	Associated British Foods plc (Food, Beverage & Tobacco)	2,444,009
11,550	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	579,348
4,786,086	Aviva plc (Insurance)	15,964,358
822,429	Barratt Developments plc (Consumer Durables & Apparel)	5,140,665
1,393,336	boohoo Group plc (Retailing)*	4,883,231
539,511	BP plc ADR (Energy)	8,351,630
2,804,014	BT Group plc (Telecommunication Services)	3,682,654
481,391	CNH Industrial NV (Capital Goods)*	3,732,550
449,604	Diageo plc (Food, Beverage & Tobacco)	14,530,248
194,115	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	7,400,421
2,347,819	Direct Line Insurance Group plc (Insurance)	8,023,457
593,727	Experian plc (Commercial & Professional Services)	21,750,535
34,890	Games Workshop Group plc (Consumer Durables & Apparel)	4,690,489
109,770	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,668,513
649,433	GVC Holdings plc (Consumer Services)	8,135,471
91,420	IG Group Holdings plc (Diversified Financials)	902,179
893,972	Imperial Brands plc (Food, Beverage & Tobacco)	14,149,526
466,209	JD Sports Fashion plc (Retailing)	4,485,156
360,109	Kingfisher plc (Retailing)*	1,339,241
2,067,795	Legal & General Group plc (Insurance)	4,957,761
32,838	London Stock Exchange Group plc (Diversified Financials)	3,539,868

Common Stocks – (continued)
United Kingdom – (continued)
358,823	Moneysupermarket.com Group plc (Retailing)	1,133,321
12,034	Reckitt Benckiser Group plc (Household & Personal Products)	1,060,058
778,451	RELX plc (Commercial & Professional Services)	15,403,922
561,475	Rentokil Initial plc (Commercial & Professional Services)	3,822,641
151,139	Tate & Lyle plc (Food, Beverage & Tobacco)	1,165,098
279,380	Unilever NV (Household & Personal Products)	15,749,698
181,521	Unilever plc ADR (Household & Personal Products)(d)	10,315,838

		195,595,899

United States – 0.0%
10,954	Ferguson plc (Capital Goods)	1,087,962

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,086,125,309)		$2,201,807,288

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(e) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,795,600	0.028%	$25,795,600
(Cost $25,795,600)

TOTAL INVESTMENTS – 99.8%
(Cost $2,111,920,909)		$2,227,602,888

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		4,502,060

NET ASSETS – 100.0%		$2,232,104,948

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	All or a portion of security is on loan.

(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	6	12/18/2020	$206,772	$(15,440)
FTSE 100 Index	1	12/18/2020	72,075	(2,981)

Total Futures Contracts				$(18,421)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2020

Shares	Description	Value

Common Stocks – 97.2%
Australia – 8.0%
69,110	Accent Group Ltd. (Retailing)	$81,139
171,609	Ansell Ltd. (Health Care Equipment & Services)	4,852,601
85,035	ARB Corp. Ltd. (Automobiles & Components)	1,841,945
1,139,147	Breville Group Ltd. (Consumer Durables & Apparel)	21,105,344
1,122,851	BWP Trust (REIT)	3,165,405
1,806,712	carsales.com Ltd. (Media & Entertainment)	26,395,666
3,435,999	Charter Hall Group (REIT)	29,791,923
259,033	Credit Corp. Group Ltd. (Diversified Financials)	3,335,902
1,978,165	Data#3 Ltd. (Software & Services)	8,681,807
1,110,717	Genworth Mortgage Insurance Australia Ltd. (Banks)	1,332,654
1,198,172	Harvey Norman Holdings Ltd. (Retailing)	3,748,178
1,128,520	IPH Ltd. (Commercial & Professional Services)	5,230,528
925,129	JB Hi-Fi Ltd. (Retailing)	30,913,614
47,217	Kogan.com Ltd. (Retailing)	683,515
69,376	McMillan Shakespeare Ltd. (Commercial & Professional Services)	456,368
1,677,852	Mineral Resources Ltd. (Materials)	29,462,752
173,220	Netwealth Group Ltd. (Diversified Financials)	2,103,856
496,328	OZ Minerals Ltd. (Materials)	5,184,834
2,025,840	Pendal Group Ltd. (Diversified Financials)	9,216,586
450,846	Perseus Mining Ltd. (Materials)*	389,929
390,303	Premier Investments Ltd. (Retailing)	5,853,804
792,574	Pro Medicus Ltd. (Health Care Equipment & Services)	18,091,198
4,579,478	Regis Resources Ltd. (Materials)	13,441,343
814,834	Sandfire Resources Ltd. (Materials)	2,535,661
211,762	Seven Group Holdings Ltd. (Capital Goods)	2,891,586
315,557	SmartGroup Corp. Ltd. (Commercial & Professional Services)	1,207,507
41,968	Super Retail Group Ltd. (Retailing)	330,292

		232,325,937

Austria – 0.7%
366,421	BAWAG Group AG (Banks)(a)	13,456,885
159,795	Oesterreichische Post AG (Transportation)(b)	5,074,754
35,503	Semperit AG Holding (Capital Goods)*	911,551
29,414	Zumtobel Group AG (Capital Goods)*	164,434

		19,607,624

Common Stocks – (continued)
Belgium – 1.9%
91,881	Bekaert SA (Materials)	1,954,334
747,666	bpost SA (Transportation)	6,625,359
186,060	D’ieteren SA/NV (Retailing)	9,321,593
39,560	Gimv NV (Diversified Financials)	2,065,832
44,811	KBC Ancora (Diversified Financials)*	1,270,078
69,617	Orange Belgium SA (Telecommunication Services)	1,160,165
23,220	Tessenderlo Group SA (Materials)*	790,396
923,309	Warehouses De Pauw CVA (REIT)	30,933,880

		54,121,637

China – 1.1%
15,175,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	4,820,459
4,000,000	Kerry Logistics Network Ltd. (Transportation)	8,353,945
8,771,000	SITC International Holdings Co. Ltd. (Transportation)	13,548,176
7,948,710	Yanlord Land Group Ltd. (Real Estate)	6,112,933

		32,835,513

Denmark – 0.5%
74,949	Chemometec A/S (Pharmaceuticals, Biotechnology & Life Sciences)	4,342,815
162,955	Per Aarsleff Holding A/S (Capital Goods)	6,233,182
81,757	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(a)	1,154,803
30,465	Schouw & Co. A/S (Food, Beverage & Tobacco)	2,652,952

		14,383,752

Finland – 2.5%
34,033	Huhtamaki OYJ (Materials)	1,662,428
1,528,598	Kesko OYJ Class B (Food & Staples Retailing)	39,224,724
344,745	Rovio Entertainment OYJ (Media & Entertainment)(a)(b)	2,060,033
149,947	Tokmanni Group Corp. (Retailing)	2,385,525
390,949	Uponor OYJ (Capital Goods)	7,289,096
878,104	Valmet OYJ (Capital Goods)	20,957,649

		73,579,455

France – 2.6%
172,084	Albioma SA (Utilities)	8,022,801
16,793	Alten SA (Software & Services)*	1,344,591
14,075	Chargeurs SA (Consumer Durables & Apparel)	274,349
773,538	Coface SA (Insurance)*	6,043,790
476,147	Elis SA (Commercial & Professional Services)*	5,222,296

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
25,468	Gaztransport Et Technigaz SA (Energy)	$2,441,279
41,218	IPSOS (Media & Entertainment)	1,013,080
82,182	Kaufman & Broad SA (Consumer Durables & Apparel)	2,928,695
56,226	Mersen SA (Capital Goods)*	1,458,767
163,353	Nexans SA (Capital Goods)*	7,932,829
32,204	Nexity SA (Real Estate)	903,904
303,484	Quadient SA (Technology Hardware & Equipment)	3,955,135
2,517,594	Rexel SA (Capital Goods)*	26,506,905
89,596	Rubis SCA (Utilities)	2,945,901
17,954	Sopra Steria Group (Software & Services)*	2,134,940
10,998	Trigano SA (Automobiles & Components)	1,461,486
32,577	Vicat SA (Materials)	1,001,637
885	Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)*	205,937

		75,798,322

Germany – 4.2%
166,674	ADVA Optical Networking SE (Technology Hardware & Equipment)*	1,279,628
334,235	Aurubis AG (Materials)	21,382,180
3,340	Cewe Stiftung & Co. KGAA (Commercial & Professional Services)	318,378
102,121	Duerr AG (Capital Goods)	2,936,835
216,529	Eckert & Ziegler Strahlen- und Medizintechnik AG (Health Care Equipment & Services)	9,910,694
38,092	Elmos Semiconductor SE (Semiconductors & Semiconductor Equipment)	842,479
288,962	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	29,047,735
215,922	Hamburger Hafen und Logistik AG (Transportation)	3,619,704
11,901	Hornbach Baumarkt AG (Retailing)	469,871
7,292	Hornbach Holding AG & Co. KGaA (Retailing)	702,340
108,418	Jungheinrich AG (Preference) (Capital Goods)(c)	3,941,767
18,599	New Work SE (Media & Entertainment)	4,841,306
119,521	Siltronic AG (Semiconductors & Semiconductor Equipment)	11,310,913
33,800	Sixt SE (Preference) (Transportation)(c)	1,600,328
442,260	Software AG (Software & Services)	15,843,803
143	STO SE & Co. KGaA (Preference) (Materials)(c)	17,887
108,483	TAG Immobilien AG (Real Estate)*	3,196,954
526,261	Takkt AG (Retailing)	5,592,482

Common Stocks – (continued)
Germany – (continued)
20,608	zooplus AG (Retailing)*	3,312,153

		120,167,437

Hong Kong – 1.5%
1,771,000	Hang Lung Group Ltd. (Real Estate)	3,931,285
670,500	Johnson Electric Holdings Ltd. (Automobiles & Components)	1,387,335
9,933,000	K Wah International Holdings Ltd. (Real Estate)	4,713,748
1,182,000	Luk Fook Holdings International Ltd. (Retailing)	2,890,186
17,590,400	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	24,549,832
5,217,000	Pacific Basin Shipping Ltd. (Transportation)	762,089
80,500	Stella International Holdings Ltd. (Consumer Durables & Apparel)	82,492
653,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	254,053
4,002,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	3,441,249
2,560,000	VPower Group International Holdings Ltd. (Capital Goods)(a)	918,812

		42,931,081

India – 0.0%
34,908	RHI Magnesita NV (Materials)	1,158,267

Ireland – 0.2%
598,478	C&C Group plc (Food, Beverage & Tobacco)*	1,253,918
4,372,789	Greencore Group plc (Food, Beverage & Tobacco)	5,119,408

		6,373,326

Israel – 1.1%
1,617	Blue Square Real Estate Ltd. (Real Estate)	65,965
1,631,211	Plus500 Ltd. (Diversified Financials)	31,261,679

		31,327,644

Italy – 4.6%
294,773	Anima Holding SpA (Diversified Financials)(a)	1,104,447
130,617	Arnoldo Mondadori Editore SpA (Media & Entertainment)*	168,295
220,805	ASTM SpA (Transportation)*	4,109,456
1,609,088	Azimut Holding SpA (Diversified Financials)	27,123,229
774,476	Banca Mediolanum SpA (Diversified Financials)	5,291,308
441,280	Biesse SpA (Capital Goods)*	7,626,290
1,082,783	Buzzi Unicem SpA (Materials)	23,429,030

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
121,357	De’ Longhi SpA (Consumer Durables & Apparel)*	$3,881,207
59,045	ERG SpA (Utilities)	1,337,203
944,722	Falck Renewables SpA (Utilities)	5,123,020
790,806	Interpump Group SpA (Capital Goods)	29,869,914
144,104	Reply SpA (Software & Services)	15,482,073
39,275	Sesa SpA (Technology Hardware & Equipment)*	3,679,714
268,374	Tinexta Spa (Commercial & Professional Services)*	5,766,760

		133,991,946

Japan – 33.1%
2,818	Activia Properties, Inc. (REIT)	10,181,483
1,800	ADEKA Corp. (Materials)	23,277
6,100	Aichi Steel Corp. (Materials)	146,830
1,157,400	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	16,698,205
32,900	Altech Corp. (Commercial & Professional Services)	607,809
295,400	Arcland Sakamoto Co. Ltd. (Retailing)	5,691,056
100,600	Arcs Co. Ltd. (Food & Staples Retailing)	2,227,035
36,800	Argo Graphics, Inc. (Software & Services)	1,132,014
260,600	ASKUL Corp. (Retailing)	10,008,687
209,800	Autobacs Seven Co. Ltd. (Retailing)	2,685,748
68,300	BayCurrent Consulting, Inc. (Commercial & Professional Services)	8,837,358
30,900	Belc Co. Ltd. (Food & Staples Retailing)	1,896,810
28,700	Bic Camera, Inc. (Retailing)	316,976
349,000	Bunka Shutter Co. Ltd. (Capital Goods)	2,740,128
98,200	Cawachi Ltd. (Food & Staples Retailing)	2,785,253
54,600	Central Glass Co. Ltd. (Capital Goods)	1,171,637
14,300	Chiyoda Integre Co. Ltd. (Capital Goods)	210,993
152,700	Chugoku Marine Paints Ltd. (Materials)	1,457,742
34,300	CI Takiron Corp. (Materials)	219,143
228,800	CKD Corp. (Capital Goods)	3,808,114
92,600	cocokara fine, Inc. (Food & Staples Retailing)	6,083,480
277,800	Computer Engineering & Consulting Ltd. (Software & Services)	3,963,261
97,000	CONEXIO Corp. (Technology Hardware & Equipment)	1,167,749
57,100	Cosel Co. Ltd. (Capital Goods)	546,605
33,900	Create SD Holdings Co. Ltd. (Food & Staples Retailing)	1,093,273
76,900	Cybozu, Inc. (Software & Services)	2,219,032

Common Stocks – (continued)
Japan – (continued)
6,300	Dai-Dan Co. Ltd. (Capital Goods)	154,411
30,500	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,085,529
17,400	Daikyonishikawa Corp. (Automobiles & Components)	96,447
2,099,700	DCM Holdings Co. Ltd. (Retailing)	26,016,698
131,000	Demae-Can Co. Ltd. (Retailing)*	3,884,305
1,836,500	DeNA Co. Ltd. (Media & Entertainment)	31,334,556
365,900	DIC Corp. (Materials)	8,908,140
209,800	Dip Corp. (Media & Entertainment)	4,030,962
146,100	Doshisha Co. Ltd. (Retailing)	2,688,289
269,800	Dowa Holdings Co. Ltd. (Materials)	7,721,369
410,500	DTS Corp. (Software & Services)	7,983,817
102,800	Earth Corp. (Household & Personal Products)	6,529,997
199,200	Ebara Corp. (Capital Goods)	5,537,058
793,800	EDION Corp. (Retailing)	7,818,757
393,600	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	7,530,059
5,100	Eizo Corp. (Technology Hardware & Equipment)	192,498
299,700	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,715,074
13,100	Exedy Corp. (Automobiles & Components)	165,152
135,100	FAN Communications, Inc. (Media & Entertainment)	605,013
601,100	Financial Products Group Co. Ltd. (Diversified Financials)	2,613,774
87,000	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	3,024,005
207,900	Fujimi, Inc. (Materials)	7,401,873
5,306	Fukuoka REIT Corp. (REIT)	6,432,202
31,500	Fuyo General Lease Co. Ltd. (Diversified Financials)	1,808,671
120,400	Gakken Holdings Co. Ltd. (Media & Entertainment)	1,626,429
775,500	Glory Ltd. (Capital Goods)	16,346,335
289,900	GMO internet, Inc. (Software & Services)	7,732,287
11,600	Godo Steel Ltd. (Materials)	212,317
430,900	Goldcrest Co. Ltd. (Real Estate)	5,505,781
2,315,600	Gree, Inc. (Media & Entertainment)	12,074,724
531,200	H.U. Group Holdings, Inc. (Health Care Equipment & Services)	13,514,943
33,300	Hachijuni Bank Ltd. (The) (Banks)	122,979
57,600	Hamakyorex Co. Ltd. (Transportation)	1,634,241
3,671	Hankyu Hanshin REIT, Inc. (REIT)	4,056,386
45,700	Hanwa Co. Ltd. (Capital Goods)	886,017
13,259	Heiwa Real Estate REIT, Inc. (REIT)	14,334,899
329,300	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	9,662,032
1,684,700	Hokuetsu Corp. (Materials)	5,565,057

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
179,100	Hokuto Corp. (Food, Beverage & Tobacco)	$3,766,761
31,100	Horiba Ltd. (Technology Hardware & Equipment)	1,529,853
830	Hoshino Resorts REIT, Inc. (REIT)	3,917,818
32,200	Hosiden Corp. (Technology Hardware & Equipment)	285,466
11,860	Ichigo Office REIT Investment Corp. (REIT)	7,669,427
4,500	Inaba Denki Sangyo Co. Ltd. (Capital Goods)	108,331
317,900	Ines Corp. (Software & Services)	4,539,020
5,400	Internet Initiative Japan, Inc. (Telecommunication Services)	241,599
16,267	Invesco Office J-Reit, Inc. (REIT)	2,018,046
700	IR Japan Holdings Ltd. (Commercial & Professional Services)	77,502
14,600	Itoham Yonekyu Holdings, Inc. (Food, Beverage & Tobacco)	97,748
44,100	Itokuro, Inc. (Media & Entertainment)*	629,742
68,000	Izumi Co. Ltd. (Retailing)	2,306,137
100,300	JAC Recruitment Co. Ltd. (Commercial & Professional Services)	1,200,800
75,600	JAFCO Group Co. Ltd. (Diversified Financials)	3,419,087
34,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	468,231
667	Japan Excellent, Inc. (REIT)	733,891
8,786	Japan Hotel REIT Investment Corp. (REIT)	4,254,729
478,700	Japan Investment Adviser Co. Ltd. (Diversified Financials)(b)	5,750,778
361,700	Japan Lifeline Co. Ltd. (Health Care Equipment & Services)	4,667,436
5,292	Japan Logistics Fund, Inc. (REIT)	14,871,979
17,100	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	604,025
18,700	JSP Corp. (Materials)	266,209
31,500	Justsystems Corp. (Software & Services)	2,060,215
4,457,600	JVCKenwood Corp. (Consumer Durables & Apparel)	6,031,011
69,800	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	1,349,720
573,300	Kandenko Co. Ltd. (Capital Goods)	4,302,208
106,600	Kaneka Corp. (Materials)	2,983,119
157,900	Kanematsu Corp. (Capital Goods)	1,872,277
80,900	Kanematsu Electronics Ltd. (Software & Services)	3,270,359
3,373	Kenedix Retail REIT Corp. (REIT)	6,455,602
27,600	Kenedix, Inc. (Real Estate)	143,025

Common Stocks – (continued)
Japan – (continued)
222,100	Kintetsu World Express, Inc. (Transportation)	4,721,416
45,500	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	895,397
7,500	Koei Tecmo Holdings Co. Ltd. (Media & Entertainment)	366,424
757,700	Kohnan Shoji Co. Ltd. (Retailing)	25,872,397
478,000	Kokuyo Co. Ltd. (Commercial & Professional Services)	6,494,902
279,900	Komeri Co. Ltd. (Retailing)	8,240,783
49,700	Konoike Transport Co. Ltd. (Transportation)	519,584
113,300	Koshidaka Holdings Co. Ltd. (Consumer Services)	423,836
1,744,700	K’s Holdings Corp. (Retailing)	22,281,325
50,700	Kurabo Industries Ltd. (Consumer Durables & Apparel)	912,703
209,500	Kureha Corp. (Materials)	8,893,355
65,700	Kyoei Steel Ltd. (Materials)	827,189
163,200	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	2,013,294
12,300	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	222,437
425,200	LIFULL Co. Ltd. (Media & Entertainment)	1,598,389
43,200	Lintec Corp. (Materials)	957,650
460,100	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	8,228,289
20,300	Makino Milling Machine Co. Ltd. (Capital Goods)	698,733
5,300	Mani, Inc. (Health Care Equipment & Services)	132,589
3,600	Maruzen Showa Unyu Co. Ltd. (Transportation)	105,536
59,300	Marvelous, Inc. (Media & Entertainment)	445,545
790,800	Matsui Securities Co. Ltd. (Diversified Financials)	6,329,965
125,800	Maxell Holdings Ltd. (Technology Hardware & Equipment)	1,315,194
709,900	MCJ Co. Ltd. (Technology Hardware & Equipment)	6,542,381
4,800	Medley, Inc. (Health Care Equipment & Services)*	269,614
288,600	Megachips Corp. (Semiconductors & Semiconductor Equipment)	7,677,481
235,700	Meiko Network Japan Co. Ltd. (Consumer Services)	1,363,581
3,015	Mirai Corp. (REIT)	1,041,931
53,100	Mirait Holdings Corp. (Capital Goods)	755,939

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
8,700	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	$111,998
74,700	Mitsubishi Research Institute, Inc. (Software & Services)	2,708,364
146,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	2,538,167
698,800	Mixi, Inc. (Media & Entertainment)	19,231,580
205,400	Nagase & Co. Ltd. (Capital Goods)	2,678,444
992,700	NEC Networks & System Integration Corp. (Software & Services)	17,213,815
158,200	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	2,555,937
358,500	Nihon Unisys Ltd. (Software & Services)	10,567,305
466,800	Nikkon Holdings Co. Ltd. (Transportation)	8,933,936
524,400	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	10,313,887
284,600	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	4,564,935
205,800	Nippon Kayaku Co. Ltd. (Materials)	1,771,060
1,233,220	Nippon Light Metal Holdings Co. Ltd. (Materials)	19,477,945
2,502	NIPPON REIT Investment Corp. (REIT)	8,033,459
1,029,000	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	3,963,910
106,000	Nipro Corp. (Health Care Equipment & Services)	1,115,351
73,000	Nishio Rent All Co. Ltd. (Capital Goods)	1,416,793
120,700	Nissha Co. Ltd. (Technology Hardware & Equipment)	1,421,103
383,200	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	11,015,055
22,700	Nitta Corp. (Capital Goods)	478,658
61,700	Nitto Kogyo Corp. (Capital Goods)	1,139,773
177,200	Nojima Corp. (Retailing)	4,973,122
13,100	Noritake Co. Ltd. (Capital Goods)	385,363
354,700	NSD Co. Ltd. (Software & Services)	6,230,183
215,617	Okinawa Electric Power Co., Inc. (The) (Utilities)	3,146,214
119,000	Okuwa Co. Ltd. (Food & Staples Retailing)	1,594,117
873	One REIT, Inc. (REIT)	2,017,964
522,500	Open House Co. Ltd. (Real Estate)	17,792,253
54,200	Osaka Soda Co. Ltd. (Materials)	1,291,106
74,900	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	2,885,736
129,100	Pasona Group, Inc. (Commercial & Professional Services)	1,976,789
6,371	Premier Investment Corp. (REIT)	7,007,937
230,300	Prima Meat Packers Ltd. (Food, Beverage & Tobacco)	6,571,190

Common Stocks – (continued)
Japan – (continued)
23,200	Proto Corp. (Media & Entertainment)	249,853
303,700	Rakus Co. Ltd. (Software & Services)	5,968,216
2,063,000	Riso Kyoiku Co. Ltd. (Consumer Services)	6,030,135
199,500	Rohto Pharmaceutical Co. Ltd. (Household & Personal Products)	6,236,968
4,700	RS Technologies Co. Ltd. (Semiconductors & Semiconductor Equipment)	158,512
12,900	Sakata Seed Corp. (Food, Beverage & Tobacco)	455,194
49,800	SanBio Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	794,497
170,600	Sankyu, Inc. (Transportation)	6,111,172
8,100	Sanyo Special Steel Co. Ltd. (Materials)	79,420
23,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	375,566
82,500	Sato Holdings Corp. (Commercial & Professional Services)	1,570,936
364,300	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	17,559,124
271,800	SBS Holdings, Inc. (Transportation)	6,194,670
394,300	Seiko Holdings Corp. (Consumer Durables & Apparel)	4,966,542
1,344,700	Seino Holdings Co. Ltd. (Transportation)	17,376,702
970,400	Senko Group Holdings Co. Ltd. (Transportation)	8,678,349
10,200	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	194,387
169,600	Shin-Etsu Polymer Co. Ltd. (Materials)	1,510,065
576,400	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	10,055,787
14,800	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	702,295
54,400	Sintokogio Ltd. (Capital Goods)	375,423
1,856,200	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	7,924,098
9,100	ST Corp. (Household & Personal Products)	174,199
162,200	St Marc Holdings Co. Ltd. (Consumer Services)	2,311,856
3,881	Star Asia Investment Corp. (REIT)	1,646,325
79,700	Starts Corp., Inc. (Real Estate)	1,853,820
13,700	Strike Co. Ltd. (Diversified Financials)	735,961
15,000	Studio Alice Co. Ltd. (Consumer Services)	276,791
25,100	Sumitomo Seika Chemicals Co. Ltd. (Materials)	799,019

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
264,200	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	$3,090,336
44,800	Sun Frontier Fudousan Co. Ltd. (Real Estate)	360,113
183,500	Taiko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,295,923
1,277,400	Takara Leben Co. Ltd. (Real Estate)	3,565,836
11,900	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	64,149
7,500	Tenma Corp. (Materials)	131,148
60,500	T-Gaia Corp. (Retailing)	1,112,306
149,400	Toa Corp. (Capital Goods)	2,667,261
273,600	Tokyo Ohka Kogyo Co. Ltd. (Materials)	16,199,780
56,200	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,896,271
23,200	Tokyotokeiba Co. Ltd. (Consumer Services)	1,154,903
2,748	Tokyu REIT, Inc. (REIT)	3,736,505
217,200	Tosei Corp. (Real Estate)	2,176,492
153,200	Tosho Co. Ltd. (Consumer Services)	1,778,602
432,400	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,008,353
33,800	Toyo Ink SC Holdings Co. Ltd. (Materials)	628,013
1,238,300	Toyo Seikan Group Holdings Ltd. (Materials)	11,568,720
381,600	Toyo Tanso Co. Ltd. (Capital Goods)	6,438,531
359,600	Transcosmos, Inc. (Software & Services)	9,809,904
12,600	UACJ Corp. (Materials)	199,597
1,300	Uchida Yoko Co. Ltd. (Commercial & Professional Services)	64,169
154,600	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	5,662,908
148,300	United Super Markets Holdings, Inc. (Food & Staples Retailing)	1,595,300
28,600	UNITED, Inc. (Software & Services)	393,114
393,300	Universal Entertainment Corp. (Consumer Durables & Apparel)*	6,707,181
129,900	Ushio, Inc. (Capital Goods)	1,451,067
451,700	Valor Holdings Co. Ltd. (Food & Staples Retailing)	11,127,615
341,500	Wakita & Co. Ltd. (Capital Goods)	3,535,145
5,600	Warabeya Nichiyo Holdings Co. Ltd. (Food, Beverage & Tobacco)	80,107
7,200	Weathernews, Inc. (Commercial & Professional Services)	380,274
27,100	World Holdings Co. Ltd. (Commercial & Professional Services)	550,072

Common Stocks – (continued)
Japan – (continued)
33,900	YAMABIKO Corp. (Capital Goods)	425,306
136,900	Yellow Hat Ltd. (Retailing)	2,246,842
16,200	Yokogawa Bridge Holdings Corp. (Capital Goods)	286,748
8,900	Yokowo Co. Ltd. (Technology Hardware & Equipment)	225,143
132,400	Yumeshin Holdings Co. Ltd. (Commercial & Professional Services)	929,117
136,700	Zenkoku Hosho Co. Ltd. (Diversified Financials)	5,391,168
25,700	Zuken, Inc. (Software & Services)	650,705

		957,586,846

Jersey – 0.0%
95,717	Sanne Group plc (Diversified Financials)	752,160

Kazakhstan – 0.3%
929,696	KAZ Minerals plc (Materials)	7,585,492

Luxembourg – 0.3%
358,415	Aperam SA (Materials)	9,618,665

Netherlands – 5.0%
76,355	Aalberts NV (Capital Goods)	2,561,642
254,545	ASM International NV (Semiconductors & Semiconductor Equipment)	36,356,901
320,446	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	12,911,960
14,291	Brunel International NV (Commercial & Professional Services)*	101,362
47,354	Euronext NV (Diversified Financials)(a)	4,930,572
695,686	Flow Traders (Diversified Financials)(a)	22,803,001
8,505,002	PostNL NV (Transportation)*	28,208,765
897,798	Signify NV (Capital Goods)*(a)	31,867,647
181,599	TKH Group NV CVA (Capital Goods)	5,847,266

		145,589,116

Norway – 2.6%
258,438	Atea ASA (Software & Services)*	3,002,742
423,422	Austevoll Seafood ASA (Food, Beverage & Tobacco)	2,884,140
7,267	Borregaard ASA (Materials)	97,347
4,505,240	Elkem ASA (Materials)(a)	9,582,153
338,825	Entra ASA (Real Estate)(a)	4,429,461
2,013,539	Europris ASA (Retailing)(a)	10,466,058
178,092	Fjordkraft Holding ASA (Utilities)(a)	1,466,730
14,641	Kongsberg Gruppen ASA (Capital Goods)	237,907
430,041	Salmar ASA (Food, Beverage & Tobacco)*	21,837,669

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
422,050	Scatec Solar ASA (Utilities)(a)	$9,336,457
237,953	Selvaag Bolig ASA (Real Estate)	1,185,197
516,071	SpareBank 1 SMN (Banks)	4,451,880
121,942	Storebrand ASA (Insurance)*	643,531
15,855	TOMRA Systems ASA (Commercial & Professional Services)	640,331
362,110	Veidekke ASA (Capital Goods)*	4,173,296
173,742	Wallenius Wilhelmsen ASA (Transportation)	331,518

		74,766,417

Portugal – 0.1%
396,629	CTT-Correios de Portugal SA (Transportation)*	970,442
1,650,561	Sonae SGPS SA (Food & Staples Retailing)	972,891

		1,943,333

Singapore – 0.6%
90,500	AIMS APAC REIT (REIT)	78,263
1,387,900	China Aviation Oil Singapore Corp. Ltd. (Energy)	934,748
4,005,200	ESR-REIT (REIT)	1,028,512
1,126,861	Frasers Logistics & Commercial Trust (REIT)	1,016,131
3,384,500	Keppel DC REIT (REIT)	7,186,027
1,794,500	Parkway Life REIT (REIT)	5,319,746
556,300	Sabana Shari’ah Compliant Industrial REIT (REIT)	142,601
4,340,800	Singapore Post Ltd. (Transportation)	2,116,402

		17,822,430

South Africa – 0.0%
118,446	Investec plc (Diversified Financials)	220,415

Spain – 1.6%
1,189,040	Acerinox SA (Materials)*	9,438,934
1,583,593	Applus Services SA (Commercial & Professional Services)*	12,412,981
625,167	Cia de Distribucion Integral Logista Holdings SA (Transportation)	10,554,980
16,468	Euskaltel SA (Telecommunication Services)(a)	156,696
192,559	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	725,674
261,673	Global Dominion Access SA (Software & Services)*(a)	931,034
161,835	Merlin Properties Socimi SA (REIT)	1,089,319
53,664	Pharma Mar SA (Pharmaceuticals, Biotechnology & Life Sciences)	7,204,236
196,128	Solaria Energia y Medio Ambiente SA (Utilities)*	3,815,814
19,096	Viscofan SA (Food, Beverage & Tobacco)	1,288,817

		47,618,485

Common Stocks – (continued)
Sweden – 6.1%
1,711,546	Arjo AB Class B (Health Care Equipment & Services)	12,165,702
215,467	Atrium Ljungberg AB Class B (Real Estate)	3,480,896
37,867	Avanza Bank Holding AB (Diversified Financials)	721,227
2,122,902	Betsson AB (Consumer Services)*	16,175,480
404,207	Bilia AB Class A (Retailing)	5,376,601
181,944	BillerudKorsnas AB (Materials)*	2,842,160
670,975	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)*	11,182,414
72,090	Bravida Holding AB (Commercial & Professional Services)(a)	832,020
41,473	Castellum AB (Real Estate)	863,495
306,885	Clas Ohlson AB Class B (Retailing)*(b)	2,715,406
130,687	Coor Service Management Holding AB (Commercial & Professional Services)*(a)	839,717
855,795	Dustin Group AB (Retailing)(a)	5,442,574
1,143,437	Fabege AB (Real Estate)	14,438,068
914,911	Getinge AB Class B (Health Care Equipment & Services)	17,913,940
234,016	Granges AB (Materials)*(b)	2,110,860
1,814,049	Hexpol AB (Materials)	15,977,012
929,592	Inwido AB (Capital Goods)*	9,836,901
290,624	Kungsleden AB (Real Estate)	2,466,178
361,122	LeoVegas AB (Consumer Services)(a)	1,208,167
635,386	Lindab International AB (Capital Goods)	9,808,814
339,614	Loomis AB (Commercial & Professional Services)*	7,583,532
922,553	Nobia AB (Consumer Durables & Apparel)*	5,560,607
944,879	Nobina AB (Transportation)*(a)	5,181,381
148,741	Nolato AB Class B (Capital Goods)*	12,371,692
30,737	Paradox Interactive AB (Media & Entertainment)	952,578
591,647	Resurs Holding AB (Diversified Financials)(a)	2,704,743
253,861	Wihlborgs Fastigheter AB (Real Estate)	4,575,706

		175,327,871

Switzerland – 5.4%
10,336	Allreal Holding AG (Registered) (Real Estate)	2,189,159
81,766	ALSO Holding AG (Registered) (Technology Hardware & Equipment)*	19,130,522
9,017	Ascom Holding AG (Registered) (Health Care Equipment & Services)*	108,110
49,440	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	19,986,095

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
429	Belimo Holding AG (Registered) (Capital Goods)	$3,190,349
32,342	Bucher Industries AG (Registered) (Capital Goods)	12,468,559
436	Conzzeta AG (Registered) (Capital Goods)	439,479
236	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	361,338
388,780	Galenica AG (Health Care Equipment & Services)(a)	24,517,225
3,473	Gurit Holding AG (Materials)	7,273,625
222,521	Huber + Suhner AG (Registered) (Capital Goods)	16,047,096
4,041	Interroll Holding AG (Registered) (Capital Goods)	10,857,477
3,335	Kardex Holding AG (Registered) (Capital Goods)	588,828
205	Schweiter Technologies AG (Capital Goods)	279,984
79,063	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	37,517,664
40,917	Zehnder Group AG (Capital Goods)	1,956,930

		156,912,440

Ukraine – 0.1%
931,354	Ferrexpo plc (Materials)	2,298,404

United Kingdom – 12.8%
2,202,535	Assura plc (REIT)	2,174,279
52,489	Big Yellow Group plc (REIT)	748,017
5,470,948	boohoo Group plc (Retailing)*(b)	19,174,056
492,147	Central Asia Metals plc (Materials)*	1,074,514
105,952	Civitas Social Housing plc (REIT)	142,763
450,229	Computacenter plc (Software & Services)	13,298,384
29,653	Cranswick plc (Food, Beverage & Tobacco)	1,236,088
120,264	Derwent London plc (REIT)	4,141,472
331,433	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	12,635,519
345,053	Diploma plc (Capital Goods)	9,935,966
25,045	DS Smith plc (Materials)	91,870
379,791	Dunelm Group plc (Retailing)	6,420,720
22,707	EMIS Group plc (Health Care Equipment & Services)	292,992
34,517	Frasers Group plc (Retailing)*	167,448
4,678	Frontier Developments plc (Media & Entertainment)*	158,175
170,524	Games Workshop Group plc (Consumer Durables & Apparel)	22,924,646
20,323	GB Group plc (Software & Services)*	234,060
239,274	GCP Student Living plc (REIT)	347,203
564,288	Grainger plc (Real Estate)	2,044,317
637,298	Greggs plc (Consumer Services)*	10,643,429

Common Stocks – (continued)
United Kingdom – (continued)
126,119	Halfords Group plc (Retailing)	392,946
546,628	Hays plc (Commercial & Professional Services)	754,818
14,984	Hill & Smith Holdings plc (Materials)	233,031
355,680	HomeServe plc (Commercial & Professional Services)	5,097,399
1,061,360	Howden Joinery Group plc (Capital Goods)	8,762,430
3,162,024	IG Group Holdings plc (Diversified Financials)	31,204,449
1,083,944	IMI plc (Capital Goods)	14,534,128
2,317,915	Inchcape plc (Retailing)	14,868,782
26,872	ITM Power plc (Capital Goods)*(b)	80,453
22,581,798	ITV plc (Media & Entertainment)*	21,104,150
1,442	Judges Scientific plc (Capital Goods)	100,878
877,519	Jupiter Fund Management plc (Diversified Financials)	2,639,710
226,291	Just Group plc (Insurance)*	123,533
392,058	Kainos Group plc (Software & Services)	6,288,130
13,629,552	Man Group plc (Diversified Financials)	19,019,576
964,348	Marshalls plc (Materials)*	8,354,973
6,371,204	Moneysupermarket.com Group plc (Retailing)	20,123,062
105,887	Morgan Sindall Group plc (Capital Goods)	1,512,953
191,780	NCC Group plc (Software & Services)	455,119
474,413	Ninety One plc (Diversified Financials)*	1,275,327
380,361	OneSavings Bank plc (Banks)	1,517,242
1,161,925	Pagegroup plc (Commercial & Professional Services)	5,382,928
1,429,163	Paragon Banking Group plc (Banks)	5,483,891
115,865	Picton Property Income Ltd. (The) (REIT)	93,514
619,379	Playtech plc (Consumer Services)	2,731,080
161,396	Provident Financial plc (Diversified Financials)	486,017
1,273,232	Rightmove plc (Media & Entertainment)	10,189,911
1,558,644	Royal Mail plc (Transportation)	4,587,742
1,464,751	Safestore Holdings plc (REIT)	15,248,028
62,970	Savills plc (Real Estate)	678,205
523,703	Softcat plc (Software & Services)	7,634,357
239,244	Spectris plc (Technology Hardware & Equipment)	7,678,607
3,290,878	Spirent Communications plc (Technology Hardware & Equipment)	12,354,762
2,903,658	Tate & Lyle plc (Food, Beverage & Tobacco)	22,383,678

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
124,619	TP ICAP plc (Diversified Financials)	$308,591
6,858	Travis Perkins plc (Capital Goods)*	94,190
595,048	UNITE Group plc (The) (REIT)	6,421,589
101,620	Vesuvius plc (Capital Goods)	525,638
186,404	Watkin Jones plc (Real Estate)	323,109
79,449	Workspace Group plc (REIT)	635,128

		369,569,972

United States – 0.3%
3,413,034	Reliance Worldwide Corp. Ltd. (Capital Goods)	9,852,530

TOTAL COMMON STOCKS
(Cost $2,617,126,993)		$2,816,066,517

Units	Description	Expiration Month	Value

Right* – 0.0%
United Kingdom – 0.0%
167	ITM Power plc (Capital Goods)	11/2020	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,617,126,993)			$2,816,066,517

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,274,156	0.028%	$29,274,156
(Cost $29,274,156)

TOTAL INVESTMENTS – 98.2%
(Cost $2,646,401,149)		$2,845,340,673

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		51,655,673

NET ASSETS – 100.0%		$2,896,996,346

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	398	12/18/2020	$13,715,873	$(1,052,615)
FTSE 100 Index	89	12/18/2020	6,414,688	(273,618)
Hang Seng Index	5	11/27/2020	779,007	(16,999)
MSCI Singapore Index	33	11/27/2020	665,943	(25,633)
SPI 200 Index	32	12/17/2020	3,312,065	(155,138)
TOPIX Index	74	12/10/2020	11,118,200	(344,793)

Total Futures Contracts				$(1,868,796)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2020

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,329,211,212, $2,086,125,309 and $2,617,126,993)(a)	$1,690,312,520	$2,201,807,288	$2,816,066,517
Investments in affiliated securities lending reinvestment vehicle, at value (cost $500,400, $25,795,600 and $29,274,156)	500,400	25,795,600	29,274,156
Cash	24,863,000	9,632,037	36,739,441
Foreign currencies, at value (cost $1,882,691, $14,980,117 and $25,859,027)	1,884,990	14,918,832	25,843,596
Receivables:
Investments sold	29,543,282	22,313	42,385,386
Dividends	3,354,244	6,139,446	8,861,686
Collateral on certain derivative contracts(b)	758,430	—	3,390,903
Fund shares sold	427,800	1,990,771	3,937,212
Foreign tax reclaims	92,358	5,041,497	6,494,215
Reimbursement from investment adviser	20,192	175,754	217,402
Securities lending income	4,050	5,049	46,201
Due from custodian	—	2,727,672	7,338,742
Variation margin on futures	—	643	—
Other assets	50,849	74,293	60,232
Total assets	1,751,812,115	2,268,331,195	2,980,655,689

Liabilities:
Variation margin on futures	109,710	—	262,084
Payables:
Investments purchased	30,649,423	2,727,672	47,673,684
Management fees	1,459,900	1,528,285	2,132,140
Foreign capital gains taxes	1,379,813	—	—
Fund shares redeemed	904,153	5,538,403	3,219,871
Payable upon return of securities loaned	500,400	25,795,600	29,274,156
Distribution and Service fees and Transfer Agency fees	100,684	197,875	178,609
Accrued expenses	574,111	438,412	918,799
Total liabilities	35,678,194	36,226,247	83,659,343

Net Assets:
Paid-in capital	1,585,039,965	2,456,091,798	3,239,221,681
Total distributable earnings (loss)	131,093,956	(223,986,850)	(342,225,335)
NET ASSETS	$1,716,133,921	$2,232,104,948	$2,896,996,346
Net Assets:
Class A	$52,067,879	$204,087,140	$120,602,011
Class C	5,905,139	13,483,779	29,189,999
Institutional	961,138,097	810,509,503	1,608,195,146
Service	—	3,675,267	—
Investor	89,555,543	311,445,654	131,558,140
Class R6	465,603,687	522,706,897	963,820,525
Class R	29,634,823	8,321,356	—
Class P	112,228,753	357,875,352	43,630,525
Total Net Assets	$1,716,133,921	$2,232,104,948	$2,896,996,346
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,081,669	17,896,054	11,001,771
Class C	584,891	1,211,511	2,763,872
Institutional	93,860,160	68,933,311	146,588,704
Service	—	319,101	—
Investor	8,761,744	27,829,768	12,048,915
Class R6	45,506,435	44,489,028	87,664,406
Class R	2,939,931	751,363	—
Class P	10,968,354	30,483,358	3,968,401
Net asset value, offering and redemption price per share:(c)
Class A	$10.25	$11.40	$10.96
Class C	10.10	11.13	10.56
Institutional	10.24	11.76	10.97
Service	—	11.52	—
Investor	10.22	11.19	10.92
Class R6	10.23	11.75	10.99
Class R	10.08	11.08	—
Class P	10.23	11.74	10.99

(a)	Includes loaned securities having a market value of $452,493, $24,400,279 and $28,131,035, for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for Emerging Markets Equity Insights and International Small Cap Insights Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $10.85, $12.06 and $11.60, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2020

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $4,982,542, $5,705,154 and $6,922,848)	$43,052,697	$58,717,399	$65,520,330

Securities lending income — affiliated issuer	66,802	260,752	610,019

Dividends — affiliated issuers	13,155	26,937	456

Income from non-cash dividends	—	3,185,344	—

Total investment income	43,132,654	62,190,432	66,130,805

Expenses:

Management fees	16,506,328	19,782,283	26,892,347

Custody, accounting and administrative services	1,214,501	831,916	1,181,261

Transfer Agency fees(a)	847,740	1,894,768	1,655,933

Distribution and Service (12b-1) fees(a)	334,164	768,142	630,999

Printing and mailing costs	220,586	328,949	815,113

Registration fees	156,663	216,218	159,417

Professional fees	121,816	115,527	114,088

Trustee fees	22,224	23,816	24,783

Service fees — Class C	16,781	43,706	96,926

Shareholder administration fees — Service Shares	—	10,704	—

Other	196,721	99,954	130,569

Total expenses	19,637,524	24,115,983	31,701,436

Less — expense reductions	(1,067,343)	(1,563,602)	(1,981,293)

Net expenses	18,570,181	22,552,381	29,720,143

NET INVESTMENT INCOME	24,562,473	39,638,051	36,410,662

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(62,500,009)	(146,510,347)	(212,747,666)

Futures contracts	5,971,537	6,902,118	4,353,779

Foreign currency transactions	(2,690,576)	1,398,436	(1,429,786)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $1,758,072, $0 and $0)	200,548,171	(66,882,378)	(34,125,254)

Futures contracts	32,269	(18,421)	(1,877,027)

Foreign currency translation	573,351	163,277	75,751

Net realized and unrealized gain (loss)	141,934,743	(204,947,315)	(245,750,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,497,216	$(165,309,264)	$(209,339,541)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	$147,566	$50,342	$—	$136,256	$98,559	$11,214	$367,299	$—	$162,762	$130,329	$45,347	$32,230
International Equity Insights	583,069	131,120	10,704	43,249	389,100	29,244	391,837	1,708	793,395	168,405	14,405	106,674
International Small Cap Insights	340,223	290,776	—	—	227,062	64,884	714,886	—	307,454	324,929	—	16,718

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$24,562,473	$37,179,379	$39,638,051	$68,116,968

Net realized loss	(59,219,048)	(155,271,349)	(138,209,793)	(211,846,876)

Net change in unrealized gain (loss)	201,153,791	228,850,921	(66,737,522)	344,013,406

Net increase (decrease) in net assets resulting from operations	166,497,216	110,758,951	(165,309,264)	200,283,498

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,170,011)	(1,382,695)	(6,053,941)	(2,441,498)

Class C Shares	(56,474)	(82,497)	(273,424)	(230,590)

Institutional Shares	(19,988,850)	(21,025,697)	(30,508,959)	(21,903,837)

Service Shares	—	—	(105,545)	(64,202)

Investor Shares	(2,202,457)	(2,145,536)	(14,717,983)	(7,168,724)

Class R6 Shares	(9,800,344)	(11,923,948)	(15,101,395)	(8,467,600)

Class R Shares	(438,620)	(318,449)	(176,443)	(107,227)

Class P Shares	(2,563,794)	(3,090,275)	(9,256,226)	(5,642,654)

Total distributions to shareholders	(36,220,550)	(39,969,097)	(76,193,916)	(46,026,332)

From share transactions:

Proceeds from sales of shares	518,724,358	878,269,720	948,110,037	1,976,021,453

Reinvestment of distributions	33,859,109	37,448,911	61,919,453	36,692,122

Cost of shares redeemed	(749,322,930)	(1,146,688,181)	(1,585,726,253)	(1,724,995,996)
Net increase (decrease) in net assets resulting from share transactions	(196,739,463)	(230,969,550)	(575,696,763)	287,717,579

TOTAL INCREASE (DECREASE)	(66,462,797)	(160,179,696)	(817,199,943)	441,974,745

Net Assets:

Beginning of year	1,782,596,718	1,942,776,414	3,049,304,891	2,607,330,146

End of year	$1,716,133,921	$1,782,596,718	$2,232,104,948	$3,049,304,891

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2019
From operations:

Net investment income	$36,410,662	$75,247,934

Net realized loss	(209,823,673)	(264,294,218)

Net change in unrealized gain (loss)	(35,926,530)	427,695,952

Net increase (decrease) in net assets resulting from operations	(209,339,541)	238,649,668

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,023,326)	(1,847,569)

Class C Shares	(1,160,269)	(140,227)

Institutional Shares	(75,418,332)	(35,596,707)

Investor Shares	(8,589,904)	(5,911,450)

Class R6 Shares	(41,125,645)	(16,511,878)

Class P Shares	(2,779,660)	(1,347,821)

Total distributions to shareholders	(134,097,136)	(61,355,652)

From share transactions:

Proceeds from sales of shares	839,452,474	1,411,878,385

Reinvestment of distributions	123,448,591	56,353,633

Cost of shares redeemed	(1,619,152,181)	(1,960,823,746)

Net decrease in net assets resulting from share transactions	(656,251,116)	(492,591,728)

TOTAL DECREASE	(999,687,793)	(315,297,712)

Net Assets:

Beginning of year	3,896,684,139	4,211,981,851

End of year	$2,896,996,346	$3,896,684,139

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.34	$8.98	$11.00	$8.54	$7.92

Net investment income(a)	0.10	0.15	0.18	0.13	0.10

Net realized and unrealized gain (loss)	0.96	0.36	(1.66)	2.41	0.59

Total from investment operations	1.06	0.51	(1.48)	2.54	0.69

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.12)	(0.08)	(0.07)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.15)	(0.15)	(0.54)	(0.08)	(0.07)

Net asset value, end of year	$10.25	$9.34	$8.98	$11.00	$8.54

Total return(b)	11.56%	5.74%	(14.11)%	30.15%	8.79%

Net assets, end of year (in 000s)	$52,068	$72,886	$82,726	$95,930	$50,289

Ratio of net expenses to average net assets	1.47%	1.48%	1.48%	1.52%	1.56%

Ratio of total expenses to average net assets	1.53%	1.56%	1.54%	1.55%	1.63%

Ratio of net investment income to average net assets	1.13%	1.61%	1.72%	1.36%	1.24%

Portfolio turnover rate(c)	178%	165%	147%	172%	216%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.19	$8.83	$10.88	$8.45	$7.84

Net investment income(a)	0.04	0.08	0.10	0.07	0.04

Net realized and unrealized gain (loss)	0.94	0.36	(1.64)	2.39	0.58

Total from investment operations	0.98	0.44	(1.54)	2.46	0.62

Distributions to shareholders from net investment income	(0.07)	(0.08)	(0.09)	(0.03)	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.07)	(0.08)	(0.51)	(0.03)	(0.01)

Net asset value, end of year	$10.10	$9.19	$8.83	$10.88	$8.45

Total return(b)	10.65%	5.09%	(14.80)%	29.20%	7.97%

Net assets, end of year (in 000s)	$5,905	$8,303	$8,975	$7,563	$1,132

Ratio of net expenses to average net assets	2.21%	2.23%	2.23%	2.26%	2.31%

Ratio of total expenses to average net assets	2.28%	2.31%	2.29%	2.29%	2.39%

Ratio of net investment income to average net assets	0.41%	0.85%	0.98%	0.72%	0.47%

Portfolio turnover rate(c)	178%	165%	147%	172%	216%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.33	$8.99	$11.01	$8.54	$7.91

Net investment income(a)	0.14	0.19	0.19	0.17	0.13

Net realized and unrealized gain (loss)	0.96	0.35	(1.64)	2.41	0.60

Total from investment operations	1.10	0.54	(1.45)	2.58	0.73

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.15)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.19)	(0.20)	(0.57)	(0.11)	(0.10)

Net asset value, end of year	$10.24	$9.33	$8.99	$11.01	$8.54

Total return(b)	11.90%	6.18%	(13.83)%	30.67%	9.35%

Net assets, end of year (in 000s)	$961,138	$938,157	$981,091	$1,488,246	$852,853

Ratio of net expenses to average net assets	1.09%	1.10%	1.10%	1.15%	1.16%

Ratio of total expenses to average net assets	1.16%	1.18%	1.14%	1.15%	1.22%

Ratio of net investment income to average net assets	1.53%	2.01%	1.84%	1.74%	1.70%

Portfolio turnover rate(c)	178%	165%	147%	172%	216%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.32	$8.97	$10.99	$8.53	$7.91

Net investment income(b)	0.13	0.18	0.21	0.18	0.12

Net realized and unrealized gain (loss)	0.95	0.36	(1.66)	2.38	0.59

Total from investment operations	1.08	0.54	(1.45)	2.56	0.71

Distributions to shareholders from net investment income	(0.18)	(0.19)	(0.15)	(0.10)	(0.09)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.18)	(0.19)	(0.57)	(0.10)	(0.09)

Net asset value, end of year	$10.22	$9.32	$8.97	$10.99	$8.53

Total return(c)	11.76%	6.06%	(13.90)%	30.47%	9.13%

Net assets, end of year (in 000s)	$89,556	$118,727	$96,779	$67,068	$2,565

Ratio of net expenses to average net assets	1.22%	1.23%	1.23%	1.26%	1.31%

Ratio of total expenses to average net assets	1.28%	1.31%	1.29%	1.29%	1.37%

Ratio of net investment income to average net assets	1.39%	1.92%	1.99%	1.81%	1.53%

Portfolio turnover rate(d)	178%	165%	147%	172%	216%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.33	$8.98	$11.00	$8.53	$7.91

Net investment income(a)	0.14	0.17	0.29	0.19	0.10

Net realized and unrealized gain (loss)	0.95	0.38	(1.73)	2.39	0.62

Total from investment operations	1.09	0.55	(1.44)	2.58	0.72

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.16)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.19)	(0.20)	(0.58)	(0.11)	(0.10)

Net asset value, end of year	$10.23	$9.33	$8.98	$11.00	$8.53

Total return(b)	11.81%	6.32%	(13.84)%	30.74%	9.27%

Net assets, end of year (in 000s)	$465,604	$491,306	$621,590	$13,164	$1,637

Ratio of net expenses to average net assets	1.08%	1.09%	1.08%	1.13%	1.13%

Ratio of total expenses to average net assets	1.15%	1.17%	1.15%	1.13%	1.16%

Ratio of net investment income to average net assets	1.53%	1.89%	2.78%	1.87%	1.26%

Portfolio turnover rate(c)	178%	165%	147%	172%	216%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.20	$8.86	$10.87	$8.44	$7.84

Net investment income(a)	0.08	0.12	0.15	0.10	0.08

Net realized and unrealized gain (loss)	0.95	0.36	(1.64)	2.40	0.59

Total from investment operations	1.03	0.48	(1.49)	2.50	0.67

Distributions to shareholders from net investment income	(0.15)	(0.14)	(0.10)	(0.07)	(0.07)

Distributions to shareholders from net realized gains	—	—	(0.42)	—	—

Total distributions	(0.15)	(0.14)	(0.52)	(0.07)	(0.07)

Net asset value, end of year	$10.08	$9.20	$8.86	$10.87	$8.44

Total return(b)	11.19%	5.52%	(14.34)%	29.86%	8.57%

Net assets, end of year (in 000s)	$29,635	$27,790	$20,852	$19,243	$9,363

Ratio of net expenses to average net assets	1.72%	1.73%	1.73%	1.77%	1.81%

Ratio of total expenses to average net assets	1.78%	1.82%	1.79%	1.79%	1.88%

Ratio of net investment income to average net assets	0.91%	1.27%	1.46%	1.06%	1.01%

Portfolio turnover rate(c)	178%	165%	147%	172%	216%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.33	$8.98	$10.84

Net investment income(a)	0.14	0.18	0.18

Net realized and unrealized gain (loss)	0.95	0.37	(2.04)

Total from investment operations	1.09	0.55	(1.86)

Distributions to shareholders from net investment income	(0.19)	(0.20)	—

Net asset value, end of period	$10.23	$9.33	$8.98

Total return(b)	11.80%	6.33%	(17.16)%

Net assets, end of period (in 000s)	$112,229	$125,429	$130,763

Ratio of net expenses to average net assets	1.08%	1.09%	1.08	%(c)

Ratio of total expenses to average net assets	1.15%	1.17%	1.17	%(c)

Ratio of net investment income to average net assets	1.48%	1.96%	3.36	%(c)

Portfolio turnover rate(d)	178%	165%	147%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.46	$11.88	$13.19	$10.53	$10.54

Net investment income(a)	0.14	0.23	0.23	0.18	0.18

Net realized and unrealized gain (loss)	(0.92)	0.52	(1.36)	2.71	(0.08)

Total from investment operations	(0.78)	0.75	(1.13)	2.89	0.10

Distributions to shareholders from net investment income	(0.28)	(0.17)	(0.18)	(0.23)	(0.11)

Net asset value, end of year	$11.40	$12.46	$11.88	$13.19	$10.53

Total return(b)	(6.44)%	6.58%	(8.71)%	28.07%	0.97%

Net assets, end of year (in 000s)	$204,087	$237,898	$184,222	$138,267	$104,736

Ratio of net expenses to average net assets	1.17%	1.16%	1.14%	1.21%	1.25%

Ratio of total expenses to average net assets	1.23%	1.24%	1.26%	1.35%	1.39%

Ratio of net investment income to average net assets	1.22%	1.97%	1.76%	1.54%	1.77%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.13	$11.56	$12.91	$10.32	$10.36

Net investment income(a)	0.05	0.14	0.14	0.09	0.10

Net realized and unrealized gain (loss)	(0.90)	0.52	(1.34)	2.66	(0.08)

Total from investment operations	(0.85)	0.66	(1.20)	2.75	0.02

Distributions to shareholders from net investment income	(0.15)	(0.09)	(0.15)	(0.16)	(0.06)

Net asset value, end of year	$11.13	$12.13	$11.56	$12.91	$10.32

Total return(b)	(7.08)%	5.79%	(9.45)%	27.11%	0.22%

Net assets, end of year (in 000s)	$13,484	$22,427	$32,338	$14,886	$6,164

Ratio of net expenses to average net assets	1.92%	1.91%	1.89%	1.95%	2.00%

Ratio of total expenses to average net assets	1.98%	1.99%	2.01%	2.09%	2.14%

Ratio of net investment income to average net assets	0.42%	1.25%	1.11%	0.79%	1.02%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.83	$12.22	$13.57	$10.82	$10.83

Net investment income(a)	0.18	0.29	0.28	0.23	0.24

Net realized and unrealized gain (loss)	(0.93)	0.54	(1.41)	2.79	(0.10)

Total from investment operations	(0.75)	0.83	(1.13)	3.02	0.14

Distributions to shareholders from net investment income	(0.32)	(0.22)	(0.22)	(0.27)	(0.15)

Net asset value, end of year	$11.76	$12.83	$12.22	$13.57	$10.82

Total return(b)	(6.07)%	7.07%	(8.48)%	28.57%	1.34%

Net assets, end of year (in 000s)	$810,510	$1,256,782	$1,323,745	$1,012,010	$500,930

Ratio of net expenses to average net assets	0.79%	0.79%	0.81%	0.85%	0.85%

Ratio of total expenses to average net assets	0.85%	0.85%	0.87%	0.94%	0.99%

Ratio of net investment income to average net assets	1.54%	2.41%	2.08%	1.92%	2.25%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.57	$11.98	$13.32	$10.63	$10.64

Net investment income(a)	0.12	0.23	0.21	0.18	0.17

Net realized and unrealized gain (loss)	(0.91)	0.52	(1.38)	2.73	(0.08)

Total from investment operations	(0.79)	0.75	(1.17)	2.91	0.09

Distributions to shareholders from net investment income	(0.26)	(0.16)	(0.17)	(0.22)	(0.10)

Net asset value, end of year	$11.52	$12.57	$11.98	$13.32	$10.63

Total return(b)	(6.50)%	6.45%	(8.92)%	27.89%	0.87%

Net assets, end of year (in 000s)	$3,675	$5,386	$4,538	$4,073	$1,898

Ratio of net expenses to average net assets	1.29%	1.29%	1.31%	1.35%	1.35%

Ratio of total expenses to average net assets	1.35%	1.35%	1.37%	1.45%	1.49%

Ratio of net investment income to average net assets	1.03%	1.93%	1.57%	1.51%	1.60%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.23	$11.67	$12.97	$10.36	$10.38

Net investment income(b)	0.16	0.27	0.27	0.23	0.17

Net realized and unrealized gain (loss)	(0.89)	0.50	(1.35)	2.64	(0.05)

Total from investment operations	(0.73)	0.77	(1.08)	2.87	0.12

Distributions to shareholders from net investment income	(0.31)	(0.21)	(0.22)	(0.26)	(0.14)

Net asset value, end of year	$11.19	$12.23	$11.67	$12.97	$10.36

Total return(c)	(6.21)%	6.90%	(8.52)%	28.44%	1.22%

Net assets, end of year (in 000s)	$311,446	$549,732	$393,993	$147,186	$6,639

Ratio of net expenses to average net assets	0.92%	0.91%	0.89%	0.94%	1.00%

Ratio of total expenses to average net assets	0.98%	0.99%	1.01%	1.07%	1.14%

Ratio of net investment income to average net assets	1.42%	2.29%	2.09%	1.87%	1.65%

Portfolio turnover rate(d)	160%	136%	124%	161%	176%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.82	$12.22	$13.56	$10.82	$10.83

Net investment income(a)	0.19	0.30	0.33	0.23	0.14

Net realized and unrealized gain (loss)	(0.94)	0.52	(1.45)	2.78	0.01

Total from investment operations	(0.75)	0.82	(1.12)	3.01	0.15

Distributions to shareholders from net investment income	(0.32)	(0.22)	(0.22)	(0.27)	(0.16)

Net asset value, end of year	$11.75	$12.82	$12.22	$13.56	$10.82

Total return(b)	(6.06)%	7.10%	(8.48)%	28.51%	1.37%

Net assets, end of year (in 000s)	$522,707	$595,264	$415,327	$80,686	$46,707

Ratio of net expenses to average net assets	0.78%	0.78%	0.79%	0.83%	0.83%

Ratio of total expenses to average net assets	0.84%	0.84%	0.86%	0.93%	0.96%

Ratio of net investment income to average net assets	1.61%	2.49%	2.45%	1.96%	1.32%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.10	$11.54	$12.85	$10.29	$10.34

Net investment income(a)	0.11	0.21	0.19	0.16	0.13

Net realized and unrealized gain (loss)	(0.89)	0.50	(1.33)	2.64	(0.06)

Total from investment operations	(0.78)	0.71	(1.14)	2.80	0.07

Distributions to shareholders from net investment income	(0.24)	(0.15)	(0.17)	(0.24)	(0.12)

Net asset value, end of year	$11.08	$12.10	$11.54	$12.85	$10.29

Total return(b)	(6.69)%	6.36%	(9.01)%	27.81%	0.67%

Net assets, end of year (in 000s)	$8,321	$9,281	$7,548	$7,071	$2,152

Ratio of net expenses to average net assets	1.42%	1.41%	1.40%	1.45%	1.50%

Ratio of total expenses to average net assets	1.48%	1.49%	1.51%	1.59%	1.64%

Ratio of net investment income to average net assets	0.99%	1.79%	1.49%	1.39%	1.28%

Portfolio turnover rate(c)	160%	136%	124%	161%	176%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$12.81	$12.21	$13.79

Net investment income(a)	0.19	0.30	0.12

Net realized and unrealized gain (loss)	(0.94)	0.52	(1.70)

Total from investment operations	(0.75)	0.82	(1.58)

Distributions to shareholders from net investment income	(0.32)	(0.22)	—

Net asset value, end of period	$11.74	$12.81	$12.21

Total return(b)	(6.06)%	7.03%	(11.46)%

Net assets, end of period (in 000s)	$357,875	$372,536	$245,618

Ratio of net expenses to average net assets	0.78%	0.78%	0.78	%(c)

Ratio of total expenses to average net assets	0.84%	0.84%	0.87	%(c)

Ratio of net investment income to average net assets	1.62%	2.43%	1.65	%(c)

Portfolio turnover rate(d)	160%	136%	124%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.77	$11.16	$13.39	$10.71	$10.42

Net investment income(a)	0.08	0.17	0.17	0.14	0.16

Net realized and unrealized gain (loss)	(0.52)	0.55	(1.39)	2.79	0.27

Total from investment operations	(0.44)	0.72	(1.22)	2.93	0.43

Distributions to shareholders from net investment income	(0.37)	(0.11)	(0.18)	(0.25)	(0.14)

Distributions to shareholders from net realized gains	—	—	(0.83)	—	—

Total distributions	(0.37)	(0.11)	(1.01)	(0.25)	(0.14)

Net asset value, end of year	$10.96	$11.77	$11.16	$13.39	$10.71

Total return(b)	(3.98)%	6.68%	(9.88)%	28.01%	4.17%

Net assets, end of year (in 000s)	$120,602	$163,427	$193,465	$211,268	$242,383

Ratio of net expenses to average net assets	1.25%	1.26%	1.26%	1.29%	1.30%

Ratio of total expenses to average net assets	1.31%	1.33%	1.31%	1.34%	1.39%

Ratio of net investment income to average net assets	0.76%	1.52%	1.34%	1.18%	1.55%

Portfolio turnover rate(c)	149%	131%	110%	129%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.34	$10.73	$12.95	$10.35	$10.11

Net investment income(a)	— (b)	0.09	0.08	0.07	0.08

Net realized and unrealized gain (loss)	(0.51)	0.54	(1.35)	2.70	0.25

Total from investment operations	(0.51)	0.63	(1.27)	2.77	0.33

Distributions to shareholders from net investment income	(0.27)	(0.02)	(0.12)	(0.17)	(0.09)

Distributions to shareholders from net realized gains	—	—	(0.83)	—	—

Total distributions	(0.27)	(0.02)	(0.95)	(0.17)	(0.09)

Net asset value, end of year	$10.56	$11.34	$10.73	$12.95	$10.35

Total return(c)	(4.71)%	5.94%	(10.59)%	27.20%	3.27%

Net assets, end of year (in 000s)	$29,190	$51,728	$68,767	$65,194	$44,643

Ratio of net expenses to average net assets	2.00%	2.01%	2.01%	2.04%	2.05%

Ratio of total expenses to average net assets	2.06%	2.08%	2.06%	2.09%	2.14%

Ratio of net investment income (loss) to average net assets	(0.01)%	0.82%	0.61%	0.60%	0.83%

Portfolio turnover rate(d)	149%	131%	110%	129%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.78	$11.19	$13.42	$10.73	$10.44

Net investment income(a)	0.12	0.22	0.21	0.21	0.21

Net realized and unrealized gain (loss)	(0.52)	0.54	(1.38)	2.77	0.26

Total from investment operations	(0.40)	0.76	(1.17)	2.98	0.47

Distributions to shareholders from net investment income	(0.41)	(0.17)	(0.23)	(0.29)	(0.18)

Distributions to shareholders from net realized gains	—	—	(0.83)	—	—

Total distributions	(0.41)	(0.17)	(1.06)	(0.29)	(0.18)

Net asset value, end of year	$10.97	$11.78	$11.19	$13.42	$10.73

Total return(b)	(3.61)%	7.10%	(9.53)%	28.59%	4.50%

Net assets, end of year (in 000s)	$1,608,195	$2,134,382	$2,250,288	$1,796,887	$1,118,478

Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.90%	0.90%

Ratio of total expenses to average net assets	0.93%	0.95%	0.92%	0.94%	0.98%

Ratio of net investment income to average net assets	1.13%	1.96%	1.67%	1.77%	1.98%

Portfolio turnover rate(c)	149%	131%	110%	129%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.72	$11.12	$13.36	$10.68	$10.40

Net investment income(b)	0.10	0.19	0.21	0.21	0.19

Net realized and unrealized gain (loss)	(0.51)	0.56	(1.40)	2.75	0.26

Total from investment operations	(0.41)	0.75	(1.19)	2.96	0.45

Distributions to shareholders from net investment income	(0.39)	(0.15)	(0.22)	(0.28)	(0.17)

Distributions to shareholders from net realized gains	—	—	(0.83)	—	—

Total distributions	(0.39)	(0.15)	(1.05)	(0.28)	(0.17)

Net asset value, end of year	$10.92	$11.72	$11.12	$13.36	$10.68

Total return(c)	(3.72)%	7.01%	(9.72)%	28.48%	4.33%

Net assets, end of year (in 000s)	$131,558	$274,079	$532,484	$344,700	$99,365

Ratio of net expenses to average net assets	1.00%	1.01%	1.01%	1.04%	1.05%

Ratio of total expenses to average net assets	1.06%	1.08%	1.06%	1.09%	1.13%

Ratio of net investment income to average net assets	0.95%	1.74%	1.68%	1.76%	1.83%

Portfolio turnover rate(d)	149%	131%	110%	129%	140%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.80	$11.21	$13.45	$10.75	$10.44

Net investment income(a)	0.13	0.22	0.22	0.20	0.26

Net realized and unrealized gain (loss)	(0.52)	0.54	(1.40)	2.79	0.23

Total from investment operations	(0.39)	0.76	(1.18)	2.99	0.49

Distributions to shareholders from net investment income	(0.42)	(0.17)	(0.23)	(0.29)	(0.18)

Distributions to shareholders from net realized gains	—	—	(0.83)	—	—

Total distributions	(0.42)	(0.17)	(1.06)	(0.29)	(0.18)

Net asset value, end of year	$10.99	$11.80	$11.21	$13.45	$10.75

Total return(b)	(3.60)%	7.11%	(9.57)%	28.67%	4.72%

Net assets, end of year (in 000s)	$963,821	$1,192,142	$1,076,035	$116,788	$18,566

Ratio of net expenses to average net assets	0.86%	0.86%	0.85%	0.88%	0.88%

Ratio of total expenses to average net assets	0.92%	0.94%	0.92%	0.92%	0.97%

Ratio of net investment income to average net assets	1.19%	2.01%	1.72%	1.58%	2.39%

Portfolio turnover rate(c)	149%	131%	110%	129%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Year Ended October 31,		April 16, 2018* to October 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$11.80	$11.21	$13.08

Net investment income(a)	0.12	0.22	0.08

Net realized and unrealized gain (loss)	(0.51)	0.54	(1.95)

Total from investment operations	(0.39)	0.76	(1.87)

Distributions to shareholders from net investment income	(0.42)	(0.17)	—

Net asset value, end of period	$10.99	$11.80	$11.21

Total return(b)	(3.60)%	7.11%	(14.30)%

Net assets, end of period (in 000s)	$43,631	$80,926	$90,943

Ratio of net expenses to average net assets	0.86%	0.86%	0.85	%(c)

Ratio of total expenses to average net assets	0.92%	0.94%	0.93	%(c)

Ratio of net investment income to average net assets	1.08%	1.96%	1.20	%(c)

Portfolio turnover rate(d)	149%	131%	110%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, R6, R and P	Diversified
International Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
International Small Cap Insights	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

67

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety .The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by

68

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation

69

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2020:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$36,631,169	$—

Asia	488,399,478	1,027,643,460	—

Europe	693,760	10,704,590	—

North America	36,619,796	—	—

South America	87,091,220	2,529,047	—

Securities Lending Reinvestment Vehicle	500,400	—	—

Total	$613,304,654	$1,077,508,266	$—

Derivative Type

Assets(b)

Futures Contracts	$32,269	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$16,792,959	$—

Asia	—	711,041,932	—

Australia and Oceania	26,388,115	157,874,546	—

Europe	45,196,279	1,243,425,495	—

North America	—	1,087,962	—

Securities Lending Reinvestment Vehicle	25,795,600	—	—

Total	$97,379,994	$2,130,222,894	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(18,421)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

70

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$220,415	$—

Asia	—	1,091,247,273	—

Australia and Oceania	—	232,325,937	—

Europe	93,227,844	1,389,192,518	—

North America	—	9,852,530	—

Securities Lending Reinvestment Vehicle	29,274,156	—	—

Total	$122,502,000	$2,722,838,673	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(1,868,796)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	Variation margin on futures contracts	$32,269	—	$—
International Equity Insights	Equity	—	—	Variation margin on futures contracts	(18,421)
International Small Cap Insights	Equity	—	—	Variation margin on futures contracts	(1,868,796)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2020 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

October 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$5,971,537	$32,269	323
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,902,118	(18,421)	200
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,353,779	(1,877,027)	260

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.75	0.75
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2020, GSAM waived $3,092, $3,894 and $336 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$2,537	$—
International Equity Insights	4,214	21
International Small Cap Insights	1,550	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, such fee was 0.17% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity

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Notes to Financial Statements (continued)

October 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$3,092	$22,509	$1,041,742	$1,067,343
International Equity Insights	3,894	47,822	1,511,886	1,563,602
International Small Cap Insights	336	13,791	1,967,166	1,981,293

G.  Line of Credit Facility — As of October 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2020, Goldman Sachs earned $800 and $1,046 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights and International Small Cap Insights Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2020:

Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income from Affiliated Investment Company
Emerging Markets Equity Insights	$—	$233,938,341	$(233,938,341)	$—	—	$13,155
International Equity Insights	—	141,962,756	(141,962,756)	—	—	26,937
International Small Cap Insights	—	53,306,217	(53,306,217)	—	—	456

As of October 31, 2020, the following Goldman Sachs Global Tax-Aware Equity Portfolio was a beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	8%

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$2,886,816,534	$3,115,706,193
International Equity Insights	4,117,664,129	4,709,272,083
International Small Cap Insights	4,811,865,850	5,593,644,970

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2020, are reported under Investment Income on the Statements of Operations.

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Notes to Financial Statements (continued)

October 31, 2020

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the ficsal year ended October 31, 2020		Amount Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$7,523	$6,372	$—
International Equity Insights	29,108	4,167	—
International Small Cap Insights	68,329	85,236	1,255,325

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2020:

Fund	Beginning Value as of October 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2020
Emerging Markets Equity Insights	$121,709	$137,619,519	$(137,240,828)	$500,400
International Equity Insights	30,387,872	362,958,212	(367,550,484)	25,795,600
International Small Cap Insights	32,107,743	426,896,528	(429,730,115)	29,274,156

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2020, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$36,220,550	$76,193,916	$134,097,136

The tax character of distributions paid during the fiscal year ended October 31, 2019, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$39,969,097	$46,026,332	$61,355,652

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8. TAX INFORMATION (continued)

As of October 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$20,816,972	$37,956,237	$47,361,524
Capital loss carryforwards:
Perpetual long-term	$(3,908,312)	$(74,057,447)	$(102,120,936)
Perpetual short-term	(231,483,761)	(287,762,244)	(434,432,928)
Total capital loss carryforwards	$(235,392,073)	$(361,819,691)	$(536,553,864)
Unrealized gains — net	345,669,057	99,876,604	146,967,005
Total accumulated earnings (losses) — net	$131,093,956	$(223,986,850)	$(342,225,335)

As of October 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,344,008,927	$2,127,921,883	$2,696,762,881
Gross unrealized gain	410,409,030	222,977,277	327,189,361
Gross unrealized loss	(64,739,973)	(123,100,673)	(180,222,356)
Net unrealized gain	$345,669,057	$99,876,604	$146,967,005

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund

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Notes to Financial Statements (continued)

October 31, 2020

9. OTHER RISKS (continued)

invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that

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9. OTHER RISKS (continued)

an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On October 16, 2020, a definitive proxy statement (“proxy”) was filed with the U.S. Securities and Exchange Commission to change the Emerging Markets Equity Insights Fund’s sub-classification under the Act from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction. GSAM has agreed to pay the expenses associated with the proxy, shareholder solicitation and other related costs.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,401,438	$12,758,250	2,966,653	$27,441,781
Reinvestment of distributions	118,920	1,159,473	158,620	1,368,888
Shares redeemed	(4,245,371)	(38,963,400)	(4,534,826)	(41,438,386)
	(2,725,013)	(25,045,677)	(1,409,553)	(12,627,717)
Class C Shares
Shares sold	48,145	455,875	256,648	2,349,700
Reinvestment of distributions	5,799	56,079	9,579	81,900
Shares redeemed	(372,569)	(3,394,246)	(379,019)	(3,461,810)
	(318,625)	(2,882,292)	(112,792)	(1,030,210)
Institutional Shares
Shares sold	38,269,703	338,251,447	52,061,873	482,572,337
Reinvestment of distributions	1,872,307	18,180,104	2,189,583	18,830,413
Shares redeemed	(46,792,105)	(409,780,368)	(62,919,172)	(577,944,922)
	(6,650,095)	(53,348,817)	(8,667,716)	(76,542,172)
Investor Shares
Shares sold	2,339,668	20,910,745	10,841,603	100,200,063
Reinvestment of distributions	226,625	2,198,257	249,709	2,145,005
Shares redeemed	(6,550,280)	(57,883,865)	(9,135,724)	(84,201,328)
	(3,983,987)	(34,774,863)	1,955,588	18,143,740
Class R6 Shares
Shares sold	11,869,424	108,770,757	21,229,915	194,592,630
Reinvestment of distributions	954,926	9,262,782	1,352,035	11,613,981
Shares redeemed	(19,995,919)	(178,540,794)	(39,121,967)	(360,316,512)
	(7,171,569)	(60,507,255)	(16,540,017)	(154,109,901)
Class R Shares
Shares sold	673,190	5,988,282	1,277,600	11,619,066
Reinvestment of distributions	45,642	438,620	37,333	318,449
Shares redeemed	(798,602)	(7,249,768)	(649,444)	(5,943,448)
	(79,770)	(822,866)	665,489	5,994,067
Class P Shares
Shares sold	3,768,611	31,589,002	6,605,230	59,494,143
Reinvestment of distributions	264,309	2,563,794	359,752	3,090,275
Shares redeemed	(6,512,741)	(53,510,489)	(8,075,477)	(73,381,775)
	(2,479,821)	(19,357,693)	(1,110,495)	(10,797,357)

NET DECREASE	(23,408,880)	$(196,739,463)	(25,219,496)	$(230,969,550)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,926,994	$89,401,590	13,259,688	$159,153,653
Reinvestment of distributions	440,242	5,547,046	204,537	2,186,506
Shares redeemed	(9,566,000)	(103,652,103)	(9,882,575)	(116,821,278)
	(1,198,764)	(8,703,467)	3,581,650	44,518,881
Class C Shares
Shares sold	143,956	1,656,858	456,513	5,141,424
Reinvestment of distributions	19,114	236,629	19,962	209,198
Shares redeemed	(800,332)	(8,829,816)	(1,425,650)	(16,400,371)
	(637,262)	(6,936,329)	(949,175)	(11,049,749)
Institutional Shares
Shares sold	23,320,158	271,120,005	54,720,178	657,831,323
Reinvestment of distributions	1,453,083	18,817,424	1,221,357	13,398,286
Shares redeemed	(53,834,133)	(629,253,649)	(66,250,331)	(798,357,316)
	(29,060,892)	(339,316,220)	(10,308,796)	(127,127,707)
Service Shares
Shares sold	48,006	557,250	142,546	1,698,529
Reinvestment of distributions	7,944	101,205	5,670	61,236
Shares redeemed	(165,325)	(1,972,728)	(98,679)	(1,177,739)
	(109,375)	(1,314,273)	49,537	582,026
Investor Shares
Shares sold	18,708,329	204,405,376	38,817,614	453,063,492
Reinvestment of distributions	1,192,705	14,717,983	684,659	7,168,380
Shares redeemed	(37,036,531)	(417,050,165)	(28,303,390)	(326,016,478)
	(17,135,497)	(197,926,806)	11,198,883	134,215,394
Class R6 Shares
Shares sold	12,481,283	149,814,870	34,080,931	412,901,400
Reinvestment of distributions	1,011,031	13,082,737	724,784	7,943,638
Shares redeemed	(15,450,179)	(185,491,737)	(22,360,220)	(272,988,934)
	(1,957,865)	(22,594,130)	12,445,495	147,856,104
Class R Shares
Shares sold	264,386	2,684,056	363,618	4,188,056
Reinvestment of distributions	13,067	160,204	7,899	82,224
Shares redeemed	(293,188)	(3,307,807)	(258,509)	(2,987,023)
	(15,735)	(463,547)	113,008	1,283,257
Class P Shares
Shares sold	22,761,785	228,470,032	24,463,775	282,043,576
Reinvestment of distributions	715,872	9,256,225	514,841	5,642,654
Shares redeemed	(22,083,845)	(236,168,248)	(16,007,445)	(190,246,857)
	1,393,812	1,558,009	8,971,171	97,439,373

NET INCREASE (DECREASE)	(48,721,578)	$(575,696,763)	25,101,773	$287,717,579

81

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,509,564	$25,278,690	5,084,350	$57,542,690
Reinvestment of distributions	391,583	4,659,839	174,144	1,724,026
Shares redeemed	(5,785,416)	(59,662,985)	(8,714,983)	(95,912,370)
	(2,884,269)	(29,724,456)	(3,456,489)	(36,645,654)
Class C Shares
Shares sold	67,454	728,845	166,083	1,768,839
Reinvestment of distributions	96,844	1,117,582	14,011	134,359
Shares redeemed	(1,963,466)	(20,056,232)	(2,026,719)	(21,560,049)
	(1,799,168)	(18,209,805)	(1,846,625)	(19,656,851)
Institutional Shares
Shares sold	54,461,158	554,649,638	88,905,949	988,567,614
Reinvestment of distributions	5,638,318	66,926,830	3,192,108	31,506,109
Shares redeemed	(94,722,054)	(932,342,859)	(112,062,966)	(1,226,702,768)
	(34,622,578)	(310,766,391)	(19,964,909)	(206,629,045)
Investor Shares
Shares sold	1,891,399	19,680,694	6,007,193	66,017,326
Reinvestment of distributions	726,038	8,589,026	601,289	5,910,668
Shares redeemed	(13,956,319)	(145,994,812)	(31,099,022)	(340,121,004)
	(11,338,882)	(117,725,092)	(24,490,540)	(268,193,010)
Class R6 Shares
Shares sold	22,721,529	235,744,909	26,323,470	291,256,574
Reinvestment of distributions	3,311,662	39,375,654	1,590,561	15,730,650
Shares redeemed	(39,367,794)	(427,706,335)	(22,908,629)	(255,148,086)
	(13,334,603)	(152,585,772)	5,005,402	51,839,138
Class P Shares
Shares sold	294,571	3,369,698	593,597	6,725,342
Reinvestment of distributions	233,781	2,779,660	136,281	1,347,821
Shares redeemed	(3,416,736)	(33,388,958)	(1,986,467)	(21,379,469)
	(2,888,384)	(27,239,600)	(1,256,589)	(13,306,306)

NET DECREASE	(66,867,884)	$(656,251,116)	(46,009,750)	$(492,591,728)

82

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 01, 2020 through October 31, 2020, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*	Beginning Account Value 05/01/2020	Ending Account Value 10/31/2020		Expenses Paid for the 6 Months Ended 10/31/2020*

Class A
Actual	$1,000	$1,262.30		$8.36	$1,000	$1,114.40		$6.22	$1,000	$1,157.30		$6.78
Hypothetical 5% return	1,000	1,017.75	+	7.46	1,000	1,019.25	+	5.94	1,000	1,018.85	+	6.34
Class C
Actual	1,000	1,257.80		12.49	1,000	1,110.80		10.13	1,000	1,154.10		10.78
Hypothetical 5% return	1,000	1,014.08	+	11.14	1,000	1,015.53	+	9.68	1,000	1,015.13	+	10.08
Institutional
Actual	1,000	1,264.20		6.20	1,000	1,116.80		4.26	1,000	1,159.60		4.78
Hypothetical 5% return	1,000	1,019.66	+	5.53	1,000	1,021.11	+	4.06	1,000	1,020.71	+	4.47
Service
Actual	N/A	N/A		N/A	1,000	1,114.10		6.86	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.65	+	6.55	N/A	N/A		N/A
Investor
Actual	1,000	1,263.30		6.94	1,000	1,115.70		4.89	1,000	1,159.20		5.43
Hypothetical 5% return	1,000	1,019.00	+	6.19	1,000	1,020.51	+	4.67	1,000	1,020.11	+	5.08
Class R6
Actual	1,000	1,264.50		6.15	1,000	1,116.90		4.20	1,000	1,159.30		4.72
Hypothetical 5% return	1,000	1,019.71	+	5.48	1,000	1,021.17	+	4.01	1,000	1,020.76	+	4.42
Class R
Actual	1,000	1,260.00		9.71	1,000	1,112.60		7.54	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.54	+	8.67	1,000	1,018.00	+	7.20	N/A	N/A		N/A
Class P
Actual	1,000	1,264.50		6.15	1,000	1,116.00		4.20	1,000	1,159.30		4.72
Hypothetical 5% return	1,000	1,019.71	+	5.48	1,000	1,021.17	+	4.01	1,000	1,020.76	+	4.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	1.47%	2.20%	1.09%	N/A	1.22%	1.08%	1.71%	1.08%
International Equity Insights	1.17	1.91	0.80	1.29%	0.92	0.79	1.42	0.79
International Small Cap Insights	1.25	1.99	0.88	N/A	1.00	0.87	N/A	0.87

85

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Insights Fund and International Small Cap Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

86

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

87

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Insights Fund’s and International Small Cap Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2020. They noted that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods, in the third quartile for the three-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2020. The Trustees observed that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods and outperformed for the ten-year period ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

First $1 billion	1.00%	0.81%	0.85%

Next $1 billion	1.00	0.73	0.85

Next $3 billion	0.90	0.69	0.77

Next $3 billion	0.86	0.68	0.73

Over $8 billion	0.84	0.67	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, each of which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the

89

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

91

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

92

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	170	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2020, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.2197, $0.2785, and $0.2568 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 93.01%, 80.47%, and 58.01%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0407, $0.0287, and $0.0276 per share, respectively.

For the year ended October 31, 2020, 70.37%, 89.40%, and 60.24% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

94

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.86 trillion in assets under supervision as of September 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business on August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 224223-OTU-1322329 INTINSAR-20

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,805,935	$4,119,730	Financial Statement audits.

Audit-Related Fees:

• PwC	$201,647	$262,194	Other attest services.

Tax Fees:

• PwC	$58,347	$1,171,431	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,000,617	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2020 and October 31, 2019 were approximately $259,994 and $1,433,614, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 million and $12.3 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2020. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2021